Filed Pursuant to Rule 433
Registration Statement No. 333-139693
September 2, 2008

The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”). The depositor has filed or will file with the SEC a prospectus supplement and any issuer free-writing prospectus with respect to this offering (together with the registration statement and prospectus, the “Offering Documentation”). Before you invest, you should read the prospectus in that registration statement and other documents relating to this offering that the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

AURORA LOAN SERVICES

A Lehman Brothers Company

Aurora Classic

Conduit Lending Division

Information as of April 9, 2007. Subject to change.

Classic First Lien Products:

- Fixed-Rate, 5/1, 5/6, 10/1 and 10/6 Hybrid-LIBOR and 6-Month LIBOR* Products
- 10-Year Interest-Only Option Available on 30-Year Term Products
- **3-Yr Hard, 3-Yr Soft and 1-Yr Hard Prepayment Penalty Options**

***Last Day to Commit 6-Month LIBOR/J6MP is 4/20/07.**

FULL/ALT DOC

	Purch, R/T, EXPR/T		DC[1], Cash Out[1]					
Balance	**LTV**	**CLTV/ HCLTV**	**LTV**	**CLTV/ HCLTV**	**Units**	**Occupancy**	**Credit Score[2]**	**DTI Ratio**
$500,000	95	95	80	90	1-2	O/O	680	45%
$650,000	90	95	80	90	1-2	O/O	680	Higher DTI: refer to DU Topic
$1,000,000	80	90	75	90	1-2	O/O	680	
$1,500,000	75	90	70	85	1-2	O/O	680	
$2,000,000	70	90	65	70	1-2	O/O	680	
$300,000	85	85	N/A	N/A	3-4	O/O	680	
$400,000	80	85	N/A	N/A	3-4	O/O	680	
$650,000	75	80	N/A	N/A	3-4	O/O	680	
$2,000,000	65	80	N/A	N/A	3-4	O/O	680	
$400,000	85	85	80	80	1	SH[5]	680	45%
$650,000	80	85	75	80	1	SH[5]	680	
$1,500,000	75	80	70	75	1	SH[5]	680	
$2,000,000	65	80	N/A	N/A	1	SH[5]	680	

STATED DOC

	Purch, R/T, EXPR/T		DC[1, 4], Cash Out[1, 4]					
Balance	**LTV**	**CLTV/ HCLTV**	**LTV**	**CLTV/ HCLTV**	**Units[4]**	**Occupancy**	**Credit Score[2]**	**DTI Ratio**
$400,000	85	95	80	90	1-2	O/O	680	45%
$650,000	80	90	75	80	1-2	O/O	680	
$1,000,000	80	90	70	75	1-2	O/O	680	
$1,500,000	70	80	70	75	1-2	O/O	680	
$2,000,000	65	80	60	70	1-2	O/O	680	

1 – Maximum $200,000 cash out to borrower. Cash out includes proceeds used to pay off debt; 2 – Credit score for primary income borrower used for all loans (see Credit topic); 4 – 1-unit properties only for Debt Consolidation or Cash Out transactions; 5 – First time homebuyers (borrowers who have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months) are not eligible.

GEOGRAPHIC RESTRICTIONS	**Location-Specific Restrictions:** • See *Geographic Restrictions Matrix* (*Form 504*) for location-specific geographic restrictions. **Classic Product-Specific Restrictions:** • **Alaska:** Not eligible.

DOCUMENTATION	• Full/Alt Doc and Stated Documentation programs available. Stated Documentation refers to loans processed with income, employment and asset documentation which are more relaxed than traditional FNMA or FHLMC Full Documentation requirements. Specific guidelines for Stated Doc type are outlined below.
	• Full/Alt Documentation may be required if:
	  • The initial application is incomplete or missing from the submission package.
	  • Loan request is not commensurate with the borrower's credit profile.
	  • Property is unique or otherwise has limited marketability.
	  • File contains documentation which suggests borrower's income is not accurately stated on the signed 1003 (i.e., bank statements showing payroll direct deposits with a deposit amount significantly lower than that reported on the signed 1003).
	  • Files that do not have valid or usable credit scores.
	• When applicable, non-employment income sources will be closely reviewed for reasonableness. If reasonableness cannot be determined, underwriting reserves the right to require documentation to support the reasonableness (i.e., underwriting may request: recent account statement to support assets available after closing to generate stated interest income, evidence an income-generating property is owned free and clear, etc.).

Full/Alt Doc	• Standard FNMA full or alternative documentation may be provided. Additional information can be found in *Underwriting Guidelines*. • Assets must be verified for reserves, closing costs, required down payment. • IRS 4506 is required when tax returns are used to verify income. • Verbal VOE required 5 days prior to closing for wage-earner income sources. • Income, employment and assets are stated and verified. • Liabilities are itemized and real estate owned stated.

Stated Doc	• Income/Employment:
	  • Employment must be disclosed on the signed 1003 covering a two-year period.
	  • All income sources must be itemized on the signed 1003.
	  • Verification of income is not required.
	  • Income must be reasonable for employment disclosed.
	  • 5 days prior to closing: Verbal VOE required or if self-employed, an independent written confirmation of self-employment is required (i.e., copy of business license, letter from CPA verifying length and existence of business, etc.). Two continuous years of self-employment in same business are expected.
	  • IRS 4506 is not required.
	• Liabilities are itemized – properties owned are stated.
	• Assets must be verified for reserves, closing costs and required down payment.
	• Ratios are calculated based on stated income.

DESKTOP UNDERWRITER®	• It is expressly agreed that acceptance by Purchaser of a loan application package containing an approval from an automated underwriting system shall not be construed as a commitment to lend. It is also agreed that in the event of a discrepancy between the data validated by Purchaser's review of the file and the data entered in the automated underwriting system by Seller, the findings of the automated underwriting system shall be considered null and void and Purchaser shall have no obligation to Purchase the loan.
DU Decisions	• Approve/Eligible. • Expanded Approval (EA) determinations are not acceptable. • Approve/Ineligible. Ineligible classifications are acceptable if the reason for ineligibility is based on a parameter that is outside of FNMA's guidelines but within Purchaser's. An acceptable ineligible classification would be for loan amounts above FNMA limits. • All conditions outlined in the Findings Report must be satisfied.
DU Full/Alt Doc	• Maximum $650,000 Total Aurora Financing. • **Credit score must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score.** • Full URAR required. All standard property guidelines must be met. • Employment, income, **housing**, and assets are to be documented as recommended by DU. • Must meet downpayment requirements as outlined in Required Downpayment topic. • Mortgage insurance coverage must be obtained as outlined in the Mortgage Insurance topic. The following are not available: Reduced MI, Lower-cost MI or Customized MI. • No DTI limitations.

DU Stated Doc	• Loans must be processed in accordance with Stated Doc guidelines.
	• Maximum $650,000 Total Aurora Financing.
	• Maximum 80% CLTV/HCLTV.
	• Credit review:
	  • **Credit score (but not number of tradelines) must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score.**
	  • No 60-day mortgage lates in past 24 months.
	  • **Validate data entry or findings** to ensure that all debts have been included in long-term debt ratio.
	• Full URAR required. All property guidelines outlined in Aurora Underwriting Guidelines must be met.
	• Assets must be verified to meet reserve requirements and downpayment requirements. **Verified assets must meet both Aurora's requirements (require two consecutive months bank statements or VOD) and DU's requirements.**
	• Maximum 45% DTI ratio.	

PROPERTY TYPES *(Refer to Aurora Underwriting Guidelines for additional details.)*		
PROPERTY ELIGIBILITY	Property Type *(See Underwriting Guidelines for additional details. See LTV/CLTV/HCLTV matrices for variances; i.e., second homes eligible for 1-unit only, etc.)*	**Eligible**
	Single Family Residence	Yes
	2 units	Yes
	3-4 unit Dwellings	Yes

	Warrantable:
	• FNMA Types P, Q, R or S or FHLMC Class II or III Warrantable condo
	  • Minimum 600 square feet
	  • Studio units are eligible
	  • Site (Detached) Condos are eligible
		Yes

	Non-Warrantable	No
	Condotels – See Condotel topic for LTVs	No
	Co-Ops – See Cooperative Program Profile	Yes
	PUDs meeting FNMA or FHLMC requirements	Yes
	Mixed-Use	Yes
	Model Home Lease Backs	No
	>10 acres (Note: regardless of acreage size, land value should not exceed 35%. Exceptions considered on a case-by-case basis)	No
	Rural **– up to 10 acres allowed if supported by comparable sales.**	Yes
	Mobile homes	No
	Manufactured homes	No
	Modular/Prefab	Yes
	Other property types considered case-by-case. See Underwriting Guidelines for additional information	No

OCCUPANCY	• Primary Residence (O/O) or Second Homes (SH) are eligible. • Investment Properties (N/O/O) are not eligible.
ELIGIBLE BORROWERS	• U.S. Citizens, Resident Aliens, Non-Occupying Co-Borrowers and Co-Signers. • Title may be taken in the name of trustee for an Inter Vivos Revocable Trust (refer to Form 407 for complete eligibility details and Form 407-LivT for closing details). Title may not be taken in the name of a trustee for a Land or Blind Trust.
First Time Homebuyer	• First Time Homebuyers (FTHB): This status applies when all owner-occupant borrowers of the subject property have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months. FTHB are ineligible for financing SH properties. • **FTHB without 12 month housing history must be Full Doc and have 6 months reserves.**
Resident Aliens	• Lawful resident aliens are eligible for the same financing as U.S. citizens if they can provide evidence of lawful residency and they meet all of the same credit standards as U.S. citizens. • A copy of the borrower's identification or a processor's certification *(Form 408)* is required to verify review of the acceptable documentation that evidences borrower is eligible to lawfully reside in the U.S. • Borrowers with diplomatic immunity are not eligible. • Borrower must be employed in the U.S. • Income must be likely to continue for at least 3 years.
Non-Occupying Co-Borrowers	Non-occupying co-borrowers are acceptable when the following can be met: • Occupant borrower's DTI ratio may not exceed 50%. • Occupant borrower must contribute 5% from their own resources. • All borrowers must be close relatives. • Non-occupying co-borrower may be a co-signer/guarantor, obligated for repayment of the debt but not required to take title.
QUALIFYING	• Fixed-Rate, 30/15 balloon, 5/1, 5/6, 10/1 and 10/6 Hybrid-LIBOR: Qualify at the note rate. • 6-Month LIBOR: Qualify at the fully-indexed rate. **Last Day to Commit 6-Month LIBOR/J6MP is 4/20/07.** • Interest-Only: The interest-only payment is used for qualifying.
VALUE FOR LTV/CLTV/HCLTV CALCULATION	See Section 8, Definitions.
Purchase	• Use lesser of current appraised value or acquisition cost to calculate LTV/CLTV/HCLTV.
Rate/Term and Expanded Rate/Term	• Use current appraised value to calculate LTV/CLTV/HCLTV. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.
Debt Consolidation and Cash Out	• **LTV/CLTV/HCLTV >75% and property owned <12 months, use lesser of current appraised value or acquisition cost + cost of documented home improvements.** • **LTV/CLTV/HCLTV ≤75%, use current appraised value.** • **If property owned ≥12 months, use current appraised value.** • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.
MAXIMUM CASH OUT	• Cash Out transactions– The borrower may receive up to \$200,000 loan proceeds unless otherwise limited by the applicable mortgage insurer. • Debt Consolidation transactions– Loan proceeds used for the payoff of debt are limited to the maximum cash out limits per each Program Profile (i.e., if maximum cash out is \$200,000, only \$200,000 of the loan amount may be used for the payoff of debt). Cash out limits also include any incidental cash to borrower at closing which may not exceed the greater of 2% of the loan amount or \$2,000. See MI topic for company-specific requirements.
TEMPORARY BUYDOWNS	• Not permitted.
CREDIT **General**	• Credit Report—3 file merged credit report or RMCR required. • Credit Score—Use lower of 2 or middle of 3 to determine each borrower's *representative* score. • All loans: The score of the primary income borrower (occupant borrower who earns >50% of the qualifying income) will be used for qualifying and pricing. If no occupant borrower earns >50% of the qualifying income, use the lowest representative score of all borrowers. Credit of co-borrowers (but not credit score) is expected to meet the below-listed credit requirements. • Only the primary income borrower must have a valid/useable credit score. • A valid/usable credit score is one that is generated based on a minimum of 3 trade lines being at least 2 or more years old and accurately reflecting the borrower's credit history. • Credit in accordance with below-listed guidelines is required (in addition to the minimum credit score) on all files. • Additional credit information can be found in Aurora Underwriting Guidelines.

	Total Aurora Financing <\$1,000,000	Total Aurora Financing ≥\$1,000,000
Trade lines	• Min. 5 trades (3 must be ≥2 yrs).	• Min. 5 trades (3 must be ≥4 yrs).
Mortgage/Housing		
Documentation	• **12 months documentation** • **Borrowers without a documented housing history accepted if Full Doc and 6 months reserves.**	• **24 months documentation** • **Borrowers without a documented housing history, including those not currently obligated for housing payments, are not eligible.**
History	• 0x30 in past 2 years.	• 0x30 in past 4 years.
Installment[1]	• 1x30 in past 2 years.	• 1x30 in past 4 years.
Revolving[1]	• 2x30 & 1x60 in past 2 years.	• 2x30 & 1x60 in past 4 years.

Bankruptcy	• None ever.	• None ever.
Foreclosure	• None ever.	• None ever.
Major Derogatory[1] *(collections, judgments, etc.)*	• None in past 2 years.	• None in past 4 years.
1 – Detailed review of installment, revolving and major derogatory accounts for credit determination may be waived if the borrower's credit score meets the minimum required and is not less than 660. However, all delinquent or derogatory credit must be reviewed for compliance with payoff requirements outlined in Aurora Underwriting Guidelines.		
Total Aurora Financing ≥$1,000,000	• Subject must be in a strong market of similarly-priced homes. The relationship between final value and predominant value should be reasonable. • If nature of borrower's employment is not evident, file should contain a brief narrative explaining it. • Borrowers are expected to have an above-average verified asset base. See Cash Reserves topic for additional details.	
CASH RESERVES	• Funds must be from borrower's own resources (not from borrower's business). Funds must be available to the borrower prior-to- and after-closing. Proceeds from the transaction (i.e., refinance proceeds, etc.) or sale of assets may not be used to meet cash reserves requirements. • **FTHB without 12 month housing history must be Full Doc and have 6 months reserves.**	

Total Aurora Financing <$1,000,000	• Full Doc:
	  • Purchase—Minimum 2 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• Stated Doc:
	  • Minimum 6 months PITI required for reserves.	

Total Aurora Financing ≥$1,000,000	• Full Doc:
	  • Purchase—minimum 6 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• **Stated Doc:**
	  • **6 months PITI if:**
	    • **LTV/CLTV/HCLTV is ≤60%; or**
	    • **LTV/CLTV/HCLTV >60% when all of the following are present:**
	      • **Credit score is ≥720;**
	      • **Purchase, Rate/Term or Expanded Rate/Term; and**
	      • **No exceptions to loan amount or LTV have been granted.**
	  • **All other transactions require 12 months PITI.**
	• **Subject must be in a strong market of similarly priced homes. The relationship between final value and predominant value should be reasonable.**
	• **If nature of borrower's employment is not evident, file should contain a brief narrative explaining it.**
	• **Borrowers expected to have above-average verified asset base. See Cash Reserves topic.**	

REQUIRED DOWNPAYMENT	• If purchase, borrower must contribute at least 5% towards the transaction. • Full Doc, O/O: CLTV/HCLTV is ≤80% and there is no subordinate financing, the entire downpayment may be from a gift.	
GIFT FUNDS	• Donor must be a family member, **domestic partner or someone with a demonstrated close relationship, non-profit organization, municipality or borrower's employer. However, seller-funded gift programs (such as Nehemiah) are not acceptable.** • Gift letter required. • Transfer of funds or evidence of receipt must be documented. • Acceptable after a minimum downpayment has been made by the borrower from their own resources. Refer to Required Downpayment topic above. • Gift funds may not be used for meeting reserve requirements.	

CONTRIBUTIONS BY AN INTERESTED PARTY	• Contributions by an interested party may be used for closing costs, prepaids and other financing costs provided the maximum contribution does not exceed the limits below.
	• Total of the contribution percentage plus the LTV (or CLTV/HCLTV, if applicable) may not exceed 98%.
	Full and Stated Doc
	  • 3% if CLTV/HCLTV >90%
	  • 6% if CLTV/HCLTV 75.01-90%
	  • 9% if CLTV/HCLTV ≤75%	

SUBORDINATE FINANCING

- Private party subordinate financing is not permitted.
- Aurora Mortgage Maker Piggyback loans are permitted behind the Classic First Lien. Refer to applicable Program Profile for details. Loans must meet the most restrictive of the parameters for either the First or Piggyback Lien product.
- Terms of subordinate lien: No balloon within 5 years; payment must be sufficient to cover interest due.
- Variable payments and Home Equity Lines of Credit are acceptable.
- File must contain a copy of the note.

MORTGAGE INSURANCE

- Loans with LTVs above 80% require mortgage insurance.
- "No MI" pricing is not available.
- Acceptable mortgage insurers are GE (Genworth), MGIC, RMIC, Radian, PMI, UG, Triad and CMG. Note: Not all MI companies will insure loans underwritten to these guidelines. See Form 449 regarding company-specific MI requirements for Classic loans. Clients should contact their local MI company for guidance.

MI Coverage

LTV	*Standard*	*Reduced Coverage 15 & 20 Yr. Loans*
80.01 - 85%	12%	6%
85.01 - 90%	25%	12%
90.01 - 95%	30%	25%

APPRAISAL

<$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state licensed or state-certified appraiser required.
≥$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state-certified appraiser required.
	*Transaction Value = Greater of the sales price or appraised value.
Complex Properties	• Appraisals must be completed by a state-certified appraiser.
>$650,000 Loan Amount	• Interior photographs required.

MAXIMUM EXPOSURE

Aurora will limit its financing exposure to one borrower or group of borrowers as outlined below. This includes the total of all loans to all borrowers, including existing transactions (including loans serviced by other lenders on behalf of Aurora) and pending transactions. In the event of a concurrent Piggyback transaction, the Piggyback and First Lien loan will count as one loan. Maximum dollar thresholds still apply. Stand-alone transactions will be treated as individual loans even when placed behind an existing Aurora loan.

O/O and SH	N/O/O
$6,000,000[1] aggregate of all financed transactions provided by Aurora	• 4 N/O/O loans not to exceed an aggregate amount of $1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions); or • 1 N/O/O if loan is >$1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions).

1— Once the aggregate exposure exceeds $4,000,000, all additional loans must be either Classic or Alt-A/High LTV Alt-A.

Maximum Number of Financed Properties

In addition to the maximum exposure limitations, the maximum number of financed 1-4 unit properties (regardless of lending source) a borrower or group of borrowers may own is limited as outlined below. The subject property, all borrowers' primary residence properties and any properties pending financing are included in this total.

O/O	SH	N/O/O
No limit	10	10

LANDLORD EXPERIENCE

- Loans made to borrowers owning multiple N/O/O properties must meet the following:
  - File must contain documentation evidencing borrower's experience owning multiple investment properties (two years' experience required); *or*
  - Borrower has acquired or is in the process of acquiring a maximum of (including subject property, if applicable):
    - ≤Two financed investment properties within the last six months; *and/or*
    - ≤Four financed investment properties within the last two years.
- All financed 1- to 4- unit investment properties (properties, not units), regardless of the source of financing will be considered in the above eligibility determination.
- See Underwriting Guidelines for more information.

SECTION 32 / HIGH COST LOAN	Sellers are responsible for identifying loans that are considered high cost loans as defined by federal and/or state laws and/or regulations. Purchaser does not purchase high cost loans as defined by federal regulations (Section 32) and/or state regulations. Upon delivery of all loans to Purchaser, the Seller represents and warrants: • Loan is not a high cost loan as defined by Section 32 of the Federal Truth-in-Lending Act. • Loan is not a high cost loan as defined by applicable state laws and/or regulations • First Liens, Conforming Loan Amounts: Total points and fees may not exceed 5% of the loan amount. Refer to *Form 720* for details regarding fees included in the 5% test. • Loans with original principal balance "OPB" ≥$75,000: Broker Compensation may not exceed 5% of the OPB. Broker Compensation refers to fees paid to the Broker either by the Lender or directly by the borrower, and often financed as part of the loan.
INTEREST-ONLY (I-O)	• Payments are interest-only for the first 10 years and fully-amortizing for the remaining 20-year term. No negative amortization. • The interest-only monthly payment is calculated each month based on the current balance. If borrower makes voluntary prepayments of principal during Interest-Only period, the subsequent monthly payments will be based on the lower principal balance. • All Fixed-Rate Interest-Only loans must be closed using the FNMA InterestFirst℠ Note 3271 (and state-specific versions, as applicable, per FNMA) dated 1/01 or later. • ARM loans use *Form 603E* to amend the ARM note and 603F to amend the ARM rider to the security instrument (see *Forms TOC* and *Section 6* for additional details).

I-O ELIGIBILITY	Period	
	5-year I-O Period	Not permitted
	10-year I-O Period	All products with a 30-year term

PREPAYMENT PENALTY	• Permitted on transactions in accordance with state-specific restrictions as outlined on *Form 603A*.
	• *Form 603A* includes instructions, legal documentation requirements and state restrictions.
	• The prepayment penalty feature is an option, not a requirement. If a prepayment penalty feature is selected, the following overall (prepayment penalty period) and hard penalties should be selected.
	  • **All products except J6MP**
	    • **3-year overall with 0 hard**
	    • **3-year overall with 3-year hard**
	    • **1-year overall with 1-year hard**
	  • **J6MP: *Last Day to Commit J6MP is 4/20/07**
	    • **3-year overall with 1-year hard**

UNDERWRITING	• Loans may be underwritten by Purchaser, an approved contract underwriter (see *Form 411, Approved Contract Underwriters*) or a Seller approved for Delegated Underwriting Authority.
SERVICING OPTIONS	• Eligible for Servicing Retained and Servicing Released.
ESCROW ACCOUNT	• When LTV ≤80%, borrowers may choose to waive monthly real estate tax and insurance impounds. Escrows may be waived on LTVs >80% only when mandatory escrow is prohibited by state regulations. See Price Adjustment Factors on the daily rate sheet for any price differential.
COMMITMENT FOR NO PERIODIC CAP ARM	• In addition to the information outlined in *Section 302, Delivery Commitments,* Sellers will be required to provide the applicable margin when the loan is committed.
LEGAL DOCUMENTS	• Loans are to be closed using FNMA/FHLMC approved legal documents (including notes, riders and security instruments, state-specific where required). Beginning with all loans closed on or after 1/1/01, loans must be closed using FNMA/FHLMC document sets dated 1/01 or later. • If title taken in the name of a trustee, refer to Form 407-LivT for signature requirements.

6-Month LIBOR Note and Rider (J6MP)*	• The 6-month LIBOR Note and Rider must be modified to reflect no periodic cap. To achieve this, Section 4 (D) of each document must be modified as follows:
	  • Option 1: a) The words *"the first"* preceding the words *"Change Date"* must be revised to *"each"* in the first sentence; and, b) All other sentences in Section 4 (D) must be crossed out.
	  • Option 2: a) Cross out the entire Section 4 (D); and, b) Provide completed *Forms 653* and *654*.
	***Last Day to Commit 6-Month LIBOR/J6MP is 4/20/07.**

Product Features	First Liens					
	Fixed-Rate	6-Month LIBOR*	5/6 Hybrid-LIBOR	10/6 Hybrid-LIBOR	10/1 Hybrid-LIBOR	5/1 Hybrid-LIBOR
Product Codes	J30F - 25 or 30 Year J20F - 20 Year J15F - 10 or 15 Year	J6MP - 30 Year Fixed for 6 months w/adjustments every 6 months thereafter	J56L - 30 Year Fixed for 5 yrs w/adjustments every 6 months thereafter	J10L - 30 Year Fixed for 10 yrs w/adjustments every 6 months thereafter	J101 - 30 Year Fixed for 10 yrs w/adjustments every 12 months thereafter	J51L – 30Year Fixed for 5 yrs w/adjustments every 12 months thereafter
Caps[1]	N/A	Max Rate[5]	6/2/6	6/2/6	5/2/5	5/2/5
Floor	N/A	Margin	Margin	Margin	Margin	None
Index	N/A	6-Month LIBOR	6-Month LIBOR	6-Month LIBOR	1-Year LIBOR	1-Year LIBOR
Margin	N/A	See Rate Sheet	See Rate Sheet	See Rate Sheet	See Rate Sheet	See Rate Sheet
FNMA/FHLMC Note[2, 3]	3200	3520[6]	3520[6] & *Form 1201*	3520[6] & *Form 1201*	FHLMC 5531[7]	FHLMC 5531[7]
Note Addendum	N/A	N/A	N/A	N/A	N/A	N/A
Security Instrument	State Specific	State Specific	State Specific	State Specific	State Specific	State Specific
FNMA/FHLMC Rider	N/A	3138[6]	3138[6] & *Form 1202*	3138[6] & *Form 1202*	FHLMC 5131[7]	FHLMC 5131[7]
Disclosure[4]	N/A	620 or 620-IO	611 or 611-IO	613 or 613-IO	617 or 617-IO	622 or 622-IO
Assumable	No	Yes	No	No	Yes during ARM period	Yes during ARM period
Convertible	No	No	No	No	No	No

1. Caps = **Initial Cap** (Max increase or decrease at first Change Date) / **Periodic Cap** (Max periodic increase or decrease after the first Change Date) / **Life Cap** (Max increase in interest rate over the initial rate during the life of the loan).
2. State-specific forms or multi-state modified for state-specific use as identified by Fannie Mae must be used.
3. Must use FNMA InterestFirst℠ Note 3271, dated 1/01 or later, for all Fixed-Rate Interest-Only products.
4. *May use any format provided disclosures are in full compliance with all federal regulations and given to the borrower within the required time frame.*
5. J6MP*: 6-Month LIBOR Index: The periodic cap is equal to the maximum life interest rate. Maximum interest rate is determined at time of loan **commitment.** Refer to ARM Loan Program Disclosure for complete details.
6. J6MP*, J56L, **J10L**: May use FHLMC 5520 and FHLMC 5120.
7. J51L, **J101**: May use FNMA Note 3528 and Rider 3187.

***Last day to Commit 6-Month LIBOR/J6MP is 4/20/07.**

AURORA LOAN SERVICES

A Lehman Brothers Company

Aurora Classic

Conduit Lending Division

Information as of April 20, 2007. Subject to change.

Classic First Lien Products:

- Fixed-Rate, 5/1, 5/6, 10/1 and 10/6 Hybrid-LIBOR and 6-Month LIBOR Products
- 10-Year Interest-Only Option Available on 30-Year Term Products
- 3-Year Hard, 3-Year Soft and 1-Year Hard Prepayment Penalty Options

FULL/ALT DOC

	Purch, R/T, EXPR/T		DC[1], Cash Out[1]					
Balance	**LTV**	**CLTV/ HCLTV**	**LTV**	**CLTV/ HCLTV**	**Units**	**Occupancy**	**Credit Score[2]**	**DTI Ratio**
$500,000	95	95	80	90	1-2	O/O	680	45% Higher DTI: refer to DU Topic
$650,000	90	95	80	90	1-2	O/O	680	
$1,000,000	80	90	75	90	1-2	O/O	680	
$1,500,000	75	90	70	85	1-2	O/O	680	
$2,000,000	70	90	65	70	1-2	O/O	680	
$300,000	85	85	N/A	N/A	3-4	O/O	680	
$400,000	80	85	N/A	N/A	3-4	O/O	680	
$650,000	75	80	N/A	N/A	3-4	O/O	680	
$2,000,000	65	80	N/A	N/A	3-4	O/O	680	
$400,000	85	85	80	80	1	SH[5]	680	45%
$650,000	80	85	75	80	1	SH[5]	680	
$1,500,000	75	80	70	75	1	SH[5]	680	
$2,000,000	65	80	N/A	N/A	1	SH[5]	680	

STATED DOC

	Purch, R/T, EXPR/T		DC[1,4], Cash Out[1,4]					
Balance	**LTV**	**CLTV/ HCLTV**	**LTV**	**CLTV/ HCLTV**	**Units[4]**	**Occupancy**	**Credit Score[2]**	**DTI Ratio**
$400,000	85	95	80	90	1-2	O/O	680	45%
$650,000	80	90	75	80	1-2	O/O	680	
$1,000,000	80	90	70	75	1-2	O/O	680	
$1,500,000	70	80	70	75	1-2	O/O	680	
$2,000,000	65	80	60	70	1-2	O/O	680	

1 – Maximum $200,000 cash out to borrower. Cash out includes proceeds used to pay off debt; 2 – Credit score for primary income borrower used for all loans (see Credit topic); 4 – 1-unit properties only for Debt Consolidation or Cash Out transactions; 5 – First time homebuyers (borrowers who have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months) are not eligible.

GEOGRAPHIC RESTRICTIONS	**Location-Specific Restrictions:** • See *Geographic Restrictions Matrix* (*Form 504*) for location-specific geographic restrictions. **Classic Product-Specific Restrictions:** • **Alaska:** Not eligible.

DOCUMENTATION	• Full/Alt Doc and Stated Documentation programs available. Stated Documentation refers to loans processed with income, employment and asset documentation which are more relaxed than traditional FNMA or FHLMC Full Documentation requirements. Specific guidelines for Stated Doc type are outlined below.
	• Full/Alt Documentation may be required if:
	  • The initial application is incomplete or missing from the submission package.
	  • Loan request is not commensurate with the borrower's credit profile.
	  • Property is unique or otherwise has limited marketability.
	  • File contains documentation which suggests borrower's income is not accurately stated on the signed 1003 (i.e., bank statements showing payroll direct deposits with a deposit amount significantly lower than that reported on the signed 1003).
	  • Files that do not have valid or usable credit scores.
	• When applicable, non-employment income sources will be closely reviewed for reasonableness. If reasonableness cannot be determined, underwriting reserves the right to require documentation to support the reasonableness (i.e., underwriting may request: recent account statement to support assets available after closing to generate stated interest income, evidence an income-generating property is owned free and clear, etc.).

Full/Alt Doc	• Standard FNMA full or alternative documentation may be provided. Additional information can be found in *Underwriting Guidelines*. • Assets must be verified for reserves, closing costs, required down payment. • IRS 4506 is required when tax returns are used to verify income. • Verbal VOE required 5 days prior to closing for wage-earner income sources. • Income, employment and assets are stated and verified. • Liabilities are itemized and real estate owned stated.

Stated Doc	• Income/Employment:
	  • Employment must be disclosed on the signed 1003 covering a two-year period.
	  • All income sources must be itemized on the signed 1003.
	  • Verification of income is not required.
	  • Income must be reasonable for employment disclosed.
	  • 5 days prior to closing: Verbal VOE required or if self-employed, an independent written confirmation of self-employment is required (i.e., copy of business license, letter from CPA verifying length and existence of business, etc.). Two continuous years of self-employment in same business are expected.
	  • IRS 4506 is not required.
	• Liabilities are itemized – properties owned are stated.
	• Assets must be verified for reserves, closing costs and required down payment.
	• Ratios are calculated based on stated income.

DESKTOP UNDERWRITER®	• It is expressly agreed that acceptance by Purchaser of a loan application package containing an approval from an automated underwriting system shall not be construed as a commitment to lend. It is also agreed that in the event of a discrepancy between the data validated by Purchaser's review of the file and the data entered in the automated underwriting system by Seller, the findings of the automated underwriting system shall be considered null and void and Purchaser shall have no obligation to Purchase the loan.
DU Decisions	• Approve/Eligible. • Expanded Approval (EA) determinations are not acceptable. • Approve/Ineligible. Ineligible classifications are acceptable if the reason for ineligibility is based on a parameter that is outside of FNMA's guidelines but within Purchaser's. An acceptable ineligible classification would be for loan amounts above FNMA limits. • All conditions outlined in the Findings Report must be satisfied.
DU Full/Alt Doc	• Maximum $650,000 Total Aurora Financing. • Credit score must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score. • Full URAR required. All standard property guidelines must be met. • Employment, income, housing, and assets are to be documented as recommended by DU. • Must meet downpayment requirements as outlined in Required Downpayment topic. • Mortgage insurance coverage must be obtained as outlined in the Mortgage Insurance topic. The following are not available: Reduced MI, Lower-cost MI or Customized MI. • No DTI limitations.

DU Stated Doc	• Loans must be processed in accordance with Stated Doc guidelines.
	• Maximum $650,000 Total Aurora Financing.
	• Maximum 80% CLTV/HCLTV.
	• Credit review:
	  • Credit score (but not number of tradelines) must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score.
	  • No 60-day mortgage lates in past 24 months.
	  • Validate data entry or findings to ensure that all debts have been included in long-term debt ratio.
	• Full URAR required. All property guidelines outlined in Aurora Underwriting Guidelines must be met.
	• Assets must be verified to meet reserve requirements and downpayment requirements. Verified assets must meet both Aurora's requirements (require two consecutive months bank statements or VOD) and DU's requirements.
	• Maximum 45% DTI ratio.

PROPERTY TYPES *(Refer to Aurora Underwriting Guidelines for additional details.)*		
PROPERTY ELIGIBILITY	Property Type *(See Underwriting Guidelines for additional details. See LTV/CLTV/HCLTV matrices for variances; i.e., second homes eligible for 1-unit only, etc.)*	**Eligible**
	Single Family Residence	Yes
	2 units	Yes
	3-4 unit Dwellings	Yes

	Warrantable:
	• FNMA Types P, Q, R or S or FHLMC Class II or III Warrantable condo
	  • Minimum 600 square feet
	  • Studio units are eligible
	  • Site (Detached) Condos are eligible
		Yes

	Non-Warrantable	No
	Condotels – See Condotel topic for LTVs	No
	Co-Ops – See Cooperative Program Profile	Yes
	PUDs meeting FNMA or FHLMC requirements	Yes
	Mixed-Use	Yes
	Model Home Lease Backs	No
	>10 acres (Note: regardless of acreage size, land value should not exceed 35%. Exceptions considered on a case-by-case basis)	No
	Rural – up to 10 acres allowed if supported by comparable sales.	Yes
	Mobile homes	No
	Manufactured homes	No
	Modular/Prefab	Yes
	Other property types considered case-by-case. See Underwriting Guidelines for additional information	No
OCCUPANCY	• Primary Residence (O/O) or Second Homes (SH) are eligible. • Investment Properties (N/O/O) are not eligible.	
ELIGIBLE BORROWERS	• U.S. Citizens, Resident Aliens, Non-Occupying Co-Borrowers and Co-Signers. • Title may be taken in the name of trustee for an Inter Vivos Revocable Trust (refer to Form 407 for complete eligibility details and Form 407-LivT for closing details). Title may not be taken in the name of a trustee for a Land or Blind Trust.	
First Time Homebuyer	• First Time Homebuyers (FTHB): This status applies when all owner-occupant borrowers of the subject property have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months. FTHB are ineligible for financing SH properties. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves.	
Resident Aliens	• Lawful resident aliens are eligible for the same financing as U.S. citizens if they can provide evidence of lawful residency and they meet all of the same credit standards as U.S. citizens. • A copy of the borrower's identification or a processor's certification *(Form 408)* is required to verify review of the acceptable documentation that evidences borrower is eligible to lawfully reside in the U.S. • Borrowers with diplomatic immunity are not eligible. • Borrower must be employed in the U.S. • Income must be likely to continue for at least 3 years.	
Non-Occupying Co-Borrowers	Non-occupying co-borrowers are acceptable when the following can be met: • Occupant borrower's DTI ratio may not exceed 50%. • Occupant borrower must contribute 5% from their own resources. • All borrowers must be close relatives. • Non-occupying co-borrower may be a co-signer/guarantor, obligated for repayment of the debt but not required to take title.	
QUALIFYING	• Fixed-Rate, 30/15 balloon, 5/1, 5/6, 10/1 and 10/6 Hybrid-LIBOR: Qualify at the note rate. • 6-Month LIBOR: Qualify at the fully-indexed rate. • Interest-Only: The interest-only payment is used for qualifying.	
VALUE FOR LTV/CLTV/HCLTV CALCULATION	See Section 8, Definitions.	
Purchase	• Use lesser of current appraised value or acquisition cost to calculate LTV/CLTV/HCLTV.	
Rate/Term and Expanded Rate/Term	• Use current appraised value to calculate LTV/CLTV/HCLTV. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	
Debt Consolidation and Cash Out	• LTV/CLTV/HCLTV >75% and property owned <12 months, use lesser of current appraised value or acquisition cost + cost of documented home improvements. • LTV/CLTV/HCLTV ≤75%, use current appraised value. • If property owned ≥12 months, use current appraised value. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	

MAXIMUM CASH OUT	• Cash Out transactions– The borrower may receive up to $200,000 loan proceeds unless otherwise limited by the applicable mortgage insurer. • Debt Consolidation transactions– Loan proceeds used for the payoff of debt are limited to the maximum cash out limits per each Program Profile (i.e., if maximum cash out is $200,000, only $200,000 of the loan amount may be used for the payoff of debt). Cash out limits also include any incidental cash to borrower at closing which may not exceed the greater of 2% of the loan amount or $2,000. See MI topic for company-specific requirements.	
TEMPORARY BUYDOWNS	• Not permitted.	
CREDIT **General**	• Credit Report—3 file merged credit report or RMCR required. • Credit Score—Use lower of 2 or middle of 3 to determine each borrower's *representative* score. • All loans: The score of the primary income borrower (occupant borrower who earns >50% of the qualifying income) will be used for qualifying and pricing. If no occupant borrower earns >50% of the qualifying income, use the lowest representative score of all borrowers. Credit of co-borrowers (but not credit score) is expected to meet the below-listed credit requirements. • Only the primary income borrower must have a valid/useable credit score. • A valid/usable credit score is one that is generated based on a minimum of 3 trade lines being at least 2 or more years old and accurately reflecting the borrower's credit history. • Credit in accordance with below-listed guidelines is required (in addition to the minimum credit score) on all files. • Additional credit information can be found in Aurora Underwriting Guidelines.	
	Total Aurora Financing <$1,000,000	**Total Aurora Financing ≥$1,000,000**
Trade lines	• Min. 5 trades (3 must be ≥2 yrs).	• Min. 5 trades (3 must be ≥4 yrs).
Mortgage/Housing		
Documentation	• 12 months documentation • Borrowers without a documented housing history accepted if Full Doc and 6 months reserves.	• 24 months documentation • Borrowers without a documented housing history, including those not currently obligated for housing payments, are not eligible.
History	• 0x30 in past 2 years.	• 0x30 in past 4 years.
Installment[1]	• 1x30 in past 2 years.	• 1x30 in past 4 years.
Revolving[1]	• 2x30 & 1x60 in past 2 years.	• 2x30 & 1x60 in past 4 years.
Bankruptcy	• None ever.	• None ever.
Foreclosure	• None ever.	• None ever.
Major Derogatory[1] *(collections, judgments, etc.)*	• None in past 2 years.	• None in past 4 years.
1 – Detailed review of installment, revolving and major derogatory accounts for credit determination may be waived if the borrower's credit score meets the minimum required and is not less than 660. However, all delinquent or derogatory credit must be reviewed for compliance with payoff requirements outlined in Aurora Underwriting Guidelines.		
Total Aurora Financing ≥$1,000,000	• Subject must be in a strong market of similarly-priced homes. The relationship between final value and predominant value should be reasonable. • If nature of borrower's employment is not evident, file should contain a brief narrative explaining it. • Borrowers are expected to have an above-average verified asset base. See Cash Reserves topic for additional details.	
CASH RESERVES	• Funds must be from borrower's own resources (not from borrower's business). Funds must be available to the borrower prior-to- and after-closing. Proceeds from the transaction (i.e., refinance proceeds, etc.) or sale of assets may not be used to meet cash reserves requirements. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves.	

Total Aurora Financing <$1,000,000	• Full Doc:
	  • Purchase—Minimum 2 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• Stated Doc:
	  • Minimum 6 months PITI required for reserves.	

Total Aurora Financing ≥$1,000,000	• Full Doc:
	  • Purchase—minimum 6 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• **Stated Doc:**
	  • **6 months PITI if:**
	    • LTV/CLTV/HCLTV is ≤60%; or
	    • LTV/CLTV/HCLTV >60% when all of the following are present:
	      • Credit score is ≥720;
	      • Purchase, Rate/Term or Expanded Rate/Term; and
	      • No exceptions to loan amount or LTV have been granted.
	  • **All** other transactions require 12 months PITI.
	• Subject must be in a strong market of similarly priced homes. The relationship between final value and predominant value should be reasonable.
	• If nature of borrower's employment is not evident, file should contain a brief narrative explaining it.
	• Borrowers expected to have above-average verified asset base. See Cash Reserves topic.	

REQUIRED DOWNPAYMENT	• If purchase, borrower must contribute at least 5% towards the transaction. • Full Doc, O/O: CLTV/HCLTV is ≤80% and there is no subordinate financing, the entire downpayment may be from a gift.	

GIFT FUNDS	• Donor must be a family member, domestic partner or someone with a demonstrated close relationship, non-profit organization, municipality or borrower's employer. However, seller-funded gift programs (such as Nehemiah) are not acceptable. • Gift letter required. • Transfer of funds or evidence of receipt must be documented. • Acceptable after a minimum downpayment has been made by the borrower from their own resources. Refer to Required Downpayment topic above. • Gift funds may not be used for meeting reserve requirements.
CONTRIBUTIONS BY AN INTERESTED PARTY	• Contributions by an interested party may be used for closing costs, prepaids and other financing costs provided the maximum contribution does not exceed the limits below. • Total of the contribution percentage plus the LTV (or CLTV/HCLTV, if applicable) may not exceed 98%.
	Full and Stated Doc
	• 3% if CLTV/HCLTV >90% • 6% if CLTV/HCLTV 75.01-90% • 9% if CLTV/HCLTV ≤75%
SUBORDINATE FINANCING	• Private party subordinate financing is not permitted. • Aurora Mortgage Maker Piggyback loans are permitted behind the Classic First Lien. Refer to applicable Program Profile for details. Loans must meet the most restrictive of the parameters for either the First or Piggyback Lien product. • Terms of subordinate lien: No balloon within 5 years; payment must be sufficient to cover interest due. • Variable payments and Home Equity Lines of Credit are acceptable. • File must contain a copy of the note.
MORTGAGE INSURANCE	• Loans with LTVs above 80% require mortgage insurance. • "No MI" pricing is not available. • Acceptable mortgage insurers are GE (Genworth), MGIC, RMIC, Radian, PMI, UG, Triad and CMG. Note: Not all MI companies will insure loans underwritten to these guidelines. See Form 449 regarding company-specific MI requirements for Classic loans. Clients should contact their local MI company for guidance.

MI Coverage	*LTV*	*Standard*	*Reduced Coverage 15 & 20 Yr. Loans*
	80.01 - 85%	12%	6%
	85.01 - 90%	25%	12%
	90.01 - 95%	30%	25%

APPRAISAL	
<$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state licensed or state-certified appraiser required.
≥$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state-certified appraiser required.
	*Transaction Value = Greater of the sales price or appraised value.
Complex Properties	• Appraisals must be completed by a state-certified appraiser.
>$650,000 Loan Amount	• Interior photographs required.
MAXIMUM EXPOSURE	Aurora will limit its financing exposure to one borrower or group of borrowers as outlined below. This includes the total of all loans to all borrowers, including existing transactions (including loans serviced by other lenders on behalf of Aurora) and pending transactions. In the event of a concurrent Piggyback transaction, the Piggyback and First Lien loan will count as one loan. Maximum dollar thresholds still apply. Stand-alone transactions will be treated as individual loans even when placed behind an existing Aurora loan.

O/O and SH	N/O/O
$6,000,000[1] aggregate of all financed transactions provided by Aurora	• 4 N/O/O loans not to exceed an aggregate amount of $1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions); or • 1 N/O/O if loan is >$1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions).

1— Once the aggregate exposure exceeds $4,000,000, all additional loans must be either Classic or Alt-A/High LTV Alt-A.

Maximum Number of Financed Properties: In addition to the maximum exposure limitations, the maximum number of financed 1-4 unit properties (regardless of lending source) a borrower or group of borrowers may own is limited as outlined below. The subject property, all borrowers' primary residence properties and any properties pending financing are included in this total.

O/O	SH	N/O/O
No limit	10	10

LANDLORD EXPERIENCE	• Loans made to borrowers owning multiple N/O/O properties must meet the following:
	  • File must contain documentation evidencing borrower's experience owning multiple investment properties (two years' experience required); *or*
	  • Borrower has acquired or is in the process of acquiring a maximum of (including subject property, if applicable):
	    • ≤Two financed investment properties within the last six months; *and/or*
	    • ≤Four financed investment properties within the last two years.
	• All financed 1- to 4- unit investment properties (properties, not units), regardless of the source of financing will be considered in the above eligibility determination.
	• See Underwriting Guidelines for more information.

SECTION 32 / HIGH COST LOAN	Sellers are responsible for identifying loans that are considered high cost loans as defined by federal and/or state laws and/or regulations. Purchaser does not purchase high cost loans as defined by federal regulations (Section 32) and/or state regulations. Upon delivery of all loans to Purchaser, the Seller represents and warrants: • Loan is not a high cost loan as defined by Section 32 of the Federal Truth-in-Lending Act. • Loan is not a high cost loan as defined by applicable state laws and/or regulations • First Liens, Conforming Loan Amounts: Total points and fees may not exceed 5% of the loan amount. Refer to *Form 720* for details regarding fees included in the 5% test. • Loans with original principal balance "OPB" ≥$75,000: Broker Compensation may not exceed 5% of the OPB. Broker Compensation refers to fees paid to the Broker either by the Lender or directly by the borrower, and often financed as part of the loan.
INTEREST-ONLY (I-O)	• Payments are interest-only for the first 10 years and fully-amortizing for the remaining 20-year term. No negative amortization. • The interest-only monthly payment is calculated each month based on the current balance. If borrower makes voluntary prepayments of principal during Interest-Only period, the subsequent monthly payments will be based on the lower principal balance. • All Fixed-Rate Interest-Only loans must be closed using the FNMA InterestFirst℠ Note 3271 (and state-specific versions, as applicable, per FNMA) dated 1/01 or later. • ARM loans use *Form 603E* to amend the ARM note and 603F to amend the ARM rider to the security instrument (see *Forms TOC* and *Section 6* for additional details).

I-O ELIGIBILITY	**Period**	
	5-year I-O Period	Not permitted
	10-year I-O Period	All products with a 30-year term

PREPAYMENT PENALTY	• Permitted on transactions in accordance with state-specific restrictions as outlined on *Form 603A*.
	• *Form 603A* includes instructions, legal documentation requirements and state restrictions.
	• The prepayment penalty feature is an option, not a requirement. If a prepayment penalty feature is selected, the following overall (prepayment penalty period) and hard penalties should be selected.
	  • All products
	    • 3-year overall with 0 hard
	    • 3-year overall with 3-year hard
	    • 1-year overall with 1-year hard

UNDERWRITING	• Loans may be underwritten by Purchaser, an approved contract underwriter (see *Form 411, Approved Contract Underwriters*) or a Seller approved for Delegated Underwriting Authority.
SERVICING OPTIONS	• Eligible for Servicing Retained and Servicing Released.
ESCROW ACCOUNT	• When LTV ≤80%, borrowers may choose to waive monthly real estate tax and insurance impounds. Escrows may be waived on LTVs >80% only when mandatory escrow is prohibited by state regulations. See Price Adjustment Factors on the daily rate sheet for any price differential.
LEGAL DOCUMENTS	• Loans are to be closed using FNMA/FHLMC approved legal documents (including notes, riders and security instruments, state-specific where required). Beginning with all loans closed on or after 1/1/01, loans must be closed using FNMA/FHLMC document sets dated 1/01 or later. • If title taken in the name of a trustee, refer to Form 407-LivT for signature requirements.

	First Liens				
Product Features	**Fixed-Rate**	**5/6 Hybrid-LIBOR**	**10/6 Hybrid-LIBOR**	**10/1 Hybrid-LIBOR**	**5/1 Hybrid-LIBOR**
Product Codes	J30F - 25 or 30 Year J20F - 20 Year J15F - 10 or 15 Year	J56L - 30 Year Fixed for 5 yrs w/adjustments every 6 months thereafter	J10L - 30 Year Fixed for 10 yrs w/adjustments every 6 months thereafter	J101 - 30 Year Fixed for 10 yrs w/adjustments every 12 months thereafter	J51L – 30Year Fixed for 5 yrs w/adjustments every 12 months thereafter
Caps[1]	N/A	6/2/6	6/2/6	5/2/5	5/2/5
Floor	N/A	Margin	Margin	Margin	None
Index	N/A	6-Month LIBOR	6-Month LIBOR	1-Year LIBOR	1-Year LIBOR
Margin	N/A	See Rate Sheet	See Rate Sheet	See Rate Sheet	See Rate Sheet
FNMA/FHLMC Note[2,3]	3200	3520[6] & *Form 1201*	3520[6] & *Form 1201*	FHLMC 5531[7]	FHLMC 5531[7]
Note Addendum	N/A	N/A	N/A	N/A	N/A
Security Instrument	State Specific	State Specific	State Specific	State Specific	State Specific
FNMA/FHLMC Rider	N/A	3138[6] & *Form 1202*	3138[6] & *Form 1202*	FHLMC 5131[7]	FHLMC 5131[7]
Disclosure[4]	N/A	611 or 611-IO	613 or 613-IO	617 or 617-IO	622 or 622-IO
Assumable	No	No	No	Yes during ARM period	Yes during ARM period
Convertible	No	No	No	No	No

1. Caps = **Initial Cap** (Max increase or decrease at first Change Date) / **Periodic Cap** (Max periodic increase or decrease after the first Change Date) / **Life Cap** (Max increase in interest rate over the initial rate during the life of the loan).
2. State-specific forms or multi-state modified for state-specific use as identified by Fannie Mae must be used.
3. Must use FNMA InterestFirst℠ Note 3271, dated 1/01 or later, for all Fixed-Rate Interest-Only products.
4. *May use any format provided disclosures are in full compliance with all federal regulations and given to the borrower within the required time frame.*
6. J56L, **J10L**: May use FHLMC 5520 and FHLMC 5120.
7. J51L, **J101**: May use FNMA Note 3528 and Rider 3187.

AURORA LOAN SERVICES
A Lehman Brothers Company

Aurora Classic

Conduit Lending Division

Information as of May 7, 2007. Subject to change.

Classic First Lien Products:

- Fixed-Rate, 5/1, 5/6, 10/1 and 10/6 Hybrid-LIBOR and 6-Month LIBOR Products
- 10-Year Interest-Only Option Available on 30-Year Term Products
- 3-Year Hard, 3-Year Soft and 1-Year Hard Prepayment Penalty Options

FULL/ALT DOC

	Purch, R/T, EXPR/T		DC[1], Cash Out[1]					
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units	Occupancy	Credit Score[2]	DTI Ratio
$500,000	95	95	80	90	1-2	O/O	680	45%
$650,000	90	95	80	90	1-2	O/O	680	Higher DTI: refer to DU Topic
$1,000,000	80	90	75	90	1-2	O/O	680	
$1,500,000	75	90	70	85	1-2	O/O	680	
$2,000,000	70	90	65	70	1-2	O/O	680	
$300,000	85	85	N/A	N/A	3-4	O/O	680	
$400,000	80	85	N/A	N/A	3-4	O/O	680	
$650,000	75	80	N/A	N/A	3-4	O/O	680	
$2,000,000	65	80	N/A	N/A	3-4	O/O	680	
$400,000	85	85	80	80	1	SH[5]	680	45%
$650,000	80	85	75	80	1	SH[5]	680	
$1,500,000	75	80	70	75	1	SH[5]	680	
$2,000,000	65	80	N/A	N/A	1	SH[5]	680	

STATED DOC

	Purch, R/T, EXPR/T		DC[1, 4], Cash Out[1, 4]					
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units[4]	Occupancy	Credit Score[2]	DTI Ratio
$400,000	85	95	80	90	1-2	O/O	680	45%
$650,000	80	90	75	80	1-2	O/O	680	
$1,000,000	80	90	70	75	1-2	O/O	680	
$1,500,000	70	80	70	75	1-2	O/O	680	
$2,000,000	65	80	60	70	1-2	O/O	680	

1 – Maximum $200,000 cash out to borrower. Cash out includes proceeds used to pay off debt; 2 – Credit score for primary income borrower used for all loans (see Credit topic); 4 – 1-unit properties only for Debt Consolidation or Cash Out transactions; 5 – First time homebuyers (borrowers who have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months) are not eligible.

GEOGRAPHIC RESTRICTIONS	**Location-Specific Restrictions:** • See *Geographic Restrictions Matrix* (*Form 504*) for location-specific geographic restrictions. **Classic Product-Specific Restrictions:** • **Alaska:** Not eligible.

DOCUMENTATION	• Full/Alt Doc and Stated Documentation programs available. Stated Documentation refers to loans processed with income, employment and asset documentation which are more relaxed than traditional FNMA or FHLMC Full Documentation requirements. Specific guidelines for Stated Doc type are outlined below.
	• Full/Alt Documentation may be required if:
	  • The initial application is incomplete or missing from the submission package.
	  • Loan request is not commensurate with the borrower's credit profile.
	  • Property is unique or otherwise has limited marketability.
	  • File contains documentation which suggests borrower's income is not accurately stated on the signed 1003 (i.e., bank statements showing payroll direct deposits with a deposit amount significantly lower than that reported on the signed 1003).
	  • Files that do not have valid or usable credit scores.
	• When applicable, non-employment income sources will be closely reviewed for reasonableness. If reasonableness cannot be determined, underwriting reserves the right to require documentation to support the reasonableness (i.e., underwriting may request: recent account statement to support assets available after closing to generate stated interest income, evidence an income-generating property is owned free and clear, etc.).

Full/Alt Doc	• Standard FNMA full or alternative documentation may be provided. Additional information can be found in *Underwriting Guidelines*. • Assets must be verified for reserves, closing costs, required down payment. • IRS 4506 is required when tax returns are used to verify income. • Verbal VOE required 5 days prior to closing for wage-earner income sources. • Income, employment and assets are stated and verified. • Liabilities are itemized and real estate owned stated.

Stated Doc	• Income/Employment:
	  • Employment must be disclosed on the signed 1003 covering a two-year period.
	  • All income sources must be itemized on the signed 1003.
	  • Verification of income is not required.
	  • Income must be reasonable for employment disclosed.
	  • 5 days prior to closing: Verbal VOE required or if self-employed, an independent written confirmation of self-employment is required (i.e., copy of business license, letter from CPA verifying length and existence of business, etc.). Two continuous years of self-employment in same business are expected.
	  • IRS 4506 is not required.
	• Liabilities are itemized – properties owned are stated.
	• Assets must be verified for reserves, closing costs and required down payment.
	• Ratios are calculated based on stated income.

DESKTOP UNDERWRITER®	• It is expressly agreed that acceptance by Purchaser of a loan application package containing an approval from an automated underwriting system shall not be construed as a commitment to lend. It is also agreed that in the event of a discrepancy between the data validated by Purchaser's review of the file and the data entered in the automated underwriting system by Seller, the findings of the automated underwriting system shall be considered null and void and Purchaser shall have no obligation to Purchased the loan.
DU Decisions	• Approve/Eligible. • Expanded Approval (EA) determinations are not acceptable. • Approve/Ineligible. Ineligible classifications are acceptable if the reason for ineligibility is based on a parameter that is outside of FNMA's guidelines but within Purchaser's. An acceptable ineligible classification would be for loan amounts above FNMA limits. • All conditions outlined in the Findings Report must be satisfied.
DU Full/Alt Doc	• Maximum $650,000 Total Aurora Financing. • Credit score must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score. • Full URAR required. All standard property guidelines must be met. • Employment, income, housing, and assets are to be documented as recommended by DU. • Must meet downpayment requirements as outlined in Required Downpayment topic. • Mortgage insurance coverage must be obtained as outlined in the Mortgage Insurance topic. The following are not available: Reduced MI, Lower-cost MI or Customized MI. • No DTI limitations.

DU Stated Doc	• Loans must be processed in accordance with Stated Doc guidelines.
	• Maximum $650,000 Total Aurora Financing.
	• Maximum 80% CLTV/HCLTV.
	• Credit review:
	  • Credit score (but not number of tradelines) must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score.
	  • No 60-day mortgage lates in past 24 months.
	  • Validate data entry or findings to ensure that all debts have been included in long-term debt ratio.
	• Full URAR required. All property guidelines outlined in Aurora Underwriting Guidelines must be met.

	• Assets must be verified to meet reserve requirements and downpayment requirements. Verified assets must meet both Aurora's requirements (require two consecutive months bank statements or VOD) and DU's requirements. • Maximum 45% DTI ratio.	
PROPERTY TYPES *(Refer to Aurora Underwriting Guidelines for additional details.)*		
PROPERTY ELIGIBILITY	Property Type *(See Underwriting Guidelines for additional details. See LTV/CLTV/HCLTV matrices for variances; i.e., second homes eligible for 1-unit only, etc.)*	**Eligible**
	Single Family Residence	Yes
	2 units	Yes
	3-4 unit Dwellings	Yes

	Warrantable:
	• FNMA Types P, Q, R, S or T or FHLMC Class II or III Warrantable condo
	  • Minimum 600 square feet
	  • Studio units are eligible
	  • Site (Detached) Condos are eligible
		Yes

	Non-Warrantable	No
	Condotels – See Condotel topic for LTVs	No
	Co-Ops – See Cooperative Program Profile	Yes
	PUDs meeting FNMA or FHLMC requirements	Yes
	Mixed-Use	Yes
	Model Home Lease Backs	No
	>10 acres (Note: regardless of acreage size, land value should not exceed 35%. Exceptions considered on a case-by-case basis)	No
	Rural – up to 10 acres allowed if supported by comparable sales.	Yes
	Mobile homes	No
	Manufactured homes	No
	Modular/Prefab	Yes
	Other property types considered case-by-case. See Underwriting Guidelines for additional information	No
OCCUPANCY	• Primary Residence (O/O) or Second Homes (SH) are eligible. • Investment Properties (N/O/O) are not eligible.	
ELIGIBLE BORROWERS	• U.S. Citizens, Resident Aliens, Non-Occupying Co-Borrowers and Co-Signers. • Title may be taken in the name of trustee for an Inter Vivos Revocable Trust (refer to Form 407 for complete eligibility details and Form 407-LivT for closing details). Title may not be taken in the name of a trustee for a Land or Blind Trust.	
First Time Homebuyer	• First Time Homebuyers (FTHB): This status applies when all owner-occupant borrowers of the subject property have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months. FTHB are ineligible for financing SH properties. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves.	
Resident Aliens	• Lawful resident aliens are eligible for the same financing as U.S. citizens if they can provide evidence of lawful residency and they meet all of the same credit standards as U.S. citizens. • A copy of the borrower's identification or a processor's certification *(Form 408)* is required to verify review of the acceptable documentation that evidences borrower is eligible to lawfully reside in the U.S. • Borrowers with diplomatic immunity are not eligible. • Borrower must be employed in the U.S. • Income must be likely to continue for at least 3 years.	
Non-Occupying Co-Borrowers	Non-occupying co-borrowers are acceptable when the following can be met: • Occupant borrower's DTI ratio may not exceed 50%. • Occupant borrower must contribute 5% from their own resources. • All borrowers must be close relatives. • Non-occupying co-borrower may be a co-signer/guarantor, obligated for repayment of the debt but not required to take title.	

QUALIFYING	• Fixed-Rate, 30/15 balloon, 5/1, 5/6, 10/1 and 10/6 Hybrid-LIBOR: Qualify at the note rate. • 6-Month LIBOR: Qualify at the fully-indexed rate. • Interest-Only: The interest-only payment is used for qualifying.	
VALUE FOR LTV/CLTV/HCLTV CALCULATION	See Section 8, Definitions.	
Purchase	• Use lesser of current appraised value or acquisition cost to calculate LTV/CLTV/HCLTV.	
Rate/Term and Expanded Rate/Term	• Use current appraised value to calculate LTV/CLTV/HCLTV. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	
Debt Consolidation and Cash Out	• LTV/CLTV/HCLTV >75% and property owned <12 months, use lesser of current appraised value or acquisition cost + cost of documented home improvements. • LTV/CLTV/HCLTV ≤75%, use current appraised value. • If property owned ≥12 months, use current appraised value. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	
MAXIMUM CASH OUT	• Cash Out transactions– The borrower may receive up to $200,000 loan proceeds unless otherwise limited by the applicable mortgage insurer. • Debt Consolidation transactions– Loan proceeds used for the payoff of debt are limited to the maximum cash out limits per each Program Profile (i.e., if maximum cash out is $200,000, only $200,000 of the loan amount may be used for the payoff of debt). Cash out limits also include any incidental cash to borrower at closing which may not exceed the greater of 2% of the loan amount or $2,000. See MI topic for company-specific requirements.	
TEMPORARY BUYDOWNS	• Not permitted.	
CREDIT **General**	• Credit Report—3 file merged credit report or RMCR required. • Credit Score—Use lower of 2 or middle of 3 to determine each borrower's *representative* score. • All loans: The score of the primary income borrower (occupant borrower who earns >50% of the qualifying income) will be used for qualifying and pricing. If no occupant borrower earns >50% of the qualifying income, use the lowest representative score of all borrowers. Credit of co-borrowers (but not credit score) is expected to meet the below-listed credit requirements. • Only the primary income borrower must have a valid/useable credit score. • A valid/usable credit score is one that is generated based on a minimum of 3 trade lines being at least 2 or more years old and accurately reflecting the borrower's credit history. • Credit in accordance with below-listed guidelines is required (in addition to the minimum credit score) on all files. • Additional credit information can be found in Aurora Underwriting Guidelines.	
	Total Aurora Financing <$1,000,000	**Total Aurora Financing ≥$1,000,000**
Trade lines	• Min. 5 trades (3 must be ≥2 yrs).	• Min. 5 trades (3 must be ≥4 yrs).
Mortgage/Housing		
Documentation	• 12 months documentation • Borrowers without a documented housing history accepted if Full Doc and 6 months reserves.	• 24 months documentation • Borrowers without a documented housing history, including those not currently obligated for housing payments, are not eligible.
History	• 0x30 in past 2 years.	• 0x30 in past 4 years.
Installment[1]	• 1x30 in past 2 years.	• 1x30 in past 4 years.
Revolving[1]	• 2x30 & 1x60 in past 2 years.	• 2x30 & 1x60 in past 4 years.
Bankruptcy	• None ever.	• None ever.
Foreclosure	• None ever.	• None ever.
Major Derogatory[1] *(collections, judgments, etc.)*	• None in past 2 years.	• None in past 4 years.
1 – Detailed review of installment, revolving and major derogatory accounts for credit determination may be waived if the borrower's credit score meets the minimum required and is not less than 660. However, all delinquent or derogatory credit must be reviewed for compliance with payoff requirements outlined in Aurora Underwriting Guidelines.		
Total Aurora Financing ≥$1,000,000	• Subject must be in a strong market of similarly-priced homes. The relationship between final value and predominant value should be reasonable. • If nature of borrower's employment is not evident, file should contain a brief narrative explaining it. • Borrowers are expected to have an above-average verified asset base. See Cash Reserves topic for additional details.	
CASH RESERVES	• Funds must be from borrower's own resources (not from borrower's business). Funds must be available to the borrower prior-to- and after-closing. Proceeds from the transaction (i.e., refinance proceeds, etc.) or sale of assets may not be used to meet cash reserves requirements. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves.	

Total Aurora Financing <$1,000,000	• Full Doc:
	  • Purchase—Minimum 2 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• Stated Doc:
	  • Minimum 6 months PITI required for reserves.	

Total Aurora Financing ≥$1,000,000	• Full Doc:
	  • Purchase—minimum 6 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• **Stated Doc:**
	  • **6 months PITI if:**
	    • LTV/CLTV/HCLTV is ≤60%; or
	    • LTV/CLTV/HCLTV >60% when all of the following are present:
	      • Credit score is ≥720;
	      • Purchase, Rate/Term or Expanded Rate/Term; and
	      • No exceptions to loan amount or LTV have been granted.
	  • All other transactions require 12 months PITI.
	• Subject must be in a strong market of similarly priced homes. The relationship between final value and predominant value should be reasonable.
	• If nature of borrower's employment is not evident, file should contain a brief narrative explaining it.
	• Borrowers expected to have above-average verified asset base. See Cash Reserves topic.

REQUIRED DOWNPAYMENT	• If purchase, borrower must contribute at least 5% towards the transaction. • Full Doc, O/O: CLTV/HCLTV is ≤80% and there is no subordinate financing, the entire downpayment may be from a gift.
GIFT FUNDS	• Donor must be a family member, domestic partner or someone with a demonstrated close relationship, non-profit organization, municipality or borrower's employer. However, seller-funded gift programs (such as Nehemiah) are not acceptable. • Gift letter required. • Transfer of funds or evidence of receipt must be documented. • Acceptable after a minimum downpayment has been made by the borrower from their own resources. Refer to Required Downpayment topic above. • Gift funds may not be used for meeting reserve requirements.
CONTRIBUTIONS BY AN INTERESTED PARTY	• Contributions by an interested party may be used for closing costs, prepaids and other financing costs provided the maximum contribution does not exceed the limits below. • Total of the contribution percentage plus the LTV (or CLTV/HCLTV, if applicable) may not exceed 98%.
	Full and Stated Doc
	• 3% if CLTV/HCLTV >90% • 6% if CLTV/HCLTV 75.01-90% • 9% if CLTV/HCLTV ≤75%
SUBORDINATE FINANCING	• Private party subordinate financing is not permitted. • Aurora Mortgage Maker Piggyback loans are permitted behind the Classic First Lien. Refer to applicable Program Profile for details. Loans must meet the most restrictive of the parameters for either the First or Piggyback Lien product. • Terms of subordinate lien: No balloon within 5 years; payment must be sufficient to cover interest due. • Variable payments and Home Equity Lines of Credit are acceptable. • File must contain a copy of the note.
MORTGAGE INSURANCE	• Loans with LTVs above 80% require mortgage insurance. • "No MI" pricing is not available. • Acceptable mortgage insurers are GE (Genworth), MGIC, RMIC, Radian, PMI, UG, Triad and CMG. Note: Not all MI companies will insure loans underwritten to these guidelines. See Form 449 regarding company-specific MI requirements for Classic loans. Clients should contact their local MI company for guidance.

MI Coverage	*LTV*	*Standard*	*Reduced Coverage 15 & 20 Yr. Loans*
	80.01 - 85%	12%	6%
	85.01 - 90%	25%	12%
	90.01 - 95%	30%	25%

APPRAISAL	
<$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state licensed or state-certified appraiser required.
≥$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state-certified appraiser required.
	*Transaction Value = Greater of the sales price or appraised value.
Complex Properties	• Appraisals must be completed by a state-certified appraiser.
>$650,000 Loan Amount	• Interior photographs required.

<table>
<tr><td>MAXIMUM EXPOSURE</td><td colspan="3">Aurora will limit its financing exposure to one borrower or group of borrowers as outlined below. This includes the total of all loans to all borrowers, including existing transactions (including loans serviced by other lenders on behalf of Aurora) and pending transactions. In the event of a concurrent Piggyback transaction, the Piggyback and First Lien loan will count as one loan. Maximum dollar thresholds still apply. Stand-alone transactions will be treated as individual loans even when placed behind an existing Aurora loan.</td></tr>
<tr><td></td><td></td><td>O/O and SH</td><td>N/O/O</td></tr>
<tr><td></td><td>Aggregate of all financed transactions provided by Aurora</td><td>$6,000,000[1]</td><td>• 4 N/O/O loans not to exceed an aggregate amount of $1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions); or
• 1 N/O/O if loan is >$1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions).</td></tr>
<tr><td></td><td># of loans with Total Aurora Financing >80% LTV/CLTV/HCLTV</td><td colspan="2">Two loans, regardless of occupancy</td></tr>
<tr><td></td><td colspan="3">1— Once the aggregate exposure exceeds $4,000,000, all additional loans must be either Classic or Alt-A/High LTV Alt-A.</td></tr>
<tr><td>Maximum Number of Financed Properties</td><td colspan="3">In addition to the maximum exposure limitations, the maximum number of financed 1-4 unit properties (regardless of lending source) a borrower or group of borrowers may own is limited as outlined below. The subject property, all borrowers' primary residence properties and any properties pending financing are included in this total.</td></tr>
<tr><td></td><td>O/O</td><td>SH</td><td>N/O/O</td></tr>
<tr><td></td><td>No limit</td><td>10</td><td>10</td></tr>
<tr><td>PROPERTY OWNERSHIP HISTORY</td><td colspan="3">• If SH or N/O/O and LTV/CLTV/HCLTV >80%:
  • At least 50% of borrower's properties must have been owned at least two years as of the date of Purchase, including subject property and any concurrent transactions.
• If SH or N/O/O and LTV/CLTV/HCLTV ≤80% and all owner occupied transactions:
  • File contains documentation evidencing borrower's experience owning multiple investment properties (two years of experience required); or
  • Borrower has acquired or is in the process of acquiring a maximum of (including subject property, if applicable):
    • ≤Two financed investment properties within the last six months; and/or
    • ≤Four financed investment properties within the last two years.
  • All financed 1- to 4- unit investment properties (properties, not units), regardless of the source of financing will be considered in the above eligibility determination.
• See Underwriting Guidelines for more information.</td></tr>
<tr><td>SECTION 32 / HIGH COST LOAN</td><td colspan="3">Sellers are responsible for identifying loans that are considered high cost loans as defined by federal and/or state laws and/or regulations. Purchaser does not purchase high cost loans as defined by federal regulations (Section 32) and/or state regulations. Upon delivery of all loans to Purchaser, the Seller represents and warrants:
• Loan is not a high cost loan as defined by Section 32 of the Federal Truth-in-Lending Act.
• Loan is not a high cost loan as defined by applicable state laws and/or regulations
• First Liens, Conforming Loan Amounts: Total points and fees may not exceed 5% of the loan amount. Refer to Form 720 for details regarding fees included in the 5% test.
• Loans with original principal balance "OPB" ≥$75,000: Broker Compensation may not exceed 5% of the OPB. Broker Compensation refers to fees paid to the Broker either by the Lender or directly by the borrower, and often financed as part of the loan.</td></tr>
</table>

INTEREST-ONLY (I-O)	• Payments are interest-only for the first 10 years and fully-amortizing for the remaining 20-year term. No negative amortization. • The interest-only monthly payment is calculated each month based on the current balance. If borrower makes voluntary prepayments of principal during Interest-Only period, the subsequent monthly payments will be based on the lower principal balance. • All Fixed-Rate Interest-Only loans must be closed using the FNMA InterestFirst[SM] Note 3271 (and state-specific versions, as applicable, per FNMA) dated 1/01 or later. • ARM loans use *Form 603E* to amend the ARM note and 603F to amend the ARM rider to the security instrument *(see Forms TOC* and *Section 6* for additional details).

I-O ELIGIBILITY	**Period**	
	5-year I-O Period	Not permitted
	10-year I-O Period	All products with a 30-year term

PREPAYMENT PENALTY	• Permitted on transactions in accordance with state-specific restrictions as outlined on *Form 603A*.
	• *Form 603A* includes instructions, legal documentation requirements and state restrictions.
	• The prepayment penalty feature is an option, not a requirement. If a prepayment penalty feature is selected, the following overall (prepayment penalty period) and hard penalties should be selected.
	  • All products
	    • 3-year overall with 0 hard
	    • 3-year overall with 3-year hard
	    • 1-year overall with 1-year hard

UNDERWRITING	• Loans may be underwritten by Purchaser, an approved contract underwriter (see *Form 411, Approved Contract Underwriters*) or a Seller approved for Delegated Underwriting Authority.
SERVICING OPTIONS	• Eligible for Servicing Retained and Servicing Released.
ESCROW ACCOUNT	• When LTV ≤80%, borrowers may choose to waive monthly real estate tax and insurance impounds. Escrows may be waived on LTVs >80% only when mandatory escrow is prohibited by state regulations. See Price Adjustment Factors on the daily rate sheet for any price differential.
LEGAL DOCUMENTS	• Loans are to be closed using FNMA/FHLMC approved legal documents (including notes, riders and security instruments, state-specific where required). Beginning with all loans closed on or after 1/1/01, loans must be closed using FNMA/FHLMC document sets dated 1/01 or later. • If title taken in the name of a trustee, refer to Form 407-LivT for signature requirements.

	First Liens				
Product Features	**Fixed-Rate**	**5/6 Hybrid-LIBOR**	**10/6 Hybrid-LIBOR**	**10/1 Hybrid-LIBOR**	**5/1 Hybrid-LIBOR**
Product Codes	J30F - 25 or 30 Year J20F - 20 Year J15F - 10 or 15 Year	J56L - 30 Year Fixed for 5 yrs w/adjustments every 6 months thereafter	J10L - 30 Year Fixed for 10 yrs w/adjustments every 6 months thereafter	J101 - 30 Year Fixed for 10 yrs w/adjustments every 12 months thereafter	J51L – 30Year Fixed for 5 yrs w/adjustments every 12 months thereafter
Caps[1]	N/A	6/2/6	6/2/6	5/2/5	5/2/5
Floor	N/A	Margin	Margin	Margin	None
Index	N/A	6-Month LIBOR	6-Month LIBOR	1-Year LIBOR	1-Year LIBOR
Margin	N/A	See Rate Sheet	See Rate Sheet	See Rate Sheet	See Rate Sheet
FNMA/FHLMC Note[2,3]	3200	3520[6] & *Form 1201*	3520[6] & *Form 1201*	FHLMC 5531[7]	FHLMC 5531[7]
Note Addendum	N/A	N/A	N/A	N/A	N/A
Security Instrument	State Specific	State Specific	State Specific	State Specific	State Specific
FNMA/FHLMC Rider	N/A	3138[6] & *Form 1202*	3138[6] & *Form 1202*	FHLMC 5131[7]	FHLMC 5131[7]
Disclosure[4]	N/A	611 or 611-IO	613 or 613-IO	617 or 617-IO	622 or 622-IO
Assumable	No	No	No	Yes during ARM period	Yes during ARM period
Convertible	No	No	No	No	No

1. Caps = **Initial Cap** (Max increase or decrease at first Change Date) / **Periodic Cap** (Max periodic increase or decrease after the first Change Date) / **Life Cap** (Max increase in interest rate over the initial rate during the life of the loan).
2. State-specific forms or multi-state modified for state-specific use as identified by Fannie Mae must be used.
3. Must use FNMA InterestFirst[SM] Note 3271, dated 1/01 or later, for all Fixed-Rate Interest-Only products.
4. *May use any format provided disclosures are in full compliance with all federal regulations and given to the borrower within the required time frame.*
6. J56L, **J10L**: May use FHLMC 5520 and FHLMC 5120.
7. J51L, **J101**: May use FNMA Note 3528 and Rider 3187.

AURORA LOAN SERVICES
A Lehman Brothers Company

Aurora Classic

Conduit Lending Division

Information as of May 11, 2007. Subject to change.

Classic First Lien Products:

- Fixed-Rate, 5/1, 5/6, 10/1 and 10/6 Hybrid-LIBOR and 6-Month LIBOR Products
- 10-Year Interest-Only Option Available on 30-Year Term Products
- 3-Year Hard, 3-Year Soft and 1-Year Hard Prepayment Penalty Options

FULL/ALT DOC

	Purch, R/T, EXPR/T		DC[1], Cash Out[1]					
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units	Occupancy	Credit Score[2]	DTI Ratio
$500,000	95	95	80	90	1-2	O/O	680	45%
$650,000	90	95	80	90	1-2	O/O	680	Higher DTI: refer to DU Topic
$1,000,000	80	90	75	90	1-2	O/O	680	
$1,500,000	75	90	70	85	1-2	O/O	680	
$2,000,000	70	90	65	70	1-2	O/O	680	
$300,000	85	85	N/A	N/A	3-4	O/O	680	
$400,000	80	85	N/A	N/A	3-4	O/O	680	
$650,000	75	80	N/A	N/A	3-4	O/O	680	
$2,000,000	65	80	N/A	N/A	3-4	O/O	680	
$400,000	85	85	80	80	1	SH[5]	680	45%
$650,000	80	85	75	80	1	SH[5]	680	
$1,500,000	75	80	70	75	1	SH[5]	680	
$2,000,000	65	80	N/A	N/A	1	SH[5]	680	

STATED DOC

	Purch, R/T, EXPR/T		DC[1,4], Cash Out[1,4]					
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units[4]	Occupancy	Credit Score[2]	DTI Ratio
$400,000	85	95	80	90	1-2	O/O	680	45%
$650,000	80	90	75	80	1-2	O/O	680	
$1,000,000	80	90	70	75	1-2	O/O	680	
$1,500,000	70	80	70	75	1-2	O/O	680	
$2,000,000	65	80	60	70	1-2	O/O	680	

1 – Maximum $200,000 cash out to borrower. Cash out includes proceeds used to pay off debt; 2 – Credit score for primary income borrower used for all loans (see Credit topic); 4 – 1-unit properties only for Debt Consolidation or Cash Out transactions; 5 – First time homebuyers (borrowers who have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months) are not eligible.

GEOGRAPHIC RESTRICTIONS	**Location-Specific Restrictions:** • See *Geographic Restrictions Matrix* (*Form 504*) for location-specific geographic restrictions. **Classic Product-Specific Restrictions:** • **Alaska:** Not eligible.

DOCUMENTATION	• Full/Alt Doc and Stated Documentation programs available. Stated Documentation refers to loans processed with income, employment and asset documentation which are more relaxed than traditional FNMA or FHLMC Full Documentation requirements. Specific guidelines for Stated Doc type are outlined below.
	• Full/Alt Documentation may be required if:
	  • The initial application is incomplete or missing from the submission package.
	  • Loan request is not commensurate with the borrower's credit profile.
	  • Property is unique or otherwise has limited marketability.
	  • File contains documentation which suggests borrower's income is not accurately stated on the signed 1003 (i.e., bank statements showing payroll direct deposits with a deposit amount significantly lower than that reported on the signed 1003).
	  • Files that do not have valid or usable credit scores.
	• When applicable, non-employment income sources will be closely reviewed for reasonableness. If reasonableness cannot be determined, underwriting reserves the right to require documentation to support the reasonableness (i.e., underwriting may request: recent account statement to support assets available after closing to generate stated interest income, evidence an income-generating property is owned free and clear, etc.).

Full/Alt Doc	• Standard FNMA full or alternative documentation may be provided. Additional information can be found in *Underwriting Guidelines*. • Assets must be verified for reserves, closing costs, required down payment. • IRS 4506 is required when tax returns are used to verify income. • Verbal VOE required 5 days prior to closing for wage-earner income sources. • Income, employment and assets are stated and verified. • Liabilities are itemized and real estate owned stated.

Stated Doc	• Income/Employment:
	  • Employment must be disclosed on the signed 1003 covering a two-year period.
	  • All income sources must be itemized on the signed 1003.
	  • Verification of income is not required.
	  • Income must be reasonable for employment disclosed.
	  • 5 days prior to closing: Verbal VOE required or if self-employed, an independent written confirmation of self-employment is required (i.e., copy of business license, letter from CPA verifying length and existence of business, etc.). Two continuous years of self-employment in same business are expected.
	  • IRS 4506 is not required.
	• Liabilities are itemized – properties owned are stated.
	• Assets must be verified for reserves, closing costs and required down payment.
	• Ratios are calculated based on stated income.

DESKTOP UNDERWRITER®	• It is expressly agreed that acceptance by Purchaser of a loan application package containing an approval from an automated underwriting system shall not be construed as a commitment to lend. It is also agreed that in the event of a discrepancy between the data validated by Purchaser's review of the file and the data entered in the automated underwriting system by Seller, the findings of the automated underwriting system shall be considered null and void and Purchaser shall have no obligation to Purchase the loan.
DU Decisions	• Approve/Eligible. • Expanded Approval (EA) determinations are not acceptable. • Approve/Ineligible. Ineligible classifications are acceptable if the reason for ineligibility is based on a parameter that is outside of FNMA's guidelines but within Purchaser's. An acceptable ineligible classification would be for loan amounts above FNMA limits. • All conditions outlined in the Findings Report must be satisfied.
DU Full/Alt Doc	• Maximum $650,000 Total Aurora Financing. • Credit score must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score. • Full URAR required. All standard property guidelines must be met. • Employment, income, housing, and assets are to be documented as recommended by DU. • Must meet downpayment requirements as outlined in Required Downpayment topic. • Mortgage insurance coverage must be obtained as outlined in the Mortgage Insurance topic. The following are not available: Reduced MI, Lower-cost MI or Customized MI. • No DTI limitations.

DU Stated Doc	• Loans must be processed in accordance with Stated Doc guidelines.
	• Maximum $650,000 Total Aurora Financing.
	• Maximum 80% CLTV/HCLTV.
	• Credit review:
	  • Credit score (but not number of tradelines) must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score.
	  • No 60-day mortgage lates in past 24 months.
	  • Validate data entry or findings to ensure that all debts have been included in long-term debt ratio.
	• Full URAR required. All property guidelines outlined in Aurora Underwriting Guidelines must be met.
	• Assets must be verified to meet reserve requirements and downpayment requirements. Verified assets must meet both Aurora's requirements (require two consecutive months bank statements or VOD) and DU's requirements.
	• Maximum 45% DTI ratio.

PROPERTY TYPES *(Refer to Aurora Underwriting Guidelines for additional details.)*		
PROPERTY ELIGIBILITY	Property Type *(See Underwriting Guidelines for additional details. See LTV/CLTV/HCLTV matrices for variances; i.e., second homes eligible for 1-unit only, etc.)*	**Eligible**
	Single Family Residence	Yes
	2 units	Yes
	3-4 unit Dwellings	Yes

	Warrantable:
	• FNMA Types P, Q, R, S or T or FHLMC Class II or III Warrantable condos:
	  • Minimum 600 square feet
	  • Studio units are eligible
	  • Site (Detached) Condos are eligible
		Yes

	Non-Warrantable	No
	Condotels – See Condotel topic for LTVs	No
	Co-Ops – See Cooperative Program Profile	Yes
	PUDs meeting FNMA or FHLMC requirements	Yes
	Mixed-Use	Yes
	Model Home Lease Backs	No
	>10 acres (Note: regardless of acreage size, land value should not exceed 35%. Exceptions considered on a case-by-case basis)	No
	Rural – up to 10 acres allowed if supported by comparable sales.	Yes
	Mobile homes	No
	Manufactured homes	No
	Modular/Prefab	Yes
	Other property types considered case-by-case. See Underwriting Guidelines for additional information	No
OCCUPANCY	• Primary Residence (O/O) or Second Homes (SH) are eligible. • Investment Properties (N/O/O) are not eligible.	
ELIGIBLE BORROWERS	• U.S. Citizens, Resident Aliens, Non-Occupying Co-Borrowers and Co-Signers. • Title may be taken in the name of trustee for an Inter Vivos Revocable Trust (refer to Form 407 for complete eligibility details and Form 407-LivT for closing details). Title may not be taken in the name of a trustee for a Land or Blind Trust.	
First Time Homebuyer	• First Time Homebuyers (FTHB): This status applies when all owner-occupant borrowers of the subject property have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months. FTHB are ineligible for financing SH properties. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves.	
Resident Aliens	• Lawful resident aliens are eligible for the same financing as U.S. citizens if they can provide evidence of lawful residency and they meet all of the same credit standards as U.S. citizens. • A copy of the borrower's identification or a processor's certification *(Form 408)* is required to verify review of the acceptable documentation that evidences borrower is eligible to lawfully reside in the U.S. • Borrowers with diplomatic immunity are not eligible. • Borrower must be employed in the U.S. • Income must be likely to continue for at least 3 years.	
Non-Occupying Co-Borrowers	Non-occupying co-borrowers are acceptable when the following can be met: • Occupant borrower's DTI ratio may not exceed 50%. • Occupant borrower must contribute 5% from their own resources. • All borrowers must be close relatives. • Non-occupying co-borrower may be a co-signer/guarantor, obligated for repayment of the debt but not required to take title.	
QUALIFYING	• Fixed-Rate, 30/15 balloon, 5/1, 5/6, 10/1 and 10/6 Hybrid-LIBOR: Qualify at the note rate. • 6-Month LIBOR: Qualify at the fully-indexed rate. • Interest-Only: The interest-only payment is used for qualifying.	
VALUE FOR LTV/CLTV/HCLTV CALCULATION	See Section 8, Definitions.	
Purchase	• Use lesser of current appraised value or acquisition cost to calculate LTV/CLTV/HCLTV.	
Rate/Term and Expanded Rate/Term	• Use current appraised value to calculate LTV/CLTV/HCLTV. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	
Debt Consolidation and Cash Out	• LTV/CLTV/HCLTV >75% and property owned <12 months, use lesser of current appraised value or acquisition cost + cost of documented home improvements. • LTV/CLTV/HCLTV ≤75%, use current appraised value. • If property owned ≥12 months, use current appraised value. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	

MAXIMUM CASH OUT	• Cash Out transactions– The borrower may receive up to $200,000 loan proceeds unless otherwise limited by the applicable mortgage insurer. • Debt Consolidation transactions– Loan proceeds used for the payoff of debt are limited to the maximum cash out limits per each Program Profile (i.e., if maximum cash out is $200,000, only $200,000 of the loan amount may be used for the payoff of debt). Cash out limits also include any incidental cash to borrower at closing which may not exceed the greater of 2% of the loan amount or $2,000. See MI topic for company-specific requirements.	
TEMPORARY BUYDOWNS	• Not permitted.	
CREDIT General	• Credit Report—3 file merged credit report or RMCR required. • Credit Score—Use lower of 2 or middle of 3 to determine each borrower's *representative* score. • All loans: The score of the primary income borrower (occupant borrower who earns >50% of the qualifying income) will be used for qualifying and pricing. If no occupant borrower earns >50% of the qualifying income, use the lowest representative score of all borrowers. Credit of co-borrowers (but not credit score) is expected to meet the below-listed credit requirements. • Only the primary income borrower must have a valid/useable credit score. • A valid/usable credit score is one that is generated based on a minimum of 3 trade lines being at least 2 or more years old and accurately reflecting the borrower's credit history. • Credit in accordance with below-listed guidelines is required (in addition to the minimum credit score) on all files. • Additional credit information can be found in Aurora Underwriting Guidelines.	
	Total Aurora Financing <$1,000,000	**Total Aurora Financing ≥$1,000,000**
Trade lines	• Min. 5 trades (3 must be ≥2 yrs).	• Min. 5 trades (3 must be ≥4 yrs).
Mortgage/Housing		
<u>Documentation</u>	• 12 months documentation • Borrowers without a documented housing history accepted if Full Doc and 6 months reserves.	• 24 months documentation • Borrowers without a documented housing history, including those not currently obligated for housing payments, are not eligible.
<u>History</u>	• 0x30 in past 2 years.	• 0x30 in past 4 years.
Installment[1]	• 1x30 in past 2 years.	• 1x30 in past 4 years.
Revolving[1]	• 2x30 & 1x60 in past 2 years.	• 2x30 & 1x60 in past 4 years.
Bankruptcy	• None ever.	• None ever.
Foreclosure	• None ever.	• None ever.
Major Derogatory[1] *(collections, judgments, etc.)*	• None in past 2 years.	• None in past 4 years.

1 – Detailed review of installment, revolving and major derogatory accounts for credit determination may be waived if the borrower's credit score meets the minimum required and is not less than 660. However, all delinquent or derogatory credit must be reviewed for compliance with payoff requirements outlined in Aurora Underwriting Guidelines.

Total Aurora Financing ≥$1,000,000	• Subject must be in a strong market of similarly-priced homes. The relationship between final value and predominant value should be reasonable. • If nature of borrower's employment is not evident, file should contain a brief narrative explaining it. • Borrowers are expected to have an above-average verified asset base. See Cash Reserves topic for additional details.
CASH RESERVES	• Funds must be from borrower's own resources (not from borrower's business). Funds must be available to the borrower prior-to- and after-closing. Proceeds from the transaction (i.e., refinance proceeds, etc.) or sale of assets may not be used to meet cash reserves requirements. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves.
Total Aurora Financing <$1,000,000	• Full Doc • Purchase—Minimum 2 months PITI required for reserves. • Refinance—6 months cash reserves. • Stated Doc: • Minimum 6 months PITI required for reserves. **For commitments on and after 6/4/07:** • Full Doc, **O/O**: • Purchase—Minimum 2 months PITI required for reserves. • Refinance—6 months cash reserves. • Stated Doc, **O/O and all SH Transactions**: • Minimum 6 months PITI required for reserves.
Total Aurora Financing ≥$1,000,000	• Full Doc: • Purchase—minimum 6 months PITI required for reserves. • Refinance—6 months cash reserves. • **Stated Doc:** • **6 months PITI if:** • LTV/CLTV/HCLTV is ≤60%; or • LTV/CLTV/HCLTV >60% when all of the following are present: • Credit score is ≥720; • Purchase, Rate/Term or Expanded Rate/Term; and • No exceptions to loan amount or LTV have been granted. • All other transactions require 12 months PITI. • Subject must be in a strong market of similarly priced homes. The relationship between final value and predominant value should be reasonable. • If nature of borrower's employment is not evident, file should contain a brief narrative explaining it. • Borrowers expected to have above-average verified asset base. See Cash Reserves topic.

REQUIRED DOWNPAYMENT	• If purchase, borrower must contribute at least 5% towards the transaction. • Full Doc, O/O: CLTV/HCLTV is ≤80% and there is no subordinate financing, the entire downpayment may be from a gift.
GIFT FUNDS	• Donor must be a family member, domestic partner or someone with a demonstrated close relationship, non-profit organization, municipality or borrower's employer. However, seller-funded gift programs (such as Nehemiah) are not acceptable. • Gift letter required. • Transfer of funds or evidence of receipt must be documented. • Acceptable after a minimum downpayment has been made by the borrower from their own resources. Refer to Required Downpayment topic above. • Gift funds may not be used for meeting reserve requirements.
CONTRIBUTIONS BY AN INTERESTED PARTY	• Contributions by an interested party may be used for closing costs, prepaids and other financing costs provided the maximum contribution does not exceed the limits below. • Total of the contribution percentage plus the LTV (or CLTV/HCLTV, if applicable) may not exceed 98%.
	Full and Stated Doc
	• 3% if CLTV/HCLTV >90% • 6% if CLTV/HCLTV 75.01-90% • 9% if CLTV/HCLTV ≤75%
SUBORDINATE FINANCING	• Private party subordinate financing is not permitted. • Aurora Mortgage Maker Piggyback loans are permitted behind the Classic First Lien. Refer to applicable Program Profile for details. Loans must meet the most restrictive of the parameters for either the First or Piggyback Lien product. • Terms of subordinate lien: No balloon within 5 years; payment must be sufficient to cover interest due. • Variable payments and Home Equity Lines of Credit are acceptable. • File must contain a copy of the note.
MORTGAGE INSURANCE	• Loans with LTVs above 80% require mortgage insurance. • "No MI" pricing is not available. • Acceptable mortgage insurers are GE (Genworth), MGIC, RMIC, Radian, PMI, UG, Triad and CMG. Note: Not all MI companies will insure loans underwritten to these guidelines. See Form 449 regarding company-specific MI requirements for Classic loans. Clients should contact their local MI company for guidance.

MI Coverage

LTV	*Standard*	*Reduced Coverage 15 & 20 Yr. Loans*
80.01 - 85%	12%	6%
85.01 - 90%	25%	12%
90.01 - 95%	30%	25%

APPRAISAL	
<$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state licensed or state-certified appraiser required.
≥$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state-certified appraiser required.
	*Transaction Value = Greater of the sales price or appraised value.
Complex Properties	• Appraisals must be completed by a state-certified appraiser.
>$650,000 Loan Amount	• Interior photographs required.
MAXIMUM EXPOSURE	Aurora will limit its financing exposure to one borrower or group of borrowers as outlined below. This includes the total of all loans to all borrowers, including existing transactions (including loans serviced by other lenders on behalf of Aurora) and pending transactions. In the event of a concurrent Piggyback transaction, the Piggyback and First Lien loan will count as one loan. Maximum dollar thresholds still apply. Stand-alone transactions will be treated as individual loans even when placed behind an existing Aurora loan.

	O/O and SH	N/O/O
Aggregate of all financed transactions provided by Aurora	$6,000,000[1]	• 4 N/O/O loans not to exceed an aggregate amount of $1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions); or • 1 N/O/O if loan is >$1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions).
# of loans with Total Aurora Financing >80% LTV/CLTV/HCLTV	Two loans, regardless of occupancy	

1— Once the aggregate exposure exceeds $4,000,000, all additional loans must be either Classic or Alt-A/High LTV Alt-A.

Maximum Number of Financed Properties

In addition to the maximum exposure limitations, the maximum number of financed 1-4 unit properties (regardless of lending source) a borrower or group of borrowers may own is limited as outlined below. The subject property, all borrowers' primary residence properties and any properties pending financing are included in this total.

O/O	SH	N/O/O
No limit	10	10

PROPERTY OWNERSHIP HISTORY	• If SH or N/O/O and LTV/CLTV/HCLTV >80%:
	  ◦ At least 50% of borrower's properties must have been owned at least two years as of the date of Purchase, including subject property and any concurrent transactions.
	• If SH or N/O/O and LTV/CLTV/HCLTV ≤80% and all owner occupied transactions:
	  ◦ File contains documentation evidencing borrower's experience owning multiple investment properties (two years of experience required); *or*
	  ◦ Borrower has acquired or is in the process of acquiring a maximum of (including subject property, if applicable):
	    ▪ ≤Two financed investment properties within the last six months; ***and/or***
	    ▪ ≤Four financed investment properties within the last two years.
	  ◦ All financed 1- to 4- unit investment properties (properties, not units), regardless of the source of financing will be considered in the above eligibility determination.
	• See Underwriting Guidelines for more information.

SECTION 32 / HIGH COST LOAN	Sellers are responsible for identifying loans that are considered high cost loans as defined by federal and/or state laws and/or regulations. Purchaser does not purchase high cost loans as defined by federal regulations (Section 32) and/or state regulations. Upon delivery of all loans to Purchaser, the Seller represents and warrants: • Loan is not a high cost loan as defined by Section 32 of the Federal Truth-in-Lending Act. • Loan is not a high cost loan as defined by applicable state laws and/or regulations • First Liens, Conforming Loan Amounts: Total points and fees may not exceed 5% of the loan amount. Refer to *Form 720* for details regarding fees included in the 5% test. • Loans with original principal balance "OPB" ≥$75,000: Broker Compensation may not exceed 5% of the OPB. Broker Compensation refers to fees paid to the Broker either by the Lender or directly by the borrower, and often financed as part of the loan.
INTEREST-ONLY (I-O)	• Payments are interest-only for the first 10 years and fully-amortizing for the remaining 20-year term. No negative amortization. • The interest-only monthly payment is calculated each month based on the current balance. If borrower makes voluntary prepayments of principal during Interest-Only period, the subsequent monthly payments will be based on the lower principal balance. • All Fixed-Rate Interest-Only loans must be closed using the FNMA InterestFirst[SM] Note 3271 (and state-specific versions, as applicable, per FNMA) dated 1/01 or later. • ARM loans use *Form 603E* to amend the ARM note and 603F to amend the ARM rider to the security instrument (see *Forms TOC* and *Section 6* for additional details).

I-O ELIGIBILITY	**Period**	
	5-year I-O Period	Not permitted
	10-year I-O Period	All products with a 30-year term

PREPAYMENT PENALTY	• Permitted on transactions in accordance with state-specific restrictions as outlined on *Form 603A*.
	• *Form 603A* includes instructions, legal documentation requirements and state restrictions.
	• The prepayment penalty feature is an option, not a requirement. If a prepayment penalty feature is selected, the following overall (prepayment penalty period) and hard penalties should be selected.
	  ◦ All products
	    ▪ 3-year overall with 0 hard
	    ▪ 3-year overall with 3-year hard
	    ▪ 1-year overall with 1-year hard

UNDERWRITING	• Loans may be underwritten by Purchaser, an approved contract underwriter (see *Form 411, Approved Contract Underwriters*) or a Seller approved for Delegated Underwriting Authority.
SERVICING OPTIONS	• Eligible for Servicing Retained and Servicing Released.
ESCROW ACCOUNT	• When LTV ≤80%, borrowers may choose to waive monthly real estate tax and insurance impounds. Escrows may be waived on LTVs >80% only when mandatory escrow is prohibited by state regulations. See Price Adjustment Factors on the daily rate sheet for any price differential.
LEGAL DOCUMENTS	• Loans are to be closed using FNMA/FHLMC approved legal documents (including notes, riders and security instruments, state-specific where required). Beginning with all loans closed on or after 1/1/01, loans must be closed using FNMA/FHLMC document sets dated 1/01 or later. • If title taken in the name of a trustee, refer to Form 407-LivT for signature requirements.

	First Liens				
Product Features	**Fixed-Rate**	**5/6 Hybrid-LIBOR**	**10/6 Hybrid-LIBOR**	**10/1 Hybrid-LIBOR**	**5/1 Hybrid-LIBOR**
Product Codes	J30F - 25 or 30 Year J20F - 20 Year J15F - 10 or 15 Year	J56L - 30 Year Fixed for 5 yrs w/adjustments every 6 months thereafter	J10L - 30 Year Fixed for 10 yrs w/adjustments every 6 months thereafter	J101 - 30 Year Fixed for 10 yrs w/adjustments every 12 months thereafter	J51L – 30Year Fixed for 5 yrs w/adjustments every 12 months thereafter
Caps[1]	N/A	6/2/6	6/2/6	5/2/5	5/2/5
Floor	N/A	Margin	Margin	Margin	None
Index	N/A	6-Month LIBOR	6-Month LIBOR	1-Year LIBOR	1-Year LIBOR
Margin	N/A	See Rate Sheet	See Rate Sheet	See Rate Sheet	See Rate Sheet
FNMA/FHLMC Note[2,3]	3200	3520[6] & *Form 1201*	3520[6] & *Form 1201*	FHLMC 5531[7]	FHLMC 5531[7]
Note Addendum	N/A	N/A	N/A	N/A	N/A
Security Instrument	State Specific	State Specific	State Specific	State Specific	State Specific
FNMA/FHLMC Rider	N/A	3138[6] & *Form 1202*	3138[6] & *Form 1202*	FHLMC 5131[7]	FHLMC 5131[7]
Disclosure[4]	N/A	611 or 611-IO	613 or 613-IO	617 or 617-IO	622 or 622-IO
Assumable	No	No	No	Yes during ARM period	Yes during ARM period
Convertible	No	No	No	No	No

1. Caps = **Initial Cap** (Max increase or decrease at first Change Date) / **Periodic Cap** (Max periodic increase or decrease after the first Change Date) / **Life Cap** (Max increase in interest rate over the initial rate during the life of the loan).
2. State-specific forms or multi-state modified for state-specific use as identified by Fannie Mae must be used.
3. Must use FNMA InterestFirst℠ Note 3271, dated 1/01 or later, for all Fixed-Rate Interest-Only products.
4. *May use any format provided disclosures are in full compliance with all federal regulations and given to the borrower within the required time frame.*
6. J56L, **J10L**: May use FHLMC 5520 and FHLMC 5120.
7. J51L, **J101**: May use FNMA Note 3528 and Rider 3187.

AURORA LOAN SERVICES
A Lehman Brothers Company

Aurora Classic
Conduit Lending Division

Information as of June 11, 2007. Subject to change.

Classic First Lien Products:

- Fixed-Rate, 5/1, 5/6, 10/1 and 10/6 Hybrid-LIBOR and 6-Month LIBOR Products
- 10-Year Interest-Only Option Available on 30-Year Term Products
- 3-Year Hard, 3-Year Soft and 1-Year Hard Prepayment Penalty Options
- Max QDTI[9]:

Non-Traditional Products[9]:	QDTI Traditional Products[9]:	DU/LP Loans:
• Full/Stated: 50%	• Full/Stated: 45%	• Full Doc: No Limitations; • Stated Doc: 45%

FULL/ALT DOC

	Purch, R/T, EXPR/T		DC[1], Cash Out[1]				
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units	Occupancy	Credit Score[2]
$500,000	95	95	80	90	1-2	O/O	680
$650,000	90	95	80	90	1-2	O/O	680
$1,000,000	80	90	75	90	1-2	O/O	680
$1,500,000	75	90	70	85	1-2	O/O	680
$2,000,000	70	90	65	70	1-2	O/O	680
$300,000	85	85	N/A	N/A	3-4	O/O	680
$400,000	80	85	N/A	N/A	3-4	O/O	680
$650,000	75	80	N/A	N/A	3-4	O/O	680
$2,000,000	65	80	N/A	N/A	3-4	O/O	680
$400,000	85	85	80	80	1	SH[5]	680
$650,000	80	85	75	80	1	SH[5]	680
$1,500,000	75	80	70	75	1	SH[5]	680
$2,000,000	65	80	N/A	N/A	1	SH[5]	680

STATED DOC

	Purch, R/T, EXPR/T		DC[1, 4], Cash Out[1, 4]				
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units[4]	Occupancy	Credit Score[2]
$400,000	85	95	80	90	1-2	O/O	680
$650,000	80	90	75	80	1-2	O/O	680
$1,000,000	80	90	70	75	1-2	O/O	680
$1,500,000	70	80	70	75	1-2	O/O	680
$2,000,000	65	80	60	70	1-2	O/O	680

1 – Maximum $200,000 cash out to borrower. Cash out includes proceeds used to pay off debt; 2 – Credit score for primary income borrower used for all loans (see Credit topic); 4 – 1-unit properties only for Debt Consolidation or Cash Out transactions; 5 – First time homebuyers (borrowers who have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months) are not eligible. **9 – See Qualifying topic for QDTI, Non-Traditional and Traditional Product definitions.**

GEOGRAPHIC RESTRICTIONS	**Location-Specific Restrictions:** • See *Geographic Restrictions Matrix* (*Form 504*) for location-specific geographic restrictions. **Classic Product-Specific Restrictions:** • **Alaska:** Not eligible.

DOCUMENTATION	• Full/Alt Doc and Stated Documentation programs available. Stated Documentation refers to loans processed with income, employment and asset documentation which are more relaxed than traditional FNMA or FHLMC Full Documentation requirements. Specific guidelines for Stated Doc type are outlined below.
	• Full/Alt Documentation may be required if:
	  • The initial application is incomplete or missing from the submission package.
	  • Loan request is not commensurate with the borrower's credit profile.
	  • Property is unique or otherwise has limited marketability.
	  • File contains documentation which suggests borrower's income is not accurately stated on the signed 1003 (i.e., bank statements showing payroll direct deposits with a deposit amount significantly lower than that reported on the signed 1003).
	  • Files that do not have valid or usable credit scores.
	• When applicable, non-employment income sources will be closely reviewed for reasonableness. If reasonableness cannot be determined, underwriting reserves the right to require documentation to support the reasonableness (i.e., underwriting may request: recent account statement to support assets available after closing to generate stated interest income, evidence an income-generating property is owned free and clear, etc.).

Full/Alt Doc	• Standard FNMA full or alternative documentation may be provided. Additional information can be found in *Underwriting Guidelines*. • Assets must be verified for reserves, closing costs, required down payment. • IRS 4506 is required when tax returns are used to verify income. • Verbal VOE required 5 days prior to closing for wage-earner income sources. • Income, employment and assets are stated and verified. • Liabilities are itemized and real estate owned stated.

Stated Doc	• Income/Employment:
	  • Employment must be disclosed on the signed 1003 covering a two-year period.
	  • All income sources must be itemized on the signed 1003.
	  • Verification of income is not required.
	  • Income must be reasonable for employment disclosed.
	  • 5 days prior to closing: Verbal VOE required or if self-employed, an independent written confirmation of self-employment is required (i.e., copy of business license, letter from CPA verifying length and existence of business, etc.). Two continuous years of self-employment in same business are expected.
	  • IRS 4506 is not required.
	• Liabilities are itemized – properties owned are stated.
	• Assets must be verified for reserves, closing costs and required down payment.
	• Ratios are calculated based on stated income.

DESKTOP UNDERWRITER®	• It is expressly agreed that acceptance by Purchaser of a loan application package containing an approval from an automated underwriting system shall not be construed as a commitment to lend. It is also agreed that in the event of a discrepancy between the data validated by Purchaser's review of the file and the data entered in the automated underwriting system by Seller, the findings of the automated underwriting system shall be considered null and void and Purchaser shall have no obligation to Purchase the loan.
DU Decisions	• Approve/Eligible. • Expanded Approval (EA) determinations are not acceptable. • Approve/Ineligible. Ineligible classifications are acceptable if the reason for ineligibility is based on a parameter that is outside of FNMA's guidelines but within Purchaser's. An acceptable ineligible classification would be for loan amounts above FNMA limits. • All conditions outlined in the Findings Report must be satisfied.
DU Full/Alt Doc	• Maximum $650,000 Total Aurora Financing. • Credit score must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score. • Full URAR required. All standard property guidelines must be met. • Employment, income, housing, and assets are to be documented as recommended by DU. • Must meet down payment requirements as outlined in Required Down Payment topic. • Mortgage insurance coverage must be obtained as outlined in the Mortgage Insurance topic. The following are not available: Reduced MI, Lower-cost MI or Customized MI. • No DTI limitations.

DU Stated Doc	• Loans must be processed in accordance with Stated Doc guidelines.
	• Maximum $650,000 Total Aurora Financing.
	• Maximum 80% CLTV/HCLTV.
	• Credit review:
	  • Credit score (but not number of tradelines) must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score.
	  • No 60-day mortgage lates in past 24 months.
	  • Validate data entry or findings to ensure that all debts have been included in long-term debt ratio.
	• Full URAR required. All property guidelines outlined in Aurora Underwriting Guidelines must be met.
	• Assets must be verified to meet reserve requirements and down payment requirements. Verified assets must meet both Aurora's requirements (require two consecutive months bank statements or VOD) and DU's requirements.
	• Maximum 45% DTI ratio.

PROPERTY TYPES *(Refer to Aurora Underwriting Guidelines for additional details.)*		
PROPERTY ELIGIBILITY	Property Type *(See Underwriting Guidelines for additional details. See LTV/CLTV/HCLTV matrices for variances; i.e., second homes eligible for 1-unit only, etc.)*	**Eligible**
	Single Family Residence	Yes
	2 units	Yes
	3-4 unit Dwellings	Yes

	Warrantable:
	• FNMA Types P, Q, R, S or T or FHLMC Class II or III Warrantable condos:
	  • Minimum 600 square feet
	  • Studio units are eligible
	  • Site (Detached) Condos are eligible
		Yes

	Non-Warrantable	No
	Condotels – See Condotel topic for LTVs	No
	Co-Ops – See Cooperative Program Profile	Yes
	PUDs meeting FNMA or FHLMC requirements	Yes
	Mixed-Use	Yes
	Model Home Lease Backs	No
	>10 acres (Note: regardless of acreage size, land value should not exceed 35%. Exceptions considered on a case-by-case basis)	No
	Rural – up to 10 acres allowed if supported by comparable sales.	Yes
	Mobile homes	No
	Manufactured homes	No
	Modular/Prefab	Yes
	Other property types considered case-by-case. See Underwriting Guidelines for additional information	No

OCCUPANCY	• Primary Residence (O/O) or Second Homes (SH) are eligible. • Investment Properties (N/O/O) are not eligible.	
ELIGIBLE BORROWERS	• U.S. Citizens, Resident Aliens, Non-Occupying Co-Borrowers and Co-Signers. • Title may be taken in the name of trustee for an Inter Vivos Revocable Trust (refer to Form 407 for complete eligibility details and Form 407-LivT for closing details). Title may not be taken in the name of a trustee for a Land or Blind Trust.	
First Time Homebuyer	• First Time Homebuyers (FTHB): This status applies when all owner-occupant borrowers of the subject property have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months. FTHB are ineligible for financing SH properties. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves.	
Resident Aliens	• Lawful resident aliens are eligible for the same financing as U.S. citizens if they can provide evidence of lawful residency and they meet all of the same credit standards as U.S. citizens. • A copy of the borrower's identification or a processor's certification *(Form 408)* is required to verify review of the acceptable documentation that evidences borrower is eligible to lawfully reside in the U.S. • Borrowers with diplomatic immunity are not eligible. • Borrower must be employed in the U.S. • Income must be likely to continue for at least 3 years.	
Non-Occupying Co-Borrowers	Non-occupying co-borrowers are acceptable when the following can be met: • Occupant borrower's DTI ratio may not exceed 50%. • Occupant borrower must contribute 5% from their own resources. • All borrowers must be close relatives. • Non-occupying co-borrower may be a co-signer/guarantor, obligated for repayment of the debt but not required to take title.	
QUALIFYING		
Qualifying Housing Payment (Refer to Underwriting Guidelines for calculation details.)	**Non-Traditional Products**	**Qualifying Housing Payment**
	• **Interest-only loans (all products with an interest-only feature, including fixed-rate loans)**	• **The principal and interest payment will be used; if ARM loan, use the higher of the note rate or fully-indexed rate to calculate the P&I**
	Traditional Products	**Qualifying Housing Payment**
	• **Classic fixed-rate and ARM loans without an interest-only feature**	• Use the initial note rate to calculate the payment
Qualifying DTI (QDTI) (Refer to Underwriting Guidelines for calculation details.)	• **QDTI refers to the qualifying DTI ratio. The QDTI includes the Qualifying Housing Payment, as defined above, plus all other debt.**	
Fully-Indexed Rate	• **The fully-indexed rate is the index plus the margin rounded to the nearest .125%.**	

VALUE FOR LTV/CLTV/HCLTV CALCULATION	See Section 8, Definitions.	
Purchase	• Use lesser of current appraised value or acquisition cost to calculate LTV/CLTV/HCLTV.	
Rate/Term and Expanded Rate/Term	• Use current appraised value to calculate LTV/CLTV/HCLTV. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	
Debt Consolidation and Cash Out	• LTV/CLTV/HCLTV >75% and property owned <12 months, use lesser of current appraised value or acquisition cost + cost of documented home improvements. • LTV/CLTV/HCLTV ≤75%, use current appraised value. • If property owned ≥12 months, use current appraised value. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	
MAXIMUM CASH OUT	• Cash Out transactions– The borrower may receive up to $200,000 loan proceeds unless otherwise limited by the applicable mortgage insurer. • Debt Consolidation transactions– Loan proceeds used for the payoff of debt are limited to the maximum cash out limits per each Program Profile (i.e., if maximum cash out is $200,000, only $200,000 of the loan amount may be used for the payoff of debt). Cash out limits also include any incidental cash to borrower at closing which may not exceed the greater of 2% of the loan amount or $2,000. See MI topic for company-specific requirements.	
TEMPORARY BUYDOWNS	• Not permitted.	
CREDIT General	• Credit Report—3 file merged credit report or RMCR required. • Credit Score—Use lower of 2 or middle of 3 to determine each borrower's *representative* score. • All loans: The score of the primary income borrower (occupant borrower who earns >50% of the qualifying income) will be used for qualifying and pricing. If no occupant borrower earns >50% of the qualifying income, use the lowest representative score of all borrowers. Credit of co-borrowers (but not credit score) is expected to meet the below-listed credit requirements. • Only the primary income borrower must have a valid/useable credit score. • A valid/usable credit score is one that is generated based on a minimum of 3 trade lines being at least 2 or more years old and accurately reflecting the borrower's credit history. • Credit in accordance with below-listed guidelines is required (in addition to the minimum credit score) on all files. • Additional credit information can be found in Aurora Underwriting Guidelines.	
	Total Aurora Financing <$1,000,000	**Total Aurora Financing ≥$1,000,000**
Trade lines	• Min. 5 trades (3 must be ≥2 yrs).	• Min. 5 trades (3 must be ≥4 yrs).
Mortgage/Housing		
Documentation	• 12 months documentation • Borrowers without a documented housing history accepted if Full Doc and 6 months reserves.	• 24 months documentation • Borrowers without a documented housing history, including those not currently obligated for housing payments, are not eligible.
History	• 0x30 in past 2 years.	• 0x30 in past 4 years.
Installment[1]	• 1x30 in past 2 years.	• 1x30 in past 4 years.
Revolving[1]	• 2x30 & 1x60 in past 2 years.	• 2x30 & 1x60 in past 4 years.
Bankruptcy	• None ever.	• None ever.
Foreclosure	• None ever.	• None ever.
Major Derogatory[1] *(collections, judgments, etc.)*	• None in past 2 years.	• None in past 4 years.
1 – Detailed review of installment, revolving and major derogatory accounts for credit determination may be waived if the borrower's credit score meets the minimum required and is not less than 660. However, all delinquent or derogatory credit must be reviewed for compliance with payoff requirements outlined in Aurora Underwriting Guidelines.		
Total Aurora Financing ≥$1,000,000	• Subject must be in a strong market of similarly-priced homes. The relationship between final value and predominant value should be reasonable. • If nature of borrower's employment is not evident, file should contain a brief narrative explaining it. • Borrowers are expected to have an above-average verified asset base. See Cash Reserves topic for additional details.	

CASH RESERVES	• Funds must be from borrower's own resources (not from borrower's business). Funds must be available to the borrower prior-to- and after-closing. Proceeds from the transaction (i.e., refinance proceeds, etc.) or sale of assets may not be used to meet cash reserves requirements. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves. • Reserve requirements are based off of the Qualifying Housing Payment. This primarily impacts Non-Traditional products where the qualifying payment may be higher than the initial payment. (For example: The qualifying payment on Classic Interest-Only loans will be based on the principal and interest payment; if ARM loan, use the higher of the note rate or fully-indexed rate to calculate the P&I.) See Qualifying topic for additional information on calculating the qualifying payment. • **Reserves will be based on the Total Aurora Financing (total combined loan amount, First + Second).**

Total Aurora Financing <$1,000,000	• Full Doc, O/O:
	  • Purchase—Minimum 2 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• Stated Doc, O/O and all SH Transactions:
	  • Minimum 6 months PITI required for reserves.

Total Aurora Financing ≥$1,000,000	• Full Doc:
	  • Purchase—minimum 6 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• **Stated Doc:**
	  • **6 months PITI if:**
	    • LTV/CLTV/HCLTV is ≤60%; or
	    • LTV/CLTV/HCLTV >60% when all of the following are present:
	      • Credit score is ≥720;
	      • Purchase, Rate/Term or Expanded Rate/Term; and
	      • No exceptions to loan amount or LTV have been granted.
	  • **All** other transactions require 12 months PITI.
	• Subject must be in a strong market of similarly priced homes. The relationship between final value and predominant value should be reasonable.
	• If nature of borrower's employment is not evident, file should contain a brief narrative explaining it.
	• Borrowers expected to have above-average verified asset base. See Cash Reserves topic.

REQUIRED DOWN PAYMENT	• If purchase, borrower must contribute at least 5% towards the transaction. • Full Doc, O/O: CLTV/HCLTV is ≤80% and there is no subordinate financing, the entire down payment may be from a gift.
GIFT FUNDS	• Donor must be a family member, domestic partner or someone with a demonstrated close relationship, non-profit organization, municipality or borrower's employer. However, seller-funded gift programs (such as Nehemiah) are not acceptable. • Gift letter required. • Transfer of funds or evidence of receipt must be documented. • Acceptable after a minimum down payment has been made by the borrower from their own resources. Refer to Required Down payment topic above. • Gift funds may not be used for meeting reserve requirements.

CONTRIBUTIONS BY AN INTERESTED PARTY	• Contributions by an interested party may be used for closing costs, prepaids and other financing costs provided the maximum contribution does not exceed the limits below.
	• Total of the contribution percentage plus the LTV (or CLTV/HCLTV, if applicable) may not exceed 98%.
	Full and Stated Doc
	  • 3% if CLTV/HCLTV >90%
	  • 6% if CLTV/HCLTV 75.01-90%
	  • 9% if CLTV/HCLTV ≤75%

SUBORDINATE FINANCING	• Private party subordinate financing is not permitted. • Aurora Mortgage Maker Piggyback loans are permitted behind the Classic First Lien. Refer to applicable Program Profile for details. Loans must meet the most restrictive of the parameters for either the First or Piggyback Lien product. • Terms of subordinate lien: No balloon within 5 years; payment must be sufficient to cover interest due. • Variable payments and Home Equity Lines of Credit are acceptable. • File must contain a copy of the note.
MORTGAGE INSURANCE	• Loans with LTVs above 80% require mortgage insurance. • "No MI" pricing is not available. • Acceptable mortgage insurers are GE (Genworth), MGIC, RMIC, Radian, PMI, UG, Triad and CMG. Note: Not all MI companies will insure loans underwritten to these guidelines. See Form 449 regarding company-specific MI requirements for Classic loans. Clients should contact their local MI company for guidance.

MI Coverage	*LTV*	*Standard*	*Reduced Coverage 15 & 20 Yr. Loans*
	80.01 - 85%	12%	6%
	85.01 - 90%	25%	12%
	90.01 - 95%	30%	25%

APPRAISAL	
<$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state licensed or state-certified appraiser required.
≥$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state-certified appraiser required.
	*Transaction Value = Greater of the sales price or appraised value.
Complex Properties	• Appraisals must be completed by a state-certified appraiser.
>$650,000 Loan Amount	• Interior photographs required.

<table>
<tr><td rowspan="5">MAXIMUM EXPOSURE</td><td colspan="3">Aurora will limit its financing exposure to one borrower or group of borrowers as outlined below. This includes the total of all loans to all borrowers, including existing transactions (including loans serviced by other lenders on behalf of Aurora) and pending transactions. In the event of a concurrent Piggyback transaction, the Piggyback and First Lien loan will count as one loan. Maximum dollar thresholds still apply. Stand-alone transactions will be treated as individual loans even when placed behind an existing Aurora loan.</td></tr>
<tr><td></td><td>O/O and SH</td><td>N/O/O</td></tr>
<tr><td>Aggregate of all financed transactions provided by Aurora</td><td>$6,000,000[1]</td><td>• 4 N/O/O loans not to exceed an aggregate amount of $1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions); or
• 1 N/O/O if loan is >$1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions).</td></tr>
<tr><td># of loans with Total Aurora Financing >80% LTV/CLTV/HCLTV</td><td colspan="2">Two loans, regardless of occupancy</td></tr>
<tr><td colspan="3">1— Once the aggregate exposure exceeds $4,000,000, all additional loans must be either Classic or Alt-A/High LTV Alt-A.</td></tr>
<tr><td rowspan="3">Maximum Number of Financed Properties</td><td colspan="3">In addition to the maximum exposure limitations, the maximum number of financed 1-4 unit properties (regardless of lending source) a borrower or group of borrowers may own is limited as outlined below. The subject property, all borrowers' primary residence properties and any properties pending financing are included in this total.</td></tr>
<tr><td>O/O</td><td>SH</td><td>N/O/O</td></tr>
<tr><td>No limit</td><td>10</td><td>10</td></tr>
<tr><td>PROPERTY OWNERSHIP HISTORY</td><td colspan="3">• If SH or N/O/O and LTV/CLTV/HCLTV >80%:
  • At least 50% of borrower's properties must have been owned at least two years as of the date of Purchase, including subject property and any concurrent transactions.
• If SH or N/O/O and LTV/CLTV/HCLTV ≤80% and all owner occupied transactions:
  • File contains documentation evidencing borrower's experience owning multiple investment properties (two years of experience required); or
  • Borrower has acquired or is in the process of acquiring a maximum of (including subject property, if applicable):
    • ≤Two financed investment properties within the last six months; and/or
    • ≤Four financed investment properties within the last two years.
  • All financed 1- to 4- unit investment properties (properties, not units), regardless of the source of financing will be considered in the above eligibility determination.
• See Underwriting Guidelines for more information.</td></tr>
<tr><td>SECTION 32 / HIGH COST LOAN</td><td colspan="3">Sellers are responsible for identifying loans that are considered high cost loans as defined by federal and/or state laws and/or regulations. Purchaser does not purchase high cost loans as defined by federal regulations (Section 32) and/or state regulations. Upon delivery of all loans to Purchaser, the Seller represents and warrants:
• Loan is not a high cost loan as defined by Section 32 of the Federal Truth-in-Lending Act.
• Loan is not a high cost loan as defined by applicable state laws and/or regulations
• First Liens, Conforming Loan Amounts: Total points and fees may not exceed 5% of the loan amount. Refer to Form 720 for details regarding fees included in the 5% test.
• Loans with original principal balance "OPB" ≥$75,000: Broker Compensation may not exceed 5% of the OPB. Broker Compensation refers to fees paid to the Broker either by the Lender or directly by the borrower, and often financed as part of the loan.</td></tr>
</table>

INTEREST-ONLY (I-O)	• Payments are interest-only for the first 10 years and fully-amortizing for the remaining 20-year term. No negative amortization. • The interest-only monthly payment is calculated each month based on the current balance. If borrower makes voluntary prepayments of principal during Interest-Only period, the subsequent monthly payments will be based on the lower principal balance. • All Fixed-Rate Interest-Only loans must be closed using the FNMA InterestFirst℠ Note 3271 (and state-specific versions, as applicable, per FNMA) dated 1/01 or later. • ARM loans use *Form 603E* to amend the ARM note and 603F to amend the ARM rider to the security instrument (see *Forms TOC* and *Section 6* for additional details).
I-O ELIGIBILITY	Period: 5-year I-O Period — Not permitted; 10-year I-O Period — All products with a 30-year term

PREPAYMENT PENALTY	• Permitted on transactions in accordance with state-specific restrictions as outlined on *Form 603A*.
	• *Form 603A* includes instructions, legal documentation requirements and state restrictions.
	• The prepayment penalty feature is an option, not a requirement. If a prepayment penalty feature is selected, the following overall (prepayment penalty period) and hard penalties should be selected.
	  • All products
	    • 3-year overall with 0 hard
	    • 3-year overall with 3-year hard
	    • 1-year overall with 1-year hard

UNDERWRITING	• Loans may be underwritten by Purchaser, an approved contract underwriter (see *Form 411, Approved Contract Underwriters*) or a Seller approved for Delegated Underwriting Authority.
SERVICING OPTIONS	• Eligible for Servicing Retained and Servicing Released.
ESCROW ACCOUNT	• When LTV ≤80%, borrowers may choose to waive monthly real estate tax and insurance impounds. Escrows may be waived on LTVs >80% only when mandatory escrow is prohibited by state regulations. See Price Adjustment Factors on the daily rate sheet for any price differential.
LEGAL DOCUMENTS	• Loans are to be closed using FNMA/FHLMC approved legal documents (including notes, riders and security instruments, state-specific where required). Beginning with all loans closed on or after 1/1/01, loans must be closed using FNMA/FHLMC document sets dated 1/01 or later. • If title taken in the name of a trustee, refer to Form 407-LivT for signature requirements.

	First Liens				
Product Features	**Fixed-Rate**	**5/6 Hybrid-LIBOR**	**10/6 Hybrid-LIBOR**	**10/1 Hybrid-LIBOR**	**5/1 Hybrid-LIBOR**
Product Codes	J30F - 25 or 30 Year J20F - 20 Year J15F - 10 or 15 Year	J56L - 30 Year Fixed for 5 yrs w/adjustments every 6 months thereafter	J10L - 30 Year Fixed for 10 yrs w/adjustments every 6 months thereafter	J101 - 30 Year Fixed for 10 yrs w/adjustments every 12 months thereafter	J51L – 30Year Fixed for 5 yrs w/adjustments every 12 months thereafter
Caps[1]	N/A	6/2/6	6/2/6	5/2/5	5/2/5
Floor	N/A	Margin	Margin	Margin	None
Index	N/A	6-Month LIBOR	6-Month LIBOR	1-Year LIBOR	1-Year LIBOR
Margin	N/A	See Rate Sheet	See Rate Sheet	See Rate Sheet	See Rate Sheet
FNMA/FHLMC Note[2, 3]	3200	3520[6] & *Form 1201*	3520[6] & *Form 1201*	FHLMC 5531[7]	FHLMC 5531[7]
Note Addendum	N/A	N/A	N/A	N/A	N/A
Security Instrument	State Specific	State Specific	State Specific	State Specific	State Specific
FNMA/FHLMC Rider	N/A	3138[6] & *Form 1202*	3138[6] & *Form 1202*	FHLMC 5131[7]	FHLMC 5131[7]
Disclosure[4]	N/A	611 or 611-IO	613 or 613-IO	617 or 617-IO	622 or 622-IO
Assumable	No	No	No	Yes during ARM period	Yes during ARM period
Convertible	No	No	No	No	No

1. Caps = **Initial Cap** (Max increase or decrease at first Change Date) / **Periodic Cap** (Max periodic increase or decrease after the first Change Date) / **Life Cap** (Max increase in interest rate over the initial rate during the life of the loan).
2. State-specific forms or multi-state modified for state-specific use as identified by Fannie Mae must be used.
3. Must use FNMA InterestFirst℠ Note 3271, dated 1/01 or later, for all Fixed-Rate Interest-Only products.
4. *May use any format provided disclosures are in full compliance with all federal regulations and given to the borrower within the required time frame.*
6. J56L, J10L: May use FHLMC 5520 and FHLMC 5120.
7. J51L, J101: May use FNMA Note 3528 and Rider 3187.

AURORA LOAN SERVICES
A Lehman Brothers Company

Aurora Classic

Correspondent/Wholesale/Direct Lending

Information as of August 24, 2007. Subject to change.

Classic First Lien Products:

- Fixed-Rate, 5/1, 5/6, 10/1 and 10/6 Hybrid-LIBOR and 6-Month LIBOR Products
- 10-Year Interest-Only Option Available on 30-Year Term Products
- 3-Year Hard, 3-Year Soft and 1-Year Hard Prepayment Penalty Options
- Max QDTI[9]:

Non-Traditional Products[9]:	QDTI Traditional Products[9]:	DU/LP Loans:
• Full/Stated: 50%	• Full/Stated: 45%	• Full Doc: No Limitations; • Stated Doc: 45%

FULL/ALT DOC

	Purch, R/T, EXPR/T		DC[1], Cash Out[1]				
Balance	**LTV**	**CLTV/ HCLTV**	**LTV**	**CLTV/ HCLTV**	**Units**	**Occupancy**	**Credit Score[2]**
$500,000	95	95	80	90	1-2	O/O	680
$650,000	90	95	80	90	1-2	O/O	680
$1,000,000	80	90	75	90	1-2	O/O	680
$1,500,000	75	90	70	85	1-2	O/O	680
$2,000,000	70	90	65	70	1-2	O/O	680
$300,000	85	85	N/A	N/A	3-4	O/O	680
$400,000	80	85	N/A	N/A	3-4	O/O	680
$650,000	75	80	N/A	N/A	3-4	O/O	680
$2,000,000	65	80	N/A	N/A	3-4	O/O	680
$400,000	85	85	80	80	1	SH[5]	680
$650,000	80	85	75	80	1	SH[5]	680
$1,500,000	75	80	70	75	1	SH[5]	680
$2,000,000	65	80	N/A	N/A	1	SH[5]	680

STATED DOC

	Purch, R/T, EXPR/T		DC[1, 4], Cash Out[1, 4]				
Balance	**LTV**	**CLTV/ HCLTV**	**LTV**	**CLTV/ HCLTV**	**Units[4]**	**Occupancy**	**Credit Score[2]**
$400,000	85	95	80	90	1-2	O/O	680
$650,000	80	90	75	80	1-2	O/O	680
$1,000,000	80	90	70	75	1-2	O/O	680
$1,500,000	70	80	70	75	1-2	O/O	680
$2,000,000	65	80	60	70	1-2	O/O	680

1 – Maximum $200,000 cash out to borrower. Cash out includes proceeds used to pay off debt; 2 – Credit score for primary income borrower used for all loans (see Credit topic); 4 – 1-unit properties only for Debt Consolidation or Cash Out transactions; 5 – First time homebuyers (borrowers who have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months) are not eligible. **9 – See Qualifying topic for QDTI, Non-Traditional and Traditional Product definitions.**

GEOGRAPHIC RESTRICTIONS	**Location-Specific Restrictions:** • See *Geographic Restrictions Matrix* (*Form 504*) for location-specific geographic restrictions. **Classic Product-Specific Restrictions:** • **Alaska:** Not eligible.

DOCUMENTATION	• Full/Alt Doc and Stated Documentation programs available. Stated Documentation refers to loans processed with income, employment and asset documentation which are more relaxed than traditional FNMA or FHLMC Full Documentation requirements. Specific guidelines for Stated Doc type are outlined below.
	• Full/Alt Documentation may be required if:
	  • The initial application is incomplete or missing from the submission package.
	  • Loan request is not commensurate with the borrower's credit profile.
	  • Property is unique or otherwise has limited marketability.
	  • File contains documentation which suggests borrower's income is not accurately stated on the signed 1003 (i.e., bank statements showing payroll direct deposits with a deposit amount significantly lower than that reported on the signed 1003).
	  • Files that do not have valid or usable credit scores.
	• When applicable, non-employment income sources will be closely reviewed for reasonableness. If reasonableness cannot be determined, underwriting reserves the right to require documentation to support the reasonableness (i.e., underwriting may request: recent account statement to support assets available after closing to generate stated interest income, evidence an income-generating property is owned free and clear, etc.).

Full/Alt Doc	• Standard FNMA full or alternative documentation may be provided. Additional information can be found in *Underwriting Guidelines*. • Assets must be verified for reserves, closing costs, required down payment. • IRS 4506 is required when tax returns are used to verify income. • Verbal VOE required 5 days prior to closing for wage-earner income sources. • Income, employment and assets are stated and verified. • Liabilities are itemized and real estate owned stated.

Stated Doc	• Income/Employment:
	  • Employment must be disclosed on the signed 1003 covering a two-year period.
	  • All income sources must be itemized on the signed 1003.
	  • Verification of income is not required.
	  • Income must be reasonable for employment disclosed.
	  • 5 days prior to closing: Verbal VOE required or if self-employed, an independent written confirmation of self-employment is required (i.e., copy of business license, letter from CPA verifying length and existence of business, etc.). Two continuous years of self-employment in same business are expected.
	  • IRS 4506 is not required.
	• Liabilities are itemized – properties owned are stated.
	• Assets must be verified for reserves, closing costs and required down payment.
	• Ratios are calculated based on stated income.

DESKTOP UNDERWRITER®	• It is expressly agreed that acceptance by Purchaser/Aurora of a loan application package containing an approval from an automated underwriting system shall not be construed as a commitment to lend. It is also agreed that in the event of a discrepancy between the data validated by Purchaser's/Aurora's review of the file and the data entered in the automated underwriting system by Seller, the findings of the automated underwriting system shall be considered null and void and Purchaser/Aurora shall have no obligation to Purchase/fund the loan.
DU Decisions	• Approve/Eligible. • Expanded Approval (EA) determinations are not acceptable. • Approve/Ineligible. Ineligible classifications are acceptable if the reason for ineligibility is based on a parameter that is outside of FNMA's guidelines but within Purchaser's/Aurora's. An acceptable ineligible classification would be for loan amounts above FNMA limits. • All conditions outlined in the Findings Report must be satisfied.
DU Full/Alt Doc	• Maximum $650,000 Total Aurora Financing. • Credit score must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score. • Full URAR required. All standard property guidelines must be met. • Employment, income, housing, and assets are to be documented as recommended by DU. • Must meet down payment requirements as outlined in Required Down Payment topic. • Mortgage insurance coverage must be obtained as outlined in the Mortgage Insurance topic. The following are not available: Reduced MI, Lower-cost MI or Customized MI. • No DTI limitations.

DU Stated Doc	• Loans must be processed in accordance with Stated Doc guidelines.
	• Maximum $650,000 Total Aurora Financing.
	• Maximum 80% CLTV/HCLTV.
	• Credit review:
	  • Credit score (but not number of tradelines) must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score.
	  • No 60-day mortgage lates in past 24 months.
	  • Validate data entry or findings to ensure that all debts have been included in long-term debt ratio.
	• Full URAR required. All property guidelines outlined in Aurora Underwriting Guidelines must be met.
	• Assets must be verified to meet reserve requirements and down payment requirements. Verified assets must meet both Aurora's requirements (require two consecutive months bank statements or VOD) and DU's requirements.
	• Maximum 45% DTI ratio.

PROPERTY TYPES *(Refer to Aurora Underwriting Guidelines for additional details.)*		
PROPERTY ELIGIBILITY	Property Type *(See Underwriting Guidelines for additional details. See LTV/CLTV/HCLTV matrices for variances; i.e., second homes eligible for 1-unit only, etc.)*	**Eligible**
	Single Family Residence	Yes
	2 units	Yes
	3-4 unit Dwellings	Yes

	Warrantable:
	• **Wholesale/Direct:** FNMA Types P, Q, S or T or FHLMC Class II or III Warrantable condos:
	• **Correspondent:** FNMA Types P, Q, R, S or T or FHLMC Class II or III Warrantable condos:
	  • Minimum 600 square feet
	  • Studio units are eligible
	  • Site (Detached) Condos are eligible
		Yes

	Non-Warrantable	No
	Condotels – See Condotel topic for LTVs	No
	Co-Ops – See Cooperative Program Profile	Yes
	PUDs meeting FNMA or FHLMC requirements	Yes
	Mixed-Use	Yes
	Model Home Lease Backs	No
	>10 acres (Note: regardless of acreage size, land value should not exceed 35%. Exceptions considered on a case-by-case basis)	No
	Rural – up to 10 acres allowed if supported by comparable sales.	Yes
	Mobile homes	No
	Manufactured homes	No
	Modular/Prefab	Yes
	Other property types considered case-by-case. See Underwriting Guidelines for additional information.	No
OCCUPANCY	• Primary Residence (O/O) or Second Homes (SH) are eligible. • Investment Properties (N/O/O) are not eligible.	
ELIGIBLE BORROWERS	• U.S. Citizens, Resident Aliens, Non-Occupying Co-Borrowers and Co-Signers. • Title may be taken in the name of trustee for an Inter Vivos Revocable Trust (refer to Form 407 for complete eligibility details and Form 407-LivT for closing details). Title may not be taken in the name of a trustee for a Land or Blind Trust.	
First Time Homebuyer	• First Time Homebuyers (FTHB): This status applies when all owner-occupant borrowers of the subject property have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months. FTHB are ineligible for financing SH properties. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves.	
Resident Aliens	• Lawful resident aliens are eligible for the same financing as U.S. citizens if they can provide evidence of lawful residency and they meet all of the same credit standards as U.S. citizens. • A copy of the borrower's identification or a processor's certification *(Form 408)* is required to verify review of the acceptable documentation that evidences borrower is eligible to lawfully reside in the U.S. • Borrowers with diplomatic immunity are not eligible. • Borrower must be employed in the U.S. • Income must be likely to continue for at least 3 years.	
Non-Occupying Co-Borrowers	Non-occupying co-borrowers are acceptable when the following can be met: • Occupant borrower's DTI ratio may not exceed 50%. • Occupant borrower must contribute 5% from their own resources. • All borrowers must be close relatives. • Non-occupying co-borrower may be a co-signer/guarantor, obligated for repayment of the debt but not required to take title.	
QUALIFYING		
Qualifying Housing Payment (Refer to Underwriting Guidelines for calculation details.)	**Non-Traditional Products**	**Qualifying Housing Payment**
	• Interest-only loans (all products with an interest-only feature, including fixed-rate loans)	• The principal and interest payment will be used; if ARM loan, use the higher of the note rate or fully-indexed rate to calculate the P&I
	Traditional Products	**Qualifying Housing Payment**
	• Classic fixed-rate and ARM loans without an interest-only feature	• Use the initial note rate to calculate the payment
Qualifying DTI (QDTI) (Refer to Underwriting Guidelines for calculation details.)	• QDTI refers to the qualifying DTI ratio. The QDTI includes the Qualifying Housing Payment, as defined above, plus all other debt.	
Fully-Indexed Rate	• The fully-indexed rate is the index plus the margin rounded to the nearest .125%.	

VALUE FOR LTV/CLTV/HCLTV CALCULATION	See Section 8, Definitions.	
Purchase	• Use lesser of current appraised value or acquisition cost to calculate LTV/CLTV/HCLTV.	
Rate/Term and Expanded Rate/Term	• Use current appraised value to calculate LTV/CLTV/HCLTV. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	
Debt Consolidation and Cash Out	• LTV/CLTV/HCLTV >75% and property owned <12 months, use lesser of current appraised value or acquisition cost + cost of documented home improvements. • LTV/CLTV/HCLTV ≤75%, use current appraised value. • If property owned ≥12 months, use current appraised value. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	
MAXIMUM CASH OUT	• Cash Out transactions– The borrower may receive up to $200,000 loan proceeds unless otherwise limited by the applicable mortgage insurer. • Debt Consolidation transactions– Loan proceeds used for the payoff of debt are limited to the maximum cash out limits per each Program Profile (i.e., if maximum cash out is $200,000, only $200,000 of the loan amount may be used for the payoff of debt). Cash out limits also include any incidental cash to borrower at closing which may not exceed the greater of 2% of the loan amount or $2,000. See MI topic for company-specific requirements.	
TEMPORARY BUYDOWNS	• Not permitted.	
CREDIT General	• Credit Report—3 file merged credit report or RMCR required. • Credit Score—Use lower of 2 or middle of 3 to determine each borrower's *representative* score. • All loans: The score of the primary income borrower (occupant borrower who earns >50% of the qualifying income) will be used for qualifying and pricing. If no occupant borrower earns >50% of the qualifying income, use the lowest representative score of all borrowers. Credit of co-borrowers (but not credit score) is expected to meet the below-listed credit requirements. • Only the primary income borrower must have a valid/useable credit score. • A valid/usable credit score is one that is generated based on a minimum of 3 trade lines being at least 2 or more years old and accurately reflecting the borrower's credit history. • Credit in accordance with below-listed guidelines is required (in addition to the minimum credit score) on all files. • Additional credit information can be found in Aurora Underwriting Guidelines.	
	Total Aurora Financing <$1,000,000	**Total Aurora Financing ≥$1,000,000**
Trade lines	• Min. 5 trades (3 must be ≥2 yrs).	• Min. 5 trades (3 must be ≥4 yrs).
Mortgage/Housing		
Documentation	• 12 months documentation • Borrowers without a documented housing history accepted if Full Doc and 6 months reserves.	• 24 months documentation • Borrowers without a documented housing history, including those not currently obligated for housing payments, are not eligible.
History	• 0x30 in past 2 years.	• 0x30 in past 4 years.
Installment[1]	• 1x30 in past 2 years.	• 1x30 in past 4 years.
Revolving[1]	• 2x30 & 1x60 in past 2 years.	• 2x30 & 1x60 in past 4 years.
Bankruptcy	• None ever.	• None ever.
Foreclosure	• None ever.	• None ever.
Major Derogatory[1] *(collections, judgments, etc.)*	• None in past 2 years.	• None in past 4 years.
1 – Detailed review of installment, revolving and major derogatory accounts for credit determination may be waived if the borrower's credit score meets the minimum required and is not less than 660. However, all delinquent or derogatory credit must be reviewed for compliance with payoff requirements outlined in Aurora Underwriting Guidelines.		
Total Aurora Financing ≥$1,000,000	• Subject must be in a strong market of similarly-priced homes. The relationship between final value and predominant value should be reasonable. • If nature of borrower's employment is not evident, file should contain a brief narrative explaining it. • Borrowers are expected to have an above-average verified asset base. See Cash Reserves topic for additional details.	

CASH RESERVES	• Funds must be from borrower's own resources (not from borrower's business). Funds must be available to the borrower prior-to- and after-closing. Proceeds from the transaction (i.e., refinance proceeds, etc.) or sale of assets may not be used to meet cash reserves requirements. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves. • Reserve requirements are based off of the Qualifying Housing Payment. This primarily impacts Non-Traditional products where the qualifying payment may be higher than the initial payment. (For example: The qualifying payment on Classic Interest-Only loans will be based on the principal and interest payment; if ARM loan, use the higher of the note rate or fully-indexed rate to calculate the P&I.) See Qualifying topic for additional information on calculating the qualifying payment. • Reserves will be based on the Total Aurora Financing (total combined loan amount, First + Second).

Total Aurora Financing <$1,000,000	• Full Doc, O/O:
	  • Purchase—Minimum 2 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• Stated Doc, O/O and all SH Transactions:
	  • Minimum 6 months PITI required for reserves.

Total Aurora Financing ≥$1,000,000	• Full Doc:
	  • Purchase—minimum 6 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• **Stated Doc:**
	  • **6 months PITI if:**
	    • LTV/CLTV/HCLTV is ≤60%; or
	    • LTV/CLTV/HCLTV >60% when all of the following are present:
	      • Credit score is ≥720;
	      • Purchase, Rate/Term or Expanded Rate/Term; and
	      • No exceptions to loan amount or LTV have been granted.
	  • **All** other transactions require 12 months PITI.
	• Subject must be in a strong market of similarly priced homes. The relationship between final value and predominant value should be reasonable.
	• If nature of borrower's employment is not evident, file should contain a brief narrative explaining it.
	• Borrowers expected to have above-average verified asset base. See Cash Reserves topic.

REQUIRED DOWN PAYMENT	• If purchase, borrower must contribute at least 5% towards the transaction. • Full Doc, O/O: CLTV/HCLTV is ≤80% and there is no subordinate financing, the entire down payment may be from a gift.
GIFT FUNDS	• Donor must be a family member, domestic partner or someone with a demonstrated close relationship, non-profit organization, municipality or borrower's employer. However, seller-funded gift programs (such as Nehemiah) are not acceptable. • Gift letter required. • Transfer of funds or evidence of receipt must be documented. • Acceptable after a minimum down payment has been made by the borrower from their own resources. Refer to Required Down Payment topic above. • Gift funds may not be used for meeting reserve requirements.

CONTRIBUTIONS BY AN INTERESTED PARTY	• Contributions by an interested party may be used for closing costs, prepaids and other financing costs provided the maximum contribution does not exceed the limits below.
	• Total of the contribution percentage plus the LTV (or CLTV/HCLTV, if applicable) may not exceed 98%.
	Full and Stated Doc
	  • 3% if CLTV/HCLTV >90%
	  • 6% if CLTV/HCLTV 75.01-90%
	  • 9% if CLTV/HCLTV ≤75%

SUBORDINATE FINANCING	• Private party subordinate financing is not permitted. • Aurora Mortgage Maker Piggyback loans are permitted behind the Classic First Lien. Refer to applicable Program Profile for details. Loans must meet the most restrictive of the parameters for either the First or Piggyback Lien product. • Terms of subordinate lien: No balloon within 5 years; payment must be sufficient to cover interest due. • Variable payments and Home Equity Lines of Credit are acceptable. • File must contain a copy of the note.
MORTGAGE INSURANCE	• Loans with LTVs above 80% require mortgage insurance. • "No MI" pricing is not available. • Acceptable mortgage insurers are GE (Genworth), MGIC, RMIC, Radian, PMI, UG, Triad and CMG. Note: Not all MI companies will insure loans underwritten to these guidelines. See Form 449 regarding company-specific MI requirements for Classic loans. Clients should contact their local MI company for guidance.

MI Coverage	*LTV*	*Standard*	*Reduced Coverage 15 & 20 Yr. Loans*
	80.01 - 85%	12%	6%
	85.01 - 90%	25%	12%
	90.01 - 95%	30%	25%

APPRAISAL	
<$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state licensed or state-certified appraiser required.
≥$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state-certified appraiser required.
	*Transaction Value = Greater of the sales price or appraised value.
Complex Properties	• Appraisals must be completed by a state-certified appraiser.
>$650,000 Loan Amount	• Interior photographs required.

MAXIMUM EXPOSURE	Aurora will limit its financing exposure to one borrower or group of borrowers as outlined below. This includes the total of all loans to all borrowers, including existing transactions (including loans serviced by other lenders on behalf of Aurora) and pending transactions. In the event of a concurrent Piggyback transaction, the Piggyback and First Lien loan will count as one loan. Maximum dollar thresholds still apply. Stand-alone transactions will be treated as individual loans even when placed behind an existing Aurora loan.

	O/O and **SH**	N/O/O
Aggregate of all financed transactions provided by Aurora	$6,000,000[1]	• 4 N/O/O loans not to exceed an aggregate amount of $1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions); or • 1 N/O/O if loan is >$1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions).
# of loans with Total Aurora Financing >80% LTV/CLTV/HCLTV	Two loans, regardless of occupancy	

1— Once the aggregate exposure exceeds $4,000,000, all additional loans must be either Classic or Alt-A/High LTV Alt-A.

Maximum Number of Financed Properties	In addition to the maximum exposure limitations, the maximum number of financed 1-4 unit properties (regardless of lending source) a borrower or group of borrowers may own is limited as outlined below. The subject property, all borrowers' primary residence properties and any properties pending financing are included in this total.

O/O	**SH**	N/O/O
No limit	10	10

PROPERTY OWNERSHIP HISTORY

- If SH or N/O/O and LTV/CLTV/HCLTV >80%:
  - At least 50% of borrower's properties must have been owned at least two years as of the date of Purchase/funding, including subject property and any concurrent transactions.
- If SH or N/O/O and LTV/CLTV/HCLTV ≤80% and all owner occupied transactions:
  - File contains documentation evidencing borrower's experience owning multiple investment properties (two years of experience required); *or*
  - Borrower has acquired or is in the process of acquiring a maximum of (including subject property, if applicable):
    - ≤Two financed investment properties within the last six months; ***and/or***
    - ≤Four financed investment properties within the last two years.
  - All financed 1- to 4- unit investment properties (properties, not units), regardless of the source of financing will be considered in the above eligibility determination.
- See Underwriting Guidelines for more information.

SECTION 32 / HIGH COST LOAN

Correspondent: Sellers are responsible for identifying loans that are considered high cost loans as defined by federal and/or state laws and/or regulations. Purchaser does not purchase high cost loans as defined by federal regulations (Section 32) and/or state regulations. Upon delivery of all loans to Purchaser, the Seller represents and warrants:

- Loan is not a high cost loan as defined by Section 32 of the Federal Truth-in-Lending Act.
- Loan is not a high cost loan as defined by applicable state laws and/or regulations
- First Liens, Conforming Loan Amounts: Total points and fees may not exceed 5% of the loan amount. Refer to *Form 720* for details regarding fees included in the 5% test.
- **Total Broker Compensation (including yield spread premium or servicing released premium) may not exceed the greater of $3,750 or 5% of the original principal balance.** Broker Compensation refers to fees paid to the Broker either by the Lender or directly by the borrower, and often financed as part of the loan.

Wholesale/Direct:

- Loans that are considered high cost loans as defined by federal and/or state laws and/or regulations are not eligible for funding by Aurora.
- First Liens, Conforming Loan Amounts: Total Points and Fees may not exceed 5% of the loan amount. Refer to *Form 720* for details regarding fees included in the 5% test.
- **Total Broker Compensation (including yield spread premium or servicing released premium) may not exceed the greater of $3,750 or 5% of the original principal balance.** Broker Compensation refers to fees paid to the Broker either by the Lender or directly by the borrower, and often financed as part of the loan.

INTEREST-ONLY (I-O)	• Payments are interest-only for the first 10 years and fully-amortizing for the remaining 20-year term. No negative amortization. • The interest-only monthly payment is calculated each month based on the current balance. If borrower makes voluntary prepayments of principal during Interest-Only period, the subsequent monthly payments will be based on the lower principal balance. • All Fixed-Rate Interest-Only loans must be closed using the FNMA InterestFirst℠ Note 3271 (and state-specific versions, as applicable, per FNMA) dated 1/01 or later. • ARM loans use *Form 603E* to amend the ARM note and 603F to amend the ARM rider to the security instrument (see *Forms TOC* and *Section 6* for additional details).	
I-O ELIGIBILITY	Period	
	5-year I-O Period	Not permitted
	10-year I-O Period	All products with a 30-year term

PREPAYMENT PENALTY	• Permitted on transactions in accordance with state-specific restrictions as outlined on *Form 603A*.
	• *Form 603A* includes instructions, legal documentation requirements and state restrictions.
	• The prepayment penalty feature is an option, not a requirement. If a prepayment penalty feature is selected, the following overall (prepayment penalty period) and hard penalties should be selected.
	  • All products
	    • 3-year overall with 0 hard
	    • 3-year overall with 3-year hard
	    • 1-year overall with 1-year hard	

CORRESPONDENT: UNDERWRITING	• Loans may be underwritten by Purchaser, an approved contract underwriter (see *Form 411, Approved Contract Underwriters*) or a Seller approved for Delegated Underwriting Authority.	
CORRESPONDENT: SERVICING OPTIONS	• Eligible for Servicing Retained and Servicing Released.	
ESCROW ACCOUNT	• When LTV ≤80%, borrowers may choose to waive monthly real estate tax and insurance impounds. Escrows may be waived on LTVs >80% only when mandatory escrow is prohibited by state regulations. See Price Adjustment Factors on the daily rate sheet for any price differential.	
LEGAL DOCUMENTS	• Loans are to be closed using FNMA/FHLMC approved legal documents (including notes, riders and security instruments, state-specific where required). Beginning with all loans closed on or after 1/1/01, loans must be closed using FNMA/FHLMC document sets dated 1/01 or later. • If title taken in the name of a trustee, refer to Form 407-LivT for signature requirements.	

	First Liens				
Product Features	**Fixed-Rate**	**5/6 Hybrid-LIBOR**	**10/6 Hybrid-LIBOR**	**10/1 Hybrid-LIBOR**	**5/1 Hybrid-LIBOR**
Product Codes	J30F - 25 or 30 Year J20F - 20 Year J15F - 10 or 15 Year	J56L - 30 Year Fixed for 5 yrs w/adjustments every 6 months thereafter	J10L - 30 Year Fixed for 10 yrs w/adjustments every 6 months thereafter	J101 - 30 Year Fixed for 10 yrs w/adjustments every 12 months thereafter	J51L – 30Year Fixed for 5 yrs w/adjustments every 12 months thereafter
Caps[1]	N/A	6/2/6	6/2/6	5/2/5	5/2/5
Floor	N/A	Margin	Margin	Margin	None
Index	N/A	6-Month LIBOR	6-Month LIBOR	1-Year LIBOR	1-Year LIBOR
Margin	N/A	See Rate Sheet	See Rate Sheet	See Rate Sheet	See Rate Sheet
FNMA/FHLMC Note[2,3]	3200	3520[6] & *Form 1201*	3520[6] & *Form 1201*	FHLMC 5531[7]	FHLMC 5531[7]
Note Addendum	N/A	N/A	N/A	N/A	N/A
Security Instrument	State Specific	State Specific	State Specific	State Specific	State Specific
FNMA/FHLMC Rider	N/A	3138[6] & *Form 1202*	3138[6] & *Form 1202*	FHLMC 5131[7]	FHLMC 5131[7]
Disclosure[4]	N/A	611 or 611-IO	613 or 613-IO	617 or 617-IO	622 or 622-IO
Assumable	No	No	No	Yes during ARM period	Yes during ARM period
Convertible	No	No	No	No	No

1. Caps = **Initial Cap** (Max increase or decrease at first Change Date) / **Periodic Cap** (Max periodic increase or decrease after the first Change Date) / **Life Cap** (Max increase in interest rate over the initial rate during the life of the loan).
2. State-specific forms or multi-state modified for state-specific use as identified by Fannie Mae must be used.
3. Must use FNMA InterestFirst℠ Note 3271, dated 1/01 or later, for all Fixed-Rate Interest-Only products.
4. *May use any format provided disclosures are in full compliance with all federal regulations and given to the borrower within the required time frame.*
6. J56L, J10L: May use FHLMC 5520 and FHLMC 5120.
7. J51L, J101: May use FNMA Note 3528 and Rider 3187.

AURORA LOAN SERVICES
A Lehman Brothers Company

Aurora Classic

Wholesale Lending

Information as of September 1, 2007. Subject to change.

Click here to view detailed eligibility changes effective for locks after 8/31/07.

Classic First Lien Products:

- Fixed-Rate, 5/1, 5/6, 10/1 and 10/6 Hybrid-LIBOR and 6-Month LIBOR Products
- 10-Year Interest-Only Option Available on 30-Year Term Products
- 3-Year Hard, 3-Year Soft and 1-Year Hard Prepayment Penalty Options
- Max QDTI[9]:

Non-Traditional Products[9]:	QDTI Traditional Products[9]:	DU/LP Loans:
• Full/Stated: 50%	• Full/Stated: 45%	• Full Doc: No Limitations; • Stated Doc: 45%

FULL/ALT DOC

	Purch, R/T, EXPR/T		DC[1], Cash Out[1]				
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units	Occupancy	Credit Score[2]
$500,000	95	95	80	90	1-2	O/O	680
$650,000	90	95	80	90	1-2	O/O	680
$1,000,000	80	90	75	90	1-2	O/O	680
$1,500,000	75	90	70	85	1-2	O/O	680
$2,000,000	70	90	65	70	1-2	O/O	680
$300,000	85	85	N/A	N/A	3-4	O/O	680
$400,000	80	85	N/A	N/A	3-4	O/O	680
$650,000	75	80	N/A	N/A	3-4	O/O	680
$2,000,000	65	80	N/A	N/A	3-4	O/O	680
$400,000	85	85	80	80	1	SH[5]	680
$650,000	80	85	75	80	1	SH[5]	680
$1,500,000	75	80	70	75	1	SH[5]	680
$2,000,000	65	80	N/A	N/A	1	SH[5]	680

STATED DOC

	Purch, R/T, EXPR/T		DC[1, 4], Cash Out[1, 4]				
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units[4]	Occupancy	Credit Score[2]
$400,000	85	95	80	90	1-2	O/O	680
$650,000	80	90	75	80	1-2	O/O	680
$1,000,000	80	90	70	75	1-2	O/O	680
$1,500,000	70	80	70	75	1-2	O/O	680
$2,000,000	65	80	60	70	1-2	O/O	680

1 – Maximum $200,000 cash out to borrower. Cash out includes proceeds used to pay off debt; 2 – Credit score for primary income borrower used for all loans (see Credit topic); 4 – 1-unit properties only for Debt Consolidation or Cash Out transactions; 5 – First time homebuyers (borrowers who have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months) are not eligible. 9 – See Qualifying topic for QDTI, Non-Traditional and Traditional Product definitions.

GEOGRAPHIC RESTRICTIONS	**Location-Specific Restrictions:** • See *Geographic Restrictions Matrix* (*Form 504*) for location-specific geographic restrictions.

DOCUMENTATION	• Full/Alt Doc and Stated Documentation programs available. Stated Documentation refers to loans processed with income, employment and asset documentation which are more relaxed than traditional FNMA or FHLMC Full Documentation requirements. Specific guidelines for Stated Doc type are outlined below.
	• Full/Alt Documentation may be required if:
	  ◦ The initial application is incomplete or missing from the submission package.
	  ◦ Loan request is not commensurate with the borrower's credit profile.
	  ◦ Property is unique or otherwise has limited marketability.
	  ◦ File contains documentation which suggests borrower's income is not accurately stated on the signed 1003 (i.e., bank statements showing payroll direct deposits with a deposit amount significantly lower than that reported on the signed 1003).
	  ◦ Files that do not have valid or usable credit scores.
	• When applicable, non-employment income sources will be closely reviewed for reasonableness. If reasonableness cannot be determined, underwriting reserves the right to require documentation to support the reasonableness (i.e., underwriting may request: recent account statement to support assets available after closing to generate stated interest income, evidence an income-generating property is owned free and clear, etc.).

Full/Alt Doc	• Standard FNMA full or alternative documentation may be provided. Additional information can be found in *Underwriting Guidelines*. • Assets must be verified for reserves, closing costs, required down payment. • IRS 4506 is required when tax returns are used to verify income. • Verbal VOE required 5 days prior to closing for wage-earner income sources. • Income, employment and assets are stated and verified. • Liabilities are itemized and real estate owned stated.

Stated Doc	• Income/Employment:
	  ◦ Employment must be disclosed on the signed 1003 covering a two-year period.
	  ◦ All income sources must be itemized on the signed 1003.
	  ◦ Verification of income is not required.
	  ◦ Income must be reasonable for employment disclosed.
	  ◦ 5 days prior to closing: Verbal VOE required or if self-employed, an independent written confirmation of self-employment is required (i.e., copy of business license, letter from CPA verifying length and existence of business, etc.). Two continuous years of self-employment in same business are expected.
	  ◦ IRS 4506 is not required.
	• Liabilities are itemized – properties owned are stated.
	• Assets must be verified for reserves, closing costs and required down payment.
	• Ratios are calculated based on stated income.

DESKTOP UNDERWRITER®	• It is expressly agreed that acceptance by Aurora of a loan application package containing an approval from an automated underwriting system shall not be construed as a commitment to lend. It is also agreed that in the event of a discrepancy between the data validated by Aurora's review of the file and the data entered in the automated underwriting system, the findings of the automated underwriting system shall be considered null and void and Aurora shall have no obligation to fund the loan.
DU Decisions	• Approve/Eligible. • Expanded Approval (EA) determinations are not acceptable. • Approve/Ineligible. Ineligible classifications are acceptable if the reason for ineligibility is based on a parameter that is outside of FNMA's guidelines but within Aurora's. An acceptable ineligible classification would be for loan amounts above FNMA limits. • All conditions outlined in the Findings Report must be satisfied.
DU Full/Alt Doc	• Maximum $650,000 Total Aurora Financing. • Credit score must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score. • Full URAR required. All standard property guidelines must be met. • Employment, income, housing, and assets are to be documented as recommended by DU. • Must meet down payment requirements as outlined in Required Down Payment topic. • Mortgage insurance coverage must be obtained as outlined in the Mortgage Insurance topic. The following are not available: Reduced MI, Lower-cost MI or Customized MI. • No DTI limitations.

DU Stated Doc	• Loans must be processed in accordance with Stated Doc guidelines.
	• Maximum $650,000 Total Aurora Financing.
	• Maximum 80% CLTV/HCLTV.
	• Credit review:
	  ◦ Credit score (but not number of tradelines) must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score.
	  ◦ No 60-day mortgage lates in past 24 months.
	  ◦ Validate data entry or findings to ensure that all debts have been included in long-term debt ratio.
	• Full URAR required. All property guidelines outlined in Aurora Underwriting Guidelines must be met.
	• Assets must be verified to meet reserve requirements and down payment requirements. Verified assets must meet both Aurora's requirements (require two consecutive months bank statements or VOD) and DU's requirements.
	• Maximum 45% DTI ratio.

PROPERTY TYPES *(Refer to Aurora Underwriting Guidelines for additional details.)*		
PROPERTY ELIGIBILITY	Property Type *(See Underwriting Guidelines for additional details. See LTV/CLTV/HCLTV matrices for variances; i.e., second homes eligible for 1-unit only, etc.)*	**Eligible**
	Single Family Residence	Yes
	2 units	Yes
	3-4 unit Dwellings	Yes

	Warrantable:
	• FNMA Types P, Q, S or T or FHLMC Class II or III Warrantable condos:
	  • Minimum 600 square feet
	  • Studio units are eligible
	  • Site (Detached) Condos are eligible
		Yes

	Non-Warrantable	No
	Condotels – See Condotel topic for LTVs	No
	Co-Ops – See Cooperative Program Profile	Yes
	PUDs meeting FNMA or FHLMC requirements	Yes
	Mixed-Use	Yes
	Model Home Lease Backs	No
	>10 acres (Note: regardless of acreage size, land value should not exceed 35%. Exceptions considered on a case-by-case basis)	No
	Rural – up to 10 acres allowed if supported by comparable sales.	Yes
	Mobile homes	No
	Manufactured homes	No
	Modular/Prefab	Yes
	Other property types considered case-by-case. See Underwriting Guidelines for additional information	No
OCCUPANCY	• Primary Residence (O/O) or Second Homes (SH) are eligible. • Investment Properties (N/O/O) are not eligible.	
ELIGIBLE BORROWERS	• U.S. Citizens, Resident Aliens, Non-Occupying Co-Borrowers and Co-Signers. • Title may be taken in the name of trustee for an Inter Vivos Revocable Trust (refer to Form 407 for complete eligibility details and Form 407-LivT for closing details). Title may not be taken in the name of a trustee for a Land or Blind Trust.	
First Time Homebuyer	• First Time Homebuyers (FTHB): This status applies when all owner-occupant borrowers of the subject property have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months. FTHB are ineligible for financing SH properties. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves.	
Resident Aliens	• Lawful resident aliens are eligible for the same financing as U.S. citizens if they can provide evidence of lawful residency and they meet all of the same credit standards as U.S. citizens. • A copy of the borrower's identification or a processor's certification *(Form 408)* is required to verify review of the acceptable documentation that evidences borrower is eligible to lawfully reside in the U.S. • Borrowers with diplomatic immunity are not eligible. • Borrower must be employed in the U.S. • Income must be likely to continue for at least 3 years.	
Non-Occupying Co-Borrowers	Non-occupying co-borrowers are acceptable when the following can be met: • Occupant borrower's DTI ratio may not exceed 50%. • Occupant borrower must contribute 5% from their own resources. • All borrowers must be close relatives. • Non-occupying co-borrower may be a co-signer/guarantor, obligated for repayment of the debt but not required to take title.	
QUALIFYING		
Qualifying Housing Payment (Refer to Underwriting Guidelines for calculation details.)	**Non-Traditional Products**	**Qualifying Housing Payment**
	• Interest-only loans (all products with an interest-only feature, including fixed-rate loans)	• The principal and interest payment will be used; if ARM loan, use the higher of the note rate or fully-indexed rate to calculate the P&I
	Traditional Products	**Qualifying Housing Payment**
	• Classic fixed-rate and ARM loans without an interest-only feature	• Use the initial note rate to calculate the payment
Qualifying DTI (QDTI) (Refer to Underwriting Guidelines for calculation details.)	• QDTI refers to the qualifying DTI ratio. The QDTI includes the Qualifying Housing Payment, as defined above, plus all other debt.	
Fully-Indexed Rate	• The fully-indexed rate is the index plus the margin rounded to the nearest .125%.	

VALUE FOR LTV/CLTV/HCLTV CALCULATION	See Section 8, Definitions.	
Purchase	• Use lesser of current appraised value or acquisition cost to calculate LTV/CLTV/HCLTV.	
Rate/Term and Expanded Rate/Term	• Use current appraised value to calculate LTV/CLTV/HCLTV. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	
Debt Consolidation and Cash Out	• LTV/CLTV/HCLTV >75% and property owned <12 months, use lesser of current appraised value or acquisition cost + cost of documented home improvements. • LTV/CLTV/HCLTV ≤75%, use current appraised value. • If property owned ≥12 months, use current appraised value. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	
MAXIMUM CASH OUT	• Cash Out transactions– The borrower may receive up to $200,000 loan proceeds unless otherwise limited by the applicable mortgage insurer. • Debt Consolidation transactions– Loan proceeds used for the payoff of debt are limited to the maximum cash out limits per each Program Profile (i.e., if maximum cash out is $200,000, only $200,000 of the loan amount may be used for the payoff of debt). Cash out limits also include any incidental cash to borrower at closing which may not exceed the greater of 2% of the loan amount or $2,000. See MI topic for company-specific requirements.	
TEMPORARY BUYDOWNS	• Not permitted.	
CREDIT **General**	• Credit Report—3 file merged credit report or RMCR required. • Credit Score—Use lower of 2 or middle of 3 to determine each borrower's *representative* score. • All loans: The score of the primary income borrower (occupant borrower who earns >50% of the qualifying income) will be used for qualifying and pricing. If no occupant borrower earns >50% of the qualifying income, use the lowest representative score of all borrowers. Credit of co-borrowers (but not credit score) is expected to meet the below-listed credit requirements. • Only the primary income borrower must have a valid/useable credit score. • A valid/usable credit score is one that is generated based on a minimum of 3 trade lines being at least 2 or more years old and accurately reflecting the borrower's credit history. • Credit in accordance with below-listed guidelines is required (in addition to the minimum credit score) on all files. • Additional credit information can be found in Aurora Underwriting Guidelines.	
	Total Aurora Financing <$1,000,000	**Total Aurora Financing ≥$1,000,000**
Trade lines	• Min. 5 trades (3 must be ≥2 yrs).	• Min. 5 trades (3 must be ≥4 yrs).
Mortgage/Housing		
Documentation	• 12 months documentation • Borrowers without a documented housing history accepted if Full Doc and 6 months reserves.	• 24 months documentation • Borrowers without a documented housing history, including those not currently obligated for housing payments, are not eligible.
History	• 0x30 in past 2 years.	• 0x30 in past 4 years.
Installment[1]	• 1x30 in past 2 years.	• 1x30 in past 4 years.
Revolving[1]	• 2x30 & 1x60 in past 2 years.	• 2x30 & 1x60 in past 4 years.
Bankruptcy	• None ever.	• None ever.
Foreclosure	• None ever.	• None ever.
Major Derogatory[1] *(collections, judgments, etc.)*	• None in past 2 years.	• None in past 4 years.
1 – Detailed review of installment, revolving and major derogatory accounts for credit determination may be waived if the borrower's credit score meets the minimum required and is not less than 660. However, all delinquent or derogatory credit must be reviewed for compliance with payoff requirements outlined in Aurora Underwriting Guidelines.		
Total Aurora Financing ≥$1,000,000	• Subject must be in a strong market of similarly-priced homes. The relationship between final value and predominant value should be reasonable. • If nature of borrower's employment is not evident, file should contain a brief narrative explaining it. • Borrowers are expected to have an above-average verified asset base. See Cash Reserves topic for additional details.	

CASH RESERVES	• Funds must be from borrower's own resources (not from borrower's business). Funds must be available to the borrower prior-to- and after-closing. Proceeds from the transaction (i.e., refinance proceeds, etc.) or sale of assets may not be used to meet cash reserves requirements. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves. • Reserve requirements are based off of the Qualifying Housing Payment. This primarily impacts Non-Traditional products where the qualifying payment may be higher than the initial payment. (For example: The qualifying payment on Classic Interest-Only loans will be based on the principal and interest payment; if ARM loan, use the higher of the note rate or fully-indexed rate to calculate the P&I.) See Qualifying topic for additional information on calculating the qualifying payment. • Reserves will be based on the Total Aurora Financing (total combined loan amount, First + Second).

Total Aurora Financing <$1,000,000	• Full Doc, O/O:
	  • Purchase—Minimum 2 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• Stated Doc, O/O and all SH Transactions:
	  • Minimum 6 months PITI required for reserves.

Total Aurora Financing ≥$1,000,000	• Full Doc:
	  • Purchase—minimum 6 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• **Stated Doc:**
	  • **6 months PITI if:**
	    • LTV/CLTV/HCLTV is ≤60%; or
	    • LTV/CLTV/HCLTV >60% when all of the following are present:
	      • Credit score is ≥720;
	      • Purchase, Rate/Term or Expanded Rate/Term; and
	      • No exceptions to loan amount or LTV have been granted.
	  • **All** other transactions require 12 months PITI.
	• Subject must be in a strong market of similarly priced homes. The relationship between final value and predominant value should be reasonable.
	• If nature of borrower's employment is not evident, file should contain a brief narrative explaining it.
	• Borrowers expected to have above-average verified asset base. See Cash Reserves topic.

REQUIRED DOWN PAYMENT	• If purchase, borrower must contribute at least 5% towards the transaction. • Full Doc, O/O: CLTV/HCLTV is ≤80% and there is no subordinate financing, the entire down payment may be from a gift.
GIFT FUNDS	• Donor must be a family member, domestic partner or someone with a demonstrated close relationship, non-profit organization, municipality or borrower's employer. However, seller-funded gift programs (such as Nehemiah) are not acceptable. • Gift letter required. • Transfer of funds or evidence of receipt must be documented. • Acceptable after a minimum down payment has been made by the borrower from their own resources. Refer to Required Down Payment topic above. • Gift funds may not be used for meeting reserve requirements.
CONTRIBUTIONS BY AN INTERESTED PARTY	• Contributions by an interested party may be used for closing costs, prepaids and other financing costs provided the maximum contribution does not exceed the limits below. • Total of the contribution percentage plus the LTV (or CLTV/HCLTV, if applicable) may not exceed 98%.
	Full and Stated Doc
	• 3% if CLTV/HCLTV >90% • 6% if CLTV/HCLTV 75.01-90% • 9% if CLTV/HCLTV ≤75%
SUBORDINATE FINANCING	• Private party subordinate financing is not permitted. • Terms of subordinate lien: No balloon within 5 years; payment must be sufficient to cover interest due. • Variable payments and Home Equity Lines of Credit are acceptable. • File must contain a copy of the note. • **Aurora Alt-A Second is permitted behind a Classic First Lien. Loans must meet the most restrictive of the parameters for either the First Lien or the Second Lien.**
MORTGAGE INSURANCE	• Loans with LTVs above 80% require mortgage insurance. • "No MI" pricing is not available. • Acceptable mortgage insurers are GE (Genworth), MGIC, RMIC, Radian, PMI, UG, Triad and CMG. Note: Not all MI companies will insure loans underwritten to these guidelines. See Form 449 regarding company-specific MI requirements for Classic loans. Clients should contact their local MI company for guidance.

MI Coverage	*LTV*	*Standard*	*Reduced Coverage 15 & 20 Yr. Loans*
	80.01 - 85%	12%	6%
	85.01 - 90%	25%	12%
	90.01 - 95%	30%	25%

APPRAISAL	
<$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state licensed or state-certified appraiser required.
≥$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state-certified appraiser required.
	*Transaction Value = Greater of the sales price or appraised value.
Complex Properties	• Appraisals must be completed by a state-certified appraiser.
>$650,000 Loan Amount	• Interior photographs required.

<table>
<tr><td rowspan="5">MAXIMUM EXPOSURE</td><td colspan="3">Aurora will limit its financing exposure to one borrower or group of borrowers as outlined below. This includes the total of all loans to all borrowers, including existing transactions (including loans serviced by other lenders on behalf of Aurora) and pending transactions. In the event of a concurrent Piggyback transaction, the Piggyback and First Lien loan will count as one loan. Maximum dollar thresholds still apply. Stand-alone transactions will be treated as individual loans even when placed behind an existing Aurora loan.</td></tr>
<tr><td></td><td>O/O and SH</td><td>N/O/O</td></tr>
<tr><td>Aggregate of all financed transactions provided by Aurora</td><td>$6,000,000[1]</td><td>• 4 N/O/O loans not to exceed an aggregate amount of $1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions); or
• 1 N/O/O if loan is >$1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions).</td></tr>
<tr><td># of loans with Total Aurora Financing >80% LTV/CLTV/HCLTV</td><td colspan="2">Two loans, regardless of occupancy</td></tr>
<tr><td colspan="3">1— Once the aggregate exposure exceeds $4,000,000, all additional loans must be either Classic or Alt-A/High LTV Alt-A.</td></tr>
<tr><td rowspan="3">Maximum Number of Financed Properties</td><td colspan="3">In addition to the maximum exposure limitations, the maximum number of financed 1-4 unit properties (regardless of lending source) a borrower or group of borrowers may own is limited as outlined below. The subject property, all borrowers' primary residence properties and any properties pending financing are included in this total.</td></tr>
<tr><td>O/O</td><td>SH</td><td>N/O/O</td></tr>
<tr><td>No limit</td><td>10</td><td>10</td></tr>
<tr><td>PROPERTY OWNERSHIP HISTORY</td><td colspan="3">• If SH and LTV/CLTV/HCLTV >80%:
  • At least 50% of borrower's properties must have been owned at least two years as of the date of funding, including subject property and any concurrent transactions.
• If SH and LTV/CLTV/HCLTV ≤80% and all owner occupied transactions:
  • File contains documentation evidencing borrower's experience owning multiple investment properties (two years of experience required); or
  • Borrower has acquired or is in the process of acquiring a maximum of (including subject property, if applicable):
    • ≤Two financed investment properties within the last six months; and/or
    • ≤Four financed investment properties within the last two years.
  • All financed 1- to 4- unit investment properties (properties, not units), regardless of the source of financing will be considered in the above eligibility determination.
• See Underwriting Guidelines for more information.</td></tr>
<tr><td>SECTION 32 / HIGH COST LOAN</td><td colspan="3">• Loans that are considered high cost loans as defined by federal and/or state laws and/or regulations are not eligible for funding by Aurora.
• First Liens, Conforming Loan Amounts: Total Points and Fees may not exceed 5% of the loan amount. Refer to Form 720 for details regarding fees included in the 5% test.
• Total Broker Compensation (including yield spread premium or servicing released premium) may not exceed the greater of $3,750 or 5% of the original principal balance. Broker Compensation refers to fees paid to the Broker either by the Lender or directly by the borrower, and often financed as part of the loan.</td></tr>
<tr><td>INTEREST-ONLY (I-O)</td><td colspan="3">• Payments are interest-only for the first 10 years and fully-amortizing for the remaining 20-year term. No negative amortization.
• The interest-only monthly payment is calculated each month based on the current balance. If borrower makes voluntary prepayments of principal during Interest-Only period, the subsequent monthly payments will be based on the lower principal balance.
• All Fixed-Rate Interest-Only loans must be closed using the FNMA InterestFirst℠ Note 3271 (and state-specific versions, as applicable, per FNMA) dated 1/01 or later.
• ARM loans use Form 603E to amend the ARM note and 603F to amend the ARM rider to the security instrument (see Forms TOC for additional details).</td></tr>
<tr><td rowspan="3">I-O ELIGIBILITY</td><td>Period</td><td colspan="2"></td></tr>
<tr><td>5-year I-O Period</td><td colspan="2">Not permitted</td></tr>
<tr><td>10-year I-O Period</td><td colspan="2">All products with a 30-year term</td></tr>
<tr><td>PREPAYMENT PENALTY</td><td colspan="3">• Permitted on transactions in accordance with state-specific restrictions as outlined on Form 603A.
• Form 603A includes instructions, legal documentation requirements and state restrictions.
• The prepayment penalty feature is an option, not a requirement. If a prepayment penalty feature is selected, the following overall (prepayment penalty period) and hard penalties should be selected.
  • All products
    • 3-year overall with 0 hard
    • 3-year overall with 3-year hard
    • 1-year overall with 1-year hard</td></tr>
<tr><td>ESCROW ACCOUNT</td><td colspan="3">• When LTV ≤80%, borrowers may choose to waive monthly real estate tax and insurance impounds. Escrows may be waived on LTVs >80% only when mandatory escrow is prohibited by state regulations. See Price Adjustment Factors on the daily rate sheet for any price differential.</td></tr>
</table>

LEGAL DOCUMENTS	• Loans are to be closed using FNMA/FHLMC approved legal documents (including notes, riders and security instruments, state-specific where required). Beginning with all loans closed on or after 1/1/01, loans must be closed using FNMA/FHLMC document sets dated 1/01 or later. • If title taken in the name of a trustee, refer to Form 407-LivT for signature requirements.

	First Liens				
Product Features	**Fixed-Rate**	**5/6 Hybrid-LIBOR**	**10/6 Hybrid-LIBOR**	**10/1 Hybrid-LIBOR**	**5/1 Hybrid-LIBOR**
Product Codes	J30F - 25 or 30 Year J20F - 20 Year J15F - 10 or 15 Year	J56L - 30 Year Fixed for 5 yrs w/adjustments every 6 months thereafter	J10L - 30 Year Fixed for 10 yrs w/adjustments every 6 months thereafter	J101 - 30 Year Fixed for 10 yrs w/adjustments every 12 months thereafter	J51L – 30Year Fixed for 5 yrs w/adjustments every 12 months thereafter
Caps[1]	N/A	6/2/6	6/2/6	5/2/5	5/2/5
Floor	N/A	Margin	Margin	Margin	None
Index	N/A	6-Month LIBOR	6-Month LIBOR	1-Year LIBOR	1-Year LIBOR
Margin	N/A	See Rate Sheet	See Rate Sheet	See Rate Sheet	See Rate Sheet
FNMA/FHLMC Note[2, 3]	3200	3520[6] & *Form 1201*	3520[6] & *Form 1201*	FHLMC 5531[7]	FHLMC 5531[7]
Note Addendum	N/A	N/A	N/A	N/A	N/A
Security Instrument	State Specific	State Specific	State Specific	State Specific	State Specific
FNMA/FHLMC Rider	N/A	3138[6] & *Form 1202*	3138[6] & *Form 1202*	FHLMC 5131[7]	FHLMC 5131[7]
Disclosure[4]	N/A	611 or 611-IO	613 or 613-IO	617 or 617-IO	622 or 622-IO
Assumable	No	No	No	Yes during ARM period	Yes during ARM period
Convertible	No	No	No	No	No

1. Caps = **Initial Cap** (Max increase or decrease at first Change Date) / **Periodic Cap** (Max periodic increase or decrease after the first Change Date) / **Life Cap** (Max increase in interest rate over the initial rate during the life of the loan).
2. State-specific forms or multi-state modified for state-specific use as identified by Fannie Mae must be used.
3. Must use FNMA InterestFirst[SM] Note 3271, dated 1/01 or later, for all Fixed-Rate Interest-Only products.
4. *May use any format provided disclosures are in full compliance with all federal regulations and given to the borrower within the required time frame.*
6. J56L, **J10L**: May use FHLMC 5520 and FHLMC 5120.
7. J51L, **J101**: May use FNMA Note 3528 and Rider 3187.

AURORA LOAN SERVICES
A Lehman Brothers Company

Aurora Classic

Wholesale Lending

Information as of October 22, 2007 . Subject to change.

Classic First Lien Products:

- Fixed-Rate, 5/1, 5/6, 10/1 and 10/6 Hybrid-LIBOR and 6-Month LIBOR Products
- 10-Year Interest-Only Option Available on 30-Year Term Products
- 3-Year Hard, 3-Year Soft and 1-Year Hard Prepayment Penalty Options
- Max QDTI[9]:

Non-Traditional Products[9]:	QDTI Traditional Products[9]:	DU/LP Loans:
• Full/Stated: 50%	• Full/Stated: 45%	• Full Doc: No Limitations; • Stated Doc: 45%

FULL/ALT DOC

	Purch, R/T, EXPR/T		DC[1], Cash Out[1]				
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units	Occupancy	Credit Score[2]
$500,000	95	95	80	90	1-2	O/O	680
$650,000	90	95	80	90	1-2	O/O	680
$1,000,000	80	90	80	90	1-2	O/O	680
$1,500,000	75	90	70	85	1-2	O/O	680
$2,000,000	70	90	65	70	1-2	O/O	680
$300,000	85	85	N/A	N/A	3-4	O/O	680
$400,000	80	85	N/A	N/A	3-4	O/O	680
$650,000	75	80	N/A	N/A	3-4	O/O	680
$2,000,000	65	80	N/A	N/A	3-4	O/O	680
$400,000	85	85	80	80	1	SH[5]	680
$650,000	80	85	75	80	1	SH[5]	680
$1,500,000	75	80	70	75	1	SH[5]	680
$2,000,000	65	80	N/A	N/A	1	SH[5]	680

STATED DOC

	Purch, R/T, EXPR/T		DC[1, 4], Cash Out[1, 4]				
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units[4]	Occupancy	Credit Score[2]
$400,000	85	95	80	90	1-2	O/O	680
$650,000	80	90	75	80	1-2	O/O	680
$1,000,000	80	90	70	75	1-2	O/O	680
$1,500,000	70	80	70	75	1-2	O/O	680
$2,000,000	65	80	60	70	1-2	O/O	680

1 – Maximum $200,000 cash out to borrower. Cash out includes proceeds used to pay off debt; 2 – Credit score for primary income borrower used for all loans (see Credit topic); 4 – 1-unit properties only for Debt Consolidation or Cash Out transactions; 5 – First time homebuyers (borrowers who have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months) are not eligible. 9 – See Qualifying topic for QDTI, Non-Traditional and Traditional Product definitions.

GEOGRAPHIC RESTRICTIONS	**Location-Specific Restrictions:** • See *Geographic Restrictions Matrix* (*Form 504*) for location-specific geographic restrictions.

DOCUMENTATION	• Full/Alt Doc and Stated Documentation programs available. Stated Documentation refers to loans processed with income, employment and asset documentation which are more relaxed than traditional FNMA or FHLMC Full Documentation requirements. Specific guidelines for Stated Doc type are outlined below.
	• Full/Alt Documentation may be required if:
	  • The initial application is incomplete or missing from the submission package.
	  • Loan request is not commensurate with the borrower's credit profile.
	  • Property is unique or otherwise has limited marketability.
	  • File contains documentation which suggests borrower's income is not accurately stated on the signed 1003 (i.e., bank statements showing payroll direct deposits with a deposit amount significantly lower than that reported on the signed 1003).
	  • Files that do not have valid or usable credit scores.
	• When applicable, non-employment income sources will be closely reviewed for reasonableness. If reasonableness cannot be determined, underwriting reserves the right to require documentation to support the reasonableness (i.e., underwriting may request: recent account statement to support assets available after closing to generate stated interest income, evidence an income-generating property is owned free and clear, etc.).

Full/Alt Doc	• Standard FNMA full or alternative documentation may be provided. Additional information can be found in *Underwriting Guidelines*. • Assets must be verified for reserves, closing costs, required down payment. • IRS 4506 is required when tax returns are used to verify income. • Verbal VOE required 5 days prior to closing for wage-earner income sources. • Income, employment and assets are stated and verified. • Liabilities are itemized and real estate owned stated.

Stated Doc	• Income/Employment:
	  • Employment must be disclosed on the signed 1003 covering a two-year period.
	  • All income sources must be itemized on the signed 1003.
	  • Verification of income is not required.
	  • Income must be reasonable for employment disclosed.
	  • 5 days prior to closing: Verbal VOE required or if self-employed, an independent written confirmation of self-employment is required (i.e., copy of business license, letter from CPA verifying length and existence of business, etc.). Two continuous years of self-employment in same business are expected.
	  • IRS 4506 is not required.
	• Liabilities are itemized – properties owned are stated.
	• Assets must be verified for reserves, closing costs and required down payment.
	• Ratios are calculated based on stated income.

DESKTOP UNDERWRITER®	• It is expressly agreed that acceptance by Aurora of a loan application package containing an approval from an automated underwriting system shall not be construed as a commitment to lend. It is also agreed that in the event of a discrepancy between the data validated by Aurora's review of the file and the data entered in the automated underwriting system, the findings of the automated underwriting system shall be considered null and void and Aurora shall have no obligation to fund the loan.
DU Decisions	• Approve/Eligible. • Expanded Approval (EA) determinations are not acceptable. • Approve/Ineligible. Ineligible classifications are acceptable if the reason for ineligibility is based on a parameter that is outside of FNMA's guidelines but within Aurora's. An acceptable ineligible classification would be for loan amounts above FNMA limits. • All conditions outlined in the Findings Report must be satisfied.
DU Full/Alt Doc	• Maximum $650,000 Total Aurora Financing. • Credit score must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score. • Full URAR required. All standard property guidelines must be met. • Employment, income, housing, and assets are to be documented as recommended by DU. • Must meet down payment requirements as outlined in Required Down Payment topic. • Mortgage insurance coverage must be obtained as outlined in the Mortgage Insurance topic. The following are not available: Reduced MI, Lower-cost MI or Customized MI. • No DTI limitations.

DU Stated Doc	• Loans must be processed in accordance with Stated Doc guidelines.
	• Maximum $650,000 Total Aurora Financing.
	• Maximum 80% CLTV/HCLTV.
	• Credit review:
	  • Credit score (but not number of tradelines) must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score.
	  • No 60-day mortgage lates in past 24 months.
	  • Validate data entry or findings to ensure that all debts have been included in long-term debt ratio.
	• Full URAR required. All property guidelines outlined in Aurora Underwriting Guidelines must be met.
	• Assets must be verified to meet reserve requirements and down payment requirements. Verified assets must meet both Aurora's requirements (require two consecutive months bank statements or VOD) and DU's requirements.
	• Maximum 45% DTI ratio.

PROPERTY TYPES *(Refer to Aurora Underwriting Guidelines for additional details.)*		
PROPERTY ELIGIBILITY	Property Type *(See Underwriting Guidelines for additional details. See LTV/CLTV/HCLTV matrices for variances; i.e., second homes eligible for 1-unit only, etc.)*	**Eligible**
	Single Family Residence	Yes
	2 units	Yes
	3-4 unit Dwellings	Yes
	Warrantable: • FNMA Types P, Q, S or T or FHLMC Class II or III Warrantable condos:	Yes
	Non-Warrantable	No
	Condotels – See Condotel topic for LTVs	No
	Co-Ops – See Cooperative Program Profile	Yes
	PUDs meeting FNMA or FHLMC requirements	Yes
	Mixed-Use	Yes
	Model Home Lease Backs	No
	>10 acres (Note: regardless of acreage size, land value should not exceed 35%. Exceptions considered on a case-by-case basis)	No
	Rural – up to 10 acres allowed if supported by comparable sales.	Yes
	Mobile homes	No
	Manufactured homes	No
	Modular/Prefab	Yes
	Other property types considered case-by-case. See Underwriting Guidelines for additional information	No
OCCUPANCY	• Primary Residence (O/O) or Second Homes (SH) are eligible. • Investment Properties (N/O/O) are not eligible.	
ELIGIBLE BORROWERS	• U.S. Citizens, Resident Aliens, Non-Occupying Co-Borrowers and Co-Signers. • Title may be taken in the name of trustee for an Inter Vivos Revocable Trust (refer to Form 407 for complete eligibility details and Form 407-LivT for closing details). Title may not be taken in the name of a trustee for a Land or Blind Trust.	
First Time Homebuyer	• First Time Homebuyers (FTHB): This status applies when all owner-occupant borrowers of the subject property have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months. FTHB are ineligible for financing SH properties. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves.	
Resident Aliens	• Lawful resident aliens are eligible for the same financing as U.S. citizens if they can provide evidence of lawful residency and they meet all of the same credit standards as U.S. citizens. • A copy of the borrower's identification or a processor's certification *(Form 408)* is required to verify review of the acceptable documentation that evidences borrower is eligible to lawfully reside in the U.S. • Borrowers with diplomatic immunity are not eligible. • Borrower must be employed in the U.S. • Income must be likely to continue for at least 3 years.	
Non-Occupying Co-Borrowers	Non-occupying co-borrowers are acceptable when the following can be met: • Occupant borrower's DTI ratio may not exceed 50%. • Occupant borrower must contribute 5% from their own resources. • All borrowers must be close relatives. • Non-occupying co-borrower may be a co-signer/guarantor, obligated for repayment of the debt but not required to take title.	
QUALIFYING		
Qualifying Housing Payment (Refer to Underwriting Guidelines for calculation details.)	**Non-Traditional Products**	**Qualifying Housing Payment**
	• Interest-only loans (all products with an interest-only feature, including fixed-rate loans)	• The principal and interest payment will be used; if ARM loan, use the higher of the note rate or fully-indexed rate to calculate the P&I
	Traditional Products	**Qualifying Housing Payment**
	• Classic fixed-rate and ARM loans without an interest-only feature	• Use the initial note rate to calculate the payment
Qualifying DTI (QDTI) (Refer to Underwriting Guidelines for calculation details.)	• QDTI refers to the qualifying DTI ratio. The QDTI includes the Qualifying Housing Payment, as defined above, plus all other debt.	
Fully-Indexed Rate	• The fully-indexed rate is the index plus the margin rounded to the nearest .125%.	

VALUE FOR LTV/CLTV/HCLTV CALCULATION	See Section 8, Definitions.
Purchase	• Use lesser of current appraised value or acquisition cost to calculate LTV/CLTV/HCLTV.
Rate/Term and Expanded Rate/Term	• Use current appraised value to calculate LTV/CLTV/HCLTV. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.
Debt Consolidation and Cash Out	• LTV/CLTV/HCLTV >75% and property owned <12 months, use lesser of current appraised value or acquisition cost + cost of documented home improvements. • LTV/CLTV/HCLTV ≤75%, use current appraised value. • If property owned ≥12 months, use current appraised value. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.
MAXIMUM CASH OUT	• Cash Out transactions– The borrower may receive up to $200,000 loan proceeds unless otherwise limited by the applicable mortgage insurer. • Debt Consolidation transactions– Loan proceeds used for the payoff of debt are limited to the maximum cash out limits per each Program Profile (i.e., if maximum cash out is $200,000, only $200,000 of the loan amount may be used for the payoff of debt). Cash out limits also include any incidental cash to borrower at closing which may not exceed the greater of 2% of the loan amount or $2,000. See MI topic for company-specific requirements.
TEMPORARY BUYDOWNS	• Not permitted.
CREDIT General	• Credit Report—3 file merged credit report or RMCR required. • Credit Score—Use lower of 2 or middle of 3 to determine each borrower's *representative* score. • All loans: The score of the primary income borrower (occupant borrower who earns >50% of the qualifying income) will be used for qualifying and pricing. If no occupant borrower earns >50% of the qualifying income, use the lowest representative score of all borrowers. Credit of co-borrowers (but not credit score) is expected to meet the below-listed credit requirements. • Only the primary income borrower must have a valid/useable credit score. • A valid/usable credit score is one that is generated based on a minimum of 3 trade lines being at least 2 or more years old and accurately reflecting the borrower's credit history. • Credit in accordance with below-listed guidelines is required (in addition to the minimum credit score) on all files. • Additional credit information can be found in Aurora Underwriting Guidelines.

	Total Aurora Financing <$1,000,000	Total Aurora Financing ≥$1,000,000
Trade lines	• Min. 5 trades (3 must be ≥2 yrs).	• Min. 5 trades (3 must be ≥4 yrs).
Mortgage/Housing		
Documentation	• 12 months documentation • Borrowers without a documented housing history accepted if Full Doc and 6 months reserves.	• 24 months documentation • Borrowers without a documented housing history, including those not currently obligated for housing payments, are not eligible.
History	• 0x30 in past 2 years.	• 0x30 in past 4 years.
Installment[1]	• 1x30 in past 2 years.	• 1x30 in past 4 years.
Revolving[1]	• 2x30 & 1x60 in past 2 years.	• 2x30 & 1x60 in past 4 years.
Bankruptcy	• None ever.	• None ever.
Foreclosure	• None ever.	• None ever.
Major Derogatory[1] *(collections, judgments, etc.)*	• None in past 2 years.	• None in past 4 years.

1 – Detailed review of installment, revolving and major derogatory accounts for credit determination may be waived if the borrower's credit score meets the minimum required and is not less than 660. However, all delinquent or derogatory credit must be reviewed for compliance with payoff requirements outlined in Aurora Underwriting Guidelines.

Total Aurora Financing ≥$1,000,000	• Subject must be in a strong market of similarly-priced homes. The relationship between final value and predominant value should be reasonable. • If nature of borrower's employment is not evident, file should contain a brief narrative explaining it. • Borrowers are expected to have an above-average verified asset base. See Cash Reserves topic for additional details.

CASH RESERVES	• Funds must be from borrower's own resources (not from borrower's business). Funds must be available to the borrower prior-to- and after-closing. Proceeds from the transaction (i.e., refinance proceeds, etc.) or sale of assets may not be used to meet cash reserves requirements. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves. • Reserve requirements are based off of the Qualifying Housing Payment. This primarily impacts Non-Traditional products where the qualifying payment may be higher than the initial payment. (For example: The qualifying payment on Classic Interest-Only loans will be based on the principal and interest payment; if ARM loan, use the higher of the note rate or fully-indexed rate to calculate the P&I.) See Qualifying topic for additional information on calculating the qualifying payment. • Reserves will be based on the Total Aurora Financing (total combined loan amount, First + Second).

Total Aurora Financing <$1,000,000	• Full Doc, O/O:
	  • **Minimum 2 months PITI required for reserves.**
	• Stated Doc, O/O and all SH Transactions:
	  • Minimum 6 months PITI required for reserves.

Total Aurora Financing ≥$1,000,000	• Full Doc:
	  • Purchase—minimum 6 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• **Stated Doc:**
	  • **6 months PITI if:**
	    • LTV/CLTV/HCLTV is ≤60%; or
	    • LTV/CLTV/HCLTV >60% when all of the following are present:
	      • Credit score is ≥720;
	      • Purchase, Rate/Term or Expanded Rate/Term; and
	      • No exceptions to loan amount or LTV have been granted.
	  • **All** other transactions require 12 months PITI.
	• Subject must be in a strong market of similarly priced homes. The relationship between final value and predominant value should be reasonable.
	• If nature of borrower's employment is not evident, file should contain a brief narrative explaining it.
	• Borrowers expected to have above-average verified asset base. See Cash Reserves topic.

REQUIRED DOWN PAYMENT	• If purchase, borrower must contribute at least 5% towards the transaction. • Full Doc, O/O: CLTV/HCLTV is ≤80% and there is no subordinate financing, the entire down payment may be from a gift.
GIFT FUNDS	• Donor must be a family member, domestic partner or someone with a demonstrated close relationship, non-profit organization, municipality or borrower's employer. However, seller-funded gift programs (such as Nehemiah) are not acceptable. • Gift letter required. • Transfer of funds or evidence of receipt must be documented. • Acceptable after a minimum down payment has been made by the borrower from their own resources. Refer to Required Down Payment topic above. • Gift funds may not be used for meeting reserve requirements.
CONTRIBUTIONS BY AN INTERESTED PARTY	• Contributions by an interested party may be used for closing costs, prepaids and other financing costs provided the maximum contribution does not exceed the limits below. • Total of the contribution percentage plus the LTV (or CLTV/HCLTV, if applicable) may not exceed 98%.
	Full and Stated Doc
	• 3% if CLTV/HCLTV >90% • 6% if CLTV/HCLTV 75.01-90% • 9% if CLTV/HCLTV ≤75%
SUBORDINATE FINANCING	• Private party subordinate financing is not permitted. • Terms of subordinate lien: No balloon within 5 years; payment must be sufficient to cover interest due. • Variable payments and Home Equity Lines of Credit are acceptable. • File must contain a copy of the note. • Aurora Alt-A Second is permitted behind a Classic First Lien. Loans must meet the most restrictive of the parameters for either the First Lien or the Second Lien.
MORTGAGE INSURANCE	• Loans with LTVs above 80% require mortgage insurance. • "No MI" pricing is not available. • Acceptable mortgage insurers are GE (Genworth), MGIC, RMIC, Radian, PMI, UG, Triad and CMG. Note: Not all MI companies will insure loans underwritten to these guidelines. See Form 449 regarding company-specific MI requirements for Classic loans. Clients should contact their local MI company for guidance.

MI Coverage	*LTV*	*Standard*	*Reduced Coverage 15 & 20 Yr. Loans*
	80.01 - 85%	12%	6%
	85.01 - 90%	25%	12%
	90.01 - 95%	30%	25%

APPRAISAL	
<$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state licensed or state-certified appraiser required.
≥$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state-certified appraiser required.
	*Transaction Value = Greater of the sales price or appraised value.
Complex Properties	• Appraisals must be completed by a state-certified appraiser.
>$650,000 Loan Amount	• Interior photographs required.

<table>
<tr><td rowspan="5">MAXIMUM EXPOSURE</td><td colspan="3">Aurora will limit its financing exposure to one borrower or group of borrowers as outlined below. This includes the total of all loans to all borrowers, including existing transactions (including loans serviced by other lenders on behalf of Aurora) and pending transactions. In the event of a concurrent Piggyback transaction, the Piggyback and First Lien loan will count as one loan. Maximum dollar thresholds still apply. Stand-alone transactions will be treated as individual loans even when placed behind an existing Aurora loan.</td></tr>
<tr><td></td><td>O/O and SH</td><td>N/O/O</td></tr>
<tr><td>Aggregate of all financed transactions provided by Aurora</td><td>$6,000,000[1]</td><td>• 4 N/O/O loans not to exceed an aggregate amount of $1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions); or
• 1 N/O/O if loan is >$1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions).</td></tr>
<tr><td># of loans with Total Aurora Financing >80% LTV/CLTV/HCLTV</td><td colspan="2">Two loans, regardless of occupancy</td></tr>
<tr><td colspan="3">1— Once the aggregate exposure exceeds $4,000,000, all additional loans must be either Classic or Alt-A/High LTV Alt-A.</td></tr>
<tr><td rowspan="3">Maximum Number of Financed Properties</td><td colspan="3">In addition to the maximum exposure limitations, the maximum number of financed 1-4 unit properties (regardless of lending source) a borrower or group of borrowers may own is limited as outlined below. The subject property, all borrowers' primary residence properties and any properties pending financing are included in this total.</td></tr>
<tr><td>O/O</td><td>SH</td><td>N/O/O</td></tr>
<tr><td>No limit</td><td>10</td><td>10</td></tr>
<tr><td>PROPERTY OWNERSHIP HISTORY</td><td colspan="3">• If SH and LTV/CLTV/HCLTV >80%:
  • At least 50% of borrower's properties must have been owned at least two years as of the date of funding, including subject property and any concurrent transactions.
• If SH and LTV/CLTV/HCLTV ≤80% and all owner occupied transactions:
  • File contains documentation evidencing borrower's experience owning multiple investment properties (two years of experience required); or
  • Borrower has acquired or is in the process of acquiring a maximum of (including subject property, if applicable):
    • ≤Two financed investment properties within the last six months; and/or
    • ≤Four financed investment properties within the last two years.
  • All financed 1- to 4- unit investment properties (properties, not units), regardless of the source of financing will be considered in the above eligibility determination.
• See Underwriting Guidelines for more information.</td></tr>
<tr><td>SECTION 32 / HIGH COST LOAN</td><td colspan="3">• Loans that are considered high cost loans as defined by federal and/or state laws and/or regulations are not eligible for funding by Aurora.
• First Liens, Conforming Loan Amounts: Total Points and Fees may not exceed 5% of the loan amount. Refer to Form 720 for details regarding fees included in the 5% test.
• Total Broker Compensation (including yield spread premium or servicing released premium) may not exceed the greater of $3,750 or 5% of the original principal balance. Broker Compensation refers to fees paid to the Broker either by the Lender or directly by the borrower, and often financed as part of the loan.</td></tr>
</table>

INTEREST-ONLY (I-O)	• Payments are interest-only for the first 10 years and fully-amortizing for the remaining 20-year term. No negative amortization. • The interest-only monthly payment is calculated each month based on the current balance. If borrower makes voluntary prepayments of principal during Interest-Only period, the subsequent monthly payments will be based on the lower principal balance. • All Fixed-Rate Interest-Only loans must be closed using the FNMA InterestFirst℠ Note 3271 (and state-specific versions, as applicable, per FNMA) dated 1/01 or later. • ARM loans use *Form 603E* to amend the ARM note and 603F to amend the ARM rider to the security instrument (see *Forms TOC* for additional details).	
I-O ELIGIBILITY	Period	
	5-year I-O Period	Not permitted
	10-year I-O Period	All products with a 30-year term

PREPAYMENT PENALTY	• Permitted on transactions in accordance with state-specific restrictions as outlined on *Form 603A*.
	• *Form 603A* includes instructions, legal documentation requirements and state restrictions.
	• The prepayment penalty feature is an option, not a requirement. If a prepayment penalty feature is selected, the following overall (prepayment penalty period) and hard penalties should be selected.
	  • All products
	    • 3-year overall with 0 hard
	    • 3-year overall with 3-year hard
	    • 1-year overall with 1-year hard	

ESCROW ACCOUNT	• When LTV ≤80%, borrowers may choose to waive monthly real estate tax and insurance impounds. Escrows may be waived on LTVs >80% only when mandatory escrow is prohibited by state regulations. See Price Adjustment Factors on the daily rate sheet for any price differential.	
LEGAL DOCUMENTS	• Loans are to be closed using FNMA/FHLMC approved legal documents (including notes, riders and security instruments, state-specific where required). Beginning with all loans closed on or after 1/1/01, loans must be closed using FNMA/FHLMC document sets dated 1/01 or later. • If title taken in the name of a trustee, refer to Form 407-LivT for signature requirements.	

	First Liens				
Product Features	**Fixed-Rate**	**5/6 Hybrid-LIBOR**	**10/6 Hybrid-LIBOR**	**10/1 Hybrid-LIBOR**	**5/1 Hybrid-LIBOR**
Product Codes	J30F - 25 or 30 Year J20F - 20 Year J15F - 10 or 15 Year	J56L - 30 Year Fixed for 5 yrs w/adjustments every 6 months thereafter	J10L - 30 Year Fixed for 10 yrs w/adjustments every 6 months thereafter	J101 - 30 Year Fixed for 10 yrs w/adjustments every 12 months thereafter	J51L – 30Year Fixed for 5 yrs w/adjustments every 12 months thereafter
Caps[1]	N/A	6/2/6	6/2/6	5/2/5	5/2/5
Floor	N/A	Margin	Margin	Margin	None
Index	N/A	6-Month LIBOR	6-Month LIBOR	1-Year LIBOR	1-Year LIBOR
Margin	N/A	See Rate Sheet	See Rate Sheet	See Rate Sheet	See Rate Sheet
FNMA/FHLMC Note[2, 3]	3200	3520[6] & *Form 1201*	3520[6] & *Form 1201*	FHLMC 5531[7]	FHLMC 5531[7]
Note Addendum	N/A	N/A	N/A	N/A	N/A
Security Instrument	State Specific	State Specific	State Specific	State Specific	State Specific
FNMA/FHLMC Rider	N/A	3138[6] & *Form 1202*	3138[6] & *Form 1202*	FHLMC 5131[7]	FHLMC 5131[7]
Disclosure[4]	N/A	611 or 611-IO	613 or 613-IO	617 or 617-IO	622 or 622-IO
Assumable	No	No	No	Yes during ARM period	Yes during ARM period
Convertible	No	No	No	No	No

1. Caps = **Initial Cap** (Max increase or decrease at first Change Date) / **Periodic Cap** (Max periodic increase or decrease after the first Change Date) / **Life Cap** (Max increase in interest rate over the initial rate during the life of the loan).
2. State-specific forms or multi-state modified for state-specific use as identified by Fannie Mae must be used.
3. Must use FNMA InterestFirst℠ Note 3271, dated 1/01 or later, for all Fixed-Rate Interest-Only products.
4. *May use any format provided disclosures are in full compliance with all federal regulations and given to the borrower within the required time frame.*
6. J56L, J10L: May use FHLMC 5520 and FHLMC 5120.
7. J51L, J101: May use FNMA Note 3528 and Rider 3187.

AURORA LOAN SERVICES
A Lehman Brothers Company

Aurora Classic
Wholesale Lending

Information as of November 5, 2007. Subject to change.

Classic First Lien Products:

- Fixed-Rate, 5/1, 5/6, 10/1 and 10/6 Hybrid-LIBOR and 6-Month LIBOR Products
- 10-Year Interest-Only Option Available on 30-Year Term Products
- 3-Year Hard, 3-Year Soft and 1-Year Hard Prepayment Penalty Options
- Max QDTI[9]:

Non-Traditional Products[9]:	QDTI Traditional Products[9]:	DU/LP Loans:
• Full/Stated: 50%	• Full/Stated: 45%	• Full Doc: No Limitations; • Stated Doc: 45%

FULL/ALT DOC

	Purch, R/T, EXPR/T		DC[1], Cash Out[1]				
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units	Occupancy	Credit Score[2]
$500,000	95	95	80	90	1-2	O/O	680
$650,000	90	95	80	90	1-2	O/O	680
$1,000,000	80	90	80	90	1-2	O/O	680
$1,500,000	75	90	70	85	1-2	O/O	680
$2,000,000	70	90	65	70	1-2	O/O	680
$300,000	85	85	N/A	N/A	3-4	O/O	680
$400,000	80	85	N/A	N/A	3-4	O/O	680
$650,000	75	80	N/A	N/A	3-4	O/O	680
$2,000,000	65	80	N/A	N/A	3-4	O/O	680
$400,000	85	85	80	80	1	SH[5]	680
$650,000	80	85	75	80	1	SH[5]	680
$1,500,000	75	80	70	75	1	SH[5]	680
$2,000,000	65	80	N/A	N/A	1	SH[5]	680

STATED DOC

	Purch, R/T, EXPR/T		DC[1,4], Cash Out[1,4]				
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units[4]	Occupancy	Credit Score[2]
$400,000	85	95	80	90	1-2	O/O	680
$650,000	80	90	75	80	1-2	O/O	680
$1,000,000	80	90	70	75	1-2	O/O	680
$1,500,000	70	80	70	75	1-2	O/O	680
$2,000,000	65	80	60	70	1-2	O/O	680

1 – Maximum $200,000 cash out to borrower. Cash out includes proceeds used to pay off debt; 2 – Credit score for primary income borrower used for all loans (see Credit topic); 4 – 1-unit properties only for Debt Consolidation or Cash Out transactions; 5 – First time homebuyers (borrowers who have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months) are not eligible. 9 – See Qualifying topic for QDTI, Non-Traditional and Traditional Product definitions.

GEOGRAPHIC RESTRICTIONS	**Location-Specific Restrictions:** • See *Geographic Restrictions Matrix* (*Form 504*) for location-specific geographic restrictions.

DOCUMENTATION	• Full/Alt Doc and Stated Documentation programs available. Stated Documentation refers to loans processed with income, employment and asset documentation which are more relaxed than traditional FNMA or FHLMC Full Documentation requirements. Specific guidelines for Stated Doc type are outlined below.
	• Full/Alt Documentation may be required if:
	  • The initial application is incomplete or missing from the submission package.
	  • Loan request is not commensurate with the borrower's credit profile.
	  • Property is unique or otherwise has limited marketability.
	  • File contains documentation which suggests borrower's income is not accurately stated on the signed 1003 (i.e., bank statements showing payroll direct deposits with a deposit amount significantly lower than that reported on the signed 1003).
	  • Files that do not have valid or usable credit scores.
	• When applicable, non-employment income sources will be closely reviewed for reasonableness. If reasonableness cannot be determined, underwriting reserves the right to require documentation to support the reasonableness (i.e., underwriting may request: recent account statement to support assets available after closing to generate stated interest income, evidence an income-generating property is owned free and clear, etc.).

Full/Alt Doc	• Standard FNMA full or alternative documentation may be provided. Additional information can be found in *Underwriting Guidelines*. • Assets must be verified for reserves, closing costs, required down payment. • IRS 4506 is required when tax returns are used to verify income. • Verbal VOE required 5 days prior to closing for wage-earner income sources. • Income, employment and assets are stated and verified. • Liabilities are itemized and real estate owned stated.

Stated Doc	• Income/Employment:
	  • Employment must be disclosed on the signed 1003 covering a two-year period.
	  • All income sources must be itemized on the signed 1003.
	  • Verification of income is not required.
	  • Income must be reasonable for employment disclosed.
	  • 5 days prior to closing: Verbal VOE required or if self-employed, an independent written confirmation of self-employment is required (i.e., copy of business license, letter from CPA verifying length and existence of business, etc.). Two continuous years of self-employment in same business are expected.
	  • IRS 4506 is not required.
	• Liabilities are itemized – properties owned are stated.
	• Assets must be verified for reserves, closing costs and required down payment.
	• Ratios are calculated based on stated income.

DESKTOP UNDERWRITER®	• It is expressly agreed that acceptance by Aurora of a loan application package containing an approval from an automated underwriting system shall not be construed as a commitment to lend. It is also agreed that in the event of a discrepancy between the data validated by Aurora's review of the file and the data entered in the automated underwriting system, the findings of the automated underwriting system shall be considered null and void and Aurora shall have no obligation to fund the loan.
DU Decisions	• Approve/Eligible. • Expanded Approval (EA) determinations are not acceptable. • Approve/Ineligible. Ineligible classifications are acceptable if the reason for ineligibility is based on a parameter that is outside of FNMA's guidelines but within Aurora's. An acceptable ineligible classification would be for loan amounts above FNMA limits. • All conditions outlined in the Findings Report must be satisfied.
DU Full/Alt Doc	• Maximum $650,000 Total Aurora Financing. • Credit score must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score. • Full URAR required. All standard property guidelines must be met. • Employment, income, housing, and assets are to be documented as recommended by DU. • Must meet down payment requirements as outlined in Required Down Payment topic. • Mortgage insurance coverage must be obtained as outlined in the Mortgage Insurance topic. The following are not available: Reduced MI, Lower-cost MI or Customized MI. • No DTI limitations.

DU Stated Doc	• Loans must be processed in accordance with Stated Doc guidelines.
	• Maximum $650,000 Total Aurora Financing.
	• Maximum 80% CLTV/HCLTV.
	• Credit review:
	  • Credit score (but not number of tradelines) must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score.
	  • No 60-day mortgage lates in past 24 months.
	  • Validate data entry or findings to ensure that all debts have been included in long-term debt ratio.
	• Full URAR required. All property guidelines outlined in Aurora Underwriting Guidelines must be met.
	• Assets must be verified to meet reserve requirements and down payment requirements. Verified assets must meet both Aurora's requirements (require two consecutive months bank statements or VOD) and DU's requirements.
	• Maximum 45% DTI ratio.

PROPERTY TYPES *(Refer to Aurora Underwriting Guidelines for additional details.)*		
PROPERTY ELIGIBILITY	Property Type *(See Underwriting Guidelines for additional details. See LTV/CLTV/HCLTV matrices for variances; i.e., second homes eligible for 1-unit only, etc.)*	**Eligible**
	Single Family Residence	Yes
	2 units	Yes
	3-4 unit Dwellings	Yes
	Warrantable: • FNMA Types P, Q, S or T or FHLMC Class II or III Warrantable condos:	Yes
	Non-Warrantable	No
	Condotels – See Condotel topic for LTVs	No
	Co-Ops – See Cooperative Program Profile	Yes
	PUDs meeting FNMA or FHLMC requirements	Yes
	Mixed-Use	Yes
	Model Home Lease Backs	No
	>10 acres (Note: regardless of acreage size, land value should not exceed 35%. Exceptions considered on a case-by-case basis)	No
	Rural – up to 10 acres allowed if supported by comparable sales.	Yes
	Mobile homes	No
	Manufactured homes	No
	Modular/Prefab	Yes
	Other property types considered case-by-case. See Underwriting Guidelines for additional information	No
OCCUPANCY	• Primary Residence (O/O) or Second Homes (SH) are eligible. • Investment Properties (N/O/O) are not eligible.	
ELIGIBLE BORROWERS	• U.S. Citizens, Resident Aliens, Non-Occupying Co-Borrowers and Co-Signers. • Title may be taken in the name of trustee for an Inter Vivos Revocable Trust (refer to Form 407 for complete eligibility details and Form 407-LivT for closing details). Title may not be taken in the name of a trustee for a Land or Blind Trust.	
First Time Homebuyer	• First Time Homebuyers (FTHB): This status applies when all owner-occupant borrowers of the subject property have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months. FTHB are ineligible for financing SH properties. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves.	
Resident Aliens	• Lawful resident aliens are eligible for the same financing as U.S. citizens if they can provide evidence of lawful residency and they meet all of the same credit standards as U.S. citizens. • A copy of the borrower's identification or a processor's certification *(Form 408)* is required to verify review of the acceptable documentation that evidences borrower is eligible to lawfully reside in the U.S. • Borrowers with diplomatic immunity are not eligible. • Borrower must be employed in the U.S. • Income must be likely to continue for at least 3 years.	
Non-Occupying Co-Borrowers	Non-occupying co-borrowers are acceptable when the following can be met: • Occupant borrower's DTI ratio may not exceed 50%. • Occupant borrower must contribute 5% from their own resources. • All borrowers must be close relatives. • Non-occupying co-borrower may be a co-signer/guarantor, obligated for repayment of the debt but not required to take title.	
QUALIFYING		
Qualifying Housing Payment (Refer to Underwriting Guidelines for calculation details.)	**Non-Traditional Products**	**Qualifying Housing Payment**
	• Interest-only loans (all products with an interest-only feature, including fixed-rate loans)	• The principal and interest payment will be used; if ARM loan, use the higher of the note rate or fully-indexed rate to calculate the P&I
	Traditional Products	**Qualifying Housing Payment**
	• Classic fixed-rate and ARM loans without an interest-only feature	• Use the initial note rate to calculate the payment
Qualifying DTI (QDTI) (Refer to Underwriting Guidelines for calculation details.)	• QDTI refers to the qualifying DTI ratio. The QDTI includes the Qualifying Housing Payment, as defined above, plus all other debt.	
Fully-Indexed Rate	• The fully-indexed rate is the index plus the margin rounded to the nearest .125%.	

VALUE FOR LTV/CLTV/HCLTV CALCULATION	See Section 8, Definitions.	
Purchase	• Use lesser of current appraised value or acquisition cost to calculate LTV/CLTV/HCLTV.	
Rate/Term and Expanded Rate/Term	• Use current appraised value to calculate LTV/CLTV/HCLTV. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	
Debt Consolidation and Cash Out	• LTV/CLTV/HCLTV >75% and property owned <12 months, use lesser of current appraised value or acquisition cost + cost of documented home improvements. • LTV/CLTV/HCLTV ≤75%, use current appraised value. • If property owned ≥12 months, use current appraised value. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	
MAXIMUM CASH OUT	• Cash Out transactions– The borrower may receive up to $200,000 loan proceeds unless otherwise limited by the applicable mortgage insurer. • Debt Consolidation transactions– Loan proceeds used for the payoff of debt are limited to the maximum cash out limits per each Program Profile (i.e., if maximum cash out is $200,000, only $200,000 of the loan amount may be used for the payoff of debt). Cash out limits also include any incidental cash to borrower at closing which may not exceed the greater of 2% of the loan amount or $2,000. See MI topic for company-specific requirements.	
TEMPORARY BUYDOWNS	• Not permitted.	
CREDIT General	• Credit Report—3 file merged credit report or RMCR required. • Credit Score—Use lower of 2 or middle of 3 to determine each borrower's *representative* score. • All loans: The score of the primary income borrower (occupant borrower who earns >50% of the qualifying income) will be used for qualifying and pricing. If no occupant borrower earns >50% of the qualifying income, use the lowest representative score of all borrowers. Credit of co-borrowers (but not credit score) is expected to meet the below-listed credit requirements. • Only the primary income borrower must have a valid/useable credit score. • A valid/usable credit score is one that is generated based on a minimum of 3 trade lines being at least 2 or more years old and accurately reflecting the borrower's credit history. • Credit in accordance with below-listed guidelines is required (in addition to the minimum credit score) on all files. • Additional credit information can be found in Aurora Underwriting Guidelines.	
	Total Aurora Financing <$1,000,000	**Total Aurora Financing ≥$1,000,000**
Trade lines	• Min. 5 trades (3 must be ≥2 yrs).	• Min. 5 trades (3 must be ≥4 yrs).
Mortgage/Housing		
Documentation	• 12 months documentation • Borrowers without a documented housing history accepted if Full Doc and 6 months reserves.	• 24 months documentation • Borrowers without a documented housing history, including those not currently obligated for housing payments, are not eligible.
History	• 0x30 in past 2 years.	• 0x30 in past 4 years.
Installment[1]	• 1x30 in past 2 years.	• 1x30 in past 4 years.
Revolving[1]	• 2x30 & 1x60 in past 2 years.	• 2x30 & 1x60 in past 4 years.
Bankruptcy	• None ever.	• None ever.
Foreclosure	• None ever.	• None ever.
Major Derogatory[1] *(collections, judgments, etc.)*	• None in past 2 years.	• None in past 4 years.
1 – Detailed review of installment, revolving and major derogatory accounts for credit determination may be waived if the borrower's credit score meets the minimum required and is not less than 660. However, all delinquent or derogatory credit must be reviewed for compliance with payoff requirements outlined in Aurora Underwriting Guidelines.		
Total Aurora Financing ≥$1,000,000	• Subject must be in a strong market of similarly-priced homes. The relationship between final value and predominant value should be reasonable. • If nature of borrower's employment is not evident, file should contain a brief narrative explaining it. • Borrowers are expected to have an above-average verified asset base. See Cash Reserves topic for additional details.	

CASH RESERVES	• Funds must be from borrower's own resources (not from borrower's business). Funds must be available to the borrower prior-to- and after-closing. Proceeds from the transaction (i.e., refinance proceeds, etc.) or sale of assets may not be used to meet cash reserves requirements. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves. • Reserve requirements are based off of the Qualifying Housing Payment. This primarily impacts Non-Traditional products where the qualifying payment may be higher than the initial payment. (For example: The qualifying payment on Classic Interest-Only loans will be based on the principal and interest payment; if ARM loan, use the higher of the note rate or fully-indexed rate to calculate the P&I.) See Qualifying topic for additional information on calculating the qualifying payment. • Reserves will be based on the Total Aurora Financing (total combined loan amount, First + Second).

Total Aurora Financing <$1,000,000	• Full Doc, O/O:
	  • Minimum 2 months PITI required for reserves.
	• Stated Doc, O/O and all SH Transactions:
	  • Minimum 6 months PITI required for reserves.

Total Aurora Financing ≥$1,000,000	• Full Doc:
	  • Purchase—minimum 6 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• **Stated Doc:**
	  • **6 months PITI if:**
	    • LTV/CLTV/HCLTV is ≤60%; or
	    • LTV/CLTV/HCLTV >60% when all of the following are present:
	      • Credit score is ≥720;
	      • Purchase, Rate/Term or Expanded Rate/Term; and
	      • No exceptions to loan amount or LTV have been granted.
	  • **All** other transactions require 12 months PITI.
	• Subject must be in a strong market of similarly priced homes. The relationship between final value and predominant value should be reasonable.
	• If nature of borrower's employment is not evident, file should contain a brief narrative explaining it.
	• Borrowers expected to have above-average verified asset base. See Cash Reserves topic.

REQUIRED DOWN PAYMENT	• If purchase, borrower must contribute at least 5% towards the transaction. • Full Doc, O/O: CLTV/HCLTV is ≤80% and there is no subordinate financing, the entire down payment may be from a gift.
GIFT FUNDS	• Donor must be a family member, domestic partner or someone with a demonstrated close relationship, non-profit organization, municipality or borrower's employer. However, seller-funded gift programs (such as Nehemiah) are not acceptable. • Gift letter required. • Transfer of funds or evidence of receipt must be documented. • Acceptable after a minimum down payment has been made by the borrower from their own resources. Refer to Required Down Payment topic above. • Gift funds may not be used for meeting reserve requirements.
CONTRIBUTIONS BY AN INTERESTED PARTY	• Contributions by an interested party may be used for closing costs, prepaids and other financing costs provided the maximum contribution does not exceed the limits below. • Total of the contribution percentage plus the LTV (or CLTV/HCLTV, if applicable) may not exceed 98%.
	Full and Stated Doc
	• 3% if CLTV/HCLTV >90% • 6% if CLTV/HCLTV 75.01-90% • 9% if CLTV/HCLTV ≤75%
SUBORDINATE FINANCING	• Private party subordinate financing is not permitted. • Terms of subordinate lien: No balloon within 5 years; payment must be sufficient to cover interest due. • Variable payments and Home Equity Lines of Credit are acceptable. • File must contain a copy of the note.
MORTGAGE INSURANCE	• Loans with LTVs above 80% require mortgage insurance. • "No MI" pricing is not available. • Acceptable mortgage insurers are GE (Genworth), MGIC, UG. Note: Not all MI companies will insure loans underwritten to these guidelines. See Form 449 regarding company-specific MI requirements for Classic loans. Clients should contact their local MI company for guidance.

MI Coverage	*LTV*	*Standard*	*Reduced Coverage 15 & 20 Yr. Loans*
	80.01 - 85%	12%	6%
	85.01 - 90%	25%	12%
	90.01 - 95%	30%	25%

APPRAISAL	
<$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state licensed or state-certified appraiser required.
≥$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state-certified appraiser required.
	*Transaction Value = Greater of the sales price or appraised value.
Complex Properties	• Appraisals must be completed by a state-certified appraiser.
>$650,000 Loan Amount	• Interior photographs required.

MAXIMUM EXPOSURE

Aurora will limit its financing exposure to one borrower or group of borrowers as outlined below. This includes the total of all loans to all borrowers, including existing transactions (including loans serviced by other lenders on behalf of Aurora) and pending transactions. In the event of a concurrent Piggyback transaction, the Piggyback and First Lien loan will count as one loan. Maximum dollar thresholds still apply. Stand-alone transactions will be treated as individual loans even when placed behind an existing Aurora loan.

	O/O and SH	N/O/O
Aggregate of all financed transactions provided by Aurora	$6,000,000[1]	• 4 N/O/O loans not to exceed an aggregate amount of $1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions); or • 1 N/O/O if loan is >$1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions).
# of loans with Total Aurora Financing >80% LTV/CLTV/HCLTV	Two loans, regardless of occupancy	

1— Once the aggregate exposure exceeds $4,000,000, all additional loans must be either Classic or Alt-A/High LTV Alt-A.

Maximum Number of Financed Properties

In addition to the maximum exposure limitations, the maximum number of financed 1-4 unit properties (regardless of lending source) a borrower or group of borrowers may own is limited as outlined below. The subject property, all borrowers' primary residence properties and any properties pending financing are included in this total.

O/O	SH	N/O/O
No limit	10	10

PROPERTY OWNERSHIP HISTORY

- If SH and LTV/CLTV/HCLTV >80%:
  - At least 50% of borrower's properties must have been owned at least two years as of the date of funding, including subject property and any concurrent transactions.
- If SH and LTV/CLTV/HCLTV ≤80% and all owner occupied transactions:
  - File contains documentation evidencing borrower's experience owning multiple investment properties (two years of experience required); *or*
  - Borrower has acquired or is in the process of acquiring a maximum of (including subject property, if applicable):
    - ≤Two financed investment properties within the last six months; ***and/or***
    - ≤Four financed investment properties within the last two years.
  - All financed 1- to 4- unit investment properties (properties, not units), regardless of the source of financing will be considered in the above eligibility determination.
- See Underwriting Guidelines for more information.

SECTION 32 / HIGH COST LOAN

- Loans that are considered high cost loans as defined by federal and/or state laws and/or regulations are not eligible for funding by Aurora.
- First Liens, Conforming Loan Amounts: Total Points and Fees may not exceed 5% of the loan amount. Refer to *Form 720* for details regarding fees included in the 5% test.
- Total Broker Compensation (including yield spread premium or servicing released premium) may not exceed the greater of $3,750 or 5% of the original principal balance. Broker Compensation refers to fees paid to the Broker either by the Lender or directly by the borrower, and often financed as part of the loan.

INTEREST-ONLY (I-O)

- Payments are interest-only for the first 10 years and fully-amortizing for the remaining 20-year term. No negative amortization.
- The interest-only monthly payment is calculated each month based on the current balance. If borrower makes voluntary prepayments of principal during Interest-Only period, the subsequent monthly payments will be based on the lower principal balance.
- All Fixed-Rate Interest-Only loans must be closed using the FNMA InterestFirst[SM] Note 3271 (and state-specific versions, as applicable, per FNMA) dated 1/01 or later.
- ARM loans use *Form 603E* to amend the ARM note and 603F to amend the ARM rider to the security instrument (see *Forms TOC* for additional details).

I-O ELIGIBILITY

Period	
5-year I-O Period	Not permitted
10-year I-O Period	All products with a 30-year term

PREPAYMENT PENALTY

- Permitted on transactions in accordance with state-specific restrictions as outlined on *Form 603A*.
- *Form 603A* includes instructions, legal documentation requirements and state restrictions.
- The prepayment penalty feature is an option, not a requirement. If a prepayment penalty feature is selected, the following overall (prepayment penalty period) and hard penalties should be selected.
  - All products
    - 3-year overall with 0 hard
    - 3-year overall with 3-year hard
    - 1-year overall with 1-year hard

ESCROW ACCOUNT	• When LTV ≤80%, borrowers may choose to waive monthly real estate tax and insurance impounds. Escrows may be waived on LTVs >80% only when mandatory escrow is prohibited by state regulations. See Price Adjustment Factors on the daily rate sheet for any price differential.
LEGAL DOCUMENTS	• Loans are to be closed using FNMA/FHLMC approved legal documents (including notes, riders and security instruments, state-specific where required). Beginning with all loans closed on or after 1/1/01, loans must be closed using FNMA/FHLMC document sets dated 1/01 or later. • If title taken in the name of a trustee, refer to Form 407-LivT for signature requirements.

	First Liens				
Product Features	**Fixed-Rate**	**5/6 Hybrid-LIBOR**	**10/6 Hybrid-LIBOR**	**10/1 Hybrid-LIBOR**	**5/1 Hybrid-LIBOR**
Product Codes	J30F - 25 or 30 Year J20F - 20 Year J15F - 10 or 15 Year	J56L - 30 Year Fixed for 5 yrs w/adjustments every 6 months thereafter	J10L - 30 Year Fixed for 10 yrs w/adjustments every 6 months thereafter	J101 - 30 Year Fixed for 10 yrs w/adjustments every 12 months thereafter	J51L – 30Year Fixed for 5 yrs w/adjustments every 12 months thereafter
Caps[1]	N/A	6/2/6	6/2/6	5/2/5	5/2/5
Floor	N/A	Margin	Margin	Margin	None
Index	N/A	6-Month LIBOR	6-Month LIBOR	1-Year LIBOR	1-Year LIBOR
Margin	N/A	See Rate Sheet	See Rate Sheet	See Rate Sheet	See Rate Sheet
FNMA/FHLMC Note[2, 3]	3200	3520[6] & *Form 1201*	3520[6] & *Form 1201*	FHLMC 5531[7]	FHLMC 5531[7]
Note Addendum	N/A	N/A	N/A	N/A	N/A
Security Instrument	State Specific	State Specific	State Specific	State Specific	State Specific
FNMA/FHLMC Rider	N/A	3138[6] & *Form 1202*	3138[6] & *Form 1202*	FHLMC 5131[7]	FHLMC 5131[7]
Disclosure[4]	N/A	611 or 611-IO	613 or 613-IO	617 or 617-IO	622 or 622-IO
Assumable	No	No	No	Yes during ARM period	Yes during ARM period
Convertible	No	No	No	No	No

1. Caps = **Initial Cap** (Max increase or decrease at first Change Date) / **Periodic Cap** (Max periodic increase or decrease after the first Change Date) / **Life Cap** (Max increase in interest rate over the initial rate during the life of the loan).
2. State-specific forms or multi-state modified for state-specific use as identified by Fannie Mae must be used.
3. Must use FNMA InterestFirst[SM] Note 3271, dated 1/01 or later, for all Fixed-Rate Interest-Only products.
4. *May use any format provided disclosures are in full compliance with all federal regulations and given to the borrower within the required time frame.*
6. **J56L, J10L**: May use FHLMC 5520 and FHLMC 5120.
7. **J51L, J101**: May use FNMA Note 3528 and Rider 3187.

AURORA LOAN SERVICES
A Lehman Brothers Company

Aurora Classic
Wholesale Lending

Information as of December 19, 2007. Subject to change.

Classic First Lien Products:

- Fixed-Rate, 5/1, 5/6, 10/1 and 10/6 Hybrid-LIBOR and 6-Month LIBOR Products
- 10-Year Interest-Only Option Available on 30-Year Term Products
- 3-Year Hard, 3-Year Soft and 1-Year Hard Prepayment Penalty Options
- Max QDTI[9]:

Non-Traditional Products[9]:	QDTI Traditional Products[9]:	DU Loans:
• Full/Stated: 50%	• Full/Stated: 45%	• Full Doc: No Limitations; • Stated Doc: 45%

FULL/ALT DOC

	Purch, R/T, EXPR/T		DC[1], Cash Out[1]				
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units	Occupancy	Credit Score[2]
$500,000	95	95	80	90	1-2	O/O	680
$650,000	90	95	80	90	1-2	O/O	680
$1,000,000	80	90	80	90	1-2	O/O	680
$1,500,000	75	90	70	85	1-2	O/O	680
$2,000,000	70	90	65	70	1-2	O/O	680
$300,000	85	85	N/A	N/A	3-4	O/O	680
$400,000	80	85	N/A	N/A	3-4	O/O	680
$650,000	75	80	N/A	N/A	3-4	O/O	680
$2,000,000	65	80	N/A	N/A	3-4	O/O	680
$400,000	85	85	80	80	1	SH[5]	680
$650,000	80	85	75	80	1	SH[5]	680
$1,500,000	75	80	70	75	1	SH[5]	680
$2,000,000	65	80	N/A	N/A	1	SH[5]	680

STATED DOC

	Purch, R/T, EXPR/T		DC[1, 4], Cash Out[1, 4]				
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units[4]	Occupancy	Credit Score[2]
$400,000	85	95	80	90	1-2	O/O	680
$650,000	80	90	75	80	1-2	O/O	680
$1,000,000	80	90	70	75	1-2	O/O	680
$1,500,000	70	80	70	75	1-2	O/O	680
$2,000,000	65	80	60	70	1-2	O/O	680

1 – Maximum $200,000 cash out to borrower. Cash out includes proceeds used to pay off debt; 2 – Credit score for primary income borrower used for all loans (see Credit topic); 4 – 1-unit properties only for Debt Consolidation or Cash Out transactions; 5 – First time homebuyers (borrowers who have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months) are not eligible. 9 – See Qualifying topic for QDTI, Non-Traditional and Traditional Product definitions.

GEOGRAPHIC RESTRICTIONS	**Location-Specific Restrictions:** • See *Geographic Restrictions Matrix* (*Form 504*) for location-specific geographic restrictions.

DOCUMENTATION	• Full/Alt Doc and Stated Documentation programs available. Stated Documentation refers to loans processed with income, employment and asset documentation which are more relaxed than traditional FNMA or FHLMC Full Documentation requirements. Specific guidelines for Stated Doc type are outlined below.
	• Full/Alt Documentation may be required if:
	  ◦ The initial application is incomplete or missing from the submission package.
	  ◦ Loan request is not commensurate with the borrower's credit profile.
	  ◦ Property is unique or otherwise has limited marketability.
	  ◦ File contains documentation which suggests borrower's income is not accurately stated on the signed 1003 (i.e., bank statements showing payroll direct deposits with a deposit amount significantly lower than that reported on the signed 1003).
	  ◦ Files that do not have valid or usable credit scores.
	• When applicable, non-employment income sources will be closely reviewed for reasonableness. If reasonableness cannot be determined, underwriting reserves the right to require documentation to support the reasonableness (i.e., underwriting may request: recent account statement to support assets available after closing to generate stated interest income, evidence an income-generating property is owned free and clear, etc.).

Full/Alt Doc	• Standard FNMA full or alternative documentation may be provided. Additional information can be found in *Underwriting Guidelines*. • Assets must be verified for reserves, closing costs, required down payment. • IRS 4506 is required when tax returns are used to verify income. • Verbal VOE required 5 days prior to closing for wage-earner income sources. • Income, employment and assets are stated and verified. • Liabilities are itemized and real estate owned stated.

Stated Doc	• Income/Employment:
	  ◦ Employment must be disclosed on the signed 1003 covering a two-year period.
	  ◦ All income sources must be itemized on the signed 1003.
	  ◦ Verification of income is not required.
	  ◦ Income must be reasonable for employment disclosed.
	  ◦ 5 days prior to closing: Verbal VOE required or if self-employed, an independent written confirmation of self-employment is required (i.e., copy of business license, letter from CPA verifying length and existence of business, etc.). Two continuous years of self-employment in same business are expected.
	  ◦ IRS 4506 is not required.
	• Liabilities are itemized – properties owned are stated.
	• Assets must be verified for reserves, closing costs and required down payment.
	• Ratios are calculated based on stated income.

DESKTOP UNDERWRITER®	• It is expressly agreed that acceptance by Aurora of a loan application package containing an approval from an automated underwriting system shall not be construed as a commitment to lend. It is also agreed that in the event of a discrepancy between the data validated by Aurora's review of the file and the data entered in the automated underwriting system, the findings of the automated underwriting system shall be considered null and void and Aurora shall have no obligation to fund the loan.
DU Decisions	• Approve/Eligible. • Expanded Approval (EA) determinations are not acceptable. • Approve/Ineligible. Ineligible classifications are acceptable if the reason for ineligibility is based on a parameter that is outside of FNMA's guidelines but within Aurora's. An acceptable ineligible classification would be for loan amounts above FNMA limits. • All conditions outlined in the Findings Report must be satisfied.
DU Full/Alt Doc	• Maximum $650,000 Total Aurora Financing. • Credit score must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score. • Full URAR required. All standard property guidelines must be met. • Employment, income, housing, and assets are to be documented as recommended by DU. • Must meet down payment requirements as outlined in Required Down Payment topic. • Mortgage insurance coverage must be obtained as outlined in the Mortgage Insurance topic. The following are not available: Reduced MI, Lower-cost MI or Customized MI. • No DTI limitations.

DU Stated Doc	• Loans must be processed in accordance with Stated Doc guidelines.
	• Maximum $650,000 Total Aurora Financing.
	• Maximum 80% CLTV/HCLTV.
	• Credit review:
	  ◦ Credit score (but not number of tradelines) must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score.
	  ◦ No 60-day mortgage lates in past 24 months.
	  ◦ Validate data entry or findings to ensure that all debts have been included in long-term debt ratio.
	• Full URAR required. All property guidelines outlined in Aurora Underwriting Guidelines must be met.
	• Assets must be verified to meet reserve requirements and down payment requirements. Verified assets must meet both Aurora's requirements (require two consecutive months bank statements or VOD) and DU's requirements.
	• Maximum 45% DTI ratio.

PROPERTY TYPES *(Refer to Aurora Underwriting Guidelines for additional details.)*		
PROPERTY ELIGIBILITY	Property Type *(See Underwriting Guidelines for additional details. See LTV/CLTV/HCLTV matrices for variances; i.e., second homes eligible for 1-unit only, etc.)*	**Eligible**
	Single Family Residence	Yes
	2 units	Yes
	3-4 unit Dwellings	Yes
	Warrantable: • FNMA Types P, Q, S or T or FHLMC Class II or III Warrantable condos	Yes
	Non-Warrantable	No
	Condotels – See Condotel topic for LTVs	No
	Co-Ops – See Cooperative Program Profile	Yes
	PUDs meeting FNMA or FHLMC requirements	Yes
	Mixed-Use	Yes
	Model Home Lease Backs	No
	>10 acres (Note: regardless of acreage size, land value should not exceed 35%. Exceptions considered on a case-by-case basis)	No
	Rural – up to 10 acres allowed if supported by comparable sales.	Yes
	Mobile homes	No
	Manufactured homes	No
	Modular/Prefab	Yes
	Other property types considered case-by-case. See Underwriting Guidelines for additional information	No
OCCUPANCY	• Primary Residence (O/O) or Second Homes (SH) are eligible. • Investment Properties (N/O/O) are not eligible.	
ELIGIBLE BORROWERS	• U.S. Citizens, Resident Aliens, Non-Occupying Co-Borrowers and Co-Signers. • Title may be taken in the name of trustee for an Inter Vivos Revocable Trust (refer to Form 407 for complete eligibility details and Form 407-LivT for closing details). Title may not be taken in the name of a trustee for a Land or Blind Trust.	
First Time Homebuyer	• First Time Homebuyers (FTHB): This status applies when all owner-occupant borrowers of the subject property have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months. FTHB are ineligible for financing SH properties. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves.	
Resident Aliens	• Lawful resident aliens are eligible for the same financing as U.S. citizens if they can provide evidence of lawful residency and they meet all of the same credit standards as U.S. citizens. • A copy of the borrower's identification or a processor's certification *(Form 408)* is required to verify review of the acceptable documentation that evidences borrower is eligible to lawfully reside in the U.S. • Borrowers with diplomatic immunity are not eligible. • Borrower must be employed in the U.S. • Income must be likely to continue for at least 3 years.	
Non-Occupying Co-Borrowers	Non-occupying co-borrowers are acceptable when the following can be met: • Occupant borrower's DTI ratio may not exceed 50%. • Occupant borrower must contribute 5% from their own resources. • All borrowers must be close relatives. • Non-occupying co-borrower may be a co-signer/guarantor, obligated for repayment of the debt but not required to take title.	
QUALIFYING		
Qualifying Housing Payment (Refer to Underwriting Guidelines for calculation details.)	**Non-Traditional Products**	**Qualifying Housing Payment**
	• Interest-only loans (all products with an interest-only feature, including fixed-rate loans)	• The principal and interest payment will be used; if ARM loan, use the higher of the note rate or fully-indexed rate to calculate the P&I
	Traditional Products	**Qualifying Housing Payment**
	• Classic fixed-rate and ARM loans without an interest-only feature	• Use the initial note rate to calculate the payment
Qualifying DTI (QDTI) (Refer to Underwriting Guidelines for calculation details.)	• QDTI refers to the qualifying DTI ratio. The QDTI includes the Qualifying Housing Payment, as defined above, plus all other debt.	
Fully-Indexed Rate	• The fully-indexed rate is the index plus the margin rounded to the nearest .125%.	

VALUE FOR LTV/CLTV/HCLTV CALCULATION	See Section 8, Definitions.
Purchase	• Use lesser of current appraised value or acquisition cost to calculate LTV/CLTV/HCLTV.
Rate/Term and Expanded Rate/Term	• Use current appraised value to calculate LTV/CLTV/HCLTV. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.
Debt Consolidation and Cash Out	• LTV/CLTV/HCLTV >75% and property owned <12 months, use lesser of current appraised value or acquisition cost + cost of documented home improvements. • LTV/CLTV/HCLTV ≤75%, use current appraised value. • If property owned ≥12 months, use current appraised value. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.
MAXIMUM CASH OUT	• Cash Out transactions– The borrower may receive up to $200,000 loan proceeds unless otherwise limited by the applicable mortgage insurer. • Debt Consolidation transactions– Loan proceeds used for the payoff of debt are limited to the maximum cash out limits per each Program Profile (i.e., if maximum cash out is $200,000, only $200,000 of the loan amount may be used for the payoff of debt). Cash out limits also include any incidental cash to borrower at closing which may not exceed the greater of 2% of the loan amount or $2,000. See MI topic for company-specific requirements.
TEMPORARY BUYDOWNS	• Not permitted.
CREDIT **General**	• Credit Report—3 file merged credit report or RMCR required. • Credit Score—Use lower of 2 or middle of 3 to determine each borrower's *representative* score. • All loans: The score of the primary income borrower (occupant borrower who earns >50% of the qualifying income) will be used for qualifying and pricing. If no occupant borrower earns >50% of the qualifying income, use the lowest representative score of all borrowers. Credit of co-borrowers (but not credit score) is expected to meet the below-listed credit requirements. • Only the primary income borrower must have a valid/useable credit score. • A valid/usable credit score is one that is generated based on a minimum of 3 trade lines being at least 2 or more years old and accurately reflecting the borrower's credit history. • Credit in accordance with below-listed guidelines is required (in addition to the minimum credit score) on all files. • Additional credit information can be found in Aurora Underwriting Guidelines.

	Total Aurora Financing <$1,000,000	**Total Aurora Financing ≥$1,000,000**
Trade lines	• Min. 5 trades (3 must be ≥2 yrs).	• Min. 5 trades (3 must be ≥4 yrs).
Mortgage/Housing		
Documentation	• 12 months documentation • Borrowers without a documented housing history accepted if Full Doc and 6 months reserves.	• 24 months documentation • Borrowers without a documented housing history, including those not currently obligated for housing payments, are not eligible.
History	• 0x30 in past 2 years.	• 0x30 in past 4 years.
Installment[1]	• 1x30 in past 2 years.	• 1x30 in past 4 years.
Revolving[1]	• 2x30 & 1x60 in past 2 years.	• 2x30 & 1x60 in past 4 years.
Bankruptcy	• None ever.	• None ever.
Foreclosure	• None ever.	• None ever.
Major Derogatory[1] *(collections, judgments, etc.)*	• None in past 2 years.	• None in past 4 years.

1 – Detailed review of installment, revolving and major derogatory accounts for credit determination may be waived if the borrower's credit score meets the minimum required and is not less than 660. However, all delinquent or derogatory credit must be reviewed for compliance with payoff requirements outlined in Aurora Underwriting Guidelines.

Total Aurora Financing ≥$1,000,000	• Subject must be in a strong market of similarly-priced homes. The relationship between final value and predominant value should be reasonable. • If nature of borrower's employment is not evident, file should contain a brief narrative explaining it. • Borrowers are expected to have an above-average verified asset base. See Cash Reserves topic for additional details.

CASH RESERVES	• Funds must be from borrower's own resources (not from borrower's business). Funds must be available to the borrower prior-to- and after-closing. Proceeds from the transaction (i.e., refinance proceeds, etc.) or sale of assets may not be used to meet cash reserves requirements. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves. • Reserve requirements are based off of the Qualifying Housing Payment. This primarily impacts Non-Traditional products where the qualifying payment may be higher than the initial payment. (For example: The qualifying payment on Classic Interest-Only loans will be based on the principal and interest payment; if ARM loan, use the higher of the note rate or fully-indexed rate to calculate the P&I.) See Qualifying topic for additional information on calculating the qualifying payment. • Reserves will be based on the Total Aurora Financing (total combined loan amount, First + Second).

Total Aurora Financing <$1,000,000	• Full Doc, O/O:
	  • Minimum 2 months PITI required for reserves.
	• Stated Doc, O/O and all SH Transactions:
	  • Minimum 6 months PITI required for reserves.

Total Aurora Financing ≥$1,000,000	• Full Doc:
	  • Purchase—minimum 6 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• **Stated Doc:**
	  • **6 months PITI if:**
	    • LTV/CLTV/HCLTV is ≤60%; or
	    • LTV/CLTV/HCLTV >60% when all of the following are present:
	      • Credit score is ≥720;
	      • Purchase, Rate/Term or Expanded Rate/Term; and
	      • No exceptions to loan amount or LTV have been granted.
	  • **All** other transactions require 12 months PITI.
	• Subject must be in a strong market of similarly priced homes. The relationship between final value and predominant value should be reasonable.
	• If nature of borrower's employment is not evident, file should contain a brief narrative explaining it.
	• Borrowers expected to have above-average verified asset base. See Cash Reserves topic.

REQUIRED DOWN PAYMENT	• If purchase, borrower must contribute at least 5% towards the transaction. • Full Doc, O/O: CLTV/HCLTV is ≤80% and there is no subordinate financing, the entire down payment may be from a gift.
GIFT FUNDS	• Donor must be a family member, domestic partner or someone with a demonstrated close relationship, non-profit organization, municipality or borrower's employer. However, seller-funded gift programs (such as Nehemiah) are not acceptable. • Gift letter required. • Transfer of funds or evidence of receipt must be documented. • Acceptable after a minimum down payment has been made by the borrower from their own resources. Refer to Required Down Payment topic above. • Gift funds may not be used for meeting reserve requirements.
CONTRIBUTIONS BY AN INTERESTED PARTY	• Contributions by an interested party may be used for closing costs, prepaids and other financing costs provided the maximum contribution does not exceed the limits below. • Total of the contribution percentage plus the LTV (or CLTV/HCLTV, if applicable) may not exceed 98%.
	Full and Stated Doc
	• 3% if CLTV/HCLTV >90% • 6% if CLTV/HCLTV 75.01-90% • 9% if CLTV/HCLTV ≤75%
SUBORDINATE FINANCING	• Private party subordinate financing is not permitted. • Terms of subordinate lien: No balloon within 5 years; payment must be sufficient to cover interest due. • Variable payments and Home Equity Lines of Credit are acceptable. • File must contain a copy of the note. • Loans must meet the most restrictive of the parameters for either the First Lien or the Second Lien.
MORTGAGE INSURANCE	• Loans with LTVs above 80% require mortgage insurance. • "No MI" pricing is not available. • Acceptable mortgage insurers are GE (Genworth), MGIC, UG. Note: Not all MI companies will insure loans underwritten to these guidelines. See Form 449 regarding company-specific MI requirements for Classic loans. Clients should contact their local MI company for guidance.

MI Coverage	*LTV*	*Standard*	*Reduced Coverage 15 & 20 Yr. Loans*
	80.01 - 85%	12%	6%
	85.01 - 90%	25%	12%
	90.01 - 95%	30%	25%

APPRAISAL	
<$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state licensed or state-certified appraiser required.
≥$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state-certified appraiser required.
	*Transaction Value = Greater of the sales price or appraised value.
Complex Properties	• Appraisals must be completed by a state-certified appraiser.
>$650,000 Loan Amount	• Interior photographs required.

MAXIMUM EXPOSURE

Aurora will limit its financing exposure to one borrower or group of borrowers as outlined below. This includes the total of all loans to all borrowers, including existing transactions (including loans serviced by other lenders on behalf of Aurora) and pending transactions. In the event of a concurrent Piggyback transaction, the Piggyback and First Lien loan will count as one loan. Maximum dollar thresholds still apply. Stand-alone transactions will be treated as individual loans even when placed behind an existing Aurora loan.

	O/O and **SH**	N/O/O
Aggregate of all financed transactions provided by Aurora	$6,000,000[1]	• 4 N/O/O loans not to exceed an aggregate amount of $1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions); or • 1 N/O/O if loan is >$1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions).
# of loans with Total Aurora Financing >80% LTV/CLTV/HCLTV	Two loans, regardless of occupancy	

1— Once the aggregate exposure exceeds $4,000,000, all additional loans must be either Classic or Alt-A.

Maximum Number of Financed Properties

In addition to the maximum exposure limitations, the maximum number of financed 1-4 unit properties (regardless of lending source) a borrower or group of borrowers may own is limited as outlined below. The subject property, all borrowers' primary residence properties and any properties pending financing are included in this total.

O/O	**SH**	N/O/O
No limit	10	10

PROPERTY OWNERSHIP HISTORY

- If SH and LTV/CLTV/HCLTV >80%:
  - At least 50% of borrower's properties must have been owned at least two years as of the date of funding, including subject property and any concurrent transactions.
- If SH and LTV/CLTV/HCLTV ≤80% and all owner occupied transactions:
  - File contains documentation evidencing borrower's experience owning multiple investment properties (two years of experience required); *or*
  - Borrower has acquired or is in the process of acquiring a maximum of (including subject property, if applicable):
    - ≤Two financed investment properties within the last six months; *and/or*
    - ≤Four financed investment properties within the last two years.
  - All financed 1- to 4- unit investment properties (properties, not units), regardless of the source of financing will be considered in the above eligibility determination.
- See Underwriting Guidelines for more information.

SECTION 32 / HIGH COST LOAN

- Loans that are considered high cost loans as defined by federal and/or state laws and/or regulations are not eligible for funding by Aurora.
- First Liens, Conforming Loan Amounts: Total Points and Fees may not exceed 5% of the loan amount. Refer to *Form 720* for details regarding fees included in the 5% test.
- Total Broker Compensation (including yield spread premium or servicing released premium) may not exceed the greater of $3,750 or 5% of the original principal balance. Broker Compensation refers to fees paid to the Broker either by the Lender or directly by the borrower, and often financed as part of the loan.

INTEREST-ONLY (I-O)

- Payments are interest-only for the first 10 years and fully-amortizing for the remaining 20-year term. No negative amortization.
- The interest-only monthly payment is calculated each month based on the current balance. If borrower makes voluntary prepayments of principal during Interest-Only period, the subsequent monthly payments will be based on the lower principal balance.
- All Fixed-Rate Interest-Only loans must be closed using the FNMA InterestFirst[SM] Note 3271 (and state-specific versions, as applicable, per FNMA) dated 1/01 or later.
- ARM loans use *Form 603E* to amend the ARM note and 603F to amend the ARM rider to the security instrument *(see Forms TOC* for additional details).

I-O ELIGIBILITY

Period	
5-year I-O Period	Not permitted
10-year I-O Period	All products with a 30-year term

PREPAYMENT PENALTY

- Permitted on transactions in accordance with state-specific restrictions as outlined on *Form 603A*.
- *Form 603A* includes instructions, legal documentation requirements and state restrictions.
- The prepayment penalty feature is an option, not a requirement. If a prepayment penalty feature is selected, the following overall (prepayment penalty period) and hard penalties should be selected.
  - All products
    - 3-year overall with 0 hard
    - 3-year overall with 3-year hard
    - 1-year overall with 1-year hard

ESCROW ACCOUNT

- When LTV ≤80%, borrowers may choose to waive monthly real estate tax and insurance impounds. Escrows may be waived on LTVs >80% only when mandatory escrow is prohibited by state regulations. See Price Adjustment Factors on the daily rate sheet for any price differential.

LEGAL DOCUMENTS					
	• Loans are to be closed using FNMA/FHLMC approved legal documents (including notes, riders and security instruments, state-specific where required). Beginning with all loans closed on or after 1/1/01, loans must be closed using FNMA/FHLMC document sets dated 1/01 or later. • If title taken in the name of a trustee, refer to Form 407-LivT for signature requirements.				
	First Liens				
Product Features	**Fixed-Rate**	**5/6 Hybrid-LIBOR**	**10/6 Hybrid-LIBOR**	**10/1 Hybrid-LIBOR**	**5/1 Hybrid-LIBOR**
Product Codes	J30F - 25 or 30 Year J20F - 20 Year J15F - 10 or 15 Year	J56L - 30 Year Fixed for 5 yrs w/adjustments every 6 months thereafter	J10L - 30 Year Fixed for 10 yrs w/adjustments every 6 months thereafter	J101 - 30 Year Fixed for 10 yrs w/adjustments every 12 months thereafter	J51L – 30Year Fixed for 5 yrs w/adjustments every 12 months thereafter
Caps[1]	N/A	6/2/6	6/2/6	5/2/5	5/2/5
Floor	N/A	Margin	Margin	Margin	None
Index	N/A	6-Month LIBOR	6-Month LIBOR	1-Year LIBOR	1-Year LIBOR
Margin	N/A	See Rate Sheet	See Rate Sheet	See Rate Sheet	See Rate Sheet
FNMA/FHLMC Note[2, 3]	3200	3520[6] & *Form 1201*	3520[6] & *Form 1201*	FHLMC 5531[7]	FHLMC 5531[7]
Note Addendum	N/A	N/A	N/A	N/A	N/A
Security Instrument	State Specific	State Specific	State Specific	State Specific	State Specific
FNMA/FHLMC Rider	N/A	3138[6] & *Form 1202*	3138[6] & *Form 1202*	FHLMC 5131[7]	FHLMC 5131[7]
Disclosure[4]	N/A	611 or 611-IO	613 or 613-IO	617 or 617-IO	622 or 622-IO
Assumable	No	No	No	Yes during ARM period	Yes during ARM period
Convertible	No	No	No	No	No

1. Caps = **Initial Cap** (Max increase or decrease at first Change Date) / **Periodic Cap** (Max periodic increase or decrease after the first Change Date) / **Life Cap** (Max increase in interest rate over the initial rate during the life of the loan).
2. State-specific forms or multi-state modified for state-specific use as identified by Fannie Mae must be used.
3. Must use FNMA InterestFirst[SM] Note 3271, dated 1/01 or later, for all Fixed-Rate Interest-Only products.
4. *May use any format provided disclosures are in full compliance with all federal regulations and given to the borrower within the required time frame.*
6. J56L, J10L: May use FHLMC 5520 and FHLMC 5120.
7. J51L, J101: May use FNMA Note 3528 and Rider 3187.

Aurora Classic

Wholesale Lending

Information as of January 4, 2008. Subject to change.

Classic First Lien Products:

- Fixed-Rate, 5/1, 5/6, 10/1 and 10/6 Hybrid-LIBOR and 6-Month LIBOR Products
- 10-Year Interest-Only Option Available on 30-Year Term Products
- 3-Year Hard, 3-Year Soft and 1-Year Hard Prepayment Penalty Options
- Max QDTI[9]:

Non-Traditional Products[9]:	QDTI Traditional Products[9]:	DU Loans:
• Full/Stated: 50%	• Full/Stated: 45%	• Full Doc: No Limitations; • Stated Doc: 45%

FULL/ALT DOC

	Purch, R/T, EXPR/T		DC[1], Cash Out[1]				
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units	Occupancy	Credit Score[2]
$500,000	95	95	80	90	1-2	O/O	680
$650,000	90	95	80	90	1-2	O/O	680
$1,000,000	80	90	80	90	1-2	O/O	680
$1,500,000	75	90	70	85	1-2	O/O	680
$2,000,000	70	90	65	70	1-2	O/O	680
$300,000	85	85	N/A	N/A	3-4	O/O	680
$400,000	80	85	N/A	N/A	3-4	O/O	680
$650,000	75	80	N/A	N/A	3-4	O/O	680
$2,000,000	65	80	N/A	N/A	3-4	O/O	680
$400,000	85	85	80	80	1	SH[5]	680
$650,000	80	85	75	80	1	SH[5]	680
$1,500,000	75	80	70	75	1	SH[5]	680
$2,000,000	65	80	N/A	N/A	1	SH[5]	680

STATED DOC

	Purch, R/T, EXPR/T		DC[1, 4], Cash Out[1, 4]				
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units[4]	Occupancy	Credit Score[2]
$400,000	85	95	80	90	1-2	O/O	680
$650,000	80	90	75	80	1-2	O/O	680
$1,000,000	80	90	70	75	1-2	O/O	680
$1,500,000	70	80	70	75	1-2	O/O	680
$2,000,000	65	80	60	70	1-2	O/O	680

1 – Maximum $200,000 cash out to borrower. Cash out includes proceeds used to pay off debt; 2 – Credit score for primary income borrower used for all loans (see Credit topic); 4 – 1-unit properties only for Debt Consolidation or Cash Out transactions; 5 – First time homebuyers (borrowers who have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months) are not eligible. 9 – See Qualifying topic for QDTI, Non-Traditional and Traditional Product definitions.

GEOGRAPHIC RESTRICTIONS	**Location-Specific Restrictions:**
	• See *Geographic Restrictions Matrix* (*Form 504*) for location-specific geographic restrictions.
	• **Massachusetts and Minnesota:**
	  • **ARMs are qualified using the higher of the note rate or fully-indexed rate.**
	  • **Minnesota Only - No Stated Doc loans if O/O or SH.**
	• **Declining Markets: Declining markets are defined as ANY property located in Arizona, California, Florida, Michigan, Nevada, and Ohio AND/OR any property identified by DU or the appraiser as in a declining market.**
	  • **LTV/CLTV/HCLTV Maximums:**
	    • **Existing Single Family: Reduce LTV/CLTV by 5%**
	    • **All Condos, 2-to 4-unit properties and New (never occupied) Single Family: Reduce LTV/CLTV by 10%**
	  • **Additional Requirements for Condos and 2-4 unit properties:**
	    • **Investor concentration limited to 30% in condo projects.**
	    • **12 month seasoning required on all refinance transactions.**
	    • **The following transactions are <u>not eligible</u>:**
	      • **Newly constructed condo projects (≤2 years old)**
	      • **Condo conversions after 2005**
	      • **Debt Consolidation or Cash-out Refinances**
	      • **Non-owner occupied properties**
	• **See Appraisal topic for additional requirements.**

DOCUMENTATION	• Full/Alt Doc and Stated Documentation programs available. Stated Documentation refers to loans processed with income, employment and asset documentation which are more relaxed than traditional FNMA or FHLMC Full Documentation requirements. Specific guidelines for Stated Doc type are outlined below.
	• Full/Alt Documentation may be required if:
	  • The initial application is incomplete or missing from the submission package.
	  • Loan request is not commensurate with the borrower's credit profile.
	  • Property is unique or otherwise has limited marketability.
	  • File contains documentation which suggests borrower's income is not accurately stated on the signed 1003 (i.e., bank statements showing payroll direct deposits with a deposit amount significantly lower than that reported on the signed 1003).
	  • Files that do not have valid or usable credit scores.
	• When applicable, non-employment income sources will be closely reviewed for reasonableness. If reasonableness cannot be determined, underwriting reserves the right to require documentation to support the reasonableness (i.e., underwriting may request: recent account statement to support assets available after closing to generate stated interest income, evidence an income-generating property is owned free and clear, etc.).

Full/Alt Doc	• Standard FNMA full or alternative documentation may be provided. Additional information can be found in *Underwriting Guidelines.* • Assets must be verified for reserves, closing costs, required down payment. • IRS 4506 is required when tax returns are used to verify income. • Verbal VOE required 5 days prior to closing for wage-earner income sources. • Income, employment and assets are stated and verified. • Liabilities are itemized and real estate owned stated.

Stated Doc	• Income/Employment:
	  • Employment must be disclosed on the signed 1003 covering a two-year period.
	  • All income sources must be itemized on the signed 1003.
	  • **Income reasonableness review is to be based on income amount stated on the 1003, and must be supported by time on the job, job title, job location, employer, employment history and industry, verified assets and credit depth.**
	  • Verification of income is not required **but income must be validated using Form 705-MSSD (705-NVSD if located in Nevada), <u>which requires use of</u> an electronic salary verification tool. A copy of the salary validation documentation and a completed Form 705 must be included in the file.**
	  • 5 days prior to closing: Verbal VOE required or if self-employed, an independent written confirmation of self-employment is required (i.e., copy of business license, letter from CPA verifying length and existence of business, etc.). Two continuous years of self-employment in same business are expected.
	  • IRS 4506 is not required.
	• Liabilities are itemized – properties owned are stated.
	• Assets must be verified for reserves, closing costs and required down payment.
	• Ratios are calculated based on stated income.

DESKTOP UNDERWRITER®	• It is expressly agreed that acceptance by Aurora of a loan application package containing an approval from an automated underwriting system shall not be construed as a commitment to lend. It is also agreed that in the event of a discrepancy between the data validated by Aurora's review of the file and the data entered in the automated underwriting system, the findings of the automated underwriting system shall be considered null and void and Aurora shall have no obligation to fund the loan.
DU Decisions	• Approve/Eligible. • Expanded Approval (EA) determinations are not acceptable. • Approve/Ineligible. Ineligible classifications are acceptable if the reason for ineligibility is based on a parameter that is outside of FNMA's guidelines but within Aurora's. An acceptable ineligible classification would be for loan amounts above FNMA limits. • All conditions outlined in the Findings Report must be satisfied.
DU Full/Alt Doc	• Maximum $650,000 Total Aurora Financing. • Credit score must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score. • Full URAR required. All standard property guidelines must be met. • Employment, income, housing, and assets are to be documented as recommended by DU.

	• Must meet down payment requirements as outlined in Required Down Payment topic. • Mortgage insurance coverage must be obtained as outlined in the Mortgage Insurance topic. The following are not available: Reduced MI, Lower-cost MI or Customized MI. • No DTI limitations.	

DU Stated Doc	• Loans must be processed in accordance with Stated Doc guidelines.
	• Maximum $650,000 Total Aurora Financing.
	• Maximum 80% CLTV/HCLTV.
	• Credit review:
	  ◦ Credit score (but not number of tradelines) must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score.
	  ◦ No 60-day mortgage lates in past 24 months.
	  ◦ Validate data entry or findings to ensure that all debts have been included in long-term debt ratio.
	• Full URAR required. All property guidelines outlined in Aurora Underwriting Guidelines must be met.
	• Assets must be verified to meet reserve requirements and down payment requirements. Verified assets must meet both Aurora's requirements (require two consecutive months bank statements or VOD) and DU's requirements.
	• Maximum 45% DTI ratio.	

PROPERTY TYPES *(Refer to Aurora Underwriting Guidelines for additional details.)*		
PROPERTY ELIGIBILITY	Property Type *(See Underwriting Guidelines for additional details. See LTV/CLTV/HCLTV matrices for variances; i.e., second homes eligible for 1-unit only, etc.)*	**Eligible**
	Single Family Residence	Yes
	2 units	Yes
	3-4 unit Dwellings	Yes
	Warrantable: • FNMA Types P, Q, S or T or FHLMC Class II or III Warrantable condos:	Yes
	Non-Warrantable	No
	Condotels – See Condotel topic for LTVs	No
	Co-Ops – See Cooperative Program Profile	Yes
	PUDs meeting FNMA or FHLMC requirements	Yes
	Mixed-Use	Yes
	Model Home Lease Backs	No
	>10 acres (Note: regardless of acreage size, land value should not exceed 35%. Exceptions considered on a case-by-case basis)	No
	Rural – up to 10 acres allowed if supported by comparable sales.	Yes
	Mobile homes	No
	Manufactured homes	No
	Modular/Prefab	Yes
	Other property types considered case-by-case. See Underwriting Guidelines for additional information	No
OCCUPANCY	• Primary Residence (O/O) or Second Homes (SH) are eligible. • Investment Properties (N/O/O) are not eligible.	
ELIGIBLE BORROWERS	• U.S. Citizens, Resident Aliens, Non-Occupying Co-Borrowers and Co-Signers. • Title may be taken in the name of trustee for an Inter Vivos Revocable Trust (refer to Form 407 for complete eligibility details and Form 407-LivT for closing details). Title may not be taken in the name of a trustee for a Land or Blind Trust.	
First Time Homebuyer	• First Time Homebuyers (FTHB): This status applies when all owner-occupant borrowers of the subject property have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months. FTHB are ineligible for financing SH properties. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves.	
Resident Aliens	• Lawful resident aliens are eligible for the same financing as U.S. citizens if they can provide evidence of lawful residency and they meet all of the same credit standards as U.S. citizens. • A copy of the borrower's identification or a processor's certification *(Form 408)* is required to verify review of the acceptable documentation that evidences borrower is eligible to lawfully reside in the U.S. • Borrowers with diplomatic immunity are not eligible. • Borrower must be employed in the U.S. • Income must be likely to continue for at least 3 years.	
Non-Occupying Co-Borrowers	Non-occupying co-borrowers are acceptable when the following can be met: • Occupant borrower's DTI ratio may not exceed 50%. • Occupant borrower must contribute 5% from their own resources. • All borrowers must be close relatives. • Non-occupying co-borrower may be a co-signer/guarantor, obligated for repayment of the debt but not required to take title.	

QUALIFYING		
Qualifying Housing Payment (Refer to Underwriting Guidelines for calculation details.)	**Non-Traditional Products**	**Qualifying Housing Payment**
	• Interest-only loans (all products with an interest-only feature, including fixed-rate loans)	• The principal and interest payment will be used; if ARM loan, use the higher of the note rate or fully-indexed rate to calculate the P&I
	• **Massachusetts and Minnesota ARM loans**	• **Use the higher of the note rate or fully-indexed rate**
	Traditional Products	**Qualifying Housing Payment**
	• Classic fixed-rate and ARM loans without an interest-only feature	• Use the initial note rate to calculate the payment
Qualifying DTI (QDTI) (Refer to Underwriting Guidelines for calculation details.)	• QDTI refers to the qualifying DTI ratio. The QDTI includes the Qualifying Housing Payment, as defined above, plus all other debt.	
Fully-Indexed Rate	• The fully-indexed rate is the index plus the margin rounded to the nearest .125%.	
VALUE FOR LTV/CLTV/HCLTV CALCULATION	See Section 8, Definitions.	
Purchase	• Use lesser of current appraised value or acquisition cost to calculate LTV/CLTV/HCLTV.	
Rate/Term and Expanded Rate/Term	• Use current appraised value to calculate LTV/CLTV/HCLTV. • **Properties listed for sale in the past 6 months, and subsequently withdrawn from the market, are eligible for Rate/Term or Expanded Rate/Term transactions. The LTV is determined using lesser of value or 90% or the listing price. File to contain evidence of cancelled listing.** • **All refinances must pass Aurora's Net Tangible Benefit test (see Form 701).** • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	
Debt Consolidation and Cash Out	• LTV/CLTV/HCLTV >75% and property owned <12 months, use lesser of current appraised value or acquisition cost + cost of documented home improvements. • LTV/CLTV/HCLTV ≤75%, use current appraised value. • If property owned ≥12 months, use current appraised value. • **Properties recently listed for sale are not eligible.** • **All refinances must pass Aurora's Net Tangible Benefit test (see Form 701).** • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	
MAXIMUM CASH OUT	• Cash Out transactions– The borrower may receive up to $200,000 loan proceeds unless otherwise limited by the applicable mortgage insurer. • Debt Consolidation transactions– Loan proceeds used for the payoff of debt are limited to the maximum cash out limits per each Program Profile (i.e., if maximum cash out is $200,000, only $200,000 of the loan amount may be used for the payoff of debt). Cash out limits also include any incidental cash to borrower at closing which may not exceed the greater of 2% of the loan amount or $2,000. See MI topic for company-specific requirements.	
TEMPORARY BUYDOWNS	• Not permitted.	
CREDIT General	• Credit Report—3 file merged credit report or RMCR required. • Credit Score—Use lower of 2 or middle of 3 to determine each borrower's *representative* score. • All loans: The score of the primary income borrower (occupant borrower who earns >50% of the qualifying income) will be used for qualifying and pricing. If no occupant borrower earns >50% of the qualifying income, use the lowest representative score of all borrowers. Credit of co-borrowers (but not credit score) is expected to meet the below-listed credit requirements. • Only the primary income borrower must have a valid/useable credit score. • A valid/usable credit score is one that is generated based on a minimum of 3 trade lines being at least 2 or more years old and accurately reflecting the borrower's credit history. • Credit in accordance with below-listed guidelines is required (in addition to the minimum credit score) on all files. • Additional credit information can be found in Aurora Underwriting Guidelines.	
	Total Aurora Financing <$1,000,000	**Total Aurora Financing ≥$1,000,000**
Trade lines	• Min. 5 trades (3 must be ≥2 yrs).	• Min. 5 trades (3 must be ≥4 yrs).
Mortgage/Housing		
Documentation	• 12 months documentation • Borrowers without a documented housing history accepted if Full Doc and 6 months reserves.	• 24 months documentation • Borrowers without a documented housing history, including those not currently obligated for housing payments, are not eligible.
History	• 0x30 in past 2 years.	• 0x30 in past 4 years.
Installment[1]	• 1x30 in past 2 years.	• 1x30 in past 4 years.
Revolving[1]	• 2x30 & 1x60 in past 2 years.	• 2x30 & 1x60 in past 4 years.
Bankruptcy	• None ever.	• None ever.
Foreclosure	• None ever.	• None ever.
Major Derogatory[1] *(collections, judgments, etc.)*	• None in past 2 years.	• None in past 4 years.

1 – Detailed review of installment, revolving and major derogatory accounts for credit determination may be waived if the borrower's credit score meets the minimum required and is not less than 660. However, all delinquent or derogatory credit must be reviewed for compliance with payoff requirements outlined in Aurora Underwriting Guidelines.

Total Aurora Financing ≥$1,000,000	• Subject must be in a strong market of similarly-priced homes. The relationship between final value and predominant value should be reasonable. • If nature of borrower's employment is not evident, file should contain a brief narrative explaining it. • Borrowers are expected to have an above-average verified asset base. See Cash Reserves topic for additional details.
CASH RESERVES	• Funds must be from borrower's own resources (not from borrower's business). Funds must be available to the borrower prior-to- and after-closing. Proceeds from the transaction (i.e., refinance proceeds, etc.) or sale of assets may not be used to meet cash reserves requirements. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves. • Reserve requirements are based off of the Qualifying Housing Payment. This primarily impacts Non-Traditional products where the qualifying payment may be higher than the initial payment. (For example: The qualifying payment on Classic Interest-Only loans will be based on the principal and interest payment; if ARM loan, use the higher of the note rate or fully-indexed rate to calculate the P&I.) See Qualifying topic for additional information on calculating the qualifying payment. • Reserves will be based on the Total Transaction Financing (total combined loan amount, First + Second).

Total Transaction Financing <$1,000,000	• Full Doc, O/O:
	  • Minimum 2 months PITI required for reserves.
	• Stated Doc, O/O and all SH Transactions:
	  • Minimum 6 months PITI required for reserves.

Total Transaction Financing ≥$1,000,000	• Full Doc:
	  • Purchase—minimum 6 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• **Stated Doc:**
	  • **6 months PITI if:**
	    • LTV/CLTV/HCLTV is ≤60%; or
	    • LTV/CLTV/HCLTV >60% when all of the following are present:
	      • Credit score is ≥720;
	      • Purchase, Rate/Term or Expanded Rate/Term; and
	      • No exceptions to loan amount or LTV have been granted.
	  • **All** other transactions require 12 months PITI.
	• Subject must be in a strong market of similarly priced homes. The relationship between final value and predominant value should be reasonable.
	• If nature of borrower's employment is not evident, file should contain a brief narrative explaining it.
	• Borrowers expected to have above-average verified asset base. See Cash Reserves topic.

REQUIRED DOWN PAYMENT	• If purchase, borrower must contribute at least 5% towards the transaction. • Full Doc, O/O: CLTV/HCLTV is ≤80% and there is no subordinate financing, the entire down payment may be from a gift.
GIFT FUNDS	• Donor must be a family member, domestic partner or someone with a demonstrated close relationship, non-profit organization, municipality or borrower's employer. However, seller-funded gift programs (such as Nehemiah) are not acceptable. • Gift letter required. • Transfer of funds or evidence of receipt must be documented. • Acceptable after a minimum down payment has been made by the borrower from their own resources. Refer to Required Down Payment topic above. • Gift funds may not be used for meeting reserve requirements.
CONTRIBUTIONS BY AN INTERESTED PARTY	• Contributions by an interested party may be used for closing costs, prepaids and other financing costs provided the maximum contribution does not exceed the limits below. • Total of the contribution percentage plus the LTV (or CLTV/HCLTV, if applicable) may not exceed 98%.
	Full and Stated Doc
	• 3% if CLTV/HCLTV >90% • 6% if CLTV/HCLTV 75.01-90% • 9% if CLTV/HCLTV ≤75%
SUBORDINATE FINANCING	• Private party subordinate financing is not permitted. • Terms of subordinate lien: No balloon within 5 years; payment must be sufficient to cover interest due. • Variable payments and Home Equity Lines of Credit are acceptable. • File must contain a copy of the note. • Loans must meet the most restrictive of the parameters for either the First Lien or the Second Lien.
MORTGAGE INSURANCE	• Loans with LTVs above 80% require mortgage insurance. • Acceptable mortgage insurers are GE (Genworth), MGIC, UG. Note: Not all MI companies will insure loans underwritten to these guidelines. See Form 449 regarding company-specific MI requirements for Classic loans. Clients should contact their local MI company for guidance.

MI Coverage	*LTV*	*Standard*	*Reduced Coverage 15 & 20 Yr. Loans*
	80.01 - 85%	12%	6%
	85.01 - 90%	25%	12%
	90.01 - 95%	30%	25%

APPRAISAL			

Declining Markets	• **If property is in a declining market, the following additional requirements apply.**
	• **Declining markets:**
	  • **Arizona**
	  • **California**
	  • **Florida**
	  • **Michigan**
	  • **Nevada**
	  • **Ohio**
	  • **Any market indicated as declining per DU Findings**
	  • **Any property identified as declining market on the appraisal**
	• **Declining market requirements - Appraisal must:**
	  • **Be within 90 days of closing**
	  • **Include 2 competitive active listings or properties under contract**
	  • **At least 2 comparables must have sold within 90 days (120 days for 2-4 units)**
	  • **New Construction**
	    ▪ **1 resale– preferably in same project**
	    ▪ **1 resale listing within project**
	    ▪ **Condo conversions after 2005 are ineligible in declining markets**
	• **Maximum LTVs will be reduced; see Geographic Restrictions topic**		

<$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state licensed or state-certified appraiser required.		
≥$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state-certified appraiser required.		
	*Transaction Value = Greater of the sales price or appraised value.		
Complex Properties	• Appraisals must be completed by a state-certified appraiser.		
>$650,000 Loan Amount	• Interior photographs required.		
MAXIMUM EXPOSURE	Aurora will limit its financing exposure to one borrower or group of borrowers as outlined below. This includes the total of all loans to all borrowers, including existing transactions (including loans serviced by other lenders on behalf of Aurora) and pending transactions. In the event of a concurrent Piggyback transaction, the Piggyback and First Lien loan will count as one loan. Maximum dollar thresholds still apply. Stand-alone transactions will be treated as individual loans even when placed behind an existing Aurora loan.		
		O/O and SH	N/O/O
	Aggregate of all financed transactions provided by Aurora	$6,000,000[1]	• 4 N/O/O loans not to exceed an aggregate amount of $1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions); or • 1 N/O/O if loan is >$1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions).
	# of loans with Total Aurora Financing >80% LTV/CLTV/HCLTV	Two loans, regardless of occupancy	
	1— Once the aggregate exposure exceeds $4,000,000, all additional loans must be either Classic or Alt-A.		
Maximum Number of Financed Properties	In addition to the maximum exposure limitations, the maximum number of financed 1-4 unit properties (regardless of lending source) a borrower or group of borrowers may own is limited as outlined below. The subject property, all borrowers' primary residence properties and any properties pending financing are included in this total.		
	O/O	**SH**	N/O/O
	No limit	10	10

PROPERTY OWNERSHIP HISTORY

- If SH and LTV/CLTV/HCLTV >80%:
  - At least 50% of borrower's properties must have been owned at least two years as of the date of funding, including subject property and any concurrent transactions.
- If SH and LTV/CLTV/HCLTV ≤80% and all owner occupied transactions:
  - File contains documentation evidencing borrower's experience owning multiple investment properties (two years of experience required); *or*
  - Borrower has acquired or is in the process of acquiring a maximum of (including subject property, if applicable):
    - ≤Two financed investment properties within the last six months; *and/or*
    - ≤Four financed investment properties within the last two years.
  - All financed 1- to 4- unit investment properties (properties, not units), regardless of the source of financing will be considered in the above eligibility determination.
- See Underwriting Guidelines for more information.

SECTION 32 / HIGH COST LOAN

- Loans that are considered high cost loans as defined by federal and/or state laws and/or regulations are not eligible for funding by Aurora.
- First Liens, Conforming Loan Amounts: Total Points and Fees may not exceed 5% of the loan amount. Refer to *Form 720* for details regarding fees included in the 5% test.
- Total Broker Compensation (including yield spread premium or servicing released premium) may not exceed the greater of $3,750 or 5% of the original principal balance. Broker Compensation refers to fees paid to the Broker either by the Lender or directly by the borrower, and often financed as part of the loan.

INTEREST-ONLY (I-O)

- Payments are interest-only for the first 10 years and fully-amortizing for the remaining 20-year term. No negative amortization.
- The interest-only monthly payment is calculated each month based on the current balance. If borrower makes voluntary prepayments of principal during Interest-Only period, the subsequent monthly payments will be based on the lower principal balance.
- All Fixed-Rate Interest-Only loans must be closed using the FNMA InterestFirst℠ Note 3271 (and state-specific versions, as applicable, per FNMA) dated 1/01 or later.
- ARM loans use *Form 603E* to amend the ARM note and 603F to amend the ARM rider to the security instrument (see *Forms TOC* for additional details).

I-O ELIGIBILITY	Period	
	5-year I-O Period	Not permitted
	10-year I-O Period	All products with a 30-year term

PREPAYMENT PENALTY

- Permitted on transactions in accordance with state-specific restrictions as outlined on *Form 603A*.
- *Form 603A* includes instructions, legal documentation requirements and state restrictions.
- The prepayment penalty feature is an option, not a requirement. If a prepayment penalty feature is selected, the following overall (prepayment penalty period) and hard penalties should be selected.
  - All products
    - 3-year overall with 0 hard
    - 3-year overall with 3-year hard
    - 1-year overall with 1-year hard

ESCROW ACCOUNT

- When LTV ≤80%, borrowers may choose to waive monthly real estate tax and insurance impounds. Escrows may be waived on LTVs >80% only when mandatory escrow is prohibited by state regulations. See Price Adjustment Factors on the daily rate sheet for any price differential.

LEGAL DOCUMENTS

- Loans are to be closed using FNMA/FHLMC approved legal documents (including notes, riders and security instruments, state-specific where required). Beginning with all loans closed on or after 1/1/01, loans must be closed using FNMA/FHLMC document sets dated 1/01 or later.
- If title taken in the name of a trustee, refer to Form 407-LivT for signature requirements.

	First Liens				
Product Features	**Fixed-Rate**	**5/6 Hybrid-LIBOR**	**10/6 Hybrid-LIBOR**	**10/1 Hybrid-LIBOR**	**5/1 Hybrid-LIBOR**
Product Codes	J30F - 25 or 30 Year J20F - 20 Year J15F - 10 or 15 Year	J56L - 30 Year Fixed for 5 yrs w/adjustments every 6 months thereafter	J10L - 30 Year Fixed for 10 yrs w/adjustments every 6 months thereafter	J101 - 30 Year Fixed for 10 yrs w/adjustments every 12 months thereafter	J51L – 30Year Fixed for 5 yrs w/adjustments every 12 months thereafter
Caps[1]	N/A	6/2/6	6/2/6	5/2/5	5/2/5
Floor	N/A	Margin	Margin	Margin	None
Index	N/A	6-Month LIBOR	6-Month LIBOR	1-Year LIBOR	1-Year LIBOR
Margin	N/A	See Rate Sheet	See Rate Sheet	See Rate Sheet	See Rate Sheet
FNMA/FHLMC Note[2,3]	3200	3520[6] & *Form 1201*	3520[6] & *Form 1201*	FHLMC 5531[7]	FHLMC 5531[7]
Note Addendum	N/A	N/A	N/A	N/A	N/A
Security Instrument	State Specific	State Specific	State Specific	State Specific	State Specific
FNMA/FHLMC Rider	N/A	3138[6] & *Form 1202*	3138[6] & *Form 1202*	FHLMC 5131[7]	FHLMC 5131[7]
Disclosure[4]	N/A	611 or 611-IO	613 or 613-IO	617 or 617-IO	622 or 622-IO
Assumable	No	No	No	Yes during ARM period	Yes during ARM period
Convertible	No	No	No	No	No

1. Caps = **Initial Cap** (Max increase or decrease at first Change Date) / **Periodic Cap** (Max periodic increase or decrease after the first Change Date) / **Life Cap** (Max increase in interest rate over the initial rate during the life of the loan).
2. State-specific forms or multi-state modified for state-specific use as identified by Fannie Mae must be used.
3. Must use FNMA InterestFirst℠ Note 3271, dated 1/01 or later, for all Fixed-Rate Interest-Only products.
4. *May use any format provided disclosures are in full compliance with all federal regulations and given to the borrower within the required time frame.*
6. J56L, **J10L**: May use FHLMC 5520 and FHLMC 5120.
7. J51L, **J101**: May use FNMA Note 3528 and Rider 3187.

AURORA LOAN SERVICES
A Lehman Brothers Company

Aurora Classic
Wholesale Lending

Information as of January 14, 2008. Subject to change.

Classic First Lien Products:

- Fixed-Rate, 5/1, 5/6, 10/1 and 10/6 Hybrid-LIBOR and 6-Month LIBOR Products
- 10-Year Interest-Only Option Available on 30-Year Term Products
- 3-Year Hard, 3-Year Soft and 1-Year Hard Prepayment Penalty Options
- Max QDTI[9]:

Non-Traditional Products[9]:	QDTI Traditional Products[9]:	DU Loans:
• Full/Stated: 50%	• Full/Stated: 45%	• Full Doc: No Limitations; • Stated Doc: 45%

FULL/ALT DOC

	Purch, R/T, EXPR/T		DC[1], Cash Out[1]				
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units	Occupancy	Credit Score[2]
$500,000	95	95	80	90	1-2	O/O	680
$650,000	90	95	80	90	1-2	O/O	680
$1,000,000	80	90	80	90	1-2	O/O	680
$1,500,000	75	90	70	85	1-2	O/O	680
$2,000,000	70	90	65	70	1-2	O/O	680
$300,000	85	85	N/A	N/A	3-4	O/O	680
$400,000	80	85	N/A	N/A	3-4	O/O	680
$650,000	75	80	N/A	N/A	3-4	O/O	680
$2,000,000	65	80	N/A	N/A	3-4	O/O	680
$400,000	85	85	80	80	1	SH[5]	680
$650,000	80	85	75	80	1	SH[5]	680
$1,500,000	75	80	70	75	1	SH[5]	680
$2,000,000	65	80	N/A	N/A	1	SH[5]	680

STATED DOC

	Purch, R/T, EXPR/T		DC[1, 4], Cash Out[1, 4]				
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units[4]	Occupancy	Credit Score[2]
$400,000	85	95	80	90	1-2	O/O	680
$650,000	80	90	75	80	1-2	O/O	680
$1,000,000	80	90	70	75	1-2	O/O	680
$1,500,000	70	80	70	75	1-2	O/O	680
$2,000,000	65	80	60	70	1-2	O/O	680

1 – Maximum $200,000 cash out to borrower. Cash out includes proceeds used to pay off debt; 2 – Credit score for primary income borrower used for all loans (see Credit topic); 4 – 1-unit properties only for Debt Consolidation or Cash Out transactions; 5 – First time homebuyers (borrowers who have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months) are not eligible. 9 – See Qualifying topic for QDTI, Non-Traditional and Traditional Product definitions.

GEOGRAPHIC RESTRICTIONS	**Location-Specific Restrictions:**
	• See *Geographic Restrictions Matrix* (*Form 504*) for location-specific geographic restrictions.
	• Massachusetts and Minnesota:
	  • ARMs are qualified using the higher of the note rate or fully-indexed rate.
	  • Minnesota Only - No Stated Doc loans if O/O or SH.
	• Declining Markets: Declining markets are defined as ANY property located in Arizona, California, Florida, Michigan, Nevada, and Ohio AND/OR any property identified by DU or the appraiser as in a declining market.
	  • LTV/CLTV/HCLTV Maximums:
	    • Existing Single Family: Reduce LTV/CLTV by 5%
	    • All Condos, 2-to 4-unit properties and New (never occupied) Single Family: Reduce LTV/CLTV by 10%
	  • Additional Requirements for Condos and 2-4 unit properties:
	    • Investor concentration limited to 30% in condo projects.
	    • 12 month seasoning required on all refinance transactions.
	    • The following transactions are not eligible:
	      • Newly constructed condo projects (≤2 years old)
	      • Condo conversions after 2005
	      • Debt Consolidation or Cash-out Refinances
	      • Non-owner occupied properties
	• See Appraisal topic for additional requirements.

DOCUMENTATION	• Full/Alt Doc and Stated Documentation programs available. Stated Documentation refers to loans processed with income, employment and asset documentation which are more relaxed than traditional FNMA or FHLMC Full Documentation requirements. Specific guidelines for Stated Doc type are outlined below.
	• Full/Alt Documentation may be required if:
	  • The initial application is incomplete or missing from the submission package.
	  • Loan request is not commensurate with the borrower's credit profile.
	  • Property is unique or otherwise has limited marketability.
	  • File contains documentation which suggests borrower's income is not accurately stated on the signed 1003 (i.e., bank statements showing payroll direct deposits with a deposit amount significantly lower than that reported on the signed 1003).
	  • Files that do not have valid or usable credit scores.
	• When applicable, non-employment income sources will be closely reviewed for reasonableness. If reasonableness cannot be determined, underwriting reserves the right to require documentation to support the reasonableness (i.e., underwriting may request: recent account statement to support assets available after closing to generate stated interest income, evidence an income-generating property is owned free and clear, etc.).

Full/Alt Doc	• Standard FNMA full or alternative documentation may be provided. Additional information can be found in *Underwriting Guidelines*. • Assets must be verified for reserves, closing costs, required down payment. • IRS 4506 is required when tax returns are used to verify income. • Verbal VOE required 5 days prior to closing for wage-earner income sources. • Income, employment and assets are stated and verified. • Liabilities are itemized and real estate owned stated.

Stated Doc	• Income/Employment:
	  • Employment must be disclosed on the signed 1003 covering a two-year period.
	  • All income sources must be itemized on the signed 1003.
	  • Income reasonableness review is to be based on income amount stated on the 1003, and must be supported by time on the job, job title, job location, employer, employment history and industry, verified assets and credit depth.
	  • Verification of income is not required but income must be validated using Form 705-MSSD (705-NVSD if located in Nevada), which requires use of an electronic salary verification tool. A copy of the salary validation documentation and a completed Form 705 must be included in the file.
	  • 5 days prior to closing: Verbal VOE required or if self-employed, an independent written confirmation of self-employment is required (i.e., copy of business license, letter from CPA verifying length and existence of business, etc.). Two continuous years of self-employment in same business are expected.
	  • IRS 4506 is not required.
	• Liabilities are itemized – properties owned are stated.
	• Assets must be verified for reserves, closing costs and required down payment.
	• Ratios are calculated based on stated income.

DESKTOP UNDERWRITER®	• It is expressly agreed that acceptance by Aurora of a loan application package containing an approval from an automated underwriting system shall not be construed as a commitment to lend. It is also agreed that in the event of a discrepancy between the data validated by Aurora's review of the file and the data entered in the automated underwriting system, the findings of the automated underwriting system shall be considered null and void and Aurora shall have no obligation to fund the loan.
DU Decisions	• Approve/Eligible. • Expanded Approval (EA) determinations are not acceptable. • Approve/Ineligible. Ineligible classifications are acceptable if the reason for ineligibility is based on a parameter that is outside of FNMA's guidelines but within Aurora's. An acceptable ineligible classification would be for loan amounts above FNMA limits. • All conditions outlined in the Findings Report must be satisfied.
DU Full/Alt Doc	• Maximum $650,000 Total Aurora Financing. • Credit score must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score. • Full URAR required. All standard property guidelines must be met. • Employment, income, housing, and assets are to be documented as recommended by DU. • Must meet down payment requirements as outlined in Required Down Payment topic.

	• Mortgage insurance coverage must be obtained as outlined in the Mortgage Insurance topic. The following are not available: Reduced MI, Lower-cost MI or Customized MI. • No DTI limitations.

DU Stated Doc	• Loans must be processed in accordance with Stated Doc guidelines.
	• Maximum $650,000 Total Aurora Financing.
	• Maximum 80% CLTV/HCLTV.
	• Credit review:
	  • Credit score (but not number of tradelines) must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score.
	  • No 60-day mortgage lates in past 24 months.
	  • Validate data entry or findings to ensure that all debts have been included in long-term debt ratio.
	• Full URAR required. All property guidelines outlined in Aurora Underwriting Guidelines must be met.
	• Assets must be verified to meet reserve requirements and down payment requirements. Verified assets must meet both Aurora's requirements (require two consecutive months bank statements or VOD) and DU's requirements.
	• Maximum 45% DTI ratio.

PROPERTY TYPES *(Refer to Aurora Underwriting Guidelines for additional details.)*	

PROPERTY ELIGIBILITY	**Property Type:** • *See Underwriting Guidelines for additional details. See LTV/CLTV/HCLTV matrices for variances; i.e., second homes eligible for 1-unit only, etc.* • *Property may not be located in a project within Aurora's Ineligible Projects List*	**Eligible**
	Single Family Residence	Yes
	2 units	Yes
	3-4 unit Dwellings	Yes
	Eligible Warrantable Condominium Project Reviews: • Limited Review- New Project/Site Condos only (Type P) • Limited Review- Established Projects (including established 2- to 4-unit projects) (Type Q) • CPM Expedited Review or Lender Full Review – New Projects (Type R) • CPM Expedited Review or Lender Full Review – Established (including established 2- to 4-Unit Projects) (Type S) • Fannie Mae Review (Type T) • FHA approved projects (Type U)	Yes
	Non-Warrantable	No
	Condotels	No
	Co-Ops – See Cooperative Program Profile	Yes
	PUDs meeting FNMA or FHLMC requirements	Yes
	Mixed-Use	Yes
	Model Home Lease Backs	No
	>10 acres (Note: regardless of acreage size, land value should not exceed 35%. Exceptions considered on a case-by-case basis)	No
	Rural – up to 10 acres allowed if supported by comparable sales.	Yes
	Mobile homes	No
	Manufactured homes	No
	Modular/Prefab	Yes
	Other property types considered case-by-case. See Underwriting Guidelines for additional information	No

OCCUPANCY	• Primary Residence (O/O) or Second Homes (SH) are eligible. • Investment Properties (N/O/O) are not eligible.
ELIGIBLE BORROWERS	• U.S. Citizens, Resident Aliens, Non-Occupying Co-Borrowers and Co-Signers. • Title may be taken in the name of trustee for an Inter Vivos Revocable Trust (refer to Form 407 for complete eligibility details and Form 407-LivT for closing details). Title may not be taken in the name of a trustee for a Land or Blind Trust.
First Time Homebuyer	• First Time Homebuyers (FTHB): This status applies when all owner-occupant borrowers of the subject property have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months. FTHB are ineligible for financing SH properties. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves.
Resident Aliens	• Lawful resident aliens are eligible for the same financing as U.S. citizens if they can provide evidence of lawful residency and they meet all of the same credit standards as U.S. citizens. • A copy of the borrower's identification or a processor's certification *(Form 408)* is required to verify review of the acceptable documentation that evidences borrower is eligible to lawfully reside in the U.S. • Borrowers with diplomatic immunity are not eligible. • Borrower must be employed in the U.S. • Income must be likely to continue for at least 3 years.
Non-Occupying Co-Borrowers	Non-occupying co-borrowers are acceptable when the following can be met: • Occupant borrower's DTI ratio may not exceed 50%. • Occupant borrower must contribute 5% from their own resources. • All borrowers must be close relatives. • Non-occupying co-borrower may be a co-signer/guarantor, obligated for repayment of the debt but not required to take title.

QUALIFYING		
Qualifying Housing Payment (Refer to Underwriting Guidelines for calculation details.)	**Non-Traditional Products**	**Qualifying Housing Payment**
	• Interest-only loans (all products with an interest-only feature, including fixed-rate loans)	• The principal and interest payment will be used; if ARM loan, use the higher of the note rate or fully-indexed rate to calculate the P&I
	• Massachusetts and Minnesota ARM loans	• Use the higher of the note rate or fully-indexed rate
	Traditional Products	**Qualifying Housing Payment**
	• Classic fixed-rate and ARM loans without an interest-only feature	• Use the initial note rate to calculate the payment
Qualifying DTI (QDTI) (Refer to Underwriting Guidelines for calculation details.)	• QDTI refers to the qualifying DTI ratio. The QDTI includes the Qualifying Housing Payment, as defined above, plus all other debt.	
Fully-Indexed Rate	• The fully-indexed rate is the index plus the margin rounded to the nearest .125%.	
VALUE FOR LTV/CLTV/HCLTV CALCULATION	See Section 8, Definitions.	
Purchase	• Use lesser of current appraised value or acquisition cost to calculate LTV/CLTV/HCLTV.	
Rate/Term and Expanded Rate/Term	• Use current appraised value to calculate LTV/CLTV/HCLTV. • Properties listed for sale in the past 6 months, and subsequently withdrawn from the market, are eligible for Rate/Term or Expanded Rate/Term transactions. The LTV is determined using lesser of value or 90% or the listing price. File to contain evidence of cancelled listing. • All refinances must pass Aurora's Net Tangible Benefit test (see Form 701). • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	
Debt Consolidation and Cash Out	• LTV/CLTV/HCLTV >75% and property owned <12 months, use lesser of current appraised value or acquisition cost + cost of documented home improvements. • LTV/CLTV/HCLTV ≤75%, use current appraised value. • If property owned ≥12 months, use current appraised value. • Properties recently listed for sale are not eligible. • All refinances must pass Aurora's Net Tangible Benefit test (see Form 701). • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	
MAXIMUM CASH OUT	• Cash Out transactions– The borrower may receive up to $200,000 loan proceeds unless otherwise limited by the applicable mortgage insurer. • Debt Consolidation transactions– Loan proceeds used for the payoff of debt are limited to the maximum cash out limits per each Program Profile (i.e., if maximum cash out is $200,000, only $200,000 of the loan amount may be used for the payoff of debt). Cash out limits also include any incidental cash to borrower at closing which may not exceed the greater of 2% of the loan amount or $2,000. See MI topic for company-specific requirements.	
TEMPORARY BUYDOWNS	• Not permitted.	
CREDIT **General**	• Credit Report—3 file merged credit report or RMCR required. • Credit Score—Use lower of 2 or middle of 3 to determine each borrower's *representative* score. • All loans: The score of the primary income borrower (occupant borrower who earns >50% of the qualifying income) will be used for qualifying and pricing. If no occupant borrower earns >50% of the qualifying income, use the lowest representative score of all borrowers. Credit of co-borrowers (but not credit score) is expected to meet the below-listed credit requirements. • Only the primary income borrower must have a valid/useable credit score. • A valid/usable credit score is one that is generated based on a minimum of 3 trade lines being at least 2 or more years old and accurately reflecting the borrower's credit history. • Credit in accordance with below-listed guidelines is required (in addition to the minimum credit score) on all files. • Additional credit information can be found in Aurora Underwriting Guidelines.	
	Total Aurora Financing <$1,000,000	**Total Aurora Financing ≥$1,000,000**
Trade lines	• Min. 5 trades (3 must be ≥2 yrs).	• Min. 5 trades (3 must be ≥4 yrs).
Mortgage/Housing		
Documentation	• 12 months documentation • Borrowers without a documented housing history accepted if Full Doc and 6 months reserves.	• 24 months documentation • Borrowers without a documented housing history, including those not currently obligated for housing payments, are not eligible.
History	• 0x30 in past 2 years.	• 0x30 in past 4 years.
Installment[1]	• 1x30 in past 2 years.	• 1x30 in past 4 years.
Revolving[1]	• 2x30 & 1x60 in past 2 years.	• 2x30 & 1x60 in past 4 years.
Bankruptcy	• None ever.	• None ever.
Foreclosure	• None ever.	• None ever.
Major Derogatory[1] *(collections, judgments, etc.)*	• None in past 2 years.	• None in past 4 years.

1 – Detailed review of installment, revolving and major derogatory accounts for credit determination may be waived if the borrower's credit score meets the minimum required and is not less than 660. However, all delinquent or derogatory credit must be reviewed for compliance with payoff requirements outlined in Aurora Underwriting Guidelines.

Total Aurora Financing ≥$1,000,000	• Subject must be in a strong market of similarly-priced homes. The relationship between final value and predominant value should be reasonable. • If nature of borrower's employment is not evident, file should contain a brief narrative explaining it. • Borrowers are expected to have an above-average verified asset base. See Cash Reserves topic for additional details.
CASH RESERVES	• Funds must be from borrower's own resources (not from borrower's business). Funds must be available to the borrower prior-to- and after-closing. Proceeds from the transaction (i.e., refinance proceeds, etc.) or sale of assets may not be used to meet cash reserves requirements. • FTHB without 12 month housing history must be Full Doc and have 6 months reserves. • Reserve requirements are based off of the Qualifying Housing Payment. This primarily impacts Non-Traditional products where the qualifying payment may be higher than the initial payment. (For example: The qualifying payment on Classic Interest-Only loans will be based on the principal and interest payment; if ARM loan, use the higher of the note rate or fully-indexed rate to calculate the P&I.) See Qualifying topic for additional information on calculating the qualifying payment. • Reserves will be based on the Total Transaction Financing (total combined loan amount, First + Second).

Total Transaction Financing <$1,000,000	• Full Doc, O/O:
	  • Minimum 2 months PITI required for reserves.
	• Stated Doc, O/O and all SH Transactions:
	  • Minimum 6 months PITI required for reserves.

Total Transaction Financing ≥$1,000,000	• Full Doc:
	  • Purchase—minimum 6 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• **Stated Doc:**
	  • **6 months PITI if:**
	    • LTV/CLTV/HCLTV is ≤60%; or
	    • LTV/CLTV/HCLTV >60% when all of the following are present:
	      • Credit score is ≥720;
	      • Purchase, Rate/Term or Expanded Rate/Term; and
	      • No exceptions to loan amount or LTV have been granted.
	  • All other transactions require 12 months PITI.
	• Subject must be in a strong market of similarly priced homes. The relationship between final value and predominant value should be reasonable.
	• If nature of borrower's employment is not evident, file should contain a brief narrative explaining it.
	• Borrowers expected to have above-average verified asset base. See Cash Reserves topic.

REQUIRED DOWN PAYMENT	• If purchase, borrower must contribute at least 5% towards the transaction. • Full Doc, O/O: CLTV/HCLTV is ≤80% and there is no subordinate financing, the entire down payment may be from a gift.
GIFT FUNDS	• Donor must be a family member, domestic partner or someone with a demonstrated close relationship, non-profit organization, municipality or borrower's employer. However, seller-funded gift programs (such as Nehemiah) are not acceptable. • Gift letter required. • Transfer of funds or evidence of receipt must be documented. • Acceptable after a minimum down payment has been made by the borrower from their own resources. Refer to Required Down Payment topic above. • Gift funds may not be used for meeting reserve requirements.
CONTRIBUTIONS BY AN INTERESTED PARTY	• Contributions by an interested party may be used for closing costs, prepaids and other financing costs provided the maximum contribution does not exceed the limits below. • Total of the contribution percentage plus the LTV (or CLTV/HCLTV, if applicable) may not exceed 98%.
	Full and Stated Doc
	• 3% if CLTV/HCLTV >90% • 6% if CLTV/HCLTV 75.01-90% • 9% if CLTV/HCLTV ≤75%
SUBORDINATE FINANCING	• Private party subordinate financing is not permitted. • Terms of subordinate lien: No balloon within 5 years; payment must be sufficient to cover interest due. • Variable payments and Home Equity Lines of Credit are acceptable. • File must contain a copy of the note. • Loans must meet the most restrictive of the parameters for either the First Lien or the Second Lien.
MORTGAGE INSURANCE	• Loans with LTVs above 80% require mortgage insurance. • Acceptable mortgage insurers are GE (Genworth), MGIC, UG. Note: Not all MI companies will insure loans underwritten to these guidelines. See Form 449 regarding company-specific MI requirements for Classic loans. Clients should contact their local MI company for guidance.

MI Coverage	*LTV*	*Standard*	*Reduced Coverage 15 & 20 Yr. Loans*
	80.01 - 85%	12%	6%
	85.01 - 90%	25%	12%
	90.01 - 95%	30%	25%

APPRAISAL	
Declining Markets	• If property is in a declining market, the following additional requirements apply: • Declining markets: • Arizona • California • Florida • Michigan • Nevada • Ohio • Any market indicated as declining per DU Findings • Any property identified as declining market on the appraisal • Declining market requirements – **The Appraisal must indicate, in the neighborhood section of the appraisal report, that the market is declining. It is possible that some submarkets may not be declining. If the appraiser contends that to be the case, the burden lies with the appraiser to provide supporting empirical evidence that the neighborhood is stable or appreciating. Examples of supporting evidence include national recognized sources such as the OFHEO Home Price Index, SP/Case-Shiller Price Index, Data Quick, local MLS or tax records. Regardless, the following polices will still be in force; the appraisal:** • Must be completed within 90 days of closing **(Appraisals completed >90 days of closing are not eligible for updates. A new appraisal is required; for this purpose, Aurora will typically permit an exterior-only appraisal inspection with a new photograph of the front and street. However, Aurora reserves the right to require a new interior appraisal inspection.)** • Must include 2 competitive active listings or properties under contract • At least 2 comparables must have sold within 90 days (120 days for 2-4 units) • **Trainee appraisers may not complete/sign the appraisal.** • New Construction • 1 resale– preferably in same project • 1 resale listing within project • Condo conversions after 2005 are ineligible in declining markets • Maximum LTVs will be reduced; see Geographic Restrictions topic
<$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state licensed or state-certified appraiser required.
≥$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state-certified appraiser required.
	*Transaction Value = Greater of the sales price or appraised value.
Complex Properties	• Appraisals must be completed by a state-certified appraiser.
>$650,000 Loan Amount	• Interior photographs required.
MAXIMUM EXPOSURE	Aurora will limit its financing exposure to one borrower or group of borrowers as outlined below. This includes the total of all loans to all borrowers, including existing transactions (including loans serviced by other lenders on behalf of Aurora) and pending transactions. In the event of a concurrent Piggyback transaction, the Piggyback and First Lien loan will count as one loan. Maximum dollar thresholds still apply. Stand-alone transactions will be treated as individual loans even when placed behind an existing Aurora loan.

	O/O and SH	N/O/O
Aggregate of all financed transactions provided by Aurora	$6,000,000[1]	• 4 N/O/O loans not to exceed an aggregate amount of $1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions); or • 1 N/O/O if loan is >$1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions).
# of loans with Total Aurora Financing >80% LTV/CLTV/HCLTV	Two loans, regardless of occupancy	

1— Once the aggregate exposure exceeds $4,000,000, all additional loans must be either Classic or Alt-A.

Maximum Number of Financed Properties	
	In addition to the maximum exposure limitations, the maximum number of financed 1-4 unit properties (regardless of lending source) a borrower or group of borrowers may own is limited as outlined below. The subject property, all borrowers' primary residence properties and any properties pending financing are included in this total.

O/O	SH	N/O/O
No limit	10	10

PROPERTY OWNERSHIP HISTORY

- If SH and LTV/CLTV/HCLTV >80%:
  - At least 50% of borrower's properties must have been owned at least two years as of the date of funding, including subject property and any concurrent transactions.
- If SH and LTV/CLTV/HCLTV ≤80% and all owner occupied transactions:
  - File contains documentation evidencing borrower's experience owning multiple investment properties (two years of experience required); *or*
  - Borrower has acquired or is in the process of acquiring a maximum of (including subject property, if applicable):
    - ≤Two financed investment properties within the last six months; ***and/or***
    - ≤Four financed investment properties within the last two years.
  - All financed 1- to 4- unit investment properties (properties, not units), regardless of the source of financing will be considered in the above eligibility determination.
- See Underwriting Guidelines for more information.

SECTION 32 / HIGH COST LOAN

- Loans that are considered high cost loans as defined by federal and/or state laws and/or regulations are not eligible for funding by Aurora.
- First Liens, Conforming Loan Amounts: Total Points and Fees may not exceed 5% of the loan amount. Refer to *Form 720* for details regarding fees included in the 5% test.
- Total Broker Compensation (including yield spread premium or servicing released premium) may not exceed the greater of $3,750 or 5% of the original principal balance. Broker Compensation refers to fees paid to the Broker either by the Lender or directly by the borrower, and often financed as part of the loan.

INTEREST-ONLY (I-O)

- Payments are interest-only for the first 10 years and fully-amortizing for the remaining 20-year term. No negative amortization.
- The interest-only monthly payment is calculated each month based on the current balance. If borrower makes voluntary prepayments of principal during Interest-Only period, the subsequent monthly payments will be based on the lower principal balance.
- All Fixed-Rate Interest-Only loans must be closed using the FNMA InterestFirst℠ Note 3271 (and state-specific versions, as applicable, per FNMA) dated 1/01 or later.
- ARM loans use *Form 603E* to amend the ARM note and 603F to amend the ARM rider to the security instrument (see *Forms TOC* for additional details).

I-O ELIGIBILITY	Period	
	5-year I-O Period	Not permitted
	10-year I-O Period	All products with a 30-year term

PREPAYMENT PENALTY

- Permitted on transactions in accordance with state-specific restrictions as outlined on *Form 603A*.
- *Form 603A* includes instructions, legal documentation requirements and state restrictions.
- The prepayment penalty feature is an option, not a requirement. If a prepayment penalty feature is selected, the following overall (prepayment penalty period) and hard penalties should be selected.
  - All products
    - 3-year overall with 0 hard
    - 3-year overall with 3-year hard
    - 1-year overall with 1-year hard

ESCROW ACCOUNT

- When LTV ≤80%, borrowers may choose to waive monthly real estate tax and insurance impounds. Escrows may be waived on LTVs >80% only when mandatory escrow is prohibited by state regulations. See Price Adjustment Factors on the daily rate sheet for any price differential.

LEGAL DOCUMENTS

- Loans are to be closed using FNMA/FHLMC approved legal documents (including notes, riders and security instruments, state-specific where required). Beginning with all loans closed on or after 1/1/01, loans must be closed using FNMA/FHLMC document sets dated 1/01 or later.
- If title taken in the name of a trustee, refer to Form 407-LivT for signature requirements.

Product Features	Fixed-Rate	5/6 Hybrid-LIBOR	10/6 Hybrid-LIBOR	10/1 Hybrid-LIBOR	5/1 Hybrid-LIBOR
Product Codes	J30F - 25 or 30 Year J20F - 20 Year J15F - 10 or 15 Year	J56L - 30 Year Fixed for 5 yrs w/adjustments every 6 months thereafter	J10L - 30 Year Fixed for 10 yrs w/adjustments every 6 months thereafter	J101 - 30 Year Fixed for 10 yrs w/adjustments every 12 months thereafter	J51L – 30Year Fixed for 5 yrs w/adjustments every 12 months thereafter
Caps[1]	N/A	6/2/6	6/2/6	5/2/5	5/2/5
Floor	N/A	Margin	Margin	Margin	None
Index	N/A	6-Month LIBOR	6-Month LIBOR	1-Year LIBOR	1-Year LIBOR
Margin	N/A	See Rate Sheet	See Rate Sheet	See Rate Sheet	See Rate Sheet
FNMA/FHLMC Note[2, 3]	3200	3520[6] & *Form 1201*	3520[6] & *Form 1201*	FHLMC 5531[7]	FHLMC 5531[7]
Note Addendum	N/A	N/A	N/A	N/A	N/A
Security Instrument	State Specific	State Specific	State Specific	State Specific	State Specific
FNMA/FHLMC Rider	N/A	3138[6] & *Form 1202*	3138[6] & *Form 1202*	FHLMC 5131[7]	FHLMC 5131[7]
Disclosure[4]	N/A	611 or 611-IO	613 or 613-IO	617 or 617-IO	622 or 622-IO
Assumable	No	No	No	Yes during ARM period	Yes during ARM period
Convertible	No	No	No	No	No

1. Caps = **Initial Cap** (Max increase or decrease at first Change Date) / **Periodic Cap** (Max periodic increase or decrease after the first Change Date) / **Life Cap** (Max increase in interest rate over the initial rate during the life of the loan).
2. State-specific forms or multi-state modified for state-specific use as identified by Fannie Mae must be used.
3. Must use FNMA InterestFirst℠ Note 3271, dated 1/01 or later, for all Fixed-Rate Interest-Only products.
4. *May use any format provided disclosures are in full compliance with all federal regulations and given to the borrower within the required time frame.*
6. J56L, **J10L**: May use FHLMC 5520 and FHLMC 5120.
7. J51L, **J101**: May use FNMA Note 3528 and Rider 3187.

AURORA LOAN SERVICES
A Lehman Brothers Company

Aurora Classic

Consumer Direct Lending - Internal Use Only

Information as of February 8, 2008. Subject to change.

Classic First Lien Products:

- Fixed-Rate, 5/1, 5/6, 10/1 and 10/6 Hybrid-LIBOR and 6-Month LIBOR Products
- 10-Year Interest-Only Option Available on 30-Year Term Products
- 3-Year Hard, 3-Year Soft and 1-Year Hard Prepayment Penalty Options
- Max QDTI[9]:
  - LTV/CLTV/HCLTV <=90%: 45%
  - LTV/CLTV/HCLTV > 90%: 40%

FULL/ALT DOC

	Purch, R/T, EXPR/T		DC[1], Cash Out[1]				
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units	Occupancy	Credit Score[2]
$500,000	95	95	80	90	1-2	O/O	680
$650,000	90	95	80	90	1-2	O/O	680
$1,000,000	80	90	80	90	1-2	O/O	680
$1,500,000	75	90	70	85	1-2	O/O	680
$2,000,000	70	90	65	70	1-2	O/O	680
$300,000	85	85	N/A	N/A	3-4	O/O	680
$400,000	80	85	N/A	N/A	3-4	O/O	680
$650,000	75	80	N/A	N/A	3-4	O/O	680
$2,000,000	65	80	N/A	N/A	3-4	O/O	680
$400,000	85	85	80	80	1	SH[5]	680
$650,000	80	85	75	80	1	SH[5]	680
$1,500,000	75	80	70	75	1	SH[5]	680
$2,000,000	65	80	N/A	N/A	1	SH[5]	680

STATED DOC

	Purch, R/T, EXPR/T		DC[1,4], Cash Out[1,4]				
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units[4]	Occupancy	Credit Score[2]
$400,000	85	95	80	90	1-2	O/O	680
$650,000	80	90	75	80	1-2	O/O	680
$1,000,000	80	90	70	75	1-2	O/O	680
$1,500,000	70	80	70	75	1-2	O/O	680
$2,000,000	65	80	60	70	1-2	O/O	680

1 – Maximum $200,000 cash out to borrower. Cash out includes proceeds used to pay off debt; 2 – Credit score of lowest scoring borrower used for all loans (see Credit topic); 4 – 1-unit properties only for Debt Consolidation or Cash Out transactions; 5 – First time homebuyers (borrowers who have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months) are not eligible. 9 – See Qualifying topic for QDTI

GEOGRAPHIC RESTRICTIONS	**Location-Specific Restrictions:**
	• See *Geographic Restrictions Matrix* (*Form 504*) for location-specific geographic restrictions.
	• Massachusetts and Minnesota: ARMs are qualified using the higher of the note rate or fully-indexed rate.
	• Declining Markets: Declining markets are defined as ANY property located in Arizona, California, Florida, Michigan, Nevada, and Ohio AND/OR any property identified by DU or the appraiser as in a declining market.
	  • LTV/CLTV/HCLTV Maximums:
	    • Existing Single Family: Reduce LTV/CLTV by 5%
	    • All Condos, 2-to 4-unit properties and New (never occupied) Single Family: Reduce LTV/CLTV by 10%
	  • Additional Requirements for Condos and 2-4 unit properties:
	    • Investor concentration limited to 30% in condo projects.
	    • 12 month seasoning required on all refinance transactions.
	    • The following transactions are <u>not eligible</u>:
	      • Newly constructed condo projects (≤2 years old)
	      • Condo conversions after 2005
	      • Debt Consolidation or Cash-out Refinances
	      • Non-owner occupied properties
	  • See Appraisal topic for additional requirements.

DOCUMENTATION	• Full/Alt Doc and Stated Documentation programs available. Stated Documentation refers to loans processed with income, employment and asset documentation which are more relaxed than traditional Full Documentation requirements. Specific guidelines for Stated Doc type are outlined below.
	• Full/Alt Documentation may be required if:
	  • The initial application is incomplete or missing from the submission package.
	  • Loan request is not commensurate with the borrower's credit profile.
	  • Property is unique or otherwise has limited marketability.
	  • File contains documentation which suggests borrower's income is not accurately stated on the signed 1003 (i.e., bank statements showing payroll direct deposits with a deposit amount significantly lower than that reported on the signed 1003).
	  • Files that do not have valid or usable credit scores.
	• When applicable, non-employment income sources will be closely reviewed for reasonableness. If reasonableness cannot be determined, underwriting reserves the right to require documentation to support the reasonableness (i.e., underwriting may request: recent account statement to support assets available after closing to generate stated interest income, evidence an income-generating property is owned free and clear, etc.).

Full/Alt Doc	• Standard Fannie Mae full or alternative documentation may be provided. Additional information can be found in *Underwriting Guidelines*. • Assets must be verified for reserves, closing costs, required down payment. • IRS 4506 is required when tax returns are used to verify income. • Verbal VOE required 5 days prior to closing for wage-earner income sources. • Income, employment and assets are stated and verified. • Liabilities are itemized and real estate owned stated.

Stated Doc (SIVA)	• Income/Employment:
	  • Employment must be disclosed on the signed 1003 covering a two-year period.
	  • All income sources must be itemized on the signed 1003.
	  • Income reasonableness review is to be based on income amount stated on the 1003, and must be supported by time on the job, job title, job location, employer, employment history and industry, verified assets and credit depth.
	  • Verification of income is not required but income must be validated using Form 705-MSSD (705-NVSD if located in Nevada), <u>which requires use of</u> an electronic salary verification tool. A copy of the salary validation documentation and a completed Form 705 must be included in the file.
	  • 5 days prior to closing: Verbal VOE required or if self-employed, an independent written confirmation of self-employment is required (i.e., copy of business license, letter from CPA verifying length and existence of business, etc.). Two continuous years of self-employment in same business are expected.
	  • IRS 4506 is not required.
	  • **All fixed-income sources must be full doc. This includes the following:**
	    • **Alimony, Maintenance, Child support**
	    • **Retirement, Pensions, Annuities; 401K distributions**
	    • **Long-term and short-term disability**
	    • **Car allowance**
	    • **Foster care**
	    • **Notes receivable**
	• Liabilities are itemized – properties owned are stated.
	• Assets must be verified for reserves, closing costs and required down payment.
	• Ratios are calculated based on stated income.

DU Decisions	• Approve/Eligible. • Expanded Approval (EA) determinations are not acceptable. • Approve/Ineligible. Ineligible classifications are acceptable if the reason for ineligibility is based on a parameter that is outside of Fannie Mae's guidelines but within Aurora's. An acceptable ineligible classification would be for loan amounts above conforming Mae limits. • All conditions outlined in the Findings Report must be satisfied.
DU Full/Alt Doc	• Maximum $650,000 Total Aurora Financing. • Credit score must meet Aurora's guidelines and definition of a valid/usable score; See Credit topic for definition of valid/usable score. **The lowest representative score for all borrowers will be used for qualifying.** • DTI must meet Aurora guidelines for all loans >80%. **For loans <=80%, DTI is limited to 55%.** • Full URAR required. All standard property guidelines must be met.

	• Employment, income, housing, and assets are to be documented as recommended by DU. • Must meet down payment requirements as outlined in Required Down Payment topic. • Mortgage insurance coverage must be obtained as outlined in the Mortgage Insurance topic. The following are not available: Reduced MI, Lower-cost MI or Customized MI.	

DU Stated Doc	• Loans must be processed in accordance with Stated Doc guidelines.
	• Maximum $650,000 Total Aurora Financing.
	• Maximum 80% CLTV/HCLTV.
	• Credit review:
	  • Credit score (but not number of tradelines) must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score.
	  • No 60-day mortgage lates in past 24 months.
	  • Validate data entry or findings to ensure that all debts have been included in long-term debt ratio.
	• Full URAR required. All property guidelines outlined in Aurora Underwriting Guidelines must be met.
	• Assets must be verified to meet reserve requirements and down payment requirements. Verified assets must meet both Aurora's requirements (require two consecutive months bank statements or VOD) and DU's requirements.
	• **DTI ratios must meet standard program guidelines.**	

PROPERTY TYPES *(Refer to Aurora Underwriting Guidelines for additional details.)*		
PROPERTY ELIGIBILITY	**Property Type:** • *See Underwriting Guidelines for additional details. See LTV/CLTV/HCLTV matrices for variances; i.e., second homes eligible for 1-unit only, etc.* • *Property may not be located in a project within Aurora's Ineligible Projects List*	**Eligible**
	Single Family Residence	Yes
	2 units	Yes
	3-4 unit Dwellings	Yes
	Eligible Warrantable Condominium Project Reviews: • Limited Review- New Project/Site Condos only (Type P) • Limited Review- Established Projects (including established 2- to 4-unit projects) (Type Q) • CPM Expedited Review or Lender Full Review – New Projects (Type R) • CPM Expedited Review or Lender Full Review – Established (including established 2- to 4-Unit Projects) (Type S) • Fannie Mae Review (Type T) • FHA approved projects (Type U)	Yes
	Non-Warrantable	No
	Condotels	No
	Co-Ops – See Cooperative Program Profile	Yes
	PUDs meeting FNMA or FHLMC requirements	Yes
	Mixed-Use	Yes
	Model Home Lease Backs	No
	>10 acres (Note: regardless of acreage size, land value should not exceed 35%. Exceptions considered on a case-by-case basis)	No
	Rural – up to 10 acres allowed if supported by comparable sales.	Yes
	Mobile homes	No
	Manufactured homes	No
	Modular/Prefab	Yes
	Other property types considered case-by-case. See Underwriting Guidelines for additional information	No

OCCUPANCY	• Primary Residence (O/O) or Second Homes (SH) are eligible. • Investment Properties (N/O/O) are not eligible.
ELIGIBLE BORROWERS	• U.S. Citizens, Resident Aliens, Non-Occupying Co-Borrowers and Co-Signers. • Title may be taken in the name of trustee for an Inter Vivos Revocable Trust (refer to Form 407 for complete eligibility details and Form 407-LivT for closing details). Title may not be taken in the name of a trustee for a Land or Blind Trust.
First Time Homebuyer	• First Time Homebuyers (FTHB): This status applies when all owner-occupant borrowers of the subject property have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months. • FTHB are ineligible for financing SH properties • FTHB without 12 month verified on-time housing history must be Full Doc and have 6 months reserves
Resident Aliens	• Lawful resident aliens are eligible for the same financing as U.S. citizens if they can provide evidence of lawful residency and they meet all of the same credit standards as U.S. citizens. • A copy of the borrower's identification or a processor's certification *(Form 408)* is required to verify review of the acceptable documentation that evidences borrower is eligible to lawfully reside in the U.S. • Borrowers with diplomatic immunity are not eligible. • Borrower must be employed in the U.S. • Income must be likely to continue for at least 3 years.
Non-Occupying Co-Borrowers	Non-occupying co-borrowers are acceptable when the following can be met: • Occupant borrower's DTI ratio may not exceed 35%. • Occupant borrower must contribute 5% from their own resources. • All borrowers must be close relatives. • Non-occupying co-borrower may be a co-signer/guarantor, obligated for repayment of the debt but not required to take title.
QUALIFYING	

Qualifying Housing Payment (Refer to Underwriting Guidelines for calculation details.)

Non-Traditional Products	Qualifying Housing Payment
• Interest-only loans (all products with an interest-only feature, including fixed-rate loans)	• The principal and interest payment will be used; if ARM loan, use the higher of the note rate or fully-indexed rate to calculate the P&I
• Massachusetts and Minnesota ARM loans	• Use the higher of the note rate or fully-indexed rate
Traditional Products	**Qualifying Housing Payment**
• Fixed-rate and ARM loans without an interest-only feature	• Use the initial note rate to calculate the payment

Qualifying DTI (QDTI) (Refer to Underwriting Guidelines for calculation details.)	• QDTI refers to the qualifying DTI ratio. The QDTI includes the Qualifying Housing Payment, as defined above, including full PITI, plus all other debt.
Fully-Indexed Rate	• The fully-indexed rate is the index plus the margin rounded to the nearest .125%.

PAYMENT SHOCK

Stated Doc loans must comply with the following payment shock limits and additional requirements. Payment shock exceeding the limits listed below make the loan ineligible for Stated documentation.

	Payment Shock	Reserves Required	2nd Signature Required
First Time Homebuyer	<=50%	Base Requirements	NO
	51-100%	Base Requirements plus 6 months	YES
Repeat Buyer	<=100%	Base Requirements	NO
	101-150%	Base Requirements plus 6 months	YES
	151- 200%	Base Requirements plus 12 months	YES

100% Payment shock means a new payment that is twice the current payment (100% increase).
Calculations:

- **For all OO transactions and if replacing or refinancing an existing SH or NOO, compare the difference in payment to the current payment (Calculations: (New Payment-Current Payment)/current payment)*100.**
- **If acquiring an additional SH or NOO property, compare new payment to primary residence (calculation: new payment/OO payment*100).**
- **A copy of the completed Form 550, Payment Shock and Reserves Calculator is to be in each Stated Doc file.**

The current payment:

- **Must have been at that amount for at least 12 months.**
- **May include an installment loan being paid off if it has a 12 month payment history.**

<table>
<tr><td>VALUE FOR LTV/CLTV/HCLTV CALCULATION</td><td colspan="2">See Section 8, Definitions.</td></tr>
<tr><td>Purchase</td><td colspan="2">• Use lesser of current appraised value or acquisition cost to calculate LTV/CLTV/HCLTV.</td></tr>
<tr><td>Refinances, all types</td><td colspan="2">• For properties owned less than 12 months, use lesser of acquisition cost or current appraisal.
• For properties owned at least 12 months, use current appraised value.
• Properties listed for sale in the past 6 months, and subsequently withdrawn from the market, are eligible for Rate/Term or Expanded Rate/Term transactions. The LTV is determined using lesser of value or 90% or the listing price. File to contain evidence of cancelled listing.
• All refinances must pass Aurora's Net Tangible Benefit test (see Form 701).
• Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the Texas Home Equity Program Profile for guidelines.</td></tr>
<tr><td>MAXIMUM CASH OUT</td><td colspan="2">• Rate/Term and Expanded Rate/Term Refinance: Incidental cash back is limited as indicated below or the loan will be considered a cash out refinance:
  • Loan amounts <=$417,000: the lesser of 2% or $2000
  • Loan amounts > $417,000: the lesser of 1% or $5000
• Cash Out transactions– The borrower may receive up to $200,000 loan proceeds unless otherwise limited by the applicable mortgage insurer.
• Debt Consolidation transactions– Loan proceeds used for the payoff of debt are limited to the maximum cash out limits per each Program Profile (i.e., if maximum cash out is $200,000, only $200,000 of the loan amount may be used for the payoff of debt). Cash out limits also include any incidental cash to borrower at closing which may not exceed the limits described in the R/T bullets above. See MI topic for company-specific requirements.</td></tr>
<tr><td>TEMPORARY BUYDOWNS</td><td colspan="2">• Not permitted.</td></tr>
<tr><td>CREDIT
General</td><td colspan="2">• Credit Report—3 file merged credit report or RMCR required.
• Credit Score—Use lower of 2 or middle of 3 to determine each borrower's representative score.
• The lowest representative credit score of all borrowers will be used for qualifying and pricing
• A valid/usable credit score is one that is generated based on a minimum of 3 trade lines being at least 2 or more years old and accurately reflecting the borrower's credit history.
• Credit in accordance with below-listed guidelines is required (in addition to the minimum credit score) on all files.
• Additional credit information can be found in Aurora Underwriting Guidelines.</td></tr>
<tr><td></td><td>Total Aurora Financing <$1,000,000</td><td>Total Aurora Financing ≥$1,000,000</td></tr>
<tr><td>Trade lines</td><td>• Min. 5 trades (3 must be ≥2 yrs).</td><td>• Min. 5 trades (3 must be ≥4 yrs).</td></tr>
<tr><td>Mortgage/Housing</td><td></td><td></td></tr>
<tr><td>Documentation</td><td>• 12 months documentation
• Borrowers without a documented housing history may be accepted if Full Doc and at least 6 months reserves. Additional reserves may be required based on payment shock
• Stated Doc loans: the housing history must reflect:
  • First time homebuyer – 12 months on-time verified rental history
  • Repeat Buyers: 0x30 on mortgage for past 12 months
  • If documentation provides longer history for either FTHB or repeat buyers, there may be no lates in last 24 months
  • No exceptions</td><td>• 24 months documentation
• Borrowers without a documented housing history, including those not currently obligated for housing payments, are not eligible.
• Stated Doc loans: Additional reserves may be required based on payment shock</td></tr>
<tr><td>History</td><td>• 0x30 in past 2 years.</td><td>• 0x30 in past 4 years.</td></tr>
<tr><td>Installment[1]</td><td>• 1x30 in past 2 years.</td><td>• 1x30 in past 4 years.</td></tr>
<tr><td>Revolving[1]</td><td>• 2x30 & 1x60 in past 2 years.</td><td>• 2x30 & 1x60 in past 4 years.</td></tr>
<tr><td>Bankruptcy</td><td>• None ever.</td><td>• None ever.</td></tr>
<tr><td>Foreclosure</td><td>• None ever.</td><td>• None ever.</td></tr>
<tr><td>Major Derogatory[1] (collections, judgements, etc.)</td><td>• None in past 2 years.</td><td>• None in past 4 years.</td></tr>
<tr><td colspan="3">1 – Detailed review of installment, revolving and major derogatory accounts for credit determination may be waived if the borrower's credit score meets the minimum required and is not less than 660. However, all delinquent or derogatory credit must be reviewed for compliance with payoff requirements outlined in Aurora Underwriting Guidelines.</td></tr>
</table>

Total Aurora Financing ≥$1,000,000	• Subject must be in a strong market of similarly-priced homes. The relationship between final value and predominant value should be reasonable. • If nature of borrower's employment is not evident, file should contain a brief narrative explaining it. • Borrowers are expected to have an above-average verified asset base. See Cash Reserves topic for additional details.
CASH RESERVES	• Funds must be from borrower's own resources (not from borrower's business). Funds must be available to the borrower prior-to- and after-closing. Proceeds from the transaction (i.e., refinance proceeds, etc.) or sale of assets may not be used to meet cash reserves requirements. • FTHB without 12 month housing history must be Full Doc and have at least 6 months reserves. • Reserve requirements are based on the Qualifying Housing Payment. This primarily impacts Non-Traditional products where the qualifying payment may be higher than the initial payment. See Qualifying topic for additional information on calculating the qualifying payment. • Reserves will be based on the Total Transaction Financing (total combined loan amount, First + Second). • **70% of borrower's portion of retirement funds permitted.** • **Cash out funds may NOT be used for reserves.**
Total Transaction Financing <$1,000,000	• Full Doc, O/O **1-2 unit**: Minimum 2 months PITI required for reserves. • **Full Doc 3-4 unit**, Stated Doc, O/O and all SH Transactions **(See Payment Shock for additional requirements)**: Minimum 6 months PITI required for reserves.

Total Transaction Financing ≥$1,000,000	• Full Doc:
	  • Purchase—minimum 6 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• **Stated Doc (See Payment Shock for additional requirements):**
	  • **6 months PITI if:**
	    • LTV/CLTV/HCLTV is ≤60%; or
	    • LTV/CLTV/HCLTV >60% when all of the following are present:
	      • Credit score is ≥720;
	      • Purchase, Rate/Term or Expanded Rate/Term; and
	      • No exceptions to loan amount or LTV have been granted.
	  • **All** other transactions require 12 months PITI.
	• Subject must be in a strong market of similarly priced homes. The relationship between final value and predominant value should be reasonable.
	• If nature of borrower's employment is not evident, file should contain a brief narrative explaining it.
	• Borrowers expected to have above-average verified asset base. See Cash Reserves topic.

REQUIRED DOWN PAYMENT	• If purchase, borrower must contribute at least 5% towards the transaction. • Full Doc, O/O: LTV is ≤80% and there is no subordinate financing, the entire down payment may be from a gift.
GIFT FUNDS	• Donor must be a family member, domestic partner or someone with a demonstrated close relationship, non-profit organization, municipality or borrower's employer. However, seller-funded gift programs (such as Nehemiah) are not acceptable. • Gift letter required. • Transfer of funds or evidence of receipt must be documented. • Not permitted on any Stated Doc transactions. • Acceptable after a minimum down payment has been made by the borrower from their own resources. Refer to Required Down Payment topic above. • Gift funds may not be used for meeting reserve requirements.

CONTRIBUTIONS BY AN INTERESTED PARTY	• Contributions by an interested party may be used for closing costs, prepaids and other financing costs provided the maximum contribution does not exceed the limits below.
	• Total of the contribution percentage plus the LTV (or CLTV/HCLTV, if applicable) may not exceed 98%.
	Full and Stated Doc
	  • 3% if CLTV/HCLTV >90%
	  • 6% if CLTV/HCLTV 75.01-90%
	  • 9% if CLTV/HCLTV ≤75%

SUBORDINATE FINANCING	• Private party subordinate financing is not permitted. • Terms of subordinate lien: No balloon within 5 years; payment must be sufficient to cover interest due. • Variable payments and Home Equity Lines of Credit are acceptable. • File must contain a copy of the note. • Loans must meet the most restrictive of the parameters for either the First Lien or the Second Lien.
MORTGAGE INSURANCE	• Loans with LTVs above 80% require mortgage insurance. • Acceptable mortgage insurers are GE (Genworth), MGIC, UG. Note: Not all MI companies will insure loans underwritten to these guidelines. See Form 449 regarding company-specific MI requirements for Classic loans. Clients should contact their local MI company for guidance.

Mortgage Insurance Coverage Requirements	*LTV*	*Standard*	*Reduced Coverage 15 & 20 Yr. Loans*
	80.01 - 85%	12%	6%
	85.01 - 90%	25%	12%
	90.01 - 95%	30%	25%

<table>
<tr><td colspan="2">APPRAISAL</td><td colspan="3"></td></tr>
<tr><td colspan="2">Declining Markets</td><td colspan="3">• If property is in a declining market, the following additional requirements apply:
• Declining markets:
• Arizona
• California
• Florida
• Michigan
• Nevada
• Ohio
• Any market indicated as declining per DU Findings
• Any property identified as declining market on the appraisal
• Declining market requirements – The Appraisal must indicate, in the neighborhood section of the appraisal report, that the market is declining. It is possible that some submarkets may not be declining. If the appraiser contends that to be the case, the burden lies with the appraiser to provide supporting empirical evidence that the neighborhood is stable or appreciating. Examples of supporting evidence include national recognized sources such as the OFHEO Home Price Index, SP/Case-Shiller Price Index, Data Quick, local MLS or tax records. Regardless, the following polices will still be in force; the appraisal:
• Must be completed within 90 days of closing (Appraisals completed >90 days of closing are not eligible for updates. A new appraisal is required; for this purpose, Aurora will typically permit an exterior-only appraisal inspection with a new photograph of the front and street. However, Aurora reserves the right to require a new interior appraisal inspection.)
• Must include 2 competitive active listings or properties under contract
• At least 2 comparables must have sold within 90 days (120 days for 2-4 units)
• Trainee appraisers may not complete/sign the appraisal.
• New Construction
• 1 resale– preferably in same project
• 1 resale listing within project
• Condo conversions after 2005 are ineligible in declining markets
• Maximum LTVs will be reduced; see Geographic Restrictions topic</td></tr>
<tr><td colspan="2"><$1,000,000
*Transaction Value</td><td colspan="3">• One traditional, full appraisal completed by a state licensed or state-certified appraiser required.</td></tr>
<tr><td colspan="2">≥$1,000,000
*Transaction Value</td><td colspan="3">• One traditional, full appraisal completed by a state-certified appraiser required.</td></tr>
<tr><td colspan="2"></td><td colspan="3">*Transaction Value = Greater of the sales price or appraised value.</td></tr>
<tr><td colspan="2">Complex Properties</td><td colspan="3">• Appraisals must be completed by a state-certified appraiser.</td></tr>
<tr><td colspan="2">>$650,000 Loan Amount</td><td colspan="3">• Interior photographs required.</td></tr>
<tr><td colspan="2" rowspan="5">MAXIMUM EXPOSURE</td><td colspan="3">Aurora will limit its financing exposure to one borrower or group of borrowers as outlined below. This includes the total of all loans to all borrowers, including existing transactions (including loans serviced by other lenders on behalf of Aurora) and pending transactions. In the event of a concurrent Piggyback transaction, the Piggyback and First Lien loan will count as one loan. Maximum dollar thresholds still apply. Stand-alone transactions will be treated as individual loans even when placed behind an existing Aurora loan.</td></tr>
<tr><td></td><td>O/O and SH</td><td>N/O/O</td></tr>
<tr><td>Aggregate of all financed transactions provided by Aurora</td><td>$6,000,000[1]</td><td>• 4 N/O/O loans not to exceed an aggregate amount of $1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions); or
• 1 N/O/O if loan is >$1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions).</td></tr>
<tr><td colspan="3">Maximum of two loans with total Aurora financing >80% LTV/CLTV/HCLTV, regardless of occupancy</td></tr>
<tr><td colspan="3">1— Once the aggregate exposure exceeds $4,000,000, all additional loans must be either Classic or Alt-A.</td></tr>
<tr><td colspan="2" rowspan="3">Maximum Number of Financed Properties</td><td colspan="3">In addition to the maximum exposure limitations, the maximum number of financed 1-4 unit properties (regardless of lending source) a borrower or group of borrowers may own is limited as outlined below. The subject property, all borrowers' primary residence properties and any properties pending financing are included in this total.</td></tr>
<tr><td>O/O</td><td>SH</td><td>N/O/O</td></tr>
<tr><td>No limit</td><td>10</td><td>10</td></tr>
</table>

PROPERTY OWNERSHIP HISTORY	• If SH and LTV/CLTV/HCLTV >80%:
	  • At least 50% of borrower's properties must have been owned at least two years as of the date of Funding, including subject property and any concurrent transactions.
	• If SH and LTV/CLTV/HCLTV ≤80% and all owner occupied transactions:
	  • File contains documentation evidencing borrower's experience owning multiple investment properties (two years of experience required); *or*
	  • Borrower has acquired or is in the process of acquiring a maximum of (including subject property, if applicable):
	    • ≤Two financed investment properties within the last six months; ***and/or***
	    • ≤Four financed investment properties within the last two years.
	  • All financed 1- to 4- unit investment properties (properties, not units), regardless of the source of financing will be considered in the above eligibility determination.
	• FTHB not eligible for SH
	• See Underwriting Guidelines for more information.

SECTION 32 / HIGH COST LOAN	• Loans that are considered high cost loans as defined by federal and/or state laws and/or regulations are not eligible for funding by Aurora. • First Liens, Conforming Loan Amounts: Total Points and Fees may not exceed 5% of the loan amount. Refer to *Form 720* for details regarding fees included in the 5% test.
INTEREST-ONLY (I-O)	• Payments are interest-only for the first 10 years and fully-amortizing for the remaining 20-year term. No negative amortization. • The interest-only monthly payment is calculated each month based on the current balance. If borrower makes voluntary prepayments of principal during Interest-Only period, the subsequent monthly payments will be based on the lower principal balance.

PREPAYMENT PENALTY	• Permitted on transactions in accordance with state-specific restrictions as outlined on *Form 603A*.
	• *Form 603A* includes instructions, legal documentation requirements and state restrictions.
	• The prepayment penalty feature is an option, not a requirement. If a prepayment penalty feature is selected, the following overall (prepayment penalty period) and hard penalties should be selected.
	  • All products
	    • 3-year overall with 0 hard
	    • 3-year overall with 3-year hard
	    • 1-year overall with 1-year hard

ESCROW ACCOUNT	• When LTV ≤80%, borrowers may choose to waive monthly real estate tax and insurance impounds. Escrows may be waived on LTVs >80% only when mandatory escrow is prohibited by state regulations. See Price Adjustment Factors on the daily rate sheet for any price differential.
LEGAL DOCUMENTS	• Loans are to be closed using FNMA/FHLMC approved legal documents (including notes, riders and security instruments, state-specific where required). Beginning with all loans closed on or after 1/1/01, loans must be closed using FNMA/FHLMC document sets dated 1/01 or later. • If title taken in the name of a trustee, refer to Form 407-LivT for signature requirements.

Product Features	**Fixed-Rate**	**5/6 Hybrid-LIBOR**	**10/6 Hybrid-LIBOR**	**10/1 Hybrid-LIBOR**	**5/1 Hybrid-LIBOR**
Product Codes	J30F - 25 or 30 Year J20F - 20 Year J15F - 10 or 15 Year	J56L - 30 Year Fixed for 5 yrs w/adjustments every 6 months thereafter	J10L - 30 Year Fixed for 10 yrs w/adjustments every 6 months thereafter	J101 - 30 Year Fixed for 10 yrs w/adjustments every 12 months thereafter	J51L – 30Year Fixed for 5 yrs w/adjustments every 12 months thereafter
Caps[1]	N/A	6/2/6	6/2/6	5/2/5	5/2/5
Floor	N/A	Margin	Margin	Margin	None
Index	N/A	6-Month LIBOR	6-Month LIBOR	1-Year LIBOR	1-Year LIBOR
Margin	N/A	See Rate Sheet	See Rate Sheet	See Rate Sheet	See Rate Sheet
FNMA/FHLMC Note[2,3]	3200	3520[6] & *Form 1201*	3520[6] & *Form 1201*	FHLMC 5531[7]	FHLMC 5531[7]
Note Addendum	N/A	N/A	N/A	N/A	N/A
Security Instrument	State Specific	State Specific	State Specific	State Specific	State Specific
FNMA/FHLMC Rider	N/A	3138[6] & *Form 1202*	3138[6] & *Form 1202*	FHLMC 5131[7]	FHLMC 5131[7]
Disclosure[4]	N/A	611 or 611-IO	613 or 613-IO	617 or 617-IO	622 or 622-IO
Assumable	No	No	No	Yes during ARM period	Yes during ARM period
Convertible	No	No	No	No	No

1. Caps = **Initial Cap** (Max increase or decrease at first Change Date) / **Periodic Cap** (Max periodic increase or decrease after the first Change Date) / **Life Cap** (Max increase in interest rate over the initial rate during the life of the loan).
2. State-specific forms or multi-state modified for state-specific use as identified by Fannie Mae must be used.
3. Must use FNMA InterestFirst℠ Note 3271, dated 1/01 or later, for all Fixed-Rate Interest-Only products.
4. *May use any format provided disclosures are in full compliance with all federal regulations and given to the borrower within the required time frame.*
6. J56L, **J10L**: May use FHLMC 5520 and FHLMC 5120.
7. J51L, **J101**: May use FNMA Note 3528 and Rider 3187.

AURORA LOAN SERVICES

A Lehman Brothers Company

Aurora Classic

Consumer Direct Lending - Internal Use Only

Information as of February 29, 2008. Subject to change.

Classic First Lien Products:

- Fixed-Rate, 5/1, 5/6, 10/1 and 10/6 Hybrid-LIBOR and 6-Month LIBOR Products
- 10-Year Interest-Only Option Available on 30-Year Term Products
- 3-Year Hard, 3-Year Soft and 1-Year Hard Prepayment Penalty Options
- Max QDTI[9]:
  - LTV/CLTV/HCLTV <=90%: 45%
  - LTV/CLTV/HCLTV > 90%: 40%

FULL/ALT DOC

	Purch, R/T, EXPR/T		DC[1], Cash Out[1]				
Balance	**LTV**	**CLTV/ HCLTV**	**LTV**	**CLTV/ HCLTV**	**Units**	**Occupancy**	**Credit Score[2]**
$500,000	95	95	80	90	1-2	O/O	680
$650,000	90	95	80	90	1-2	O/O	680
$1,000,000	80	90	80	90	1-2	O/O	680
$1,500,000	75	90	70	85	1-2	O/O	680
$2,000,000	70	90	65	70	1-2	O/O	680
$300,000	85	85	N/A	N/A	3-4	O/O	680
$400,000	80	85	N/A	N/A	3-4	O/O	680
$650,000	75	80	N/A	N/A	3-4	O/O	680
$2,000,000	65	80	N/A	N/A	3-4	O/O	680
$400,000	85	85	80	80	1	SH[5]	680
$650,000	80	85	75	80	1	SH[5]	680
$1,500,000	75	80	70	75	1	SH[5]	680
$2,000,000	65	80	N/A	N/A	1	SH[5]	680

STATED DOC

	Purch, R/T, EXPR/T		DC[1, 4], Cash Out[1, 4]				
Balance	**LTV**	**CLTV/ HCLTV**	**LTV**	**CLTV/ HCLTV**	**Units[4]**	**Occupancy**	**Credit Score[2]**
$400,000	85	95	80	90	1-2	O/O	680
$650,000	80	90	75	80	1-2	O/O	680
$1,000,000	80	90	70	75	1-2	O/O	680
$1,500,000	70	80	70	75	1-2	O/O	680
$2,000,000	65	80	60	70	1-2	O/O	680

1 – Maximum $200,000 cash out to borrower. Cash out includes proceeds used to pay off debt; 2 – Credit score **of lowest scoring** borrower used for all loans (see Credit topic); 4 – 1-unit properties only for Debt Consolidation or Cash Out transactions; 5 – First time homebuyers (borrowers who have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months) are not eligible. 9 – See Qualifying topic for QDTI

GEOGRAPHIC RESTRICTIONS	**Location-Specific Restrictions:**
	• See *Geographic Restrictions Matrix* (*Form 504*) for location-specific geographic restrictions.
	• Massachusetts and Minnesota:
	  • ARMs are qualified using the higher of the note rate or fully-indexed rate.
	  • **Massachusetts, no purchase transactions.**
	• **Maine**
	  • **No Stated Doc with interest-only.**
	• Declining Markets: Declining markets are defined as ANY property located in Arizona, California, Florida, Michigan, Nevada, and Ohio AND/OR any property identified by DU or the appraiser as in a declining market.
	  • LTV/CLTV/HCLTV Maximums:
	    • Existing Single Family: Reduce LTV/CLTV by 5%
	    • All Condos, 2-to 4-unit properties and New (never occupied) Single Family: Reduce LTV/CLTV by 10%
	  • Additional Requirements for Condos and 2-4 unit properties:
	    • Investor concentration limited to 30% in condo projects.
	    • 12 month seasoning required on all refinance transactions.
	    • The following transactions are <u>not eligible</u>:
	      • Newly constructed condo projects (≤2 years old)
	      • Condo conversions after 2005
	      • Debt Consolidation or Cash-out Refinances
	      • Non-owner occupied properties
	  • See Appraisal topic for additional requirements.

DOCUMENTATION	• Full/Alt Doc and Stated Documentation programs available. Stated Documentation refers to loans processed with income, employment and asset documentation which are more relaxed than traditional Full Documentation requirements. Specific guidelines for Stated Doc type are outlined below.
	• Full/Alt Documentation may be required if:
	  • The initial application is incomplete or missing from the submission package.
	  • Loan request is not commensurate with the borrower's credit profile.
	  • Property is unique or otherwise has limited marketability.
	  • File contains documentation which suggests borrower's income is not accurately stated on the signed 1003 (i.e., bank statements showing payroll direct deposits with a deposit amount significantly lower than that reported on the signed 1003).
	  • Files that do not have valid or usable credit scores.
	• When applicable, non-employment income sources will be closely reviewed for reasonableness. If reasonableness cannot be determined, underwriting reserves the right to require documentation to support the reasonableness (i.e., underwriting may request: recent account statement to support assets available after closing to generate stated interest income, evidence an income-generating property is owned free and clear, etc.).

Full/Alt Doc	• Standard Fannie Mae full or alternative documentation may be provided. Additional information can be found in *Underwriting Guidelines*. • **Wage Earner and Fixed Income always require full income documentation.** • Assets must be verified for reserves, closing costs, required down payment. • IRS 4506 is required when tax returns are used to verify income. • Verbal VOE required 5 days prior to closing for wage-earner income sources. • Income, employment and assets are stated and verified. • Liabilities are itemized and real estate owned stated.
Stated Doc (SIVA) **Wage Earner**	• **Not Permitted as Stated Income.** • **Examples of Wage Earner Income (not an inclusive list)** hourly employees, tip income, commissions
Fixed Income	• Not Permitted as Stated Income. • Examples of Fixed Income include but is not limited to: Alimony, Child Support, Pension, Social Security, Note Income, Foster Care, Annuities

Self Employed with other sources of Income	• **If a loan application shows income from multiple sources, self-employment income <u>may</u> be stated and wage earner income and fixed income <u>must</u> be verified.**
	• It is acceptable to have a loan file with income that is fully verified as well as income that is permitted to be stated.
	• Self-employed income.
	  • Rental income is eligible as self-employed income.
	  • Income must be validated using Form 705-MSSD (705-NVSD if located in Nevada),
	  • Income reasonableness review is to be based on income amount stated on the 1003, and must be <u>supported by time of self employment, type of business, geographical area, and size of business.</u>
	  • 5 days prior to closing: <u>a letter from the CPA who prepares the tax returns for the borrower is required. The Underwriter must validate all of the information contained in the letter using a third party source and document the loan file.</u>
	• Ratios are calculated based on stated and verified income.
	• Employment must be disclosed on the signed 1003 covering a two-year period.
	• All income sources must be itemized on the signed 1003.
	• Liabilities are itemized – properties owned are stated
	• Assets must be verified for reserves, closing costs and required down payment.
	• The loan will be priced as a stated income loan and coded accordingly in TMO.

Self Employed and Rental Income	• Self-employed income.
	  • Rental income is eligible as self-employed income.
	  • Income must be validated using Form 705-MSSD (705-NVSD if located in Nevada),
	  • Income reasonableness review is to be based on income amount stated on the 1003, and must be <u>supported by time of self employment, type of business, geographical area, and size of business.</u>
	  • 5 days prior to closing: <u>a letter from the CPA who prepares the tax returns for the borrower is</u>

	<u>required. The Underwriter must validate all of the information contained in the letter using a third party source and document the loan file.</u> • Ratios are calculated based on stated. • Employment must be disclosed on the signed 1003 covering a two-year period. • All income sources must be itemized on the signed 1003. • Liabilities are itemized – properties owned are stated. • Assets must be verified for reserves, closing costs and required down payment.	
DU Decisions	• Approve/Eligible. • Expanded Approval (EA) determinations are not acceptable. • Approve/Ineligible. Ineligible classifications are acceptable if the reason for ineligibility is based on a parameter that is outside of Fannie Mae's guidelines but within Aurora's. An acceptable ineligible classification would be for loan amounts above conforming Mae limits. • All conditions outlined in the Findings Report must be satisfied.	
DU Full/Alt Doc Eligibility	• Maximum $650,000 Total Aurora Financing. • Credit score must meet Aurora's guidelines and definition of a valid/usable score; See Credit topic for definition of valid/usable score. The lowest representative score for all borrowers will be used for qualifying. • DTI must meet Aurora guidelines for all loans >80%. For loans <=80%, DTI is limited to 55%. • Full URAR required. All standard property guidelines must be met. • Employment, income, housing, and assets are to be documented as recommended by DU. • Must meet down payment requirements as outlined in Required Down Payment topic. • Mortgage insurance coverage must be obtained as outlined in the Mortgage Insurance topic. The following are not available: Reduced MI, Lower-cost MI or Customized MI.	

DU Stated Doc Eligibility	• **Loans must be processed in accordance with Stated Doc guidelines. – Wage Earners and Fixed Income Sources are not allowed to be processed as Stated.**
	• Maximum $650,000 Total Aurora Financing.
	• Maximum 80% CLTV/HCLTV.
	• Credit review:
	  • Credit score (but not number of tradelines) must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score.
	  • No 60-day mortgage lates in past 24 months.
	  • Validate data entry or findings to ensure that all debts have been included in long-term debt ratio.
	• Full URAR required. All property guidelines outlined in Aurora Underwriting Guidelines must be met.
	• Assets must be verified to meet reserve requirements and down payment requirements. Verified assets must meet both Aurora's requirements (require two consecutive months bank statements or VOD) and DU's requirements.
	• DTI ratios must meet standard program guidelines.	

PROPERTY ELIGIBILITY	**Property Type:** • *See Underwriting Guidelines for additional details. See LTV/CLTV/HCLTV matrices for variances; i.e., second homes eligible for 1-unit only, etc.* • *Property may not be located in a project within Aurora's Ineligible Projects List*	**Eligible**
	Single Family Residence	Yes
	2 units	Yes
	3-4 unit Dwellings	Yes
	Eligible Warrantable Condominium Project Reviews: • Limited Review- New Project/Site Condos only (Type P) • Limited Review- Established Projects (including established 2- to 4-unit projects) (Type Q) • CPM Expedited Review or Lender Full Review – New Projects (Type R) • CPM Expedited Review or Lender Full Review – Established (including established 2- to 4-Unit Projects) (Type S) • Fannie Mae Review (Type T) • FHA approved projects (Type U)	Yes
	Non-Warrantable	No
	Condotels	No
	Co-Ops – See Cooperative Program Profile	Yes
	PUDs meeting FNMA or FHLMC requirements	Yes
	Mixed-Use	Yes
	Model Home Lease Backs	No
	>10 acres (Note: regardless of acreage size, land value should not exceed 35%. Exceptions considered on a case-by-case basis)	No
	Rural – up to 10 acres allowed if supported by comparable sales.	Yes
	Mobile homes	No
	Manufactured homes	No
	Modular/Prefab	Yes
	Other property types considered case-by-case. See Underwriting Guidelines for additional information	No

OCCUPANCY	• Primary Residence (O/O) or Second Homes (SH) are eligible. • Investment Properties (N/O/O) are not eligible.
ELIGIBLE BORROWERS	• U.S. Citizens, Resident Aliens, Non-Occupying Co-Borrowers and Co-Signers. • Title may be taken in the name of trustee for an Inter Vivos Revocable Trust (refer to Form 407 for complete eligibility details and Form 407-LivT for closing details). Title may not be taken in the name of a trustee for a Land or Blind Trust.
First Time Homebuyer	• First Time Homebuyers (FTHB): This status applies when all owner-occupant borrowers of the subject property have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months. • FTHB are ineligible for financing SH properties • FTHB without 12 month verified on-time housing history must be Full Doc and have 6 months reserves. • **If Stated Doc, please refer to the Underwriting Supplement for additional details.**
Resident Aliens	• Lawful resident aliens are eligible for the same financing as U.S. citizens if they can provide evidence of lawful residency and they meet all of the same credit standards as U.S. citizens. • A copy of the borrower's identification or a processor's certification *(Form 408)* is required to verify review of the acceptable documentation that evidences borrower is eligible to lawfully reside in the U.S. • Borrowers with diplomatic immunity are not eligible. • Borrower must be employed in the U.S. • Income must be likely to continue for at least 3 years.
Non-Occupying Co-Borrowers	Non-occupying co-borrowers are acceptable when the following can be met: • Occupant borrower's DTI ratio may not exceed 35%. • Occupant borrower must contribute 5% from their own resources. • All borrowers must be close relatives. • Non-occupying co-borrower may be a co-signer/guarantor, obligated for repayment of the debt but not required to take title.
QUALIFYING	
Qualifying Housing Payment (Refer to Underwriting Guidelines for calculation details.)	See table below
Qualifying DTI (QDTI)	• QDTI refers to the qualifying DTI ratio. The QDTI includes the Qualifying Housing Payment, as defined above, including full PITI, plus all other debt. • **Please refer to the Underwritng Guidelines and the Underwriting Supplement for additional details.**
Fully-Indexed Rate	• The fully-indexed rate is the index plus the margin rounded to the nearest .125%.
PAYMENT SHOCK FOR STATED DOC	See below

Qualifying Housing Payment

Non-Traditional Products	Qualifying Housing Payment
• Interest-only loans (all products with an interest-only feature, including fixed-rate loans)	• The principal and interest payment will be used; if ARM loan, use the higher of the note rate or fully-indexed rate to calculate the P&I
• Massachusetts and Minnesota ARM loans	• Use the higher of the note rate or fully-indexed rate
Traditional Products	**Qualifying Housing Payment**
• Fixed-rate and ARM loans without an interest-only feature	• Use the initial note rate to calculate the payment

PAYMENT SHOCK FOR STATED DOC

Stated Doc loans must comply with the following payment shock limits and additional requirements. Payment shock exceeding the limits listed below make the loan ineligible for Stated documentation.

	Payment Shock	Reserves Required	2nd Signature Required
First Time Homebuyer	<=50%	Base Requirements	NO
	51-100%	Base Requirements plus 6 months	YES
Repeat Buyer	<=100%	Base Requirements	NO
	101-150%	Base Requirements plus 6 months	YES
	151- 200%	Base Requirements plus 12 months	YES

100% Payment shock means a new payment that is twice the current payment (100% increase).
Calculations:

- For all OO transactions and if replacing or refinancing an existing SH or NOO, compare the difference in payment to the current payment (Calculations: (New Payment-Current Payment)/current payment)*100.
- If acquiring an additional SH or NOO property, compare new payment to primary residence (calculation: new payment/OO payment*100).
- A copy of the completed Form 550, Payment Shock and Reserves Calculator is to be in each Stated Doc file.

The current payment:

- Must have been at that amount for at least 12 months.
- May include an installment loan being paid off if it has a 12 month payment history.

VALUE FOR LTV/CLTV/HCLTV CALCULATION	See Section 8, Definitions.	
Purchase	• Use lesser of current appraised value or acquisition cost to calculate LTV/CLTV/HCLTV.	
Refinances, all types	• For properties owned less than 12 months, use lesser of acquisition cost or current appraisal. • For properties owned at least 12 months, use current appraised value. • Properties listed for sale in the past 6 months, and subsequently withdrawn from the market, are eligible for Rate/Term or Expanded Rate/Term transactions. The LTV is determined using lesser of value or 90% or the listing price. File to contain evidence of cancelled listing. • All refinances must pass Aurora's Net Tangible Benefit test (see Form 701-Multi NTB **or 701-RINTB if located in** RI). **Please refer to the Underwriting Supplement for additional details.** • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	

MAXIMUM CASH OUT	• Rate/Term and Expanded Rate/Term Refinance: Incidental cash back is limited as indicated below or the loan will be considered a cash out refinance:
	  • Loan amounts <=$417,000: the lesser of 2% or $2000
	  • Loan amounts > $417,000: the lesser of 1% or $5000
	• Cash Out transactions– The borrower may receive up to $200,000 loan proceeds unless otherwise limited by the applicable mortgage insurer.
	• Debt Consolidation transactions– Loan proceeds used for the payoff of debt are limited to the maximum cash out limits per each Program Profile (i.e., if maximum cash out is $200,000, only $200,000 of the loan amount may be used for the payoff of debt). Cash out limits also include any incidental cash to borrower at closing which may not exceed the limits described in the R/T bullets above. See MI topic for company-specific requirements.	

TEMPORARY BUYDOWNS	• Not permitted.	
CREDIT General	• Credit Report—3 file merged credit report or RMCR required. • Credit Score—Use lower of 2 or middle of 3 to determine each borrower's *representative* score. • The lowest representative credit score of all borrowers will be used for qualifying and pricing • A valid/usable credit score is one that is generated based on a minimum of 3 trade lines being at least 2 or more years old and accurately reflecting the borrower's credit history. • Credit in accordance with below-listed guidelines is required (in addition to the minimum credit score) on all files. • Additional credit information can be found in Aurora Underwriting Guidelines.	
	Total Aurora Financing <$1,000,000	**Total Aurora Financing ≥$1,000,000**
Trade lines	• Min. 5 trades (3 must be ≥2 yrs).	• Min. 5 trades (3 must be ≥4 yrs).
Mortgage/Housing		

Documentation	• 12 months documentation
	• Borrowers without a documented housing history may be accepted if Full Doc and at least 6 months reserves. Additional reserves may be required based on payment shock
	• Stated Doc loans: the housing history must reflect:
	  • First time homebuyer – 12 months on-time verified rental history
	  • Repeat Buyers: 0x30 on mortgage for past 12 months
	  • If documentation provides longer history for either FTHB or repeat buyers, there may be no lates in last 24 months
	  • No exceptions
		• 24 months documentation
		• Borrowers without a documented housing history, including those not currently obligated for housing payments, are not eligible.
		• Stated Doc loans: Additional reserves may be required based on payment shock

History	• 0x30 in past 2 years.	• 0x30 in past 4 years.
Installment[1]	• 1x30 in past 2 years.	• 1x30 in past 4 years.
Revolving[1]	• 2x30 & 1x60 in past 2 years.	• 2x30 & 1x60 in past 4 years.
Bankruptcy	• None ever.	• None ever.
Foreclosure	• None ever.	• None ever.
Major Derogatory[1] *(collections, judgements, etc.)*	• None in past 2 years.	• None in past 4 years.
1 – Detailed review of installment, revolving and major derogatory accounts for credit determination may be waived if the borrower's credit score meets the minimum required and is not less than 660. However, all delinquent or derogatory credit must be reviewed for compliance with payoff requirements outlined in Aurora Underwriting Guidelines.		

Total Aurora Financing ≥$1,000,000	• Subject must be in a strong market of similarly-priced homes. The relationship between final value and predominant value should be reasonable. • If nature of borrower's employment is not evident, file should contain a brief narrative explaining it. • Borrowers are expected to have an above-average verified asset base. See Cash Reserves topic for additional details.
CASH RESERVES	• Funds must be from borrower's own resources (not from borrower's business). Funds must be available to the borrower prior-to- and after-closing. Proceeds from the transaction (i.e., refinance proceeds, etc.) or sale of assets may not be used to meet cash reserves requirements. • FTHB without 12 month housing history must be Full Doc and have at least 6 months reserves. • Reserve requirements are based on the Qualifying Housing Payment. This primarily impacts Non-Traditional products where the qualifying payment may be higher than the initial payment. See Qualifying topic for additional information on calculating the qualifying payment. • Reserves will be based on the Total Transaction Financing (total combined loan amount, First + Second). • 70% of borrower's portion of retirement funds permitted. • Cash out funds may NOT be used for reserves. • **Please refer to the Underwriting Supplement for additional details.**
Total Transaction Financing <$1,000,000	• Full Doc, O/O 1-2 unit: Minimum 2 months PITI required for reserves. • Full Doc 3-4 unit, Stated Doc, O/O and all SH Transactions (See Payment Shock for additional requirements): Minimum 6 months PITI required for reserves.

Total Transaction Financing ≥$1,000,000	• Full Doc:
	  • Purchase—minimum 6 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• **Stated Doc** (See Payment Shock for additional requirements):
	  • **6 months PITI if:**
	    • LTV/CLTV/HCLTV is ≤60%; or
	    • LTV/CLTV/HCLTV >60% when all of the following are present:
	      • Credit score is ≥720;
	      • Purchase, Rate/Term or Expanded Rate/Term; and
	      • No exceptions to loan amount or LTV have been granted.
	  • All other transactions require 12 months PITI.
	• Subject must be in a strong market of similarly priced homes. The relationship between final value and predominant value should be reasonable.
	• If nature of borrower's employment is not evident, file should contain a brief narrative explaining it.
	• Borrowers expected to have above-average verified asset base. See Cash Reserves topic.

REQUIRED DOWN PAYMENT	• If purchase, borrower must contribute at least 5% towards the transaction. • Full Doc, O/O: LTV is ≤80% and there is no subordinate financing, the entire down payment may be from a gift.
GIFT FUNDS	• Donor must be a family member, domestic partner or someone with a demonstrated close relationship, non-profit organization, municipality or borrower's employer. However, seller-funded gift programs (such as Nehemiah) are not acceptable. • Gift letter required. • Transfer of funds or evidence of receipt must be documented. • Not permitted on any Stated Doc transactions. • Acceptable after a minimum down payment has been made by the borrower from their own resources. Refer to Required Down Payment topic above. • Gift funds may not be used for meeting reserve requirements.
CONTRIBUTIONS BY AN INTERESTED PARTY	• Contributions by an interested party may be used for closing costs, prepaids and other financing costs provided the maximum contribution does not exceed the limits below. • Total of the contribution percentage plus the LTV (or CLTV/HCLTV, if applicable) may not exceed 98%. **Full and Stated Doc** • 3% if CLTV/HCLTV >90% • 6% if CLTV/HCLTV 75.01-90% • 9% if CLTV/HCLTV ≤75%
SUBORDINATE FINANCING	• Private party subordinate financing is not permitted. • Terms of subordinate lien: No balloon within 5 years; payment must be sufficient to cover interest due. • Variable payments and Home Equity Lines of Credit are acceptable. • File must contain a copy of the note. • Loans must meet the most restrictive of the parameters for either the First Lien or the Second Lien.
MORTGAGE INSURANCE	• Loans with LTVs above 80% require mortgage insurance. • Acceptable mortgage insurers are GE (Genworth), MGIC, UG. Note: Not all MI companies will insure loans underwritten to these guidelines. See Form 449 regarding company-specific MI requirements for Classic loans. Clients should contact their local MI company for guidance.

Mortgage Insurance Coverage Requirements	*LTV*	*Standard*	*Reduced Coverage 15 & 20 Yr. Loans*
	80.01 - 85%	12%	6%
	85.01 - 90%	25%	12%
	90.01 - 95%	30%	25%

APPRAISAL

Declining Markets

- If property is in a declining market, the following additional requirements apply:
  - Declining markets:
    - Arizona
    - California
    - Florida
    - Michigan
    - Nevada
    - Ohio
    - Any market indicated as declining per DU Findings
    - Any property identified as declining market on the appraisal
  - Declining market requirements – The Appraisal must indicate, in the neighborhood section of the appraisal report, that the market is declining. It is possible that some submarkets may not be declining. If the appraiser contends that to be the case, the burden lies with the appraiser to provide supporting empirical evidence that the neighborhood is stable or appreciating. Examples of supporting evidence include national recognized sources such as the OFHEO Home Price Index, SP/Case-Shiller Price Index, Data Quick, local MLS or tax records. Regardless, the following polices will still be in force; the appraisal:
    - Must be completed within 90 days of closing (Appraisals completed >90 days of closing are not eligible for updates. A new appraisal is required; for this purpose, Aurora will typically permit an exterior-only appraisal inspection with a new photograph of the front and street. However, Aurora reserves the right to require a new interior appraisal inspection.)
    - Must include 2 competitive active listings or properties under contract
    - At least 2 comparables must have sold within 90 days (120 days for 2-4 units)
    - Trainee appraisers may not complete/sign the appraisal.
  - New Construction
    - 1 resale– preferably in same project
    - 1 resale listing within project
    - Condo conversions after 2005 are ineligible in declining markets
  - Maximum LTVs will be reduced; see Geographic Restrictions topic

<$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state licensed or state-certified appraiser required.
≥$1,000,000 *Transaction Value	• One traditional, full appraisal completed by a state-certified appraiser required.
	*Transaction Value = Greater of the sales price or appraised value.
Complex Properties	• Appraisals must be completed by a state-certified appraiser.
>$650,000 Loan Amount	• Interior photographs required.

MAXIMUM EXPOSURE

Aurora will limit its financing exposure to one borrower or group of borrowers as outlined below. This includes the total of all loans to all borrowers, including existing transactions (including loans serviced by other lenders on behalf of Aurora) and pending transactions. In the event of a concurrent Piggyback transaction, the Piggyback and First Lien loan will count as one loan. Maximum dollar thresholds still apply. Stand-alone transactions will be treated as individual loans even when placed behind an existing Aurora loan.

	O/O and SH	N/O/O
Aggregate of all financed transactions provided by Aurora	$6,000,000[1]	• 4 N/O/O loans not to exceed an aggregate amount of $1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions); or • 1 N/O/O if loan is >$1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions).

Maximum of two loans with total Aurora financing >80% LTV/CLTV/HCLTV, regardless of occupancy

1— Once the aggregate exposure exceeds $4,000,000, all additional loans must be either Classic or Alt-A.

Maximum Number of Financed Properties

In addition to the maximum exposure limitations, the maximum number of financed 1-4 unit properties (regardless of lending source) a borrower or group of borrowers may own is limited as outlined below. The subject property, all borrowers' primary residence properties and any properties pending financing are included in this total.

O/O	SH	N/O/O
No limit	10	10

PROPERTY OWNERSHIP HISTORY

- If SH and LTV/CLTV/HCLTV >80%:
  - At least 50% of borrower's properties must have been owned at least two years as of the date of Funding, including subject property and any concurrent transactions.
- If SH and LTV/CLTV/HCLTV ≤80% and all owner occupied transactions:
  - File contains documentation evidencing borrower's experience owning multiple investment properties (two years of experience required); *or*
  - Borrower has acquired or is in the process of acquiring a maximum of (including subject property, if applicable):
    - ≤Two financed investment properties within the last six months; ***and/or***
    - ≤Four financed investment properties within the last two years.
  - All financed 1- to 4- unit investment properties (properties, not units), regardless of the source of financing will be considered in the above eligibility determination.
- FTHB not eligible for SH
- See Underwriting Guidelines for more information.

SECTION 32 / HIGH COST LOAN

- Loans that are considered high cost loans as defined by federal and/or state laws and/or regulations are not eligible for funding by Aurora.
- First Liens, Conforming Loan Amounts: Total Points and Fees may not exceed 5% of the loan amount. Refer to *Form 720* for details regarding fees included in the 5% test.

INTEREST-ONLY (I-O)

- Payments are interest-only for the first 10 years and fully-amortizing for the remaining 20-year term. No negative amortization.
- The interest-only monthly payment is calculated each month based on the current balance. If borrower makes voluntary prepayments of principal during Interest-Only period, the subsequent monthly payments will be based on the lower principal balance.

PREPAYMENT PENALTY

- Permitted on transactions in accordance with state-specific restrictions as outlined on *Form 603A*.
- *Form 603A* includes instructions, legal documentation requirements and state restrictions.
- The prepayment penalty feature is an option, not a requirement. If a prepayment penalty feature is selected, the following overall (prepayment penalty period) and hard penalties should be selected.
  - All products
    - 3-year overall with 0 hard
    - 3-year overall with 3-year hard
    - 1-year overall with 1-year hard

ESCROW ACCOUNT

- When LTV ≤80%, borrowers may choose to waive monthly real estate tax and insurance impounds. Escrows may be waived on LTVs >80% only when mandatory escrow is prohibited by state regulations. See Price Adjustment Factors on the daily rate sheet for any price differential.

LEGAL DOCUMENTS

- Loans are to be closed using FNMA/FHLMC approved legal documents (including notes, riders and security instruments, state-specific where required). Beginning with all loans closed on or after 1/1/01, loans must be closed using FNMA/FHLMC document sets dated 1/01 or later.
- If title taken in the name of a trustee, refer to Form 407-LivT for signature requirements.

Product Features	Fixed-Rate	5/6 Hybrid-LIBOR	10/6 Hybrid-LIBOR	10/1 Hybrid-LIBOR	5/1 Hybrid-LIBOR
Product Codes	J30F - 25 or 30 Year J20F - 20 Year J15F - 10 or 15 Year	J56L - 30 Year Fixed for 5 yrs w/adjustments every 6 months thereafter	J10L - 30 Year Fixed for 10 yrs w/adjustments every 6 months thereafter	J101 - 30 Year Fixed for 10 yrs w/adjustments every 12 months thereafter	J51L – 30Year Fixed for 5 yrs w/adjustments every 12 months thereafter
Caps[1]	N/A	6/2/6	6/2/6	5/2/5	5/2/5
Floor	N/A	Margin	Margin	Margin	None
Index	N/A	6-Month LIBOR	6-Month LIBOR	1-Year LIBOR	1-Year LIBOR
Margin	N/A	See Rate Sheet	See Rate Sheet	See Rate Sheet	See Rate Sheet
FNMA/FHLMC Note[2,3]	3200	3520[6] & *Form 1201*	3520[6] & *Form 1201*	FHLMC 5531[7]	FHLMC 5531[7]
Note Addendum	N/A	N/A	N/A	N/A	N/A
Security Instrument	State Specific	State Specific	State Specific	State Specific	State Specific
FNMA/FHLMC Rider	N/A	3138[6] & *Form 1202*	3138[6] & *Form 1202*	FHLMC 5131[7]	FHLMC 5131[7]
Disclosure[4]	N/A	611 or 611-IO	613 or 613-IO	617 or 617-IO	622 or 622-IO
Assumable	No	No	No	Yes during ARM period	Yes during ARM period
Convertible	No	No	No	No	No

1. Caps = **Initial Cap** (Max increase or decrease at first Change Date) / **Periodic Cap** (Max periodic increase or decrease after the first Change Date) / **Life Cap** (Max increase in interest rate over the initial rate during the life of the loan).
2. State-specific forms or multi-state modified for state-specific use as identified by Fannie Mae must be used.
3. Must use FNMA InterestFirst[SM] Note 3271, dated 1/01 or later, for all Fixed-Rate Interest-Only products.
4. *May use any format provided disclosures are in full compliance with all federal regulations and given to the borrower within the required time frame.*
6. J56L, **J10L**: May use FHLMC 5520 and FHLMC 5120.
7. J51L, **J101**: May use FNMA Note 3528 and Rider 3187.

AURORA LOAN SERVICES
A Lehman Brothers Company

Aurora Classic

Consumer Direct Lending - Internal Use Only

Information as of March 14, 2008. Subject to change.

Classic First Lien Products:

- Fixed-Rate, 5/1, 5/6, 10/1 and 10/6 Hybrid-LIBOR and 6-Month LIBOR Products
- 10-Year Interest-Only Option Available on 30-Year Term Products
- 3-Year Hard, 3-Year Soft and 1-Year Hard Prepayment Penalty Options
- Max QDTI[9]:
  - LTV/CLTV/HCLTV <=90%: 45%
  - LTV/CLTV/HCLTV > 90%: 40%

FULL/ALT DOC

	Purch, R/T, EXPR/T		DC[1], Cash Out[1]				
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units	Occupancy	Credit Score[2]
$500,000	95	95	80	90	1-2	O/O	680
$650,000	90	95	80	90	1-2	O/O	680
$1,000,000	80	90	80	90	1-2	O/O	680
$1,500,000	75	90	70	85	1-2	O/O	680
$2,000,000	70	90	65	70	1-2	O/O	680
$300,000	85	85	N/A	N/A	3-4	O/O	680
$400,000	80	85	N/A	N/A	3-4	O/O	680
$650,000	75	80	N/A	N/A	3-4	O/O	680
$2,000,000	65	80	N/A	N/A	3-4	O/O	680
$400,000	85	85	80	80	1	SH	680
$650,000	80	85	75	80	1	SH	680
$1,500,000	75	80	70	75	1	SH	680
$2,000,000	65	80	N/A	N/A	1	SH	680

STATED DOC

	Purch, R/T, EXPR/T		DC[1, 4], Cash Out[1, 4]				
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units[4]	Occupancy	Credit Score[2]
$400,000	85	95	80	90	1-2	O/O	680
$650,000	80	90	75	80	1-2	O/O	680
$1,000,000	80	90	70	75	1-2	O/O	680
$1,500,000	70	80	70	75	1-2	O/O	680
$2,000,000	65	80	60	70	1-2	O/O	680

1 – Maximum $200,000 cash out to borrower. Cash out includes proceeds used to pay off debt; 2 – Credit score **of lowest scoring** borrower used for all loans (see Credit topic); 4 – 1-unit properties only for Debt Consolidation or Cash Out transactions; 9 – See Qualifying topic for QDTI

GEOGRAPHIC RESTRICTIONS	**Location-Specific Restrictions:**
	• See *Geographic Restrictions Matrix* (*Form 504*) for location-specific geographic restrictions.
	• Massachusetts and Minnesota:
	  • ARMs are qualified using the higher of the note rate or fully-indexed rate.
	  • Massachusetts, no purchase transactions.
	• **Maine**
	  • No Stated Doc with interest-only.
	• Declining Markets: Declining markets are defined as ANY property located in Arizona, California, Florida, Michigan, Nevada, and Ohio AND/OR any property identified by DU or the appraiser as in a declining market.
	  • LTV/CLTV/HCLTV Maximums:
	    • Existing Single Family: Reduce LTV/CLTV by 5%
	    • All Condos, 2-to 4-unit properties and New (never occupied) Single Family: Reduce LTV/CLTV by 10%
	  • Additional Requirements for Condos and 2-4 unit properties:
	    • Investor concentration limited to 30% in condo projects.
	    • 12 month seasoning required on all refinance transactions.
	    • The following transactions are <u>not eligible</u>:
	      • Newly constructed condo projects (≤2 years old)
	      • Condo conversions after 2005
	      • Debt Consolidation or Cash-out Refinances
	      • Non-owner occupied properties
	  • See Appraisal topic for additional requirements.

DOCUMENTATION	• Full/Alt Doc and Stated Documentation programs available. Stated Documentation refers to loans processed with income, employment and asset documentation which are more relaxed than traditional Full Documentation requirements. Specific guidelines for Stated Doc type are outlined below.
	• Full/Alt Documentation may be required if:
	  • The initial application is incomplete or missing from the submission package.
	  • Loan request is not commensurate with the borrower's credit profile.
	  • Property is unique or otherwise has limited marketability.
	  • File contains documentation which suggests borrower's income is not accurately stated on the signed 1003 (i.e., bank statements showing payroll direct deposits with a deposit amount significantly lower than that reported on the signed 1003).
	  • Files that do not have valid or usable credit scores.
	• When applicable, non-employment income sources will be closely reviewed for reasonableness. If reasonableness cannot be determined, underwriting reserves the right to require documentation to support the reasonableness (i.e., underwriting may request: recent account statement to support assets available after closing to generate stated interest income, evidence an income-generating property is owned free and clear, etc.).

Full/Alt Doc	• Standard Fannie Mae full or alternative documentation may be provided. Additional information can be found in *Underwriting Guidelines*. • **Wage Earner and Fixed Income always require full income documentation.** • Assets must be verified for reserves, closing costs, required down payment. • IRS 4506 is required when tax returns are used to verify income. • Verbal VOE required 5 days prior to closing for wage-earner income sources. • Income, employment and assets are stated and verified. • Liabilities are itemized and real estate owned stated.
Stated Doc (SIVA) **Wage Earner**	• Not Permitted as Stated Income. • Examples of Wage Earner Income (not an inclusive list) hourly employees, tip income, commissions
Fixed Income	• Not Permitted as Stated Income. • Examples of Fixed Income include but is not limited to: Alimony, Child Support, Pension, Social Security, Note Income, Foster Care, Annuities

Self Employed with other sources of Income	• If a loan application shows income from multiple sources, self-employment income <u>may</u> be stated and wage earner income and fixed income <u>must</u> be verified.
	• It is acceptable to have a loan file with income that is fully verified as well as income that is permitted to be stated.
	• Self-employed income.
	  • Rental income is eligible as self-employed income.
	  • Income must be validated using Form 705-MSSD (705-NVSD if located in Nevada),
	  • Income reasonableness review is to be based on income amount stated on the 1003, and must be <u>supported by time of self employment, type of business, geographical area, and size of business.</u>
	  • 5 days prior to closing: <u>a letter from the CPA who prepares the tax returns for the borrower is required. The Underwriter must validate all of the information contained in the letter using a third party source and document the loan file.</u>
	• Ratios are calculated based on stated and verified income.
	• Employment must be disclosed on the signed 1003 covering a two-year period.
	• All income sources must be itemized on the signed 1003.
	• Liabilities are itemized – properties owned are stated
	• Assets must be verified for reserves, closing costs and required down payment.
	• The loan will be priced as a stated income loan and coded accordingly in TMO.

Self Employed and Rental Income	• Self-employed income.
	  • Rental income is eligible as self-employed income.
	  • Income must be validated using Form 705-MSSD (705-NVSD if located in Nevada),
	  • Income reasonableness review is to be based on income amount stated on the 1003, and must be <u>supported by time of self employment, type of business, geographical area, and size of business.</u>
	  • 5 days prior to closing: <u>a letter from the CPA who prepares the tax returns for the borrower is</u>

	required. The Underwriter must validate all of the information contained in the letter using a third party source and document the loan file. • Ratios are calculated based on stated. • Employment must be disclosed on the signed 1003 covering a two-year period. • All income sources must be itemized on the signed 1003. • Liabilities are itemized – properties owned are stated. • Assets must be verified for reserves, closing costs and required down payment.	
DU Decisions	• Approve/Eligible. • Expanded Approval (EA) determinations are not acceptable. • Approve/Ineligible. Ineligible classifications are acceptable if the reason for ineligibility is based on a parameter that is outside of Fannie Mae's guidelines but within Aurora's. An acceptable ineligible classification would be for loan amounts above conforming Mae limits. • All conditions outlined in the Findings Report must be satisfied.	
DU Full/Alt Doc Eligibility	• Maximum $650,000 Total Aurora Financing. • Credit score must meet Aurora's guidelines and definition of a valid/usable score; See Credit topic for definition of valid/usable score. The lowest representative score for all borrowers will be used for qualifying. • DTI must meet Aurora guidelines for all loans >80%. For loans <=80%, DTI is limited to 55%. • Full URAR required. All standard property guidelines must be met. • Employment, income, housing, and assets are to be documented as recommended by DU. • Must meet down payment requirements as outlined in Required Down Payment topic. • Mortgage insurance coverage must be obtained as outlined in the Mortgage Insurance topic. The following are not available: Reduced MI, Lower-cost MI or Customized MI.	

DU Stated Doc Eligibility	• Loans must be processed in accordance with Stated Doc guidelines. – Wage Earners and Fixed Income Sources are not allowed to be processed as Stated.
	• Maximum $650,000 Total Aurora Financing.
	• Maximum 80% CLTV/HCLTV.
	• Credit review:
	  • Credit score (but not number of tradelines) must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score.
	  • No 60-day mortgage lates in past 24 months.
	  • Validate data entry or findings to ensure that all debts have been included in long-term debt ratio.
	• Full URAR required. All property guidelines outlined in Aurora Underwriting Guidelines must be met.
	• Assets must be verified to meet reserve requirements and down payment requirements. Verified assets must meet both Aurora's requirements (require two consecutive months bank statements or VOD) and DU's requirements.
	• DTI ratios must meet standard program guidelines.	

PROPERTY ELIGIBILITY	**Property Type:** • See Underwriting Guidelines *for additional details. See LTV/CLTV/HCLTV matrices for variances; i.e., second homes eligible for 1-unit only, etc.* • *Property may not be located in a project within Aurora's Ineligible Projects List*	**Eligible**
	Single Family Residence	Yes
	2 units	Yes
	3-4 unit Dwellings	Yes
	Eligible Warrantable Condominium Project Reviews: • Limited Review- New Project/Site Condos only (Type P) • Limited Review- Established Projects (including established 2- to 4-unit projects) (Type Q) • CPM Expedited Review or Lender Full Review – New Projects (Type R) • CPM Expedited Review or Lender Full Review – Established (including established 2- to 4-Unit Projects) (Type S) • Fannie Mae Review (Type T) • FHA approved projects (Type U)	Yes
	Non-Warrantable	No
	Condotels	No
	Co-Ops – See Cooperative Program Profile	Yes
	PUDs meeting FNMA or FHLMC requirements	Yes
	Mixed-Use	Yes
	Model Home Lease Backs	No
	>10 acres (Note: regardless of acreage size, land value should not exceed 35%. Exceptions considered on a case-by-case basis)	No
	Rural – up to 10 acres allowed if supported by comparable sales.	Yes
	Mobile homes	No
	Manufactured homes	No
	Modular/Prefab	Yes
	Other property types considered case-by-case. See Underwriting Guidelines for additional information	No

OCCUPANCY

- Primary Residence (O/O) or Second Homes (SH) are eligible.
- Investment Properties (N/O/O) are not eligible.

ELIGIBLE BORROWERS

- U.S. Citizens, Resident Aliens, Non-Occupying Co-Borrowers and Co-Signers.
- Title may be taken in the name of trustee for an Inter Vivos Revocable Trust (refer to Form 407 for complete eligibility details and Form 407-LivT for closing details). Title may not be taken in the name of a trustee for a Land or Blind Trust.

First Time Homebuyer

- First Time Homebuyers (FTHB): This status applies when all owner-occupant borrowers of the subject property have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months.
- O/O: FTHB without 12 month verified on-time housing history must be Full Doc and have 6 months reserves.
- **If Stated Doc,** please refer to the Underwriting Supplement for additional details.
- **FTHB may purchase a SH if all of the following are met:**
  - **Full documentation loan ONLY**
  - **12 months verified on time rental history**

Resident Aliens

- Lawful resident aliens are eligible for the same financing as U.S. citizens if they can provide evidence of lawful residency and they meet all of the same credit standards as U.S. citizens.
- A copy of the borrower's identification or a processor's certification *(Form 408)* is required to verify review of the acceptable documentation that evidences borrower is eligible to lawfully reside in the U.S.
- Borrowers with diplomatic immunity are not eligible.
- Borrower must be employed in the U.S.
- Income must be likely to continue for at least 3 years.

Non-Occupying Co-Borrowers

Non-occupying co-borrowers are acceptable when the following can be met:

- Occupant borrower's DTI ratio may not exceed 35%.
- Occupant borrower must contribute 5% from their own resources.
- All borrowers must be close relatives.
- Non-occupying co-borrower may be a co-signer/guarantor, obligated for repayment of the debt but not required to take title.

QUALIFYING

Qualifying Housing Payment (Refer to Underwriting Guidelines for calculation details.)

Non-Traditional Products	Qualifying Housing Payment
• Interest-only loans (all products with an interest-only feature, including fixed-rate loans)	• The principal and interest payment will be used; if ARM loan, use the higher of the note rate or fully-indexed rate to calculate the P&I
• Massachusetts and Minnesota ARM loans	• Use the higher of the note rate or fully-indexed rate
Traditional Products	**Qualifying Housing Payment**
• Fixed-rate and ARM loans without an interest-only feature	• Use the initial note rate to calculate the payment

Qualifying DTI (QDTI)

- QDTI refers to the qualifying DTI ratio. The QDTI includes the Qualifying Housing Payment, as defined above, including full PITI, plus all other debt.
- Please refer to the Underwritng Guidelines and the Underwriting Supplement for additional details.

Fully-Indexed Rate

- The fully-indexed rate is the index plus the margin rounded to the nearest .125%.

PAYMENT SHOCK FOR STATED DOC

Stated Doc loans must comply with the following payment shock limits and additional requirements. Payment shock exceeding the limits listed below make the loan ineligible for Stated documentation.

	Payment Shock	Reserves Required	2nd Signature Required
First Time Homebuyer	<=50%	Base Requirements	NO
	51-100%	Base Requirements plus 6 months	YES
Repeat Buyer	<=100%	Base Requirements	NO
	101-150%	Base Requirements plus 6 months	YES
	151- 200%	Base Requirements plus 12 months	YES

100% Payment shock means a new payment that is twice the current payment (100% increase).
Calculations:

- For all OO transactions and if replacing or refinancing an existing SH or NOO, compare the difference in payment to the current payment (Calculations: (New Payment-Current Payment)/current payment)*100.
- If acquiring an additional SH or NOO property, compare new payment to primary residence (calculation: new payment/OO payment*100).
- A copy of the completed Form 550, Payment Shock and Reserves Calculator is to be in each Stated Doc file.

The current payment:

- Must have been at that amount for at least 12 months.
- May include an installment loan being paid off if it has a 12 month payment history.

VALUE FOR LTV/CLTV/HCLTV CALCULATION	See Section 8, Definitions.	
Purchase	• Use lesser of current appraised value or acquisition cost to calculate LTV/CLTV/HCLTV.	
Refinances, all types	• For properties owned less than 12 months, use lesser of acquisition cost or current appraisal. • For properties owned at least 12 months, use current appraised value. • Properties listed for sale in the past 6 months, and subsequently withdrawn from the market, are eligible for Rate/Term or Expanded Rate/Term transactions. The LTV is determined using lesser of value or 90% or the listing price. File to contain evidence of cancelled listing. • All refinances must pass Aurora's Net Tangible Benefit test (see Form 701-Multi NTB or 701-RINTB if located in RI). Please refer to the Underwriting Supplement for additional details. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	

MAXIMUM CASH OUT	• Rate/Term and Expanded Rate/Term Refinance: Incidental cash back is limited as indicated below or the loan will be considered a cash out refinance:
	  • Loan amounts <=$417,000: the lesser of 2% or $2000
	  • Loan amounts > $417,000: the lesser of 1% or $5000
	• Cash Out transactions– The borrower may receive up to $200,000 loan proceeds unless otherwise limited by the applicable mortgage insurer.
	• Debt Consolidation transactions– Loan proceeds used for the payoff of debt are limited to the maximum cash out limits per each Program Profile (i.e., if maximum cash out is $200,000, only $200,000 of the loan amount may be used for the payoff of debt). Cash out limits also include any incidental cash to borrower at closing which may not exceed the limits described in the R/T bullets above. See MI topic for company-specific requirements.	

TEMPORARY BUYDOWNS	• Not permitted.	
CREDIT General	• Credit Report—3 file merged credit report or RMCR required. • Credit Score—Use lower of 2 or middle of 3 to determine each borrower's *representative* score. • The lowest representative credit score of all borrowers will be used for qualifying and pricing • A valid/usable credit score is one that is generated based on a minimum of 3 trade lines being at least 2 or more years old and accurately reflecting the borrower's credit history. • Credit in accordance with below-listed guidelines is required (in addition to the minimum credit score) on all files. • Additional credit information can be found in Aurora Underwriting Guidelines.	
	Total Aurora Financing <$1,000,000	**Total Aurora Financing ≥$1,000,000**
Trade lines	• Min. 5 trades (3 must be ≥2 yrs).	• Min. 5 trades (3 must be ≥4 yrs).
Mortgage/Housing		

Documentation	• 12 months documentation
	• Borrowers without a documented housing history may be accepted if Full Doc and at least 6 months reserves. Additional reserves may be required based on payment shock
	• Stated Doc loans: the housing history must reflect:
	  • First time homebuyer – 12 months on-time verified rental history
	  • Repeat Buyers: 0x30 on mortgage for past 12 months
	  • If documentation provides longer history for either FTHB or repeat buyers, there may be no lates in last 24 months
	  • No exceptions
		• 24 months documentation
		• Borrowers without a documented housing history, including those not currently obligated for housing payments, are not eligible.
		• Stated Doc loans: Additional reserves may be required based on payment shock

History	• 0x30 in past 2 years.	• 0x30 in past 4 years.
Installment[1]	• 1x30 in past 2 years.	• 1x30 in past 4 years.
Revolving[1]	• 2x30 & 1x60 in past 2 years.	• 2x30 & 1x60 in past 4 years.

Bankruptcy & Foreclosure	• **Chapter 13: None in past 2 years**
	• **Chapter 7 or 11:**
	  o **None in past 2 years if due to extenuating circumstances;**
	  o **4 years if due to financial mismanagement**	

Major Derogatory[1] *(collections, judgements, etc.)*	• None in past 2 years.	• None in past 4 years.

1 – Detailed review of installment, revolving and major derogatory accounts for credit determination may be waived if the borrower's credit score meets the minimum required and is not less than 660. However, all delinquent or derogatory credit must be reviewed for compliance with payoff requirements outlined in Aurora Underwriting Guidelines.

Total Aurora Financing ≥$1,000,000	• Subject must be in a strong market of similarly-priced homes. The relationship between final value and predominant value should be reasonable. • If nature of borrower's employment is not evident, file should contain a brief narrative explaining it. • Borrowers are expected to have an above-average verified asset base. See Cash Reserves topic for additional details.
CASH RESERVES	• Funds must be from borrower's own resources (not from borrower's business). Funds must be available to the borrower prior-to- and after-closing. Proceeds from the transaction (i.e., refinance proceeds, etc.) or sale of assets may not be used to meet cash reserves requirements. • FTHB without 12 month housing history must be Full Doc and have at least 6 months reserves. • Reserve requirements are based on the Qualifying Housing Payment. This primarily impacts Non-Traditional products where the qualifying payment may be higher than the initial payment. See Qualifying topic for additional information on calculating the qualifying payment. • Reserves will be based on the Total Transaction Financing (total combined loan amount, First + Second). • 70% of borrower's portion of retirement funds permitted. • Cash out funds may NOT be used for reserves. • Please refer to the Underwriting Supplement for additional details.
Total Transaction Financing <$1,000,000	• Full Doc, O/O 1-2 unit: Minimum 2 months PITI required for reserves. • Full Doc 3-4 unit, Stated Doc, O/O and all SH Transactions (See Payment Shock for additional requirements): Minimum 6 months PITI required for reserves.

Total Transaction Financing ≥$1,000,000	• Full Doc:
	  • Purchase—minimum 6 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• **Stated Doc** (See Payment Shock for additional requirements)**:**
	  • **6 months PITI if:**
	    • LTV/CLTV/HCLTV is ≤60%; or
	    • LTV/CLTV/HCLTV >60% when all of the following are present:
	      • Credit score is ≥720;
	      • Purchase, Rate/Term or Expanded Rate/Term; and
	      • No exceptions to loan amount or LTV have been granted.
	  • All other transactions require 12 months PITI.
	• Subject must be in a strong market of similarly priced homes. The relationship between final value and predominant value should be reasonable.
	• If nature of borrower's employment is not evident, file should contain a brief narrative explaining it.
	• Borrowers expected to have above-average verified asset base. See Cash Reserves topic.

REQUIRED DOWN PAYMENT	• If purchase, borrower must contribute at least 5% towards the transaction. • Full Doc, O/O: LTV is ≤80% and there is no subordinate financing, the entire down payment may be from a gift.
GIFT FUNDS	• Donor must be a family member, domestic partner or someone with a demonstrated close relationship, non-profit organization, municipality or borrower's employer. However, seller-funded gift programs (such as Nehemiah) are not acceptable. • Gift letter required. • Transfer of funds or evidence of receipt must be documented. • Not permitted on any Stated Doc transactions. • Acceptable after a minimum down payment has been made by the borrower from their own resources. Refer to Required Down Payment topic above. • Gift funds may not be used for meeting reserve requirements.
CONTRIBUTIONS BY AN INTERESTED PARTY	• Contributions by an interested party may be used for closing costs, prepaids and other financing costs provided the maximum contribution does not exceed the limits below. • Total of the contribution percentage plus the LTV (or CLTV/HCLTV, if applicable) may not exceed 98%. **Full and Stated Doc** • 3% if CLTV/HCLTV >90% • 6% if CLTV/HCLTV 75.01-90% • 9% if CLTV/HCLTV ≤75%
SUBORDINATE FINANCING	• Private party subordinate financing is not permitted. • Terms of subordinate lien: No balloon within 5 years; payment must be sufficient to cover interest due. • Variable payments and Home Equity Lines of Credit are acceptable. • File must contain a copy of the note. • Loans must meet the most restrictive of the parameters for either the First Lien or the Second Lien.
MORTGAGE INSURANCE	• Loans with LTVs above 80% require mortgage insurance. • Acceptable mortgage insurers are GE (Genworth), MGIC, UG. Note: Not all MI companies will insure loans underwritten to these guidelines. See Form 449 regarding company-specific MI requirements for Classic loans. Clients should contact their local MI company for guidance.

Mortgage Insurance Coverage Requirements	*LTV*	*Standard*	*Reduced Coverage 15 & 20 Yr. Loans*
	80.01 - 85%	12%	6%
	85.01 - 90%	25%	12%
	90.01 - 95%	30%	25%

APPRAISAL

Declining Markets

- If property is in a declining market, the following additional requirements apply:
  - Declining markets:
    - Arizona
    - California
    - Florida
    - Michigan
    - Nevada
    - Ohio
    - Any market indicated as declining per DU Findings
    - Any property identified as declining market on the appraisal
  - Declining market requirements – The Appraisal must indicate, in the neighborhood section of the appraisal report, that the market is declining. It is possible that some submarkets may not be declining. If the appraiser contends that to be the case, the burden lies with the appraiser to provide supporting empirical evidence that the neighborhood is stable or appreciating. Examples of supporting evidence include national recognized sources such as the OFHEO Home Price Index, SP/Case-Shiller Price Index, Data Quick, local MLS or tax records. Regardless, the following polices will still be in force; the appraisal:
    - Must be completed within 90 days of closing (Appraisals completed >90 days of closing are not eligible for updates. A new appraisal is required; for this purpose, Aurora will typically permit an exterior-only appraisal inspection with a new photograph of the front and street. However, Aurora reserves the right to require a new interior appraisal inspection.)
    - Must include 2 competitive active listings or properties under contract
    - At least 2 comparables must have sold within 90 days (120 days for 2-4 units)
    - Trainee appraisers may not complete/sign the appraisal.
  - New Construction
    - 1 resale– preferably in same project
    - 1 resale listing within project
    - Condo conversions after 2005 are ineligible in declining markets
  - Maximum LTVs will be reduced; see Geographic Restrictions topic

<$1,000,000 *Transaction Value

- One traditional, full appraisal completed by a state licensed or state-certified appraiser required.

≥$1,000,000 *Transaction Value

- One traditional, full appraisal completed by a state-certified appraiser required.

*Transaction Value = Greater of the sales price or appraised value.

Complex Properties

- Appraisals must be completed by a state-certified appraiser.

>$650,000 Loan Amount

- Interior photographs required.

MAXIMUM EXPOSURE

Aurora will limit its financing exposure to one borrower or group of borrowers as outlined below. This includes the total of all loans to all borrowers, including existing transactions (including loans serviced by other lenders on behalf of Aurora) and pending transactions. Maximum dollar thresholds still apply.

	O/O and SH	N/O/O
Aggregate of all financed transactions provided by Aurora	$6,000,000[1]	• 4 N/O/O loans not to exceed an aggregate amount of $1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions); or • 1 N/O/O if loan is >$1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions).

Maximum of two loans with total Aurora financing >80% LTV/CLTV/HCLTV, regardless of occupancy

1— Once the aggregate exposure exceeds $4,000,000, all additional loans must be either Classic or Alt-A.

Maximum Number of Financed Properties

In addition to the maximum exposure limitations, the maximum number of financed 1-4 unit properties (regardless of lending source) a borrower or group of borrowers may own is limited as outlined below. The subject property, all borrowers' primary residence properties and any properties pending financing are included in this total.

O/O	SH	N/O/O
No limit	10	10

PROPERTY OWNERSHIP HISTORY

- If SH and LTV/CLTV/HCLTV >80%:
  - At least 50% of borrower's properties must have been owned at least two years as of the date of Funding, including subject property and any concurrent transactions.
- If SH and LTV/CLTV/HCLTV ≤80% and all owner occupied transactions:
  - File contains documentation evidencing borrower's experience owning multiple investment properties (two years of experience required); *or*
  - Borrower has acquired or is in the process of acquiring a maximum of (including subject property, if applicable):
    - ≤Two financed investment properties within the last six months; ***and/or***
    - ≤Four financed investment properties within the last two years.
  - All financed 1- to 4- unit investment properties (properties, not units), regardless of the source of financing will be considered in the above eligibility determination.
- See Underwriting Guidelines for more information.

SECTION 32 / HIGH COST LOAN

- Loans that are considered high cost loans as defined by federal and/or state laws and/or regulations are not eligible for funding by Aurora.
- First Liens, Conforming Loan Amounts: Total Points and Fees may not exceed 5% of the loan amount. Refer to *Form 720* for details regarding fees included in the 5% test.

INTEREST-ONLY (I-O)

- Payments are interest-only for the first 10 years and fully-amortizing for the remaining 20-year term. No negative amortization.
- The interest-only monthly payment is calculated each month based on the current balance. If borrower makes voluntary prepayments of principal during Interest-Only period, the subsequent monthly payments will be based on the lower principal balance.

PREPAYMENT PENALTY

- Permitted on transactions in accordance with state-specific restrictions as outlined on *Form 603A*.
- *Form 603A* includes instructions, legal documentation requirements and state restrictions.
- The prepayment penalty feature is an option, not a requirement. If a prepayment penalty feature is selected, the following overall (prepayment penalty period) and hard penalties should be selected.
  - All products
    - 3-year overall with 0 hard
    - 3-year overall with 3-year hard
    - 1-year overall with 1-year hard

ESCROW ACCOUNT

- When LTV ≤80%, borrowers may choose to waive monthly real estate tax and insurance impounds. Escrows may be waived on LTVs >80% only when mandatory escrow is prohibited by state regulations. See Price Adjustment Factors on the daily rate sheet for any price differential.

LEGAL DOCUMENTS

- Loans are to be closed using FNMA/FHLMC approved legal documents (including notes, riders and security instruments, state-specific where required). Beginning with all loans closed on or after 1/1/01, loans must be closed using FNMA/FHLMC document sets dated 1/01 or later.
- If title taken in the name of a trustee, refer to Form 407-LivT for signature requirements.

Product Features	Fixed-Rate	5/6 Hybrid-LIBOR	10/6 Hybrid-LIBOR	10/1 Hybrid-LIBOR	5/1 Hybrid-LIBOR
Product Codes	J30F - 25 or 30 Year J20F - 20 Year J15F - 10 or 15 Year	J56L - 30 Year Fixed for 5 yrs w/adjustments every 6 months thereafter	J10L - 30 Year Fixed for 10 yrs w/adjustments every 6 months thereafter	J101 - 30 Year Fixed for 10 yrs w/adjustments every 12 months thereafter	J51L – 30Year Fixed for 5 yrs w/adjustments every 12 months thereafter
Caps[1]	N/A	6/2/6	6/2/6	5/2/5	5/2/5
Floor	N/A	Margin	Margin	Margin	None
Index	N/A	6-Month LIBOR	6-Month LIBOR	1-Year LIBOR	1-Year LIBOR
Margin	N/A	See Rate Sheet	See Rate Sheet	See Rate Sheet	See Rate Sheet
FNMA/FHLMC Note[2,3]	3200	3520[6] & *Form 1201*	3520[6] & *Form 1201*	FHLMC 5531[7]	FHLMC 5531[7]
Note Addendum	N/A	N/A	N/A	N/A	N/A
Security Instrument	State Specific	State Specific	State Specific	State Specific	State Specific
FNMA/FHLMC Rider	N/A	3138[6] & *Form 1202*	3138[6] & *Form 1202*	FHLMC 5131[7]	FHLMC 5131[7]
Disclosure[4]	N/A	611 or 611-IO	613 or 613-IO	617 or 617-IO	622 or 622-IO
Assumable	No	No	No	Yes during ARM period	Yes during ARM period
Convertible	No	No	No	No	No

1. Caps = **Initial Cap** (Max increase or decrease at first Change Date) / **Periodic Cap** (Max periodic increase or decrease after the first Change Date) / **Life Cap** (Max increase in interest rate over the initial rate during the life of the loan).
2. State-specific forms or multi-state modified for state-specific use as identified by Fannie Mae must be used.
3. Must use FNMA InterestFirst℠ Note 3271, dated 1/01 or later, for all Fixed-Rate Interest-Only products.
4. *May use any format provided disclosures are in full compliance with all federal regulations and given to the borrower within the required time frame.*
6. J56L, **J10L**: May use FHLMC 5520 and FHLMC 5120.
7. J51L, **J101**: May use FNMA Note 3528 and Rider 3187.

AURORA LOAN SERVICES
A Lehman Brothers Company

Aurora Classic

Consumer Direct Lending - Internal Use Only

Information as of April 16, 2008. Subject to change.

Classic First Lien Products:

- Fixed-Rate, 5/1, 5/6, 10/1 and 10/6 Hybrid-LIBOR and 6-Month LIBOR Products
- 10-Year Interest-Only Option Available on 30-Year Term Products
- 3-Year Hard, 3-Year Soft and 1-Year Hard Prepayment Penalty Options
- Max QDTI[9]:
  - LTV/CLTV/HCLTV <=90%: 45%
  - LTV/CLTV/HCLTV > 90%: 40%

• Minimum Loan Amount:	Continental US	Alaska & Hawaii
1 unit	$417,000.01	$625,500.01
2 units	$533,850.01	$800,775.01
3 units	$645,300.01	$967,950.01
4 units	$801,950.01	$1,202,925.01

FULL/ALT DOC

	Purch, R/T, EXPR/T		DC[1], Cash Out[1]				
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units	Occupancy	Credit Score[2]
$500,000	95	95	80	90	1-2	O/O	680
$650,000	90	95	80	90	1-2	O/O	680
$1,000,000	80	90	80	90	1-2	O/O	680
$1,500,000	75	90	70	85	1-2	O/O	680
$2,000,000	70	90	65	70	1-2	O/O	680
$650,000	75	80	N/A	N/A	3-4	O/O	680
$2,000,000	65	80	N/A	N/A	3-4	O/O	680
$650,000	80	85	75	80	1	SH	680
$1,500,000	75	80	70	75	1	SH	680
$2,000,000	65	80	N/A	N/A	1	SH	680

STATED DOC

	Purch, R/T, EXPR/T		DC[1, 4], Cash Out[1, 4]				
Balance	LTV	CLTV/ HCLTV	LTV	CLTV/ HCLTV	Units[4]	Occupancy	Credit Score[2]
$650,000	80	90	75	80	1-2	O/O	680
$1,000,000	80	90	70	75	1-2	O/O	680
$1,500,000	70	80	70	75	1-2	O/O	680
$2,000,000	65	80	60	70	1-2	O/O	680

1 – Maximum $200,000 cash out to borrower. Cash out includes proceeds used to pay off debt; 2 – Credit score **of lowest scoring** borrower used for all loans (see Credit topic); 4 – 1-unit properties only for Debt Consolidation or Cash Out transactions; 9 – See Qualifying topic for QDTI

GEOGRAPHIC RESTRICTIONS	**Location-Specific Restrictions:**
	• See *Geographic Restrictions Matrix* (*Form 504*) for location-specific geographic restrictions.
	• Massachusetts and Minnesota:
	  • ARMs are qualified using the higher of the note rate or fully-indexed rate.
	  • Massachusetts, no purchase transactions.
	• **Maine**
	  • No Stated Doc with interest-only.
	• Declining Markets: Declining markets are defined as ANY property located in Arizona, California, Florida, Michigan, Nevada, and Ohio AND/OR any property identified by DU or the appraiser as in a declining market.
	  • LTV/CLTV/HCLTV Maximums:
	    • Existing Single Family: Reduce LTV/CLTV by 5%
	    • All Condos, 2-to 4-unit properties and New (never occupied) Single Family: Reduce LTV/CLTV by 10%
	  • Additional Requirements for Condos and 2-4 unit properties:
	    • Investor concentration limited to 30% in condo projects.
	    • 12 month seasoning required on all refinance transactions.
	    • The following transactions are <u>not eligible</u>:
	      • Newly constructed condo projects (≤2 years old)
	      • Condo conversions after 2005
	      • Debt Consolidation or Cash-out Refinances
	      • Non-owner occupied properties
	  • See Appraisal topic for additional requirements.

DOCUMENTATION	• Full/Alt Doc and Stated Documentation programs available. Stated Documentation refers to loans processed with income, employment and asset documentation which are more relaxed than traditional Full Documentation requirements. Specific guidelines for Stated Doc type are outlined below.
	• Full/Alt Documentation may be required if:
	  • The initial application is incomplete or missing from the submission package.
	  • Loan request is not commensurate with the borrower's credit profile.
	  • Property is unique or otherwise has limited marketability.
	  • File contains documentation which suggests borrower's income is not accurately stated on the signed 1003 (i.e., bank statements showing payroll direct deposits with a deposit amount significantly lower than that reported on the signed 1003).
	  • Files that do not have valid or usable credit scores.
	• When applicable, non-employment income sources will be closely reviewed for reasonableness. If reasonableness cannot be determined, underwriting reserves the right to require documentation to support the reasonableness (i.e., underwriting may request: recent account statement to support assets available after closing to generate stated interest income, evidence an income-generating property is owned free and clear, etc.).

Full/Alt Doc	• Standard Fannie Mae full or alternative documentation may be provided. Additional information can be found in *Underwriting Guidelines*. • **Wage Earner and Fixed Income always require full income documentation.** • Assets must be verified for reserves, closing costs, required down payment. • IRS 4506 is required when tax returns are used to verify income. • Verbal VOE required 5 days prior to closing for wage-earner income sources. • Income, employment and assets are stated and verified. • Liabilities are itemized and real estate owned stated.
Stated Doc (SIVA) **Wage Earner**	• Not Permitted as Stated Income. • Examples of Wage Earner Income (not an inclusive list) hourly employees, tip income, commissions
Fixed Income	• Not Permitted as Stated Income. • Examples of Fixed Income include but is not limited to: Alimony, Child Support, Pension, Social Security, Note Income, Foster Care, Annuities

Self Employed with other sources of Income	• If a loan application shows income from multiple sources, self-employment income <u>may</u> be stated and wage earner income and fixed income <u>must</u> be verified.
	• It is acceptable to have a loan file with income that is fully verified as well as income that is permitted to be stated.
	• Self-employed income.
	  • Rental income is eligible as self-employed income.
	  • Income must be validated using Form 705-MSSD (705-NVSD if located in Nevada),
	  • Income reasonableness review is to be based on income amount stated on the 1003, and must be <u>supported by time of self employment, type of business, geographical area, and size of business.</u>
	  • 5 days prior to closing: <u>a letter from the CPA who prepares the tax returns for the borrower is required. The Underwriter must validate all of the information contained in the letter using a third party source and document the loan file.</u>
	• Ratios are calculated based on stated and verified income.
	• Employment must be disclosed on the signed 1003 covering a two-year period.
	• All income sources must be itemized on the signed 1003.
	• Liabilities are itemized – properties owned are stated
	• Assets must be verified for reserves, closing costs and required down payment.
	• The loan will be priced as a stated income loan and coded accordingly in TMO.

Self Employed and Rental Income	• Self-employed income.
	  • Rental income is eligible as self-employed income.
	  • Income must be validated using Form 705-MSSD (705-NVSD if located in Nevada),
	  • Income reasonableness review is to be based on income amount stated on the 1003, and must be <u>supported by time of self employment, type of business, geographical area, and size of business.</u>
	  • 5 days prior to closing: <u>a letter from the CPA who prepares the tax returns for the borrower is</u>

	required. The Underwriter must validate all of the information contained in the letter using a third party source and document the loan file. • Ratios are calculated based on stated. • Employment must be disclosed on the signed 1003 covering a two-year period. • All income sources must be itemized on the signed 1003. • Liabilities are itemized – properties owned are stated. • Assets must be verified for reserves, closing costs and required down payment.	
DU Decisions	• Approve/Eligible. • Expanded Approval (EA) determinations are not acceptable. • Approve/Ineligible. Ineligible classifications are acceptable if the reason for ineligibility is based on a parameter that is outside of Fannie Mae's guidelines but within Aurora's. An acceptable ineligible classification would be for loan amounts above conforming Mae limits. • All conditions outlined in the Findings Report must be satisfied.	
DU Full/Alt Doc Eligibility	• Maximum $650,000 Total Aurora Financing. • Credit score must meet Aurora's guidelines and definition of a valid/usable score; See Credit topic for definition of valid/usable score. The lowest representative score for all borrowers will be used for qualifying. • DTI must meet Aurora guidelines for all loans >80%. For loans <=80%, DTI is limited to 55%. • Full URAR required. All standard property guidelines must be met. • Employment, income, housing, and assets are to be documented as recommended by DU. • Must meet down payment requirements as outlined in Required Down Payment topic. • Mortgage insurance coverage must be obtained as outlined in the Mortgage Insurance topic. The following are not available: Reduced MI, Lower-cost MI or Customized MI.	

DU Stated Doc Eligibility	• Loans must be processed in accordance with Stated Doc guidelines. – Wage Earners and Fixed Income Sources are not allowed to be processed as Stated.
	• Maximum $650,000 Total Aurora Financing.
	• Maximum 80% CLTV/HCLTV.
	• Credit review:
	    • Credit score (but not number of tradelines) must meet Aurora's guidelines and definition of a valid/usable score; credit score of the primary income borrower used for qualifying and pricing. See Credit topic for definition of valid/usable score.
	    • No 60-day mortgage lates in past 24 months.
	    • Validate data entry or findings to ensure that all debts have been included in long-term debt ratio.
	• Full URAR required. All property guidelines outlined in Aurora Underwriting Guidelines must be met.
	• Assets must be verified to meet reserve requirements and down payment requirements. Verified assets must meet both Aurora's requirements (require two consecutive months bank statements or VOD) and DU's requirements.
	• DTI ratios must meet standard program guidelines.	

PROPERTY ELIGIBILITY	**Property Type:** • *See* Underwriting Guidelines *for additional details. See LTV/CLTV/HCLTV matrices for variances; i.e., second homes eligible for 1-unit only, etc.* • *Property may not be located in a project within Aurora's Ineligible Projects* List	**Eligible**
	Single Family Residence	Yes
	2 units	Yes
	3-4 unit Dwellings	Yes
	Eligible Warrantable Condominium Project Reviews: • Limited Review- New Project/Site Condos only (Type P) • Limited Review- Established Projects (including established 2- to 4-unit projects) (Type Q) • CPM Expedited Review or Lender Full Review – New Projects (Type R) • CPM Expedited Review or Lender Full Review – Established (including established 2- to 4-Unit Projects) (Type S) • Fannie Mae Review (Type T) • FHA approved projects (Type U)	Yes
	Non-Warrantable	No
	Condotels	No
	Co-Ops – See Cooperative Program Profile	Yes
	PUDs meeting FNMA or FHLMC requirements	Yes
	Mixed-Use	Yes
	Model Home Lease Backs	No
	>10 acres (Note: regardless of acreage size, land value should not exceed 35%. Exceptions considered on a case-by-case basis)	No
	Rural – up to 10 acres allowed if supported by comparable sales.	Yes
	Mobile homes	No
	Manufactured homes	No
	Modular/Prefab	Yes
	Other property types considered case-by-case. See Underwriting Guidelines for additional information	No

OCCUPANCY

- Primary Residence (O/O) or Second Homes (SH) are eligible.
- Investment Properties (N/O/O) are not eligible.

ELIGIBLE BORROWERS

- U.S. Citizens, Resident Aliens, Non-Occupying Co-Borrowers and Co-Signers.
- Title may be taken in the name of trustee for an Inter Vivos Revocable Trust (refer to Form 407 for complete eligibility details and Form 407-LivT for closing details). Title may not be taken in the name of a trustee for a Land or Blind Trust.

First Time Homebuyer

- First Time Homebuyers (FTHB): This status applies when all owner-occupant borrowers of the subject property have not previously owned a home in the last 3 years, or have owned a residential property for less than 12 months.
- O/O: FTHB without 12 month verified on-time housing history must be Full Doc and have 6 months reserves.
- **If Stated Doc,** please refer to the Underwriting Supplement for additional details.
- FTHB may purchase a SH if all of the following are met:
  - Full documentation loan ONLY
  - 12 months verified on time rental history

Resident Aliens

- Lawful resident aliens are eligible for the same financing as U.S. citizens if they can provide evidence of lawful residency and they meet all of the same credit standards as U.S. citizens.
- A copy of the borrower's identification or a processor's certification *(Form 408)* is required to verify review of the acceptable documentation that evidences borrower is eligible to lawfully reside in the U.S.
- Borrowers with diplomatic immunity are not eligible.
- Borrower must be employed in the U.S.
- Income must be likely to continue for at least 3 years.

Non-Occupying Co-Borrowers

Non-occupying co-borrowers are acceptable when the following can be met:

- Occupant borrower's DTI ratio may not exceed 35%.
- Occupant borrower must contribute 5% from their own resources.
- All borrowers must be close relatives.
- Non-occupying co-borrower may be a co-signer/guarantor, obligated for repayment of the debt but not required to take title.

QUALIFYING

Qualifying Housing Payment (Refer to Underwriting Guidelines for calculation details.)

Non-Traditional Products	Qualifying Housing Payment
• Interest-only loans (all products with an interest-only feature, including fixed-rate loans)	• The principal and interest payment will be used; if ARM loan, use the higher of the note rate or fully-indexed rate to calculate the P&I
• Massachusetts and Minnesota ARM loans	• Use the higher of the note rate or fully-indexed rate
Traditional Products	**Qualifying Housing Payment**
• Fixed-rate and ARM loans without an interest-only feature	• Use the initial note rate to calculate the payment

Qualifying DTI (QDTI)

- QDTI refers to the qualifying DTI ratio. The QDTI includes the Qualifying Housing Payment, as defined above, including full PITI, plus all other debt.
- Please refer to the Underwritng Guidelines and the Underwriting Supplement for additional details.

Fully-Indexed Rate

- The fully-indexed rate is the index plus the margin rounded to the nearest .125%.

PAYMENT SHOCK FOR STATED DOC

Stated Doc loans must comply with the following payment shock limits and additional requirements. Payment shock exceeding the limits listed below make the loan ineligible for Stated documentation.

	Payment Shock	Reserves Required	2nd Signature Required
First Time Homebuyer	<=50%	Base Requirements	NO
	51-100%	Base Requirements plus 6 months	YES
Repeat Buyer	<=100%	Base Requirements	NO
	101-150%	Base Requirements plus 6 months	YES
	151- 200%	Base Requirements plus 12 months	YES

100% Payment shock means a new payment that is twice the current payment (100% increase).
Calculations:

- For all OO transactions and if replacing or refinancing an existing SH or NOO, compare the difference in payment to the current payment (Calculations: (New Payment-Current Payment)/current payment)*100.
- If acquiring an additional SH or NOO property, compare new payment to primary residence (calculation: new payment/OO payment*100).
- A copy of the completed Form 550, Payment Shock and Reserves Calculator is to be in each Stated Doc file.

The current payment:

- Must have been at that amount for at least 12 months.
- May include an installment loan being paid off if it has a 12 month payment history.

VALUE FOR LTV/CLTV/HCLTV CALCULATION	See Section 8, Definitions.	
Purchase	• Use lesser of current appraised value or acquisition cost to calculate LTV/CLTV/HCLTV.	
Refinances, all types	• For properties owned less than 12 months, use lesser of acquisition cost or current appraisal. • For properties owned at least 12 months, use current appraised value. • Properties listed for sale in the past 6 months, and subsequently withdrawn from the market, are eligible for Rate/Term or Expanded Rate/Term transactions. The LTV is determined using lesser of value or 90% or the listing price. File to contain evidence of cancelled listing. • All refinances must pass Aurora's Net Tangible Benefit test (see Form 701-Multi NTB or 701-RINTB if located in RI). Please refer to the Underwriting Supplement for additional details. • Note: Additional refinance restrictions apply when property is located in Texas. Refer to Aurora Underwriting Guidelines and the *Texas Home Equity Program Profile* for guidelines.	
MAXIMUM CASH OUT	• Rate/Term and Expanded Rate/Term Refinance: Incidental cash back is limited as indicated below or the loan will be considered a cash out refinance is the lesser of 1% or $5000 • Cash Out transactions– The borrower may receive up to $200,000 loan proceeds unless otherwise limited by the applicable mortgage insurer. • Debt Consolidation transactions– Loan proceeds used for the payoff of debt are limited to the maximum cash out limits per each Program Profile (i.e., if maximum cash out is $200,000, only $200,000 of the loan amount may be used for the payoff of debt). Cash out limits also include any incidental cash to borrower at closing which may not exceed the limits described in the R/T bullets above. See MI topic for company-specific requirements.	
TEMPORARY BUYDOWNS	• Not permitted.	
CREDIT General	• Credit Report—3 file merged credit report or RMCR required. • Credit Score—Use lower of 2 or middle of 3 to determine each borrower's *representative* score. • The lowest representative credit score of all borrowers will be used for qualifying and pricing • A valid/usable credit score is one that is generated based on a minimum of 3 trade lines being at least 2 or more years old and accurately reflecting the borrower's credit history. • Credit in accordance with below-listed guidelines is required (in addition to the minimum credit score) on all files. • Additional credit information can be found in Aurora Underwriting Guidelines.	
	Total Aurora Financing <$1,000,000	**Total Aurora Financing ≥$1,000,000**
Trade lines	• Min. 5 trades (3 must be ≥2 yrs).	• Min. 5 trades (3 must be ≥4 yrs).
Mortgage/Housing		

Documentation	• 12 months documentation
	• Borrowers without a documented housing history may be accepted if Full Doc and at least 6 months reserves. Additional reserves may be required based on payment shock
	• Stated Doc loans: the housing history must reflect:
	  • First time homebuyer – 12 months on-time verified rental history
	  • Repeat Buyers: 0x30 on mortgage for past 12 months
	  • If documentation provides longer history for either FTHB or repeat buyers, there may be no lates in last 24 months
	  • No exceptions
		• 24 months documentation
		• Borrowers without a documented housing history, including those not currently obligated for housing payments, are not eligible.
		• Stated Doc loans: Additional reserves may be required based on payment shock

History	• 0x30 in past 2 years.	• 0x30 in past 4 years.
Installment[1]	• 1x30 in past 2 years.	• 1x30 in past 4 years.
Revolving[1]	• 2x30 & 1x60 in past 2 years.	• 2x30 & 1x60 in past 4 years.

Bankruptcy & Foreclosure	• Chapter 13: None in past 2 years
	• Chapter 7 or 11:
	  ○ None in past 2 years if due to extenuating circumstances;
	  ○ 4 years if due to financial mismanagement	

Major Derogatory[1] *(collections, judgements, etc.)*	• None in past 2 years.	• None in past 4 years.

1 – Detailed review of installment, revolving and major derogatory accounts for credit determination may be waived if the borrower's credit score meets the minimum required and is not less than 660. However, all delinquent or derogatory credit must be reviewed for compliance with payoff requirements outlined in Aurora Underwriting Guidelines.

Total Aurora Financing ≥$1,000,000	• Subject must be in a strong market of similarly-priced homes. The relationship between final value and predominant value should be reasonable. • If nature of borrower's employment is not evident, file should contain a brief narrative explaining it. • Borrowers are expected to have an above-average verified asset base. See Cash Reserves topic for additional details.
CASH RESERVES	• Funds must be from borrower's own resources (not from borrower's business). Funds must be available to the borrower prior-to- and after-closing. Proceeds from the transaction (i.e., refinance proceeds, etc.) or sale of assets may not be used to meet cash reserves requirements. • FTHB without 12 month housing history must be Full Doc and have at least 6 months reserves. • Reserve requirements are based on the Qualifying Housing Payment. This primarily impacts Non-Traditional products where the qualifying payment may be higher than the initial payment. See Qualifying topic for additional information on calculating the qualifying payment. • Reserves will be based on the Total Transaction Financing (total combined loan amount, First + Second). • 70% of borrower's portion of retirement funds permitted. • Cash out funds may NOT be used for reserves. • Please refer to the Underwriting Supplement for additional details.
Total Transaction Financing <$1,000,000	• Full Doc, O/O 1-2 unit: Minimum 2 months PITI required for reserves. • Full Doc 3-4 unit, Stated Doc, O/O and all SH Transactions (See Payment Shock for additional requirements): Minimum 6 months PITI required for reserves.

Total Transaction Financing ≥$1,000,000	• Full Doc:
	  • Purchase—minimum 6 months PITI required for reserves.
	  • Refinance—6 months cash reserves.
	• **Stated Doc** (See Payment Shock for additional requirements):
	  • **6 months PITI if:**
	    • LTV/CLTV/HCLTV is ≤60%; or
	    • LTV/CLTV/HCLTV >60% when all of the following are present:
	      • Credit score is ≥720;
	      • Purchase, Rate/Term or Expanded Rate/Term; and
	      • No exceptions to loan amount or LTV have been granted.
	  • **All** other transactions require 12 months PITI.
	• Subject must be in a strong market of similarly priced homes. The relationship between final value and predominant value should be reasonable.
	• If nature of borrower's employment is not evident, file should contain a brief narrative explaining it.
	• Borrowers expected to have above-average verified asset base. See Cash Reserves topic.

REQUIRED DOWN PAYMENT	• If purchase, borrower must contribute at least 5% towards the transaction. • Full Doc, O/O: LTV is ≤80% and there is no subordinate financing, the entire down payment may be from a gift.
GIFT FUNDS	• Donor must be a family member, domestic partner or someone with a demonstrated close relationship, non-profit organization, municipality or borrower's employer. However, seller-funded gift programs (such as Nehemiah) are not acceptable. • Gift letter required. • Transfer of funds or evidence of receipt must be documented. • Not permitted on any Stated Doc transactions. • Acceptable after a minimum down payment has been made by the borrower from their own resources. Refer to Required Down Payment topic above. • Gift funds may not be used for meeting reserve requirements.
CONTRIBUTIONS BY AN INTERESTED PARTY	• Contributions by an interested party may be used for closing costs, prepaids and other financing costs provided the maximum contribution does not exceed the limits below. • Total of the contribution percentage plus the LTV (or CLTV/HCLTV, if applicable) may not exceed 98%.
	Full and Stated Doc
	• 3% if CLTV/HCLTV >90% • 6% if CLTV/HCLTV 75.01-90% • 9% if CLTV/HCLTV ≤75%
SUBORDINATE FINANCING	• Private party subordinate financing is not permitted. • Terms of subordinate lien: No balloon within 5 years; payment must be sufficient to cover interest due. • Variable payments and Home Equity Lines of Credit are acceptable. • File must contain a copy of the note.
MORTGAGE INSURANCE	• Loans with LTVs above 80% require mortgage insurance. • Acceptable mortgage insurers are GE (Genworth), MGIC, UG. Note: Not all MI companies will insure loans underwritten to these guidelines. See Form 449 regarding company-specific MI requirements for Classic loans. Clients should contact their local MI company for guidance.

Mortgage Insurance Coverage Requirements	*LTV*	*Standard*	*Reduced Coverage 15 & 20 Yr. Loans*
	80.01 - 85%	12%	6%
	85.01 - 90%	25%	12%
	90.01 - 95%	30%	25%

<table>
<tr><td>APPRAISAL</td><td></td></tr>
<tr><td>Declining Markets</td><td>• If property is in a declining market, the following additional requirements apply:
• Declining markets:
• Arizona
• California
• Florida
• Michigan
• Nevada
• Ohio
• Any market indicated as declining per DU Findings
• Any property identified as declining market on the appraisal
• Declining market requirements – The Appraisal must indicate, in the neighborhood section of the appraisal report, that the market is declining. It is possible that some submarkets may not be declining. If the appraiser contends that to be the case, the burden lies with the appraiser to provide supporting empirical evidence that the neighborhood is stable or appreciating. Examples of supporting evidence include national recognized sources such as the OFHEO Home Price Index, SP/Case-Shiller Price Index, Data Quick, local MLS or tax records. Regardless, the following polices will still be in force; the appraisal:
• Must be completed within 90 days of closing (Appraisals completed >90 days of closing are not eligible for updates. A new appraisal is required; for this purpose, Aurora will typically permit an exterior-only appraisal inspection with a new photograph of the front and street. However, Aurora reserves the right to require a new interior appraisal inspection.)
• Must include 2 competitive active listings or properties under contract
• At least 2 comparables must have sold within 90 days (120 days for 2-4 units)
• Trainee appraisers may not complete/sign the appraisal.
• New Construction
• 1 resale– preferably in same project
• 1 resale listing within project
• Condo conversions after 2005 are ineligible in declining markets
• Maximum LTVs will be reduced; see Geographic Restrictions topic</td></tr>
<tr><td><$1,000,000
*Transaction Value</td><td>• One traditional, full appraisal completed by a state licensed or state-certified appraiser required.</td></tr>
<tr><td>≥$1,000,000
*Transaction Value</td><td>• One traditional, full appraisal completed by a state-certified appraiser required.</td></tr>
<tr><td></td><td>*Transaction Value = Greater of the sales price or appraised value.</td></tr>
<tr><td>Complex Properties</td><td>• Appraisals must be completed by a state-certified appraiser.</td></tr>
<tr><td>>$650,000 Loan Amount</td><td>• Interior photographs required.</td></tr>
<tr><td>MAXIMUM EXPOSURE</td><td>Aurora will limit its financing exposure to one borrower or group of borrowers as outlined below. This includes the total of all loans to all borrowers, including existing transactions (including loans serviced by other lenders on behalf of Aurora) and pending transactions. Maximum dollar thresholds still apply.

<table>
<tr><td></td><td>O/O and SH</td><td>N/O/O</td></tr>
<tr><td>Aggregate of all financed transactions provided by Aurora</td><td>$6,000,000[1]</td><td>• 4 N/O/O loans not to exceed an aggregate amount of $1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions); or
• 1 N/O/O if loan is >$1,000,000 provided total exposure does not exceed $6,000,000[1] (total exposure includes borrower's O/O and SH financed transactions).</td></tr>
</table>
Maximum of two loans with total Aurora financing >80% LTV/CLTV/HCLTV, regardless of occupancy

1— Once the aggregate exposure exceeds $4,000,000, all additional loans must be either Classic or Alt-A.</td></tr>
<tr><td>Maximum Number of Financed Properties</td><td>In addition to the maximum exposure limitations, the maximum number of financed 1-4 unit properties (regardless of lending source) a borrower or group of borrowers may own is limited as outlined below. The subject property, all borrowers' primary residence properties and any properties pending financing are included in this total.
<table>
<tr><td>O/O</td><td>SH</td><td>N/O/O</td></tr>
<tr><td>No limit</td><td>10</td><td>10</td></tr>
</table></td></tr>
</table>

PROPERTY OWNERSHIP HISTORY

- If SH and LTV/CLTV/HCLTV >80%:
  - At least 50% of borrower's properties must have been owned at least two years as of the date of Funding, including subject property and any concurrent transactions.
- If SH and LTV/CLTV/HCLTV ≤80% and all owner occupied transactions:
  - File contains documentation evidencing borrower's experience owning multiple investment properties (two years of experience required); *or*
  - Borrower has acquired or is in the process of acquiring a maximum of (including subject property, if applicable):
    - ≤Two financed investment properties within the last six months; ***and/or***
    - ≤Four financed investment properties within the last two years.
  - All financed 1- to 4- unit investment properties (properties, not units), regardless of the source of financing will be considered in the above eligibility determination.
- See Underwriting Guidelines for more information.

SECTION 32 / HIGH COST LOAN

- Loans that are considered high cost loans as defined by federal and/or state laws and/or regulations are not eligible for funding by Aurora.
- First Liens, Conforming Loan Amounts: Total Points and Fees may not exceed 5% of the loan amount. Refer to *Form 720* for details regarding fees included in the 5% test.

INTEREST-ONLY (I-O)

- Payments are interest-only for the first 10 years and fully-amortizing for the remaining 20-year term. No negative amortization.
- The interest-only monthly payment is calculated each month based on the current balance. If borrower makes voluntary prepayments of principal during Interest-Only period, the subsequent monthly payments will be based on the lower principal balance.

PREPAYMENT PENALTY

- Permitted on transactions in accordance with state-specific restrictions as outlined on *Form 603A*.
- *Form 603A* includes instructions, legal documentation requirements and state restrictions.
- The prepayment penalty feature is an option, not a requirement. If a prepayment penalty feature is selected, the following overall (prepayment penalty period) and hard penalties should be selected.
  - All products
    - 3-year overall with 0 hard
    - 3-year overall with 3-year hard
    - 1-year overall with 1-year hard

ESCROW ACCOUNT

- When LTV ≤80%, borrowers may choose to waive monthly real estate tax and insurance impounds. Escrows may be waived on LTVs >80% only when mandatory escrow is prohibited by state regulations. See Price Adjustment Factors on the daily rate sheet for any price differential.

LEGAL DOCUMENTS

- If title taken in the name of a trustee, refer to Form 407-LivT for signature requirements.

Product Features	Fixed-Rate	5/6 Hybrid-LIBOR	10/6 Hybrid-LIBOR	10/1 Hybrid-LIBOR	5/1 Hybrid-LIBOR
Product Codes	J30F - 25 or 30 Year J20F - 20 Year J15F - 10 or 15 Year	J56L - 30 Year Fixed for 5 yrs w/adjustments every 6 months thereafter	J10L - 30 Year Fixed for 10 yrs w/adjustments every 6 months thereafter	J101 - 30 Year Fixed for 10 yrs w/adjustments every 12 months thereafter	J51L – 30Year Fixed for 5 yrs w/adjustments every 12 months thereafter
Caps[1]	N/A	6/2/6	6/2/6	5/2/5	5/2/5
Floor	N/A	Margin	Margin	Margin	None
Index	N/A	6-Month LIBOR	6-Month LIBOR	1-Year LIBOR	1-Year LIBOR
Margin	N/A	See Rate Sheet	See Rate Sheet	See Rate Sheet	See Rate Sheet
Note	3200	FNMA 3520	FNMA 3520	FHLMC 5531	FHLMC 5531
Note Addendum	N/A	Aurora 1201	Aurora 1201	N/A	N/A
Security Instrument	State Specific	State Specific	State Specific	State Specific	State Specific
FNMA/FHLMC Rider	N/A	3138	3138	FHLMC 5131	FHLMC 5131
Aurora Rider	N/A	Aurora 1202	Aurora 1202	N/A	N/A
Disclosure	N/A	611 or 611-IO	613 or 613-IO	617 or 617-IO	622 or 622-IO
Assumable	No	No	No	Yes during ARM period	Yes during ARM period
Convertible	No	No	No	No	No

1. Caps = **Initial Cap** (Max increase or decrease at first Change Date) / **Periodic Cap** (Max periodic increase or decrease after the first Change Date) / **Life Cap** (Max increase in interest rate over the initial rate during the life of the loan).